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                                                                   EXHIBIT 10.18

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                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                    PAGE 1 OF 29


              NETWORKS PRODUCTS PURCHASE AGREEMENT NO. ITC 2000NPPA
                                     BETWEEN
                              NORTEL NETWORKS INC.
                                       AND
                            INTERSTATE FIBERNET, INC.
                               AND ITS SUBSIDIARY
                      ITC/\DELTACOM COMMUNICATIONS, INC.


This Networks Products Purchase Agreement No. ITC2000NPPA ("Agreement") made by and between Nortel Networks Inc., ("Nortel Networks") a Delaware corporation, having offices at 5405 Windward Parkway, Alpharetta, Georgia 30004 and Interstate FiberNet, Inc., ("IFN") a Delaware corporation, having its principal offices and place of business at 1791 O.G. Skinner Dr., West Point, Georgia 31833, and IFN's subsidiary ITC/\DeltaCom Communications, Inc., (ITC/\DeltaCom), (each of IFN and ITC/\DeltaCom are considered a "Buyer") and shall be effective on November 8, 2000 ("Effective Date").

WHEREAS, Nortel Networks (formerly known as Northern Telecom, Inc.) and Buyer are parties to that certain Network Products Purchase Agreement dated December 24, 1997, as modified by that certain Amendment No. 1 dated March 10, 1999, and Amendment No. 2 dated October 7, 1999, and the Product Attachments thereto (as such Product Attachments may have been amended) (collectively, "Agreement No. ITC9701N"); and

WHEREAS, Nortel Networks and Buyer desire to replace and supersede Agreement No. ITC9701N, its respective Product Attachments and Amendments in their entirety, except, the Cornerstone Product Attachment, which shall be amended and incorporated into this Agreement No. ITC2000NPPA upon the execution of an Amendment between Nortel Networks and Knology Holding Inc.

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       SCOPE

         1.1 Certain capitalized terms used in this Agreement shall be defined as set forth in EXHIBIT A. A Product Attachment may have defined terms for capitalized terms used therein, which separately govern that specific Product Attachment.

         1.2 The terms and conditions of this Agreement shall apply to the purchase by Buyer and the sale by Nortel Networks of Merchandise, Equipment and Services and the licensing of Software furnished in connection with such Equipment, as applicable. The terms and conditions contained in a particular


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                  Product Attachment attached herein as EXHIBIT I through
                  EXHIBIT N shall modify and/or supplement the other terms and conditions of this Agreement only with respect to the Product Line and Services described in that Product Attachment. All Product Attachments shall be incorporated into and made a part of this Agreement.

         1.3 All Products and Services obtained by Buyer pursuant to this Agreement shall be obtained by Buyer solely for use by Buyer in its internal business to provide services available through its networks and not as stock in trade or inventory, which is intended for resale by Buyer to any third party as new and unused material. A Reseller Agreement shall be executed should Buyer and Nortel Networks mutually agree Buyer would resell Nortel Networks' Equipment, Merchandise and/or Software.

         1.3.1 Except as set forth in EXHIBIT E-1, or any other provision which by their nature were intended for Buyer only, IFN's Affiliates shall be entitled to purchase Products and Services on the same terms and conditions (excluding any purchase commitments) as Buyer may purchase Products under this Agreement, subject to Nortel Networks' determination of the credit worthiness for such IFN Affiliate. The IFN Affiliate credit determination shall be made solely using Nortel Networks' usual and customary criteria and the IFN Affiliate must sign an acknowledgment in substantially the form attached as EXHIBIT E-1. Such IFN Affiliate purchases shall not count toward Buyer's fulfillment of the Commitment Amount, however, IFN Affiliate purchases will contribute towards achieving the next level of Volume Discount offered in the commitment level matrix as provided in EXHIBIT G-1.

         1.3.2 An IFN Affiliate and Nortel Networks may separately agree that such IFN Affiliate will purchase a minimum amount of Products. If one or more IFN Affiliates do agree to such purchase commitments, then all such purchase commitments shall, together with the Commitment Amount, be used to establish the pricing and Volume Discounts available to Buyer and the IFN Affiliates. For example and illustration purposes only, if IFN agrees to purchase $250,000,000, and an IFN Affiliate agrees to purchase at least $50,000,000, then together with the total commitment is $300,000,000, and Buyer and the IFN Affiliates shall be entitled to pricing and Volume Discounts at the $300,000,000 level.

         1.3.3 Buyer shall have no obligation or liability: (a) to Nortel Networks if any IFN Affiliate (i) fails to achieve purchase commitment agreed to by such IFN Affiliate, (ii) fails to pay Nortel Networks any sum due with respect to such IFN Affiliate Product purchases, or (iii) otherwise breaches the terms and conditions of this Agreement or any other terms and conditions


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                  agreed between Nortel Networks and such IFN Affiliate; or (b)
                  to any IFN Affiliate if Nortel Networks breaches any terms and conditions of this Agreement (including, without limitation, the failure or refusal to sell Products to such IFN Affiliate) or any other terms and conditions agreed between Nortel Networks and such IFN Affiliate. Nortel Networks shall have the right to terminate such IFN Affiliate due to breach of the terms and conditions of this Agreement or any other terms and conditions agreed between Nortel Networks and such IFN Affiliate.

         1.4      All Products shall be installed in the United States.

         1.5 Buyer shall order and/or license, as applicable, Products or Services for delivery during the Commitment Period, with a minimum total dollar purchase price of two hundred fifty million dollars ($250,000,000.00) ("Commitment Amount").

         1.5.1 In consideration of Buyer's Commitment Amount, Nortel Networks shall provide Buyer and the IFN Affiliates with a Volume Discount, as set forth in EXHIBIT G-1. Such Volume Discount will initially be based on the Buyer's Commitment Amount. The Volume Discount will increase as total purchases of Products and Services by Buyer and IFN Affiliates reach the next higher commitment discount level as identified in EXHIBIT G-1. The parties shall review Buyer's and the IFN Affiliates' purchases no later than ten (10) Business Days following the end of each calendar quarter for purposes of determining the Volume Discount to which Buyer and the IFN Affiliates are entitled. Buyer's purchases during the Interim Period shall count for purposes of the Volume Discount. IFN Affiliate purchases during the Interim Period shall count for purposes of the Volume Discount only if the IFN Affiliate makes a firm purchase commitment.

         1.5.2 If during the Commitment Period, Buyer is unable to satisfy the Commitment Amount set forth herein, Nortel Networks shall invoice Buyer, at the end of the Commitment Period, an amount equal to three percent (3%) of the difference between the actual amount of Products and/or Services purchased and the Commitment Amount ("Invoice Value"). Buyer's purchase of Products and Services during the Interim Period shall count toward Buyer's satisfaction of the Commitment Amount. The Invoice Value shall be the sole and exclusive remedy available to Nortel Networks for the failure of Buyer to purchase the Commitment Amount.

         1.5.3 In the event that Buyer places an Order and the Order becomes a Rejected Order, if and when the total of such Rejected Orders exceed five (5%) percent of the Commitment Amount, then the amount of such Rejected


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                                                    GENERAL TERMS AND CONDITIONS
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                  Order shall be credit to Buyer's satisfaction of the
                  Commitment Amount and shall be credited to Buyer for purposes of the Volume Discounts.

         1.6 In consideration of Buyer's agreement to purchase the Commitment Amount, Nortel Networks grants to Buyer retroactive Product Credits for Products purchased during the Interim Period. The Product Credits shall be applicable toward the future purchase of any Equipment, Software or Merchandise listed in the corresponding Product Attachment Schedule A. the total Product Credits shall set forth in EXHIBIT A-1, which shall be agreed by the parties (as evidenced by the parties' signatures) and attached hereto within ten (10) days after the execution of this Agreement.

         1.6.1 For each Order a maximum of [***] percent ([***]%) of the Product price of such Merchandise, Equipment or Software may be purchased with Product Credits. Product Credits may be used only for purchases of Equipment, Software and Merchandise from the same Product Line for which such Product Credits were issued. However, Product Credits may not be used on Schedule E, PAYG or Schedule G, Network Overbuild Project, of EXHIBIT M, Optical Product Attachment.


         1.6.2 When Buyer uses Product Credits towards the purchase of optical amplifiers, Buyer shall be entitled to receive Matching Credits to be applied to that purchase. For each optical amplifier Order, a maximum of [***] percent ([***]%) of the purchase price of such Product may be purchased with Product Credits. Matching Credits shall not count towards the [***] percent ([***]%) maximum Product
         Credits. The combined total Product Credit and Matching Credits will not exceed [***] percent ([***]%) of the Product purchase price.

         1.7 From time to time Nortel Networks may offer new or additional Products to Buyer. Should Buyer wish to purchase such Products, and then subject to agreement by the parties as to any applicable additional terms to be set forth in a new Product Attachment or Schedule within an existing Product Attachment, this Agreement shall be amended to include such Product Attachment or Schedule and thereafter such Product may be purchased hereunder.

         1.8      IFN may use IFN Affiliate Bartering as follows:

         1.8.1 On a case-by-case basis, Buyer may notify Nortel Networks, in writing, of Buyer's desire to transfer the License for specific Software as listed on the Optical Products Schedule A to any of the IFN Affiliates ("Affiliate Bartering"). The associated Equipment must have been paid for by Buyer prior to transfer. Nortel Networks shall not unreasonably withhold consent


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                  for such transfer, provided such IFN Affiliate had agreed, in writing, to be bound by the terms and conditions of EXHIBIT B (the "Software License").

         1.8.1 In the event that IFN transfers any used Equipment to an IFN Affiliate, then any existing warranties for such Equipment shall expire upon such transfer of ownership of such Equipment and no warranties are offered on the Software.

2.       TERM

         2.1 This Agreement shall be in effect for the Commitment Period. This Agreement and/or Product Attachment or any part thereof may be earlier terminated in accordance with the express provisions of this Agreement concerning termination or by written agreement of the parties.

         2.2 The termination of this Agreement or any part thereof shall not affect the obligations of either party thereunder which have not been fully performed with respect to any accepted Order, unless such Order is expressly terminated in accordance with this Agreement or by written agreement of the parties.

3.       ORDERING

         3.1 All purchases pursuant to this Agreement shall be made by means of written Orders issued from time to time by Buyer and Nortel Networks shall acknowledge in writing (by facsimile or e-mail to the Authorized Representatives for the relevant Product Line) receipt of Orders within forty-eight (48) Business Hours. Nortel Networks shall accept Orders in writing no later than fifteen (15) Business Days after the Order is received. Nortel Networks shall not unreasonably refuse to accept any Order. An accepted Order shall then constitute a contract for sale of Products and/or Services between Buyer and Nortel Networks or a Nortel Networks Affiliate. All Orders shall reference this Agreement and the applicable Product Attachment and shall be governed solely by the terms and conditions set forth herein and by the terms and conditions of the applicable Product Attachments.

         3.2 All Orders issued by an IFN Affiliate shall reference the Agreement and the applicable Product Attachment and shall state that the purchaser is an IFN Affiliate. Notwithstanding the foregoing, Nortel Networks reserves the right to reject an Order from an IFN Affiliate based on Nortel Networks' determination of credit worthiness and other reasonable criteria and shall promptly notify such IFN Affiliate at time the Order is rejected. If the IFN Affiliate Order is a Rejected Order then the amount of such


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                                                    GENERAL TERMS AND CONDITIONS
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                  Order, shall be deemed a Rejected Order and the amount of such
                  Order shall be credited to Buyer for purposes of determining Volume Discounts, if such IFN Affiliated has made a firm purchase commitment.

         3.3 Each Order shall specify the types and quantities of Products and/or Services to be furnished by Nortel Networks pursuant to the Order, the applicable prices, charges and/or fees with respect to such Products and/or Services, Buyer's facility to which the Products are to be delivered or installed, the delivery and/or completion dates or schedule requested. Nortel Networks shall be entitled to reject any Order if missing any information specified herein.

         3.4 Any change to the original Order initiated by Buyer after Nortel Networks' acceptance of the Order and any resulting adjustments to prices, schedules and/or other requirements of the Order shall be negotiated, mutually agreed upon in writing and subsequently detailed in a written change to the Order ("Change Order"), referencing the original Order and executed by Buyer's Authorized Representatives (as provided in EXHIBIT
                  F) and Nortel Networks. In the event that the Change Order requires work in addition to that already performed (including changes to prior work), the adjustment of the Order price shall include reasonable charges incurred by Nortel Networks for such additional work. No such changes shall be performed until a Change Order has been executed by Nortel Networks and Buyer as described above.

         3.5 Nortel Networks shall immediately notify Buyer in writing if Nortel Networks will be unable to meet the delivery date for Products specified in an accepted Order ("Delayed Products"), and unless such delay is excused under the provisions of
                  Section 16 of the Agreement (Force Majeure), at Buyer's option, (a) Nortel Networks shall provide Buyer with product discounts equal to [***] percent ([***]%) of the purchase price of the Delayed Products for each week that delivery is delayed beyond the date specified in an accepted Order, provided that, in no event shall the aggregate, cumulative discount for any Product exceed [***] percent ([***]%) of the purchase price of the Delayed Product ("Delayed Product Discounts"), or (b) Buyer may cancel the Order for the Delayed Product and deem such cancelled Order to be a Rejected Order. Delayed Product Discounts may be applied only towards the purchase of the Delayed Products. The foregoing shall be Buyer's sole remedy and Nortel Networks' sole obligation for Nortel Networks failure or inability to timely deliver such Products.

         3.6 Buyer may by written notice to Nortel Networks cancel without charge any Order for Products and/or Services prior to the delivery date of the


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                                                    GENERAL TERMS AND CONDITIONS
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                  applicable Products set forth in such Order or the agreed date for the commencement by Nortel Networks of the applicable Services ("Service Commencement Date"), except that if Buyer cancels such Order within six (6) weeks or less of the delivery date or Service Commencement Date, a cancellation fee of fifteen percent (15%) of the aggregate price of all Products and/or Services included in such canceled Order shall be payable by Buyer. Nortel Networks may invoice such amount upon receipt of Buyer's notice of cancellation of the Order.

         3.7 Additional terms related to Switching Products are listed in EXHIBIT N, Section 6, Switching Product Attachment.

4.       FORECAST

                  By the tenth (10th) calendar day of December and July of each year, Buyer's Authorized Representative as provided in EXHIBIT F agrees to submit to Nortel Networks' local sales representative a non-binding, good faith forecast of Buyers projected purchase quantities of each Product during the next twelve (12) months. Buyer shall provide its initial forecast upon execution of the Agreement, which shall be attached hereto as EXHIBIT G.

5.       PRICES

         5.1 The prices, charges, and fees applicable to Orders shall be set forth in the appropriate Product Attachments, EXHIBITS I through EXHIBIT N, and Volume Discounts shall be in accordance with EXHIBIT G-1 of the Agreement. EXHIBIT G-1 should be referenced to determine the appropriate Volume Discount from the price on price lists that are not identified as net prices ("List Prices"). The prices for Products on price lists which have already been discounted are identified on such price lists as the ("Net Price") and are not entitled to additional Volume Discounts listed in EXHIBIT G-1. Prices for Switching Systems Products as listed in EXHIBIT N include the price of freight and insurance. All other Equipment and Merchandise prices do not include freight and insurance charges. Buyer shall pay transportation charges not to exceed one and one half percent (1.5%) of the invoice amount for the Products (exclusive of taxes, insurance and other charges). Shipment of Software is not subject to freight charges.

         5.2 For Orders issued by all IFN Affiliates, until the total of all prices, charges and fees for Products and related Services furnished to such IFN Affiliate have been paid to Nortel Networks, the IFN Affiliate shall cooperate with Nortel Networks in perfecting Nortel Networks' purchase money security


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                                                    GENERAL TERMS AND CONDITIONS
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                  interest in such Products and the IFN Affiliate shall promptly execute all documents and take all actions required by Nortel Networks in connection therewith. Except as otherwise set forth herein, neither Buyer nor any IFN Affiliate shall sell, lease or otherwise transfer such Products or any portion thereof or allow any liens or encumbrances to attach to such Products or any portion thereof prior to payment in full to Nortel Networks of the total of all such prices, charges, and fees.

         5.3 Nortel Networks and Buyer shall conduct an annual review of pricing and Nortel Networks may decrease, at Nortel Networks' sole discretion, the price of the Products, upon written notice to Buyer. Such notice shall specify the effective date of the price reduction and shall apply to Orders received by Nortel Networks on or after the effective date of the price reduction.

         5.4 The prices for engineering, installation and/or system line-up and testing ("SLAT") Services performed by Nortel Networks with respect to an accepted Order shall be as quoted by Nortel Networks and agreed to by Buyer prior to issuance of the applicable Order.

         5.5 Additional terms related to Prices for Optical Products are listed in EXHIBIT M, Article 4, Schedule E, Schedule F and Schedule G.

         5.6 Pricing for CVX 1800 as listed in EXHIBIT K, Schedule A, includes management Software for wholesale modems and SS7 Software to Buyer, [***], during the Commitment Period.

         5.7      [***].

6.       NO SURPRISE CLAUSE FOR BUDGETARY AND FIRM QUOTATIONS

         6.1 If Buyer desires to receive a budgetary or firm quotation from Nortel Networks for Products or Services, Buyer shall submit such request ("Requirements Documents") in writing to Nortel Networks. The request for quotation shall include the following information, as applicable: (i) the types and quantities of Products and Services to be furnished by Nortel Networks; (ii) detailed description of the Product(s) to be provided; (iii) the location or facility to which the Products are to be delivered; (iv) the Installation Site, if known and if different from item (iii); (v) the requested Ship Date and Turnover Date of the System; and (vi) any other information required under this Agreement to be included in an Order. Nortel Networks shall respond in writing to requests for budgetary quotations and requests for firm quotations.


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         6.2      Unless otherwise specified in the firm quotation, such firm quotation shall be valid for ninety (90) days from the date of such quotation. Any request for a firm quotation shall not be a binding purchase commitment for Buyer unless Buyer submits an Order for the Products and Services specified in the firm quotation within ninety (90) days after receipt of the quote. Budgetary quotations shall be provided for information and planning purposes only and shall not be considered to be a final or firm statement binding on either party.

         6.3 The budgetary quotations shall, if applicable, include the following information: (a) preliminary Equipment, Merchandise and Software lists; (b) the estimated charges for the Products; (c) the estimated charges for Services requested; and (d) any other information requested by Buyer as is pertinent and available.

         6.4      The firm quotations shall include the following information:
                  (a) the price to be paid by Buyer for the Products, after applying the applicable Volume Discounts and any other discounts or credits offered by Nortel Networks, if any; (b) fixed charges for Services requested; (c) Equipment, Merchandise and Software lists and project schedules; and (d) any other information requested by Buyer as is pertinent and available. After the parties have agreed to the firm quote and Buyer issues an Order for Products and Services described in such firm quote, Nortel Networks shall be responsible for any additional charges pertaining to this Order that were not included in the firm quote, as required to deliver the capability described in the request from Buyer and the firm quote from Nortel Networks. Examples of exceptions to the above shall include events where (i) changes are made after the issuance of the firm quotation (whether such changes result from a request by Buyer or are necessitated by inaccurate or incomplete information provided by Buyer in its request for a firm quotation); or (ii) cost over-runs take place due to non-Nortel Networks related problems (e.g. inability of installers to gain site access, insufficient power, unavailability of Buyer-provided items).

7.       TERMS OF PAYMENT

         7.1 Except as otherwise provided in Section 7.3 or in a specific Product Attachment, Nortel Networks shall invoice Buyer for the price of the Shipped Products as well as any prepaid freight and insurance charges upon shipment of the Products. Freight charges shall not exceed one and one half (1.5%) percent of the Product price (exclusive of taxes and other charges). Any Services, including installation, testing, and turn up provided hereunder shall be invoiced to Buyer upon notice to Nortel


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                  Networks of Buyer's Acceptance of such Services, unless
                  specified otherwise in the Product Attachment. Buyer shall pay all amounts payable and properly invoiced pursuant to this Agreement to Nortel Networks in accordance with the payment instructions contained in such invoice and shall be paid in United States dollars. Payment for all invoices of Shipped Products are due within thirty (30) days from the date of invoice. If Nortel Networks provides any installation, testing or turn up Services, payment for such Services is due within thirty (30) days after Buyer's delivery of written notice to Nortel Networks of Buyer's Acceptance of the Products.

         7.2 For Orders including multiple Products where Nortel Networks ships only a portion of the Products included in the Order ("Shipped Products"), and the unshipped Products are required for Buyer to place such Shipped Products in revenue generating service ("Required Products") Nortel Networks shall only invoice Buyer for the Shipped Products upon the Delivery Date of the Required Products. If Buyer is able to place the Shipped Product into revenue generating service, Nortel Networks shall invoice Buyer for such Shipped Products in accordance with Section 7.1 above.

         7.3 With respect to each Switching Initial and Extension System furnished hereunder by Nortel Networks to Buyer, the price listed in Schedule A of EXHIBIT N shall be invoiced by Nortel Networks in accordance with the following schedule:

                           [***] percent ([***]%) of such price may be invoiced on the date of shipment by Nortel Networks to Buyer of the switch component of such System,

                           (i) [***] percent ([***]%) of such price may be
                               invoiced on the Turnover Date of such System, and
                          (ii) [***] percent ([***]%) of such price may be
                               invoiced on the date of Acceptance of such System.

         7.4 Except as may be otherwise agreed in writing by the parties Nortel Networks' prices for Merchandise and charges for any Services determined in accordance with Section 7.3 above may be respectively invoiced upon delivery of such Merchandise and upon performance of such Services by Nortel Networks as provided in Section 7.1

         7.5 Overdue payments, excluding those which are the subject of a good faith dispute, shall be subject to interest charges, calculated daily commencing on the 31st day after the date of the invoice, at one and one half percent (1-1/2%) per month or such lesser rate as may be the maximum permissible rate under applicable law. Notwithstanding the foregoing, in no event shall interest charges on any Order exceed [***] percent ([***]%) of


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                 the total Order price.

         7.6 Additional Payment Terms are listed in the Optical Products EXHIBIT M, Schedule E and Schedule G.

8.       SOFTWARE UPDATES

         8.1 Nortel Networks may, from time to time, issue updates to the Software and upon Buyer's payment of applicable Right to Use Fees or Software License Fees, as set forth below, shall license these updates to Buyer and shall classify such updates as either: 1) Incremental Software Upgrades ("ISUs"), designed to correct any nonconformance to the applicable Software specifications, or 2) enhancements, which will provide additional features ("Enhancements").

         8.2 Nortel Networks shall give Buyer and IFN Affiliates written notice at least thirty (30) days prior to the first availability of any Software ISU or Enhancement ("Product Change Notice" or "PCN").

         8.3 Updates to Software, classified as Class A ISUs by Nortel Networks, will be provided at no cost to Buyer and IFN Affiliates, including any installation and activation Services necessary to implement such update. Notwithstanding the foregoing and except as set forth in Section 12.3, ISUs and Enhancements shall not include the cost of any associated hardware that may be required to implement or install such ISUs. Updates classified as Enhancements, which Buyer may elect to implement in its operations, shall be made available to Buyer on a billable basis. In the event Nortel Networks determines that the update includes both ISUs and Enhancements, which will be used by Buyer in its operations, such update shall be made available to Buyer. If Buyer elects to receive the update, Nortel Networks shall invoice Buyer only for the amount reasonably determined by Nortel Networks to be attributed to the Enhancements contained in such update.

         8.4 Additional terms related to Software Updates are as referenced in the following Exhibits.

                           Access Products- Exhibit I, Article 4
                           Cornerstone Products- Exhibit J, Schedule B,
                           Section 3
                           Data and Internet Products-Exhibit K, Schedule B
                           Section 2.3 and Price Lists
                           Network Management Products- Exhibit L, Article 3 Optical Products-Exhibit M, Article 6
                           Switching Products- Exhibit N, Articles 4,5 and 9


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9.       TAXES

         Nortel Networks shall notify Buyer on each invoice an itemization of any and all taxes and charges to be collected from Buyer and remitted to any governmental or taxing authority, or that are otherwise due and payable by Buyer in connection with the Products and Services. Upon receipt of such invoice or notice, Buyer shall promptly reimburse Nortel Networks or pay directly to the applicable government or taxing authority all taxes and charges arising hereunder, including, without limitation, penalties and interest, except for taxes computed upon the net income of Nortel Networks and except any penalties or interest accruing due to the failure of Nortel Networks to timely invoice Buyer or notify Buyer of such taxes. Buyer's obligations pursuant to this
         Section 9 shall survive any termination of this Agreement.

10.      RISK OF LOSS, TITLE

         10.1 Risk of loss or damage to Products shall pass to Buyer upon delivery to the loading dock at the installation site or other delivery location specified by Buyer in its Order. Until the delivered Products are paid in full, Buyer shall keep such Products fully insured for the total amount then due Nortel Networks for such Products.

         10.2 Good title to Equipment and Merchandise furnished hereunder shall be free and clear of all liens and encumbrances and shall vest in Buyer upon full payment by Buyer of the total prices, charges and fees payable by Buyer for such Equipment, Merchandise and any related Software or Services furnished by Nortel Networks in connection with such Equipment and Merchandise.

         10.3 Buyer shall receive a license to use Software subject to the terms set forth in EXHIBIT B.

         10.4 In connection with the repair and replacement of defective Products, Buyer shall bear the risk of loss in returning Products to Nortel Networks, and Nortel Networks shall bear the risk of loss in shipping repair or replacement Products to Buyer.

11.      TESTING, TURNOVER AND ACCEPTANCE

         The rights and obligations of the parties with respect to TESTING, TURNOVER AND ACCEPTANCE of any Products furnished hereunder and installed by Nortel Networks shall be as follows.

         11.1 Nortel Networks shall provide Buyer with five (5) days written notice prior to commencing final testing of any Products installed by Nortel


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                  Networks. Buyer shall cause an authorized representative of
                  Buyer to be present at the applicable Installation Site to witness such final testing, provided that in the event such representative fails to be present for any reason, Nortel Networks shall not be required to delay performance of such testing. In connection with the final testing of such Products, Nortel Networks shall test the Products for conformity with the applicable Acceptance Criteria. When such tests have been successfully completed, Nortel Networks shall provide Buyer with written notice ("Turnover Notice") that the applicable Products meet such Acceptance Criteria and are ready for Buyer's testing for compliance with such Acceptance Criteria ("Turnover Date"). Buyer shall promptly complete and return to Nortel Networks Buyer's acknowledgment of receipt of such Turnover Notice.

         11.2 Following the Turnover Date, Buyer may test the applicable Products for compliance with the Acceptance Criteria using the tests and test procedures contained in Nortel Networks' Installation Manuals with respect to such Products. Within fifteen (15) days following the Turnover Date, Buyer shall notify Nortel Networks in writing either that Buyer has accepted such Products (using Nortel Networks' standard Acceptance Notice form), or that Buyer has not accepted such Products in which case Buyer shall provide in reasonable detail the manner in which Buyer asserts that the Products failed to meet the Acceptance Criteria ("Deficiency Notice"). With respect to any such details with which Nortel Networks agrees, Nortel Networks shall promptly proceed to take appropriate corrective action and following correction, Buyer may retest the Products in accordance with this Section. Buyer shall accept the Products in writing in accordance with this Section without delay when the Buyer's tests indicate that the Products comply with the Acceptance Criteria ("Acceptance").

         11.3 Buyer and Nortel Networks shall in good faith attempt to resolve any disagreement regarding whether the Products meet the Acceptance Criteria. With respect to any points of disagreement between Nortel Networks and Buyer concerning any Deficiency Notice, which are not resolved, by Nortel Networks and Buyer within thirty (30) days after the date of the Deficiency Notice the disputed points shall be resolved by arbitration pursuant to Section 11.4.

         11.4 To commence arbitration of such disputed points, either party shall submit a notice of its claims to the other party and the American Arbitration Association ("AAA"). The arbitrator shall be chosen by mutual agreement. If the parties cannot agree upon an arbitrator within ten (10) Business Days of a party's election to arbitrate, the arbitrator shall be selected in accordance with the Commercial Rules of the AAA. The


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                  arbitration shall be conducted in accordance with the
                  Commercial Rules of the AAA, provided, however that the Arbitrator shall be empowered to reduce the Prices of Products only to the extent that the Arbitrator finds that the benefit of Buyer's bargain has been reduced. Judgment upon the award rendered by the Arbitrator(s) may be entered in any Court of competent jurisdiction.

         11.6 Acceptance of the applicable Products shall occur upon the earliest of :

                  11.6.1 The date on which Buyer accepts such Products pursuant to Section 11.2 above;

                  11.6.2 The failure of Buyer to provide Nortel Networks with any notice required by Section 11.2 with respect to such Products;

                  11.6.3 Use by Buyer of such Products or any portion thereof in revenue-producing service at any time.

12.      EVERGREEN CLAUSE

         12.1 Nortel Networks warrants to Buyer that Equipment purchased by Buyer from Nortel Networks will function for a minimum of [***] ([***]) [***] without any additional mandatory hardware upgrades required. In the event a mandatory upgrade is required by Nortel Networks, Nortel Networks shall provide such upgrade at no additional charge (including, installation and other Service charges).

         12.2 Nortel Networks agrees that no later than September 1 of each calendar year to provide Buyer with a list of Nortel Networks' Software to be released the following year. This list will include the feature description and other Equipment required for Software that will be released the following year.

         12.3 The following warranty applies to Switching Network Products only:

                           Nortel Networks warrants to Buyer that initial DMS-500 switches purchased by Buyer from Nortel Networks will be able to accept generally available "base" Software included with such Product for [***] ([***]) [***] from the Turnover Date, without the requirement of "mandatory" hardware upgrades. Mandatory hardware upgrades do not include hardware required to provide operation of features/services not purchased with the initial system. If generally available Software updates to the specific features licensed by Buyer


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                           require memory packs, Nortel Networks shall provide
                           such memory packs at no cost to Buyer.

13.      DISCLAIMERS OF WARRANTIES AND REMEDIES

                  THE WARRANTIES AND REMEDIES SET FORTH THIS AGREEMENT, CONSTITUTE THE ONLY WARRANTIES OF NORTEL NETWORKS WITH RESPECT TO THE PRODUCTS AND SERVICES AND BUYER'S EXCLUSIVE REMEDIES IN THE EVENT SUCH WARRANTIES ARE BREACHED. THEY ARE IN LIEU OF ALL OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

14.      LIABILITY FOR PERSONAL INJURY, PROPERTY DAMAGE AND PATENT INFRINGEMENT

         14.1 A party hereto shall defend the other party against any suit, claim, or proceeding brought against the other party due to bodily injuries (including death) or damage to tangible property, which allegedly result from the negligence or willful misconduct of the defending party in the performance of this Agreement. The defending party shall indemnify and hold harmless the other party and shall pay all litigation costs, reasonable attorney's fees, settlement payments and such damages awarded to such third party in connection with any such suit, claim or proceeding or settlement thereof.

         14.2 Nortel Networks shall defend Buyer and the IFN Affiliates against any suit, claim or proceeding brought against Buyer or any IFN Affiliate alleging that any Products, excluding Vendor Items, furnished hereunder infringe any United States patent, trade secret or other intellectual property right of any third party. Nortel Networks shall pay all litigation costs, reasonable attorney's fees, settlement payments and any and all damages awarded to a third party in connection with any such suit, claim or proceeding or the settlement thereof. With respect to Vendor Items, Nortel Networks shall assign to Buyer and the IFN Affiliates any and all rights of Nortel Networks (including rights to receive defense and/or indemnification) with respect to infringement of U.S. patents granted to Nortel Networks by the supplier of such Vendor Items to the extent of Nortel Networks' right to do so. If Nortel Networks is prohibited by corporate charter, contract, law or otherwise from assigning such rights to Buyer and/or the IFN Affiliates, Nortel Networks shall take such actions, execute such documents and do all other things as is reasonably possible for Buyer and/or the IFN Affiliates to receive the benefits of such rights provided by the manufacturer and/or supplier of such Vendor Items.


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         14.3     The party entitled to receive a defense and/or indemnity
                  pursuant to Section 14.1 or 14.2 shall promptly advise the party required to provide such defense and/or indemnity of the applicable suit, claim, or proceeding and shall reasonably cooperate with such party in the defense or settlement thereof. The party required to provide such defense shall have primary control of the defense of the applicable suit, claim, or proceeding and of all negotiations for its settlement or compromise, so long as such party fulfills its obligations hereunder and actively defends the action, suit or proceeding. Notwithstanding the foregoing sentence, no settlement or compromise shall be made without the prior written consent of the party entitled to receive such defense and/or indemnity (which consent shall not be unreasonably withheld, conditioned or delayed), if the settlement or compromise (a) prohibits or restrains the actions of the party, (b) otherwise imposes a duty or obligation on the party, (c) requires the party to admit liability or culpability, or would be reasonably likely to have a precedential effect on the party, including without limitation, the right to assert any claim or defense in another action or proceeding. In the event a defending party does not fulfill its defense and indemnity obligations, and such failure continues for a period of thirty (30) days following written notice thereof and opportunity to cure, then the party entitled to receive the defense and indemnification may obtain independent counsel to provide such defense, and the costs and expenses of such defense (including attorney's fees) shall be reimbursed to such party.

         14.4 Upon providing the Buyer with notice of a potential or actual infringement claim, Nortel Networks may (or in the case of an injunction, shall), at Nortel Networks' option, either procure a right to use, replace or modify, or require the return of the affected Product (including any ancillary, non-infringing Products that can not be used without the infringing Product) for a refund of all amounts paid by Buyer or the IFN Affiliates for such Products and ancillary Products, including SLAT and other Service costs.

         14.5 Nortel Networks shall have no obligation under Section 14.2 with respect to any suit, claim, or proceeding described in
                  Section 14.2 to the extent it is based upon (a) any design or any special instruction furnished by Buyer and Nortel Networks manufactures or supplies such Product in accordance with Buyer's design or special instruction, (b) use of a Product by Buyer in a manner or for a purpose not contemplated by the Product documentation (c) a claim that a Product violates any foreign patent if such Product is used by Buyer outside the United States, or (d) Buyer's use of the Products in combination with other products not provided by Nortel Networks or its Affiliates, including, without limitation, any software developed solely by Buyer through the permitted use of Products furnished hereunder, provided the infringement arises from such combination or the use thereof, and in any of the foregoing instances (a)


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                  through (d) such infringement claim would not have occurred but for Buyer's actions. Buyer shall defend, indemnify and hold Nortel Networks harmless against any loss, cost, expense, damage, settlement or other liability, which may be incurred by Nortel Networks with respect to any suit, claim, or proceeding described in this Section 14.5.

         14.6 The provisions of Sections 14.2 through 14.5 state the entire liability of Nortel Networks and its suppliers and the exclusive remedy of Buyer with respect to any suits, claims, or proceedings of the nature described in Section 14.2. Nortel Networks' total cumulative liability, pursuant to Section 14.2 shall for each infringement claim not exceed one hundred percent (100%) of all sums paid by Buyer for such Products (including, without limitation, all quantities thereof purchased by Buyer, and all Enhancements, upgrade and maintenance fees) plus all amounts paid by Buyer for ancillary Products if the infringing Product can no longer be used by Buyer (or the IFN Affiliates) and such ancillary Products cannot be used or operated in substantially the same manner without the use of the infringing Product.

         14.7 Each party's respective obligations pursuant to this Section shall survive any termination of this Agreement.

15.      REMEDIES AND LIMITATION OF LIABILITY

         15.1 Nortel Networks shall have the right to terminate or suspend its performance by written notice to Buyer or IFN Affiliate and forthwith remove and take possession of all Products that shall have been delivered to Buyer or such IFN Affiliate, if, prior to any payment to Nortel Networks of any amounts with respect to such Products, Buyer or such IFN Affiliate shall
                  (a) become insolvent or bankrupt or cease, be unable, or admit in writing its inability, to pay all debts as they mature, or make a general assignment for the benefit of, or enter into any arrangement with, creditors, (b) authorize, apply for, or consent to the appointment of a receiver, trustee, or liquidator of all or a substantial part of its assets or have proceedings seeking such appointment commenced against it which are not terminated within ninety (90) days of such commencement, or (c) file a voluntary petition under any bankruptcy or insolvency law or under the reorganization or arrangement provisions of the United States Bankruptcy Code or any similar law of any jurisdiction or have proceedings under any such law instituted against it which are not terminated within ninety (90) days of such commencement. Buyer shall have the right to terminate this Agreement and all further performance hereunder (except that such termination shall not affect Buyer's obligation to pay for any Product already received but not fully paid for), upon notice to Nortel Networks if Nortel Networks shall (x) become insolvent or bankrupt or cease, be unable, or admit in writing its inability, to pay all


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                  debts as they mature, or make a general assignment for the benefit of, or enter into any arrangement with, creditors, (y) authorize, apply for, or consent to the appointment of a receiver, trustee, or liquidator of all or a substantial part of its assets or have proceedings seeking such appointment commenced against it which are not terminated within ninety
                  (90) days of such commencement, or (z) file a voluntary petition under any bankruptcy or insolvency law or under the reorganization or arrangement provisions of the United States Bankruptcy Code or any similar law of any jurisdiction or have proceedings under any such law instituted against it which are not terminated within ninety (90) days of such commencement.

         15.2 In the event of any material breach of this Agreement which shall continue for thirty (30) or more days after written notice of such breach (including a reasonably detailed statement of the nature of such breach) shall have been given to the breaching party by the aggrieved party, the aggrieved party shall be entitled at its option to avail itself of any and all remedies available at law or equity, except as otherwise provided in this Agreement.

         15.3     Except for (a) damages arising out of any party's breach of
                  Section 17, CONFIDENTIAL INFORMATION, (b) damages owed due to Buyer's material breach of the Software License, or (c) damages owed to a third party in connection with any claim that is subject to defense and indemnification pursuant to Sections 14.1, 14.2 and 14.3, neither party shall be liable to the other for any incidental, indirect, consequential or special damages of any nature whatsoever (including, without limitation, for any breach of this Agreement) whether the claims for such damages arise in tort, contract, or otherwise, and nothing herein shall increase the liability of any party under Section 13 or 14 or EXHIBIT D beyond that prescribed therein.

         15.4 Nortel Networks shall not be liable for any additional costs, expenses, losses or damages resulting from errors, acts or omissions of Buyer, including, but not limited to, inaccuracy, incompleteness or untimeliness in the provision of information by Buyer to Nortel Networks or fulfillment by Buyer of any of its obligations under this Agreement.

16.      FORCE MAJEURE

                  If the performance by a party of any of its obligations under this Agreement shall be interfered with by reason of any circumstances beyond the reasonable control of that party, including without limitation, unavailability of supplies or sources of energy, power failure, breakdown of machinery, or labor difficulties, including without limitation, strikes, slowdowns, picketing or boycotts, then that party shall be excused from such performance for a period equal to the delay resulting from the


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                  applicable circumstances and such additional period as may be reasonably necessary to allow that party to resume its performance, provided, however, if Nortel Networks delivery of any Product is delayed for more than thirty (30) days after the scheduled delivery date, then Buyer shall have a right to terminate the Order for such Product without penalty or charge (but the amount of such cancelled Order will not be credited towards the Volume Discount), upon written notice to Nortel Networks. With respect to labor difficulties as described above, a party shall not be obligated to accede to any demands being made by employees or other personnel.

17.      CONFIDENTIAL INFORMATION

         17.1 Each party shall use reasonable care to hold the other party's Confidential Information in confidence and not disclose such Confidential Information to anyone other than to its employees and employees of its affiliates who have a bona fide need to know such Confidential Information in order to carry out such party's obligations under this Agreement. A party that receives the other party's Confidential Information shall not reproduce such Confidential Information, except to the extent reasonably required for the performance of its obligations pursuant to this Agreement and in connection with any permitted use of such Confidential Information. Nortel Networks' Confidential Information disclosed in writing shall be marked as "Confidential", "Proprietary" or other similar designation. Nortel Networks shall identify orally disclosed Confidential Information as such at the time of disclosure and shall provide Buyer a written summary of the orally disclosed Confidential Information within fifteen (15) Business Days of such disclosure.

         17.2 Without Nortel Networks' prior written consent (in its sole discretion) Buyer shall not use Nortel Networks' Confidential Information for any purpose other than in connection with Buyer's use of Products furnished by Nortel Networks pursuant to this Agreement.

         17.3 Without the prior written consent of Buyer (in its sole discretion) Nortel Networks shall not use Buyer's Confidential Information for any purpose other than in connection with Nortel Networks' obligations to provide Products and/or Services to Buyer in accordance with this Agreement. All information provided by Buyer to Nortel Networks shall be deemed Confidential Information of Buyer. The description of Products purchased hereunder (including type, quantity and specifications proscribed by Buyer) and the pricing provisions of this Agreement shall constitute both parties Confidential Information.

         17.4 The obligations of either party pursuant to this Section 17 shall not extend to any Confidential Information which recipient can demonstrate through


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                  written documentation was (a) already known to the recipient prior to its disclosure to the recipient, (b) was known or generally available to the public at the time of disclosure to the recipient, or becomes known or generally available to the public (other than by the recipient's breach of this Agreement) subsequent to its disclosure to the recipient, (c) is disclosed or made available in writing to the recipient by a third party not know by the recipient to be under any obligation of confidentiality to the owner of such information, or (d) is required to be disclosed by process of law or by applicable law, including state or federal securities laws, provided that the recipient shall notify the disclosing party promptly upon any request, demand or requirement for such disclosure.

         17.5 For information other than Product information, the parties' confidentiality obligations pursuant to this Section 17 shall survive for a period of three (3) years following any termination of this Agreement. Subject to Section 17.4, the obligations of Confidentiality for any Product information or ITC/\DeltaCom Confidential Information shall survive any termination of this Agreement for the period that the Confidential Information is deemed confidential information or a trade secret under Georgia Law.

18.      BUYER'S RESPONSIBILITIES

         18.1 Buyer shall prepare all sites at which the Products shall be delivered or installed in accordance with Nortel Networks' published standards, including, without limitation, environmental requirements.

         18.2 Buyer shall provide Nortel Networks designated personnel access to the Products during the times deemed necessary by Nortel Networks to install, maintain and service the Products in accordance with Nortel Networks' obligations. Nortel Networks personnel shall comply with Buyer's site and security regulations. Buyer shall provide Nortel Networks written notice of any such regulations from time to time in advance of the arrival of Nortel Networks' personnel at the site. Additionally, Nortel Networks shall comply with any posted on site regulations and/or guidelines. Nortel Networks shall promptly notify Buyer if any regulations or guidelines are expected to adversely impact or would prevent Nortel Networks personnel from initiating, performing or completing installation.

         18.3 Buyer shall provide reasonable working space and facilities, including heat, light, ventilation, telephones, electrical current, trash removal and other necessary utilities for use by Nortel Networks designated maintenance personnel, and storage space, if required by Nortel Networks, or Equipment, materials and supplies of Nortel Networks personnel to be used in connection with such installation or maintenance. Nortel


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                  Networks shall promptly advise Buyer of all such needs as soon as practicable prior to any scheduled date for installation or maintenance. Buyer shall also provide security for the installation/maintenance equipment, materials and supplies while stored on Buyer's site as and to the same extent Buyer provides security for its own personal property on such site; provided, however, Nortel Networks shall look solely to its own insurer and shall be responsible for any loss or damage to such Nortel Networks equipment, materials and supplies while on Buyer's site.

         18.4 Buyer shall obtain all necessary governmental permits applicable to Buyer in connection with the installation, operation, and maintenance of Products furnished hereunder, excluding any applicable permits required in the normal course of Nortel Networks' doing business.

         18.5 Nortel Networks shall give Buyer prompt written notice of any information it reasonably deems necessary for Nortel Networks to properly install or maintain the Products. Buyer shall provide to Nortel Networks any such information reasonably available at the time of such request.

         18.6 Buyer shall be responsible for ordering and coordinating with each applicable local telephone company the installation of all central office trunks and test trunks, and Buyer shall be responsible for all utility charges associated with the installation, testing, operation and maintenance of Products furnished hereunder, including, but not limited to, all applicable charges for such central office trunks, test trunks and any tie lines.

19.      NORTEL NETWORKS' RESPONSIBILITIES

         19.1 Nortel Networks will provide to Buyer on a monthly basis, or more frequently as mutually agreed by the parties, status reports for: Products Ordered; Product Credits, Matching Credits and Training Credits, earned and used; the then-applicable Volume Discounts, and such other information as reasonably requested by Buyer.

         19.2 Nortel Networks will make available to Buyer and IFN Affiliates training with respect to the operation, configuration, installation, service, maintenance and support of the Products. Buyer and IFN Affiliates will earn [***] ([***]) training credits ("Training Credits") valued at [***] ($[***]) dollars per credit for each [***] ($[***]) dollars in purchases of Products and Services. Nortel Networks will provide Buyer and IFN Affiliates with Training Credits at the time Order is placed with Nortel Networks. Training Credits may be used for either on site, self-paced or classroom courses for any Product training, subject to the course and class availability. However, Training


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                  Credits cannot be used for student travel and living expense.
                  Furthermore, the Training Credits must be used within twenty-four months after expiration of the Commitment Period or Buyer will forfeit such unused Training Credits.

         19.2.1 Buyer shall earn Training Credits during in the Interim Period as defined in Section 19.2 above.

         19.3 Nortel Networks shall establish a marketing fund ("Fund") to be used by Buyer for marketing its business concurrently with advertising Buyer's use of Nortel Networks' Products and Services. Nortel Networks agrees to reimburse Buyer, in accordance with Section 19.3.2, an amount equal to a maximum of [***] percent ([***]%) of the Buyer's actual purchases of Products, which Fund shall be available solely to Buyer for use in accordance with this Section 19.3. Nortel Networks and IFN Affiliates may separately agree to establish similar marketing funds in the event such IFN Affiliates enter into purchase commitments for the Products and Services.

         19.3.1 From time to time during the Commitment Period, Buyer shall provide Nortel Networks with copies of advertising that identifies the Products and which Buyer proposes to be reimbursed from the Fund. Buyer shall also identify the media in which such advertising will be displayed and projected costs for such advertising. The content of all text, photos and other information in the advertising regarding Nortel Networks, its Products, Services, shall be subject to the approval of Nortel Networks, such approval not to be unreasonably withheld or delayed. 19.3.2 Upon incurring advertising and marketing expenses as provided in Section 19.3 and 19.3.1, Buyer shall invoice Nortel Networks for one-half of all costs and expenses incurred by Buyer for such advertising, including, without limitation, third party advertising consultants, copy design, printing, and other advertising fees.

         19.3.3 Prior to any use of Nortel Networks' tradenames, trademarks and service marks, Buyer shall execute a Trademark License Agreement in substantially the same form of EXHIBIT 0 attached hereto.

         19.4 Nortel Networks has furnished certain equipment identified on EXHIBIT H ("Lab Equipment") to Buyer for the purpose of establishing training and demonstration facilities at Buyer's designated site. Lab Equipment provided to Buyer shall be (a) for Products significantly deployed within Buyer's network,
                  (b) as mutually agreed or (c) based on forecasted purchases of [***] ($[***]) dollars per Product. Buyer agrees that no live traffic shall be carried on the Lab Equipment. The training facility locations and Lab Equipment to be provided shall be as set forth in EXHIBIT H. Nortel Networks shall retain title to the Lab


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                                                    GENERAL TERMS AND CONDITIONS
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                  Equipment, and shall be responsible for Software upgrades (at its sole cost) and repairs to the Lab Equipment as required by normal wear and tear in the course of training and demonstrations. Buyer shall be responsible for the regular maintenance of the Lab Equipment in accordance with the applicable Nortel Networks Technical Practices ("NTPs"), as well as for repairs of any damage to the Lab Equipment caused by Buyer's misuse. Buyer shall return all Lab Equipment to Nortel Networks upon the termination of the Agreement or such earlier time as mutually agreed. Buyer shall not move or relocate the Lab Equipment from the location set forth herein without prior written consent from Nortel Networks, which shall not be unreasonably withheld. Other than those Products identified on EXHIBIT H, Buyer shall retain title to all Products located in Buyer's facilities, for which title has passed pursuant to Section 10.2.

         19.5 Nortel Networks shall obtain all necessary governmental permits applicable to Nortel Networks in connection with the manufacture, sale, installation and maintenance of Products furnished hereunder.

         19.6 Nortel Networks shall provide mutually agreed to quantities and media of standard documentation with respect to the Products for Buyer to properly operate, use and maintain such Products.

         19.7 Nortel Networks may modify, change or amend the Specifications without notice to Buyer only if such modification, change or amendment does not diminish the functionality or compatibility with other Products of any aspect of the Product. Nortel Networks shall give Buyer written notice of such modification, change or amendments at least thirty (30) days prior to the effective date thereof.

         19.8 Additional Nortel Networks Responsibilities related to Optical Products are listed in EXHIBIT M, Article 6.

20.      HAZARDOUS MATERIALS

         20.1 Prior to issuing any Order for Services to be performed at Buyer's facilities, Buyer's Authorized Representative for such facility shall notify Nortel Networks in writing of the existence of all Hazardous Materials which such representative actually knows to be located on or about the site and which Nortel Networks may encounter during the performance of such Services, including, without limitation, any Hazardous Materials contained within any equipment to be removed by Nortel Networks. Nothing herein shall require Buyer to perform any environmental investigation or assessment of the site to identify or determine whether any such Hazardous Materials exist.


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                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 24 OF 29


         20.2 If Buyer breaches its obligations pursuant to Section 20.1 or Nortel Networks otherwise discovers Hazardous Materials in the performance of the Services if such Hazardous Materials are located on the site in violation of any law, then Nortel Networks may discontinue the performance of such Services until Buyer, at its sole cost and expense, has brought the site is into compliance with all applicable environmental laws (including, if required by law, the removal and disposal of such Hazardous Materials) or otherwise has abated the safety risk to Nortel Networks reasonable satisfaction.

         20.3 Buyer shall defend, indemnify and hold Nortel Networks harmless from any and all damages, claims, losses, liabilities and expenses, including, without limitation, reasonable attorney's fees, which arise out of any Hazardous Materials located on Buyer's premises; provided, however,

                  Buyer shall have no obligation to defend, indemnify or hold Nortel Networks harmless from any matters described in Section
                  20.4. Buyer's obligation pursuant to this Section 20.3 shall survive any termination of this Agreement.

         20.4 Nortel Networks shall defend, indemnify and hold Buyer harmless from any and all damages, claims, losses, liabilities and expenses, including without limitation, reasonable attorney's fees and all remediation costs, arising from (a) any Hazardous Materials brought onto any of Buyer's sites by Nortel Networks (including its employees and subcontractors) or used in connection with any Services, (b) any discharge or release of any Hazardous Materials caused by the negligent or intentional act or omission of Nortel Networks or its subcontractors (or their respective employees, agents and representatives), including without limitation, release or discharge from any equipment, materials and supplies used to perform the Services, or from any Products which are the subject of the Services or from other Buyer equipment, facilities or other items of personal property Nortel Networks' obligation pursuant to this Section 20.4 shall survive any termination of this Agreement.

21.      SUBCONTRACTING

                  Nortel Networks may subcontract any of its obligations under this Agreement, but no such subcontract shall relieve Nortel Networks of primary responsibility for performance of its obligations. Nortel Networks shall only utilize subcontractors that have been certified to work with Nortel Networks Products and shall provide a regular full-time Nortel Networks employee who is a certified technician to manage all installation Services provided to Buyer. Nortel Networks shall be responsible for all acts and omissions of such subcontractors in performing the Services, and


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                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 25 OF 29


                  shall cause such subcontractors to perform their duties in accordance with the terms and conditions of this Agreement and comply with Nortel Networks' obligations under Article 17 and 20 hereof.

22.      REGULATORY COMPLIANCE

                  In the event that any change in the Specifications or Nortel Networks' manufacturing or delivery processes for any Products cause an increase to Nortel Networks' cost to manufacture such Product as a result of the imposition of requirements by any government, Nortel Networks may upon thirty (30) days prior written notice to Buyer, increase its prices, charges and fees to cover added costs and expenses (on a pass-through basis only) directly incurred by Nortel Networks as a result of such governmental requirements; provided, however, Nortel Networks shall offset against any such increase any decrease in its cost to manufacture such Product at any time from the Effective Date through the effective date of imposed governmental requirement. However, such price increase is not applicable to any Order accepted prior to the effective date of such increase.

23.     GENERAL

         23.1 If any of the provisions of this Agreement shall be invalid or unenforceable under applicable law and a party deems such provisions to be material, that party may terminate this Agreement upon notice to the other party. Otherwise, such invalidity or unenforceability shall not invalidate or render this Agreement unenforceable, but this Agreement shall be construed as if it did not contain the particular invalid or unenforceable provision and the rights and obligations of the parties shall be construed and enforced accordingly.

         23.2 A party shall not release, without the prior written approval of the other party, any advertising or other publicity relating to this Agreement or the relationship of the parties. In addition the contents of this Agreement shall be deemed Confidential Information of each party and shall be subject to the provisions of Article 17 of the General Terms and Conditions.

         23.3 The construction, interpretation and performance of this Agreement shall be governed by the laws of the State of Georgia, except for its rules with respect to the conflict of laws.

         23.4 Neither party may assign or transfer this Agreement or any of its rights hereunder without the prior written consent of the other party, such consent not to be unreasonably withheld except (a) Buyer's consent shall


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                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 26 OF 29


                  not be required for any assignment or transfer by Nortel Networks to any Nortel Networks Affiliate of all or any part of this Agreement or of Nortel Networks' rights hereunder, or
                  (b) Buyer's consent shall not be required for any assignment to any third party of Nortel Networks' right to receive any monies which may become due to Nortel Networks pursuant to this Agreement, (c) Nortel Networks' consent shall not be required for Buyer's assignment of this Agreement or Buyer's rights hereunder as (i) security for indebtedness, or (ii) for any assignment of this Agreement in its entirety by Buyer to any entity controlled by, controlling, or under common control with Buyer, or (iii) to any successor by merger, divestiture, consolidation or reorganization, or to any purchasers of all or substantially all of the assets of the business of Buyer, as long as Buyer furnishes Nortel Networks with written notice of such assignment or transfer by Buyer. Nortel Networks reserves the right terminate this Agreement within thirty (30) days of such notice for the entities if the assignee does not have credit-worthiness equal to or better than that of Buyer, based upon Nortel Networks' customary criteria for assessing customer credit-worthiness or on the basis of other reasonable criteria.

         23.5 Notices and other communications shall be transmitted in writing by certified United States Mail, postage prepaid, return receipt requested, by guaranteed overnight delivery, or by facsimile addressed to the parties as follows:

                  To Buyer:   Interstate FiberNet, Inc.
                              1530 DeltaCom Drive
                              Anniston, Al. 36202-0787
                              Attention:  Sr. Vice President, Network Services
                              Telephone:  (256) 241-3726
                              Facsimile:  (256) 241-4294

                  With Copy to (which shall not constitute notice):
                              Interstate FiberNet, Inc.
                              4092 S. Memorial Parkway
                              Huntsville, Alabama  35802
                              Attention:  General Counsel
                              Telephone:  (256)       382-3842
                              Facsimile:  (256)   382-3936

                  To:         Nortel Networks Inc.
                              5405 Windward Parkway
                              Alpharetta, Georgia 30004-3895
                              Attention:  Southeast Regional Vice President
                              Telephone: (770) 708-4317
                              Facsimile:  (770) 708-5899


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                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 27 OF 29


                  With Copy to:
                              Nortel Networks Inc.
                              5405 Windward Parkway
                              Alpharetta, Georgia 30004-3895
                              Attention:  Law Dept.
                              Telephone: (770) 708-7602
                              Facsimile:  (770) 708-8083

                  Any notice or communication sent under this Agreement shall be deemed given upon receipt, as evidenced by the United States Postal Service return receipt Mail if given by certified United States Mail, on the following Business Day if sent by guaranteed overnight delivery, or on the transmission date if given by facsimile during the Business Hours. The address information listed for a party in this Section may be changed from time to time by that party by giving notice to the other as provided above.

         23.6 In the event of a conflict between the General Terms and Conditions and the provisions of a Product Attachment or Exhibit, the provisions of the Product Attachment or Exhibit shall prevail with respect to the Product Line and Services described in that document.

         23.7 All headings used herein are for index and reference purposes only, and shall not be given any substantive effect. This Agreement has been created jointly by the parties, and no rule of construction requiring interpretation against the drafter of this Agreement shall apply in its interpretation.

         23.8 Buyer shall not export any technical data received from Nortel Networks pursuant to this Agreement, or release any such technical data with the knowledge or intent that such technical data will be exported or transmitted to any country or to foreign nationals of any country, except in accordance with applicable U.S. law concerning the exporting of such technical data. Buyer shall obtain all authorizations from the U.S. government in accordance with applicable law prior to exporting or transmitting any such technical data as described above.

         23.9 Any changes to this Agreement may only be effected if agreed upon in writing by duly authorized representatives of the parties hereto. No agency, partnership, joint venture, or other similar business relationship shall be or is created by this Agreement.


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                                                    GENERAL TERMS AND CONDITIONS
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         23.10    The following provisions, and the rights and obligations of the parties thereunder, shall survive the expiration or earlier termination of this Agreement: Article 5-Section 5.2, Articles 7, 9, 10, Article 11-Section 11.4, Articles- 13, 14, 15, 17, Article 20-Sections 20.3, 20.4, Article 23-Sections 23.1, 23.3, 23.6 and 23.10 and obligations under the Software License (EXHIBIT B).

         23.11 This Agreement includes the following Product Attachments and Exhibits, all of which constitutes the entire agreement of the parties, and supercedes all prior agreements and understandings of the parties (including, without limitation, Agreement No. ITC9701N and the Product Attachments thereto), with respect to the subject matter hereof:

                           Agreement-Exhibits A-0
                           Exhibit A-Definitions
                           Exhibit B-Software License
                           Exhibit C-Storage
                           Exhibit D-Limited Warranties and Remedies
                           Exhibit D-1-Warranty Matrix
                           Exhibit E-IFN Affiliates List
                           Exhibit E-1-IFN Affiliates Acknowledgement
                           Exhibit F-Buyer's Authorized Representative List Exhibit G-Forecast
                           Exhibit G-1-Commitment Level Matrix
                           Exhibit H-Lab Equipment
                           Exhibit I-Access Product Attachment and respective Schedules
                           Exhibit J-Cornerstone Product Attachment and respective Schedules
                           Exhibit K-Data and Internet Product Attachment and respective Schedules
                           Exhibit L-Network Management Product Attachment and respective Schedules
                           Exhibit M-Optical Product Attachment and respective Schedules
                           Exhibit N-Switching Product Attachment and respective Schedules
                           Exhibit O-Trademark License Agreement


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                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 29 OF 29


IN WITNESS WHEREOF, the parties by their duly authorized representatives have executed this Agreement No.ITC2000NPPA.


NORTEL NETWORKS INC.                        ITC/\DELTACOM, COMMUNICATIONS, INC.

By: /s/ C.S. DOHERTY                        By: /s/ STEVEN D. MOSES
   -------------------------------              --------------------------------
           (Signature)                                    (Signature)

Name:  C.S. Doherty                         Name:  Steven D. Moses
     -----------------------------              --------------------------------
             (Print)                                        (Print)

Title:  RVP Southeast Region                Title:   SR. V. P.
      ----------------------------                ------------------------------

Date:         11/10/00                      Date:       11/8/2000
     -----------------------------                ------------------------------


INTERSTATE FIBERNET, INC.

By: /s/ STEVEN D. MOSES
   ------------------------------
           (Signature)

Name:  Steven D. Moses
     ----------------------------
             (Print)

Title:    SR. V.P.
      ---------------------------

Date:     11/8/00
     ----------------------------


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                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT A
                                                                     Page 1 of 6


                                    EXHIBIT A
                                   DEFINITIONS

            As used in the Agreement, except as otherwise defined in the Product Attachments, Capitalized Terms used herein have the meaning ascribed to then below.

            "ACCEPTANCE" shall mean Buyer's acknowledgment as provided in
            Section 11.2, that the Products procured hereunder have met the Acceptance Criteria, conform to the Specifications and requirements of the applicable order as defined in the applicable Product Attachment.

            "ACCEPTANCE CRITERIA" shall mean, with respect to any Products installed by Nortel Networks hereunder, the standards and specifications contained in the Nortel Networks Installation Manuals, which are applicable to such Products.

            "AGREEMENT" shall mean the Agreement to which this Exhibit is attached, and all Exhibits and Product Attachments.

            "AUTHORIZED REPRESENTATIVES" shall mean the Buyer's employees listed in the applicable Product Attachment.

            "BUSINESS DAY" means Monday through Friday, excluding any nationally- observed holidays.

            "BUSINESS HOURS" means 8:00 AM to 5:00 PM (EST) during any Business Day.

            "COMMITMENT AMOUNT" shall mean the minimum dollar amount of Products and Services Buyer agrees to purchase pursuant to Section 1.5 of this Agreement.

            "COMMITMENT PERIOD" shall mean the period from the Effective Date through and including December 31, 2002.

            "CONFIDENTIAL INFORMATION" shall mean all information of a party not generally available to the public, including, without limitation, specifications, drawings, documentation, know-how and pricing information, of every kind or description which may be disclosed by either party or an Affiliate of such party to the other party in connection with this Agreement.

            "DELIVERY" shall mean Nortel Networks' shipment of Products and delivery to the location specified in the applicable Order.


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                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT A
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            "EFFECTIVE DATE" shall have the meaning set forth in the preliminary paragraph of this Agreement.

            "ENGINEERING" shall mean the engineering Services furnished hereunder in accordance with the Nortel Networks'standard engineering practices applicable to the appropriate Product Attached and as further defined and identified in the applicable Schedule of the Product Attachment.

            "EQUIPMENT" shall mean the hardware listed or otherwise identified in, or pursuant to, any Product Attachment and/or Quotes.

            "EXHIBITS" shall mean Exhibits A, B, C, D, E, E-1 F, G, G-1, H, I, J, K, L, M,N and O (including all Schedules and Appendices referenced therein or attached thereto) attached hereto, and any additional Exhibits which Nortel Networks and Buyer subsequently agree in writing shall be incorporated into, and made a part of the Agreement by reference.

            "EXTENSION" shall mean Equipment and/or Software which Nortel Networks engineers and installs and which is added to an Initial System after the Turnover Date of the Initial System.

            "HAZARDOUS MATERIALS" shall mean any pollutants, or dangerous, toxic or hazardous substances (including, without limitation, asbestos) as such terms are defined in, the OSHA Hazard Communication Standard (29 CFR Part 1910, Subpart Z), the Resource Conservation and Recovery Act of 1976 (42 USC Section 6901, et seq.), the Toxic Substances Control Act (15 USC Section 2601, et seq.), the Comprehensive Environmental Response Compensation and Liability Act (42 USC Section 9601, et seq.), a or any other federal, state or local environmental law, ordinance, rule or regulation.

            "IFN AFFILIATE" shall mean the entities as set forth in EXHIBIT E of the Agreement. If at any time e/\deltacom (which on the Effective Date is a division of IFN) becomes a separate legal entity that is not owned, in whole or in part, by IFN, ITC/\DeltaCom Communications, Inc. ("ITCD"), or other entity controlled by, controlling, or under common control with IFN or ITCD, then at IFN's election, e/\deltacom shall be deemed an "IFN Affiliate" for purposes of this Agreement.

            "INDIVIDUAL STOCK ITEMS" shall mean items such as optional documentation and Software options which are unique to the particular applications and can be ordered on an individual bases as noted in the applicable Product Attachments and/or Quote.


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                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT A
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            "INITIAL SYSTEM" shall mean the Equipment and Software, which is included in any configuration identified in Schedule A of the appropriate Product Attachment and/or Quote as an " Initial System.

            "INSTALLATION" shall mean the installation Services furnished hereunder in accordance with Nortel Networks'standard installation practices applicable to the appropriate Product Attached and as further defined in the appropriate Schedule to the Product Attachment.

            "INSTALLATION SITE" shall mean Buyer's or an IFN Affiliate's facility identified in an Order to which the applicable Products identified in such Order shall be delivered or at which the applicable Services, if any, are to be performed, respectively.

            "INTERIM PERIOD" shall mean the period from November 1, 1999, through the Effective Date of this Agreement.

            "MATCHING CREDITS" shall mean additional credits offered by Nortel Networks in a dollar amount equal to the number of Product Credits to be used by Buyer for a Product purchase.

            "MERCHANDISE" shall mean any Equipment, which is not part of a System, spare or replacement parts, expansion equipment, with respect to which no engineering or installation Services shall be provided by Nortel Networks.

            "NETWORK ACCESS SERVER" shall mean the devise controlling access to, repository or distributor of data.

            "NORTEL NETWORKS' AFFILIATE" shall mean Nortel Networks" parent corporation, Nortel Networks Limited and any corporation of which Nortel Networks owns more than fifty (50%) percent controlled directly or indirectly through the ownership or control of shares or other securities in such corporation.

            "ORDER" shall mean a written purchase order issued by Buyer to Nortel Networks.

            "PRODUCT ATTACHMENTS" shall mean any Exhibit to this Agreement, which identifies a Product Line, Product and/or Services, and which the parties agree in writing, shall be incorporated into, and made a part of, this Agreement.

            "PRODUCT CREDITS" shall mean credits issued to Buyer in a dollar amount equal to the difference between price paid by Buyer for all Products purchased during the Interim Period and the price that Buyer would have been paid for such Products


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                                                    GENERAL TERMS AND CONDITIONS
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            under the pricing given Buyer pursuant to Schedule A of each Product
            Attachment to this Agreement.

            "PRODUCT LINE" shall mean the Products described in and which may be furnished pursuant to a specific Product Attachment or as added and listed by Nortel Networks.

            "PRODUCTS" shall mean any Merchandise, Equipment and/or Software, which may be provided under this Agreement and listed in the appropriate Schedule of the Product Attachments.

            "QUOTATION" shall mean a written budgetary or firm price quotation issued by Nortel Networks to Buyer for the supply of a Products or Services pursuant to the appropriate Product Attachment.

            "REJECTED ORDER" shall mean any Order which complies with the Agreement, including having appropriate lead times and satisfying the provisions of Section 3.3, and which (i) is not accepted by Nortel Networks within the time specified in Section 3.1, unless A) such non-acceptance is due to the lack of credit-worthiness or other reasonable criteria related to Buyer's ability to pay for Products, or B) in the case of an IFN Affiliate, such non-acceptance is done pursuant to Section 3.2, or (ii) is not or can not be delivered (or which Nortel Networks refuses to deliver), for any reason, within any time specified in the Order, or (iii) is cancelled by Buyer pursuant to Section 3.5 or Section 16.

            "REMOTE ACCESS CONCENTRATOR" shall mean sending and receiving data to and from a computer or controlling a computer with terminals or PCs connected through communication links which allows a number of circuits to be connected to a smaller number of lines for transmission in order to accommodate more data sources than there are channels currently available within the transmission medium.

            "REMOTE ACCESS SERVER" shall mean sending and receiving data to and from a computer or controlling a computer with terminals or PCs connected through communication links.

            "SERVICES" shall mean all services listed or otherwise identified in, or pursuant to, any Product Attachment which may be purchased from or provided by Nortel Networks and which are associated with the Product Line described in that Product Attachment and listed in the appropriate Schedule of same.

            "SOFTWARE" shall mean (a) programs in machine-readable code or firmware which (i) are owned by, or licensed to, Nortel Networks or any of Nortel Networks'


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                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT A
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            Affiliates, (ii) reside in Equipment memories, tapes, disks or other media, and (iii) provide basic logic operating instructions and user-related application instructions, (b) documentation associated with any such programs which may be furnished by Nortel Networks to Buyer from time to time, or (c) as otherwise identified as such in a Schedule of the applicable Exhibit.

            "SOFTWARE UPGRADE" shall mean any improvements made to the Software as identified in a Schedule of the applicable Exhibit that relate to the operating performance of the Software but does not change the basic function of the Software. A Software Upgrade does not include any additional optional software features or equipment.

            "SOFTWARE ENHANCEMENT" shall mean Software that offers additional features and/or functionalities to the last Software version purchased by Buyer.

            "SOFTWARE ISU" shall have the meaning given such term as set forth in Section 8.1 of the General Terms and Conditions.

            "SOFTWARE RELEASES" shall contain Software loads required to make the Equipment operational and shall include all then currently available features and functions.

            "SPECIFICATIONS" shall mean, with respect to any Product Line, Nortel Networks' standard published performance specifications.

            "STOCK MODELS" shall mean pre-engineered packages containing start-up hardware, common equipment, and software as defined in the appropriate Exhibit.

            "STOCK MODEL OPTIONS" shall mean pre-configured packages, which include common equipment and other requisite items. Stock Model Options build upon Stock Models depending upon the application requirements as defined in the appropriate Exhibit.

            "SYSTEM" shall mean any Initial System or Extension.

            "TERRITORY" shall mean the United States of America and its territories ("U.S.").

            "THIRD PARTY SOFTWARE VENDOR" shall mean any supplier of programs contained in the Software, which is not a Nortel Networks Affiliate.

            "TURNOVER" shall mean completion of Nortel Networks' test and verifications with respect to a Product and Nortel Networks' certification ("Turnover Notice")


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT A
                                                                     Page 6 of 6


            to Buyer that the Products are operational and ready for Buyer to conduct its Acceptance testing. Where Nortel Networks is not providing installation Services for a Product, "Turnover" of such Product shall mean "Delivery" of such Product to the location designated by Buyer in its Order.

            "TURNOVER DATE" shall mean, with respect to any Products installed by Nortel Networks hereunder, the date on which Nortel Networks provides the Turnover Notice to Buyer purchase to the Section 11 of the Agreement.

            "VENDOR ITEMS" shall mean, with respect to a Product Line, those portions of the Product which are identified in the applicable Product Attachment, Quotes and/or Proposal as "Vendor Items" and/or marked with an asterisk ("*"), which are manufactured by any person or entity other than Nortel Networks or Nortel Networks Affiliates.

            "VOLUME DISCOUNTS" shall mean the percentage discounts set forth on EXHIBIT G-1, which are discounts off the Product pricing set forth in the applicable Product Attachment.

            "WARRANTY PERIOD" shall mean, with respect to a Product Line of a particular Exhibit, the Warranty Period specified for such Product Line or Product Exhibit in the Warranty Matrix provided in EXHIBIT D.


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                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                     EXHIBIT A-1
                                                                     Page 1 of 1


                                   EXHIBIT A-1
                                 PRODUCT CREDITS

     To be attached within ten (10) days after execution of this Agreement.



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

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT B
                                                                     PAGE 1 OF 1


                                    EXHIBIT B
                                SOFTWARE LICENSE

         1. Buyer acknowledges that the Software may contain programs, which have been supplied by, and are proprietary to, Third Party Software Vendors. In addition to the terms and conditions herein, Buyer shall abide by any additional terms and conditions provided by Nortel Networks to Buyer with respect to any Software provided by any Third Party Software Vendor.
         2. Upon Buyer's payment to Nortel Networks of the applicable fees with respect to any Software furnished to Buyer pursuant to this Agreement, Buyer shall be granted a personal, non-exclusive, paid-up license to use the version of the Software furnished to Buyer only in conjunction with Buyer's use of the Equipment with respect to which such Software was furnished, for the life of that Equipment as it may be repaired or modified. Except for the license rights granted herein, Buyer shall be granted no title or ownership rights to the Software, which rights shall remain in Nortel Networks or its suppliers.
         3. As a condition precedent to this license and to the supply of Software by Nortel Networks pursuant to the Agreement, Nortel Networks requires Buyer to give proper assurances to Nortel Networks for the protection of the Software. Accordingly, all Software supplied by Nortel Networks under or in implementation of the Agreement shall be treated by Buyer as the exclusive property and as Confidential Information of Nortel Networks and/or its suppliers, as appropriate, and Buyer shall: a) hold the Software, including, without limitation, any methods or concepts utilized therein in confidence in accordance with Article 17 of the General Terms and Conditions, for the benefit of Nortel Networks and/or its suppliers, as appropriate; b) not provide or make the Software available to any person except to its employees on a "need to know" basis; c) not reproduce, copy, or modify the Software in whole or in part except for one back-up copy and except as authorized by Nortel Networks; d) not attempt to decompile, reverse engineer, disassemble, reverse translate, or in any other manner decode the Software; e) issue adequate instructions to all persons, and take all actions reasonably necessary to satisfy Buyer's obligations under this license; and f) forthwith return to Nortel Networks, or with Nortel Networks' consent destroy, any magnetic tape, disc, semiconductor device or other memory device or system and/or documentation or other material, including, but not limited to all printed material furnished by Nortel Networks to Buyer which shall be replaced, modified or updated.
         4. Buyer shall not assign this license or sublicense any rights herein granted except in accordance and as permitted in Section 23.4 of the General Terms and Conditions.
         5. Except as limited by or otherwise agreed in the Agreement, Buyer shall indemnify and hold Nortel Networks and its suppliers, as appropriate, harmless from any loss or damage resulting from a breach of this EXHIBIT B. The obligations of Buyer under this EXHIBIT B shall survive the termination of the Agreement and shall continue if the Software is removed from service.


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                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT C
                                                                     PAGE 1 OF 1


                                    EXHIBIT C
                                     STORAGE
              If Buyer notifies Nortel Networks prior to the scheduled shipment date of Products that (a) Buyer does not wish to receive such Products (i) on the date specified in the Order, or (ii) as otherwise agreed by the parties, or (iii) the installation site or other delivery location is not prepared in sufficient time for Nortel Networks to make delivery in accordance with such date, and in any such instance Buyer fails to specify an alternate delivery or storage destination, or (b) Buyer fails to take delivery of any portion of such Products, then Nortel Networks may place the applicable Products in storage. In that event Nortel Networks is required to store any such Products, Buyer shall be liable for all storage, security and handling costs and any costs for transportation to such storage, thereby incurred by Nortel Networks. Delivery by Nortel Networks of any Products to a storage location as provided above shall be deemed to constitute delivery of the Products to Buyer for purposes of this Agreement, including, without limitation, provisions for payment, invoicing, and passage of risk of loss, provided Nortel Networks gives prior written notice of said storage to Buyer as soon as possible or Buyer requests Nortel Networks to store said Product(s).


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                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT D
                                                                     PAGE 1 OF 4


                                    EXHIBIT D
                         LIMITED WARRANTIES AND REMEDIES

1. Nortel Networks warrants that the Equipment and Merchandise supplied hereunder (other than Switching Products, which are addressed in Section 13 below) will under normal use and service be free from defective material and faulty workmanship and will conform to the applicable Specifications for the Warranty Period specified in the Warranty Matrix (attached as Exhibit D-1 to the Agreement) with respect to such Equipment. The foregoing warranty shall not apply to items normally consumed in operation, such as, but not limited to, lamps and fuses or to Vendor Items. Any installation, testing and turn-up or SLAT Services performed by Nortel Networks with respect to such Equipment shall be free from defects in workmanship for the Warranty Period set forth in Warranty Matrix.

2. Nortel Networks' sole obligation and Buyer's exclusive remedy under the warranty set forth in Section 1 above shall be limited to the replacement or repair, at Nortel Networks' option and expense, of the defective Equipment, and correction of the defective installation Services. Replacement Equipment may be new or reconditioned at Nortel Networks' option. In no event shall any Equipment be reconditioned more than twice and be returned to Buyer.

3. Nortel Networks warrants that any Software (other than Switching Products Software which is addressed in Section 13 below) licensed by Nortel Networks to Buyer under this Agreement shall function during the Warranty Period of the Equipment with respect to which such Software is furnished without any material, service-affecting nonconformance to the applicable Specifications. If the Software fails to so function, Buyer's sole remedy and Nortel Networks' sole obligation under this warranty is for Nortel Networks to correct such failure through, at Nortel Networks' option, the replacement or modification of the Software or such other actions as Nortel Networks reasonably determines to be appropriate to correct such failure.

4. Unless otherwise stated in a Product Attachment, (a) Nortel Networks' warranties in Section 3 above shall only apply to the portion of the Software actually owned or developed by Nortel Networks or a Nortel Networks Affiliate,
(b) all other Software shall be provided by Nortel Networks "AS IS", (c) Nortel Networks hereby assigns to Buyer on a nonexclusive basis any warranty on such other Software provided to Nortel Networks by the developer and/or owner of such other Software to the extent of Nortel Networks' legal right to do so. If Nortel Networks is prohibited by corporate charter, contract, law or otherwise from assigning such rights to Buyer and/or the IFN Affiliates, Nortel Networks shall take such actions, execute such documents and do all other things as is reasonably possible for Buyer and/or the IFN Affiliates to receive the benefits of such rights provided by the manufacturer and/or supplier of such Software.

5. The obligations and remedies set forth in Sections 1, 2, and 3 above shall be conditional upon: (a) the Equipment not having been altered or repaired by Buyer


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                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT D
                                                                     PAGE 2 OF 4


(except for such repair or alteration as may be permitted or required in the applicable Product Attachment), the Software not having been modified by Buyer, and the Products not having been installed outside the United States; (b) any defect or nonconformance not being the result of mishandling, abuse, misuse, improper storage, improper performance of installation other services, maintenance or operation by persons other than Nortel Networks (including use in conjunction with any product which is incompatible with the applicable Equipment or Software or of inferior performance; (c) the Product not having been damaged by fire, explosion, power failure, power surge, or other power irregularity, lightning, failure to comply with all applicable environmental requirements for the Products specified by Nortel Networks or any other applicable supplier, such as but not limited to temperature or humidity ranges, or any act of God, nature or public enemy; and (d) written notice of the defect having been given to Nortel Networks within the applicable Warranty Period

6.   The performance by Nortel Networks of any of its obligations described in
Section 2 or 3 of this EXHIBIT D shall not extend the applicable Warranty Period except to the extent specified in EXHIBIT D-1.

7. Upon expiration of the applicable Warranty Period for Equipment furnished hereunder, repair and replacement Service for such Equipment shall be available to Buyer from Nortel Networks in accordance with Nortel Networks' then-current terms, conditions and prices. Such repair and replacement Service and notice of any discontinuance of such repair and replacement Service shall be available for a minimum period set forth in the Product Attachment applicable to such Equipment. This provision shall survive the expiration of this Agreement.

8. Unless Nortel Networks elects to repair or replace defective Equipment at Buyer's facility, all Equipment to be repaired or replaced, whether in or out of warranty, shall be packed by Buyer in accordance with Nortel Networks' instructions stated in the applicable Product Attachment and shipped at Buyer's expense and risk of loss to a location designated by Nortel Networks. Replacement Equipment shall be returned to Buyer at Nortel Networks' expense and risk of loss. Buyer shall ship the defective Equipment to Nortel Networks within thirty (30) days of receipt of the replacement Equipment. In the event Nortel Networks fails to receive such defective Equipment within such thirty (30) day period, Nortel Networks shall invoice Buyer for the replacement Equipment at the then-current price in effect therefore.

9. With respect to any Vendor Item furnished by Nortel Networks to Buyer pursuant to this Agreement, Nortel Networks hereby assigns to Buyer on a nonexclusive basis any warranty granted by the party that supplied such Vendor Item to Nortel Networks to the extent of Nortel Networks' right to do so.

10. Neither Nortel Networks nor Nortel Networks' suppliers, as appropriate, shall have any responsibility for warranties offered by Buyer to any of its customers. Buyer


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT D
                                                                     PAGE 3 OF 4


shall indemnify Nortel Networks and Nortel Networks' suppliers, as appropriate, with respect thereto.

11. With respect to the Access, Cornerstone and Optical Product Lines the following repair or replace of Equipment and the correction of defective installation Services shall be warranted for a period of [***] ([***]) [***] or the remainder of the original Warranty Period whichever is longer.

12. With respect to the Access, Cornerstone and Optical Product Lines Nortel Networks shall provide Buyer with repair and replacement service for a minimum period of [***]([***]) [***] from the commencement date of this Agreement, subject to the condition that should Nortel Networks discontinue manufacture or repair of the Product or portions thereof prior to the expiration of such [***] ([***]) [***] period (such right of discontinuance being expressly reserved by Nortel Networks), Nortel Networks shall provide Buyer with a twelve (12) month prior written notice of any discontinuance so as to enable Buyer to place an order for its requirements or to enter into any other mutually satisfactory agreement with Nortel Networks prior to such discontinuance. This provision shall survive the expiration of this Agreement.

13. With respect to the Switching Products the following additional terms shall apply:

13.1 Except as set forth in Section 13.2 below, Nortel Networks shall in performance of its obligations under Section 2 of this EXHIBIT D, (i) ship replacement Equipment or complete the repair within thirty (30) days of Nortel Networks' receipt of the Equipment to be replaced or repaired, and (ii) commence the correction of the applicable installation Services within thirty (30) days of receipt of notice from Buyer pursuant to Section 5 of this EXHIBIT D.

13.2 For emergency warranty service situations involving the Equipment, Nortel Networks shall during the applicable Warranty Period use all reasonable efforts to ship replacement Equipment within twenty-four (24) hours of notification of the applicable warranty defect by Buyer pursuant to Section 5 of this EXHIBIT D, provided that Buyer shall have requested such emergency service. Nortel Networks may invoice Buyer and Buyer shall pay Nortel Networks' surcharge for emergency warranty services. If Nortel Networks determines that due to the particular circumstances, onsite technical assistance is necessary, Nortel Networks shall use all reasonable efforts to dispatch emergency service personnel to the applicable Installation Site within twenty-four (24) hours of receipt of notice from Buyer as described above.

13.3 All Switching Products to be repaired or replaced, both within and outside of the applicable Warranty Period, shall be packed by Buyer in accordance with Nortel Networks' then-current instructions.

13.4 No later than ninety (90) days prior to the expiration of the Warranty Period with respect to any Initial System, Nortel Networks shall offer to Buyer post-warranty support


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT D
                                                                     PAGE 4 OF 4


by means of an extended service plan or other terms, provided that neither party shall have any obligation with respect thereto except as may be agreed upon in writing by the parties.

14. For any Equipment which is repaired or replaced pursuant to Nortel Networks' obligations under EXHIBIT D to the Agreement, the warranty period for such Product shall extend for the period commencing [***] ([***]) [***] after (a) shipment of the replacement Equipment to Buyer or (b) completion of the repair at the Installation Site of the applicable Equipment, and ending on the later of
(y) [***] ([***]) [***] thereafter or (z) the last day of the original Warranty Period.

15. For any Software which was corrected pursuant to Nortel Networks' obligations under EXHIBIT D to the Agreement, the warranty period shall be extended for the period commencing upon delivery of the corrected Software by Nortel Networks to Buyer and expiring on the later of [***] ([***]) [***] thereafter or the last day of the original Warranty Period.


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                     EXHIBIT D-1
                                                                     PAGE 1 OF 2


                                 WARRANTY MATRIX
This Warranty Matrix includes Nortel Networks Products only.

--------------------------------------------------------------------------------
PRODUCT CATEGORY                   HARDWARE WARRANTY           SOFTWARE WARRANTY
--------------------------------------------------------------------------------

Access Products NOTE 1                    [***]                       [***]

Data/Internet Product NOTE 2
            Contivity                     [***]                       [***]
            -CVX                          [***]                       [***]
            -Passport 8600                [***]                       [***]
            -Passport 15K/7480            [***]                       [***]
            -Shasta                       [***]                       [***]
            -Other Data Enterprise    As listed in Price Book

Network Management Product
-Preside                                  [***]

Optical Products*NOTE 3                   [***]                       [***]
Labor                                     [***]

Switching Products*NOTE 4                 [***]                       [***]
Merchandise                               [***]
System Installation Services              [***]

All Vendor Items shall have the manufacturer's Warranty and shall pass through to Buyer. Warranty details are available upon request from Buyer.
NOTE 1-ACCESS PRODUCTS -"WARRANTY PERIOD" shall mean [***] ([***]) [***] from the date of shipment stamped on the Equipment or, if the date of shipment is not marked on the Equipment, [***] ([***]) [***] from the date of manufacture. In the event Nortel Networks performs installation Services, the Equipment warranty shall be [***] ([***]) [***]from the date of acceptance as set forth in Section 11 of the General Terms and Conditions, TESTING, TURNOVER AND ACCEPTANCE.

For Repair and Return Procedures for Access Products refer to Exhibit I-
Schedule B

Note 2-Data and Internet Products-Performance Pack included in Exhibit K Schedule B offer extended Warranties for Products and Services.

NOTE 3-OPTICAL PRODUCTS-"WARRANTY PERIOD" shall mean [***] ([***]) [***] from the date of shipment stamped on the Equipment or, if the date of shipment is not marked on the Equipment, [***] ([***]) [***] from the date of manufacture. In the event Nortel Networks performs installation Services, the Equipment warranty shall be [***] ([***]) [***] from the date of Acceptance.


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                     EXHIBIT D-1
                                                                     PAGE 2 OF 2


For Repair and Return Procedures see EXHIBIT M-Schedule B

NOTE 4-SWITCHING PRODUCTS- "WARRANTY PERIOD" shall mean, with respect to:

         4.1 Any System, the period, which shall commence upon the Turnover Date with respect to such System and shall expire [***] ([***]) [***] thereafter,

         4.2 Merchandise, the period, which shall commence upon the date of shipment with respect to such Merchandise by Nortel Networks to Buyer and shall expire [***] ([***]) [***] thereafter,

         4.3 Installation Services involving any System, the period which shall commence upon the Turnover Date with respect to such System and shall expire [***] ([***]) [***] thereafter,


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT E
                                                                     PAGE 1 OF 1


                                    EXHIBIT E
                      INTERSTATE FIBERNET, INC. AFFILIATES

            1.   ClearSource, Inc.

            2.   InterCall

            3.   Interstate Telephone Company

            4.   Knology Holding, Inc.

            5.   SCANA Communications, Inc.

            6.   South Carolina Electric & Gas

            7.   Valley Telephone Company

            8.   Powertel,Inc.


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                     EXHIBIT E-1
                                                                     Page 1 of 1


                                   EXHIBIT E-1
                                 ACKNOWLEDGEMENT

            TO:  Nortel Networks


            RE:    Network Products Purchase Agreement ITC2000NPPA ("Agreement")
            made between Nortel Networks (as Supplier) and Interstate FiberNet, Inc. and ITC/\DeltaCom Communications, Inc. (as Buyer).

            In consideration of the undersigned being entitled to place orders under the Agreement, the undersigned hereby agrees to be bound by the terms and conditions of the Agreement, as amended by Nortel Networks and Buyer from time to time without notice to the undersigned. The undersigned IFN Affiliate shall order and/or license, as applicable, Products or Services for delivery during the Commitment Period, with a minimum total dollar purchase price of _____ million dollars ($000)("Commitment Amount"). The undersigned IFN Affiliate shall be solely responsible for satisfying this Commitment Amount. If, during the Commitment Period, such IFN Affiliate is unable to satisfy this Commitment Amount, Nortel Networks shall invoice such IFN Affiliate, and such IFN Affiliate shall pay, the applicable Invoice Value as set forth in Section 1.5 of the General Terms and Conditions.

            (Name of Affiliate)
            By: /s/
               ------------------------------------------

            ---------------------------------------------
            Print Name and title of authorized signatory
            Date:
                 ----------------------------------------

            The following Articles and/or Exhibits are provided solely to Buyer and do not apply to the IFN Affiliate:

            In the General Terms and Conditions Section of the Agreement:
            Articles 1.5,1.5.3, 1.6, 1.6.1,1.6.2, 1.8, 3.5,6, 7, 19.1, 19.2.1,
            19.3 and 19.4

            Access Products-EXHIBIT I       Data and Internet Products-EXHIBIT K
            Article 4 Sections 4.2 & 4.6    Article 4 & Article 5

            Network Mgmt. -EXHIBIT L        Optical Products- EXHIBIT M
            Article 3                       Article 4,5 & 6.1
                                            Schedules D, E, F, & G
            Switching Products-EXHIBIT N
            Exhibits E, F & G


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT F
                                                                     PAGE 1 OF 1


                                    EXHIBIT F
                     BUYER'S AUTHORIZED REPRESENTATIVE LIST

The following is the Buyer's Authorized Representatives and it is understood the IFN Affiliates will represent themselves. Buyer's Authorized Representative for OPTICAL PRODUCTS:

            ITC/\DeltaCom Communication, Inc.
            1791 O.G. Skinner Drive
            West Point, GA 31833
            Atten: Director, System Engineering
            Roger DeVille
            Telephone: 706-385-8118

Buyer's Authorized Representative for ACCESS PRODUCTS, DATA/INTERNET PRODUCTS, NETWORK MANAGEMENT PRODUCTS:

            ITC/\DeltaCom Communication, Inc.
            1530 DeltaCom Drive
            Anniston, AL 36202-0787
            Atten: Sr. Mgr, Engineering
            Bob Cloud
            Telephone: 256-241-6012

Buyer's Authorized Representative for SWITCHING PRODUCTS:

            ITC/\DeltaCom Communication, Inc.
            1530 DeltaCom Drive
            Anniston, AL 36202-0787
            Atten: Sr. Mgr, Switch Engineering
            Marcus Robinson
            Telephone: 256-241-4434

If, the above Buyer's Authorized Representatives are not available contact:

            ITC/\DeltaCom Communication, Inc.
            1530 DeltaCom Drive
            Anniston, AL 36202-0787
            David Hill, V.P. Engineering & Planning
            Telephone: 256-241-3799
And then:
            Steven Moses, V.P. Network Services
            Telephone: 256-241-3726


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT G
                                                                    PAGE 1 OF 12


                                    EXHIBIT G
                                    FORECAST

ITC/\ DELTACOM FORECAST

                   Oct00-Sep01     Oct01-Sep02     Oct02-Nov02           Total
Sw./Succ.               $[***]          $[***]          $[***]          $[***]
Optical                 $[***]          $[***]          $[***]          $[***]
Access                  $[***]          $[***]          $[***]          $[***]
CVX                     $[***]          $[***]          $[***]          $[***]
Passport 15K            $[***]          $[***]          $[***]          $[***]
Passport 8600           $[***]          $[***]          $[***]          $[***]
Contivity               $[***]          $[***]          $[***]          $[***]
Shasta                  $[***]          $[***]          $[***]          $[***]

                        $[***]          $[***]          $[***]          $[***]



                                                Commitment       $250,000,000
                                                less YTD               ($[***])
                                                less forecast          ($[***])

                                                                       ($[***])


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT G
                                                                    PAGE 2 OF 12


SWITCHING FORECAST ITC DELTACOM 12 MONTH SWITCH FORECAST
- SEPTEMBER 2000

SITE/SYSTEM      PRODUCT         PROJECT            PORTS          AMOUNT     ORDER DATE     DELIVERY DATE
[***]            [***]            [***]             [***]          $[***]        Oct-00          Mar-01
[***]            [***]            [***]             [***]          $[***]        Oct-00          Mar-01
[***]            [***]            [***]             [***]          $[***]        Oct-00          Mar-01
[***]            [***]            [***]             [***]          $[***]        Oct-00          Mar-01
[***]            [***]            [***]             [***]          $[***]        Oct-00          Mar-01
[***]            [***]            [***]             [***]          $[***]        Oct-00          Mar-01
[***]            [***]            [***]             [***]          $[***]        Oct-00          Mar-01
[***]            [***]            [***]             [***]          $[***]        Oct-00          Mar-01
[***]            [***]            [***]             [***]          $[***]        Oct-00          Mar-01
[***]            [***]            [***]             [***]          $[***]        Oct-00          Mar-01
[***]            [***]            [***]             [***]          $[***]        Nov-00          Apr-01

                              12 MONTH TOTAL        [***]          $[***]


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT G
                                                                    PAGE 3 OF 12


------------------------------------------------------------------------------------------------------------------------------------
ITC Deltacom 12 Month Optical Forecast
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                ITC                         2000       2001
------------------------------------------------------------------------------------------------------------------------------------
Route           Project #     Equipment     Q4         Q1         Q2         Q3         Q4         Total      Comments
====================================================================================================================================
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT G
                                                                    PAGE 4 OF 12


------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT G
                                                                    PAGE 5 OF 12


------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT G
                                                                    PAGE 6 OF 12


------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]           [***]         [***]         $[***]     $[***]     $[***]     $[***]     $[***]     $[***]     [***]
------------------------------------------------------------------------------------------------------------------------------------
                                            $[***]     $[***]     $[***]     $[***]     $[***]     $[***]
------------------------------------------------------------------------------------------------------------------------------------


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT G
                                                                    PAGE 7 OF 12


ITC DELTACOM 12 MONTH ACCESS FORECAST

Site/Location
                 CPX-1000           IAD Devices Qty     IAD/CPE Revenue      Order Date       Delivery Date
[***]                  $ [***]                [***]                [***]           Jan-01                     Mar-01
[***]                  $ [***]                [***]                [***]           Jan-01                     Mar-01
[***]                  $ [***]                [***]                [***]           Jan-01                     Mar-01
[***]                  $ [***]                [***]                [***]           Apr-01                     Jun-01
[***]                  $ [***]                [***]                [***]           Apr-01                     Jun-01
[***]                  $ [***]                [***]                [***]           Apr-01                     Jun-01
[***]                  $ [***]                [***]                [***]           Jul-01                     Aug-01
[***]                  $ [***]                [***]                [***]           Jul-01                     Aug-01
[***]                  $ [***]                [***]                [***]           Jul-01                     Aug-01
[***]                  $ [***]                [***]                [***]           Jul-01                     Aug-01
                        $[***]                                 $   [***]

                            Total Access Forecast              $   [***]


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT G
                                                                    PAGE 8 OF 12


ITC DELTACOM 12 MONTH CVX FORECAST

PRODUCT                   PROJECT              SITE         PORTS       AMOUNT            ORDER DATE      DELIVERY DATE
CVX1800        [***]                      [***]               [***]             $[***]       Mar-01             May-01
CVX1801        [***]                      [***]               [***]             $[***]       Mar-01             May-01
CVX1802        [***]                      [***]               [***]             $[***]       Mar-01             May-01
CVX1803        [***]                      [***]               [***]             $[***]       Mar-01             May-01
CVX1804        [***]                      [***]               [***]             $[***]       Jun-01             Aug-01
CVX1805        [***]                      [***]               [***]             $[***]       Jun-01             Aug-01
CVX1806        [***]                      [***]               [***]             $[***]       Jun-01             Aug-01
CVX1807        [***]                      [***]               [***]             $[***]       Jun-01             Aug-01
CVX1808        [***]                      [***]               [***]             $[***]       Aug-01             Oct-01
CVX1809        [***]                      [***]               [***]             $[***]       Aug-01             Oct-01
CVX1810        [***]                      [***]               [***]             $[***]       Aug-01             Oct-01


                                   12 MONTH TOTAL             [***]             $[***]


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT G
                                                                    PAGE 9 OF 12


ITC DELTACOM PASSPORT 15K 12 MONTH FORECAST
[***] Port DS1C FR                     $[***]
[***] Port DS3C FR                     $[***]
[***] Port DS3                         $[***]
[***] Port OC3C ATM                    $[***]
PASSPORT GROWTH
                             [***] Port   [***] Port    [***] Port      [***] Port
SITE                          DS1C FR      DS3C FR       DS3 ATM       OC3 ATM VALUE             ORDER DATE       SHIP DATE
[***]                            [***]        [***]         [***]         [***]          $[***]       Jan-01          Mar-01
[***]                            [***]        [***]         [***]         [***]          $[***]       Jan-01          Mar-01
[***]                            [***]        [***]         [***]         [***]          $[***]       Jan-01          Mar-01
[***]                            [***]        [***]         [***]         [***]          $[***]       Jan-01          Mar-01
[***]                            [***]        [***]         [***]         [***]          $[***]       Apr-01          Jun-01
[***]                            [***]        [***]         [***]         [***]          $[***]       Apr-01          Jun-01
[***]                            [***]        [***]         [***]         [***]          $[***]       Apr-01          Jun-01
[***]                            [***]        [***]         [***]         [***]          $[***]       Apr-01          Jun-01
[***]                            [***]        [***]         [***]         [***]          $[***]       Jul-01          Sep-01
[***]                            [***]        [***]         [***]         [***]          $[***]       Jul-01          Sep-01
[***]                            [***]        [***]         [***]         [***]          $[***]       Jul-01          Sep-01
[***]                            [***]        [***]         [***]         [***]          $[***]       Jul-01          Sep-01
[***]                            [***]        [***]         [***]         [***]          $[***]       Jul-01          Sep-01
[***]                            [***]        [***]         [***]         [***]          $[***]       Jul-01          Sep-01
TOTAL GROWTH

TOTAL VALUE LIST PRICE                                                                   $[***]

TOTAL VALUE LESS ITC [***]% DISCOUNT                                                     $[***]


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT G
                                                                   PAGE 10 OF 12


ITC DELTACOM PASSPORT 8600 12 MONTH FORECAST


PRODUCT                         PROJECT             SITE            PP8600          AMOUNT       ORDER DATE     DELIVERY DATE

Passport 8600                    [***]              [***]                             $[***]        Jan-01            Mar-01
                                                                     [***]
Passport 8600                    [***]              [***]                             $[***]        Jun-01            Aug-01
                                                                     [***]

                             12 MONTH TOTAL                          [***]            $[***]


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT G
                                                                   PAGE 11 OF 12


ITC DELTACOM CONTIVITY 12 MONTH FORECAST

                                                                4500
PRODUCT                           PROJECT             SITE     SWITCHES        VALUE         ORDER DATE     DELIVERY DATE

Contivity         [***]                          [***]          [***]             $[***]         Jan-01            Mar-01


                              12 MONTH TOTAL                    [***]             $[***]


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT G
                                                                   PAGE 12 OF 12


ITC DELTACOM SHASTA 12 MONTH FORECAST

                                                                  4500
PRODUCT                       PROJECT              SITE         SWITCHES       VALUE          ORDER DATE      DELIVERY DATE

Shasta          [***]                         [***]               [***]           $[***]          Jan-01             Mar-01


                          12 MONTH TOTAL                          [***]

                                                                                  [***]


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                     EXHIBIT G-1
                                                                     PAGE 1 OF 1


                                   EXHIBIT G-1
                             COMMITMENT LEVEL MATRIX
------------------------------------------------------------------------------------------------------------------------------------
PRODUCTS                     COMMITMENT $[***]    COMMITMENT $[***]     COMMITMENT $[***]   COMMITMENT $[***]    COMMITMENT $[***]
                             DISCOUNT             DISCOUNT              DISCOUNT LEVEL      DISCOUNT LEVEL       DISCOUNT LEVEL
                             LEVEL                LEVEL
------------------------------------------------------------------------------------------------------------------------------------
ACCESS PRODUCTS
------------------------------------------------------------------------------------------------------------------------------------
AccessNode                   Stock Models-[***]   Stock Models-[***]    Stock Models-[***]  Stock Models-[***]   Stock Models-[***]
------------------------------------------------------------------------------------------------------------------------------------
ANx                          Stock Models-[***]   Stock Models-[***]    Stock Models-[***]  Stock Models-[***]   Stock Models-[***]
------------------------------------------------------------------------------------------------------------------------------------
UE9000                       [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------
UE IMAS                      [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------
CPX-1000 Voice Gateway       [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DATA/INTERNET PRODUCTS
------------------------------------------------------------------------------------------------------------------------------------
CVX 1800*                    [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------
Passport 8600                [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------
Passport ATM                 [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------
Shasta BSN                   [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------
Enterprise Data              [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 NETWORK MGMT. PRODUCTS
------------------------------------------------------------------------------------------------------------------------------------
Preside**                    [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OPTICAL PRODUCTS
------------------------------------------------------------------------------------------------------------------------------------
OPTera DX/LH-OC192           [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------
MOR/MOR Plus/OPTera1600G     [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------
OC-48Classic                 [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------
OC-48Lite                    [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------
OPTera Metro (3400-3500)     [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SWITCHING PRODUCTS
------------------------------------------------------------------------------------------------------------------------------------
Initial-DTCSS7/PRI           [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------
Initial-ESMA                 [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------
Initial-SPM SS7              [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------
Extension-DTC SS7/PRI        [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------
Extension-ESMA               [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------
Extension-SPM SS7            [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------
Merchandise                  [***]%               [***]%                [***]%              [***]%               [***]%
------------------------------------------------------------------------------------------------------------------------------------

*CVX 1800 prices includes management Software for wholesale modems & SS7
 Software
**Preside-Network Upgrade cost [***] for new Release at $[***]
        [***]% contract discount for new Packages


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                    GENERAL TERMS AND CONDITIONS
                                                                       EXHIBIT H
                                                                     PAGE 1 OF 1


                                    EXHIBIT H
                                  LAB EQUIPMENT


 As attached hereto. Any additional Lab Equipment provided to Buyer after the Effective Date will be identified in consecutively numbered attachments to this Exhibit (e.g. H-1, H-2, etc.).


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                                      Schedule H
                                                                   Lab Equipment
                                                                 Nortel Networks
                                                  S/DMS Transport Node Equipment


CUSTOMER:          ITC DELTACOM                                               ----------------------------------------------------
PROJECT:           LAB EQUIPMENT                                              LAB 1            LAB 2              TOTAL PRICE
DATE:              SEPTEMBER 8, 2000                                          ----------------------------------------------------
PROPOSAL VALIDITY: DECEMBER 7, 2000
CONFIGURATION:     [***]                                                      [***]            [***]

----------------------------------------------------------------------------------------------------------------------------------
 ITEM    PRODUCT                                        ITEM            UNIT          EXTENDED          EXTENDED          EXTENDED
  NO.    DESCRIPTION                                    CODE           PRICE  QTY       PRICE  QTY        PRICE   QTY       PRICE
----------------------------------------------------------------------------------------------------------------------------------
  #1.0   [***]
         [***]     [***]                                [***]          $[***]  1        $[***]  1         $[***]   2        $[***]

         [***]     [***]
         [***]     [***]                                [***]          $[***]  1        $[***]  1         $[***]   2        $[***]
-----------------------------------------------------------------------------------           -----              -----
                                                                     SUBTOTAL           $[***]            $[***]            $[***]
-----------------------------------------------------------------------------------           -----              -----
  #2.0   [***]     [***]
         [***]
         [***]     [***]                                [***]          $[***]  2        $[***]  2         $[***]   4        $[***]
         [***]     [***]                                [***]          $[***]  1        $[***]  1         $[***]   2        $[***]
         [***]                                          [***]          $[***]  1        $[***]  1         $[***]   2        $[***]
         [***]                                          [***]          $[***]  2        $[***]  2         $[***]   4        $[***]

         [***]
         [***]     [***]                                [***]          $[***] 12        $[***]  12        $[***]  24        $[***]
         [***]                                          [***]          $[***]  6        $[***]  6         $[***]  12        $[***]

         [***]
         [***]                                          [***]          $[***]  2        $[***]  2         $[***]   4        $[***]

         [***]     [***]                                [***]          $[***]  1        $[***]  1         $[***]   2        $[***]
         [***]                                          [***]
         [***]                                          [***]
-----------------------------------------------------------------------------------           -----              -----
                                                                         SUBTOTAL       $[***]            $[***]            $[***]
-----------------------------------------------------------------------------------           -----              -----
  #3.0   [***]
         [***]
         [***]     [***]                                [***]          $[***]  1        $[***]  1         $[***]   2        $[***]
         [***]                                          [***]          $[***]  1        $[***]  1         $[***]   2        $[***]
----------------------------------------------------------------------------------------------------------------------------------
                                                                         SUBTOTAL      #VALUE!           #VALUE!           #VALUE!
----------------------------------------------------------------------------------------------------------------------------------
  #4.0   [***]
         [***]
         [***]                                          [***]          $[***]  2        $[***]  2         $[***]   4        $[***]
-----------------------------------------------------------------------------------           -----              -----
                                                                         SUBTOTAL       $[***]            $[***]            $[***]
-----------------------------------------------------------------------------------           -----              -----
  #5.0   [***]     [***]
         [***]                                          [***]          $[***]  8        $[***]  8         $[***]  16        $[***]
-----------------------------------------------------------------------------------           -----              -----
                                                                         SUBTOTAL       $[***]            $[***]            $[***]
-----------------------------------------------------------------------------------           -----              -----
         [***]     [***]
         [***]                                          [***]          $[***]  1        $[***]  1         $[***]   2        $[***]
         [***]     [***]                                [***]
         [***]     [***]                                [***]
         [***]     [***]                                [***]
         [***]     [***]                                [***]
         [***]     [***]                                [***]
         [***]     [***]                                [***]
-----------------------------------------------------------------------------------           -----              -----
                                                                         SUBTOTAL       $[***]            $[***]            $[***]
-----------------------------------------------------------------------------------           -----              -----
  #6.0   [***]
         [***]                                          [***]          $[***]  1        $[***]  1         $[***]   2        $[***]
-----------------------------------------------------------------------------------           -----              -----
                                                                         SUBTOTAL       $[***]            $[***]            $[***]
-----------------------------------------------------------------------------------           -----              -----
  #7.0   [***]
         [***]                                          [***]          $[***]  1        $[***]  1         $[***]   2        $[***]
-----------------------------------------------------------------------------------           -----              -----
                                                                         SUBTOTAL       $[***]            $[***]            $[***]
-----------------------------------------------------------------------------------           -----              -----
  #8.0   [***]
         [***]
         [***]                                          [***]          $[***]  1        $[***]  1         $[***]   2        $[***]
         [***]
         [***]                                          [***]          $[***]  1        $[***]  1         $[***]   2        $[***]
-----------------------------------------------------------------------------------           -----              -----
                                                                         SUBTOTAL       $[***]            $[***]            $[***]
-----------------------------------------------------------------------------------           -----              -----

                   ---------------------------------------------------------------------------------------------------------------
                   [***] PRICING                                                        $[***]            $[***]            $[***]
                   ---------------------------------------------------------------------------------------------------------------

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                                      Schedule H
                                                                   Lab Equipment
                                                                 Nortel Networks
                                                  S/DMS Transport Node Equipment

CUSTOMER:          ITC DELTACOM                                                    -------------------------------------
PROJECT:           LAB EQUIPMENT                                                         LAB 1           TOTAL PRICE
DATE:              SEPTEMBER 8, 2000                                               -------------------------------------
VALIDITY:          DECEMBER 7, 2000
CONFIGURATION:                                                                      [***]

------------------------------------------------------------------------------------------------------------------------
 SECT   PRODUCT                                         ITEM            UNIT          EXTENDED           EXTENDED
  NO.   DESCRIPTION                                     CODE            PRICE      QTY      PRICE    QTY       PRICE
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 #1.0   [***]
        [***]                                           [***]           $[***]      1       $[***]    1        $[***]
        [***]                                           [***]
        [***]                                           [***]
        [***]                                           [***]
        [***]                                           [***]
        [***]                                           [***]

        ADDITIONAL ITEMS

        [***]                                           [***]           $[***]      1       $[***]    1
---------------------------------------------------------------------------------------            ------
                                                                      SUBTOTAL              $[***]             $[***]
---------------------------------------------------------------------------------------            ------
 #2.0   [***]
        [***]      [***]                                [***]           $[***]      1       $[***]    1        $[***]
        [***]      [***]                                [***]           $[***]      1       $[***]    1        $[***]

        [***]                                           [***]           $[***]      1       $[***]    1        $[***]
---------------------------------------------------------------------------------------            ------
                                                                      SUBTOTAL              $[***]             $[***]
---------------------------------------------------------------------------------------            ------
 #3.0   [***]
        [***]                                           [***]           $[***]      1       $[***]    1        $[***]
---------------------------------------------------------------------------------------            ------
                                                                      SUBTOTAL              $[***]             $[***]
---------------------------------------------------------------------------------------            ------
                   -----------------------------------------------------------------------------------------------------
                        TOTAL EQUIPMENT PRICING                                             $[***]             $[***]
                   -----------------------------------------------------------------------------------------------------

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                                      Schedule H
                                                                   Lab Equipment
                                                                 Nortel Networks
                                                  S/DMS Transport Node Equipment

CUSTOMER:          ITC DELTACOM                                                   ----------------------------------
PROJECT:           LAB EQUIPMENT                                                       MODEL 1         TOTAL PRICE
DATE:              SEPTEMBER 8, 2000                                              ----------------------------------
VALID THROUGH:     DECEMBER 7, 2000
CONFIGURATION:                                                                     [***]

--------------------------------------------------------------------------------------------------------------------
 ITEM   PRODUCT                                            ITEM            UNIT          EXTENDED          EXTENDED
  NO.   DESCRIPTION                                        CODE            PRICE          PRICE      QTY     PRICE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 #1.0   [***]
        [***]                                             [***]             $[***]   1    $[***]      1      $[***]
        [***]                                             [***]
        [***]                                             [***]
        [***]                                             [***]
        [***]                                             [***]
        [***]                                             [***]
        [***]                                             [***]
        [***]                                             [***]

        [***]                                             [***]             $[***]   1    $[***]      1      $[***]
        [***]                                             [***]             $[***]   1    $[***]      1      $[***]
----------------------------------------------------------------------------------------            -----
                                                                          SUBTOTAL        $[***]             $[***]
----------------------------------------------------------------------------------------            -----
 #2.0   [***]
        [***]                                             [***]             $[***]   1    $[***]      1      $[***]

        [***]                                             [***]             $[***]   1    $[***]      1      $[***]
----------------------------------------------------------------------------------------            -----
                                                                          SUBTOTAL        $[***]             $[***]
----------------------------------------------------------------------------------------            -----
 #3.0   [***]
        [***]
        [***]                                             [***]             $[***]   1    $[***]      1      $[***]
----------------------------------------------------------------------------------------            -----
                                                                          SUBTOTAL        $[***]             $[***]
----------------------------------------------------------------------------------------            -----
 #4.0   [***]
        [***]
        [***]      [***]                                  [***]             $[***]   1    $[***]      1      $[***]
----------------------------------------------------------------------------------------            -----
                                                                          SUBTOTAL        $[***]             $[***]
----------------------------------------------------------------------------------------            -----
 #5.0   [***]
        [***]                                             [***]             $[***]   1    $[***]      1      $[***]
        [***]                                             [***]
        [***]                                             [***]
        [***]                                             [***]
        [***]                                             [***]

        [***]                                             [***]             $[***]   4    $[***]      4      $[***]
        [***]                                             [***]             $[***]   2    $[***]      2      $[***]
----------------------------------------------------------------------------------------            -----
                                                                          SUBTOTAL        $[***]             $[***]
----------------------------------------------------------------------------------------            -----
 #6.0   [***]
        [***]
        [***]                                             [***]             $[***]   1    $[***]      1      $[***]
----------------------------------------------------------------------------------------            -----
                                                                          SUBTOTAL        $[***]             $[***]
----------------------------------------------------------------------------------------            -----
 #7.0   [***]
        [***]                                             [***]             $[***]  14    $[***]     14      $[***]
----------------------------------------------------------------------------------------            -----
                                                                          SUBTOTAL        $[***]             $[***]
----------------------------------------------------------------------------------------            -----
 #8.0   [***]
        [***]
        [***]                                             [***]              [***]   1     [***]      1       [***]
--------------------------------------------------------------------------------------------------------------------
                                                                          SUBTOTAL
--------------------------------------------------------------------------------------------------------------------
                   -------------------------------------------------------------------------------------------------
                   TOTAL [***] EQUIPMENT PRICING                                          $[***]             $[***]
                   -------------------------------------------------------------------------------------------------

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                                      Schedule H
                                                                   Lab Equipment
                                                                 Nortel Networks
                                                  S/DMS Transport Node Equipment


CUSTOMER:            ITC DELTACOM                                                       --------------------------------------
PROJECT:             LAB EQUIPMENT                                                      LAB 1                TOTAL PRICE
DATE:                SEPTEMBER 8, 2000                                                  --------------------------------------
PROPOSAL VALIDITY:   DECEMBER 7, 2000
CONFIGURATION:                                                                          [***]
------------------------------------------------------------------------------------------------------------------------------
 ITEM   PRODUCT                                               ITEM               UNIT            EXTENDED             EXTENDED
  NO.   DESCRIPTION                                           CODE               PRICE   QTY       PRICE      QTY       PRICE
------------------------------------------------------------------------------------------------------------------------------
 #1.0   [***]                                                                 --------        ----------           ----------
        [***]        [***]                                    [***]             $[***]    1       $[***]       1       $[***]
------------------------------------------------------------------------------------------------------------------------------
                                                                              SUBTOTAL            $[***]               $[***]
------------------------------------------------------------------------------------------------------------------------------
 #2.0   [***]                                                                 --------        ----------           ----------
        [***]                                                 [***]             $[***]    1       $[***]       1       $[***]
                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]    1       $[***]       1       $[***]
                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]    2       $[***]       2       $[***]
                                                                              --------        ----------           ----------

        [***]                                                                 --------        ----------           ----------
        [***]                                                 [***]             $[***]    6       $[***]       6       $[***]
                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]   12       $[***]      12       $[***]
                                                                              --------        ----------           ----------

                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]    1       $[***]       1       $[***]
                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]
                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]
------------------------------------------------------------------------------------------------------------------------------
                                                                              SUBTOTAL            $[***]               $[***]
------------------------------------------------------------------------------------------------------------------------------
 #3.0   [***]
        [***]                                                                 --------        ----------           ----------
        [***]                                                 [***]             $[***]    1       $[***]       1       $[***]
                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]    1       $[***]       1       $[***]
                                                                              --------        ----------           ----------
        [***]
                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]    2       $[***]       2       $[***]
------------------------------------------------------------------------------------------------------------------------------
                                                                              SUBTOTAL            $[***]               $[***]
------------------------------------------------------------------------------------------------------------------------------
 #4.0   [***]
                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]   10       $[***]      10       $[***]
------------------------------------------------------------------------------------------------------------------------------
                                                                              SUBTOTAL            $[***]               $[***]
------------------------------------------------------------------------------------------------------------------------------
 #5.0   [***]
                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]    1       $[***]       1       $[***]
                                                                              --------        ----------           ---------
        [***]
                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]    1       $[***]       1       $[***]
                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]    1       $[***]       1       $[***]
------------------------------------------------------------------------------------------------------------------------------
                                                                              SUBTOTAL            $[***]               $[***]
------------------------------------------------------------------------------------------------------------------------------
 #6.0   [***]
        [***]
                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]    2       $[***]       2       $[***]
------------------------------------------------------------------------------------------------------------------------------
                                                                              SUBTOTAL            $[***]               $[***]
------------------------------------------------------------------------------------------------------------------------------
 #7.0   [***]
                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]    1       $[***]       1       $[***]
------------------------------------------------------------------------------------------------------------------------------
                                                                              SUBTOTAL            $[***]               $[***]
------------------------------------------------------------------------------------------------------------------------------
 #8.0   [***]
                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]    1       $[***]       1       $[***]
------------------------------------------------------------------------------------------------------------------------------
                                                                              SUBTOTAL            $[***]               $[***]
------------------------------------------------------------------------------------------------------------------------------
 #9.0   [***]
        [***]
                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]    1       $[***]       1       $[***]
                                                                              --------        ----------           ----------
        [***]
                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]    1       $[***]       1       $[***]
------------------------------------------------------------------------------------------------------------------------------
                                                                              SUBTOTAL            $[***]               $[***]
------------------------------------------------------------------------------------------------------------------------------
 #10.0  [***]
        [***]
                                                                              --------        ----------           ----------
        [***]                                                 [***]             $[***]    2       $[***]       2       $[***]
------------------------------------------------------------------------------------------------------------------------------
                                                                              SUBTOTAL            $[***]               $[***]
------------------------------------------------------------------------------------------------------------------------------
                    ----------------------------------------------------------------------------------------------------------
                    [***] PRICING                                                                 $[***]               $[***]
                    ----------------------------------------------------------------------------------------------------------

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                                       EXHIBIT I
                                                                     PAGE 1 OF 3

                               PRODUCT ATTACHMENT
                                    EXHIBIT I
                                 ACCESS PRODUCTS

1.       INCORPORATION BY REFERENCE

         This Product Attachment, EXHIBIT I, Access Products is attached to and made a part of the Network Products Purchase Agreement dated November 8, 2000, between ITC/\DeltaCom Communications, Inc., Interstate FiberNet, Inc., and Nortel Networks, Inc. ("General Terms & Conditions"). The terms and conditions provided below supplement the General Terms and Conditions only with respect to the specific Products set forth in this EXHIBIT I (including any future Products that may be added to this EXHIBIT I). To the extent any of the terms and conditions set forth in this EXHIBIT I conflict with any terms or conditions in the General Terms & Conditions, the terms and conditions of this
         EXHIBIT I take precedence over any such conflicting terms and conditions in the General Terms & Conditions, as such terms and conditions apply to the Access Products.

2.       DEFINITIONS

         For purposes of this Product Attachment all capitalized terms, which are defined in the EXHIBIT A of the General Terms & Conditions, DEFINITIONS, shall have the same meaning in this Product Attachment.

3.       SCHEDULES

         The following Schedules which are attached hereto are an integral part of the Access Product Attachment and are incorporated herein by reference:

                  Schedule A - Products, Prices, and Fees

                  Schedule B - Services and Charges

                  Schedule C - Targeted Delivery Intervals

4.       SOFTWARE MAINTENANCE SERVICES

         4.1 Schedule A, Part 1 of this Product Attachment, contains Nortel Networks' Stock Model Equipment list and an associated bundled Software feature set package ("Bundled Software Feature Set Package") for which Nortel Networks shall provide Software maintenance services ("Software Maintenance Services") at the pricing set forth in Section 4.6 of this EXHIBIT I. All features included in such Bundled Software Feature Set Package ordered and paid for by Buyer shall be licensed for use on each network element ("NE") within Buyer's networks. Other

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                                       EXHIBIT I
                                                                     PAGE 2 OF 3

                  individual features may be offered on an optional basis at mutually agreed to prices. Optional individual features may require that Buyer purchase additional hardware.

         4.2 Nortel Networks shall provide to Buyer a copy of all applicable Software Releases, with the same features as purchased by Buyer in the previous Software Release, [***], issued by Nortel Networks during the first twelve (12) month period following the execution of this Agreement. Buyer shall notify Nortel Networks annually, in writing, as to the number of AccessNode NEs and operation controller spans of control, which require Software Maintenance Services to cover One Hundred Percent (100%) of Buyer's network. The annual maintenance term shall renew automatically for additional one
                  (1) year terms through the last day of the Commitment Period, unless Buyer terminates such Software Maintenance Services by giving Nortel Networks thirty (30) days written notice of termination prior to the termination of the initial one (1) year maintenance term or any renewal term. Not more than ninety (90) days nor less than sixty (60) days prior to the end of the initial one (1) year maintenance term and any renewal term, Nortel Networks shall notify Buyer of the date on which maintenance will renew automatically. If any renewal term is less than twelve (12) months, the maintenance fee for such renewal shall be prorated to reflect the actual days in such renewal term.

         4.3 Each digital audio tape ("DAT") Software Release shall contain Software loads required to make the Equipment operational and shall include all then currently available features and functions. Buyer shall use only those features in the Bundled Software Feature Set Package and any other available features for which Buyer has paid the respective license fees. Each Software Release shall be supported by the associated Northern Telecom Practice documentation package ("NTP"), which shall include a section on Software feature description.

         4.4 Software updates can be performed in-service on the system without site visits. The policy for compatibility over time is that a single step in-service update will be supported for all Software releases with no more than two (2) interim Software releases. Pricing in this Product Attachment is based on annual upgrades only.

         4.5 Additional Software Maintenance Services shall include the following:

                  4.5.1. Telephone consultation relative to the use and troubleshooting of the Software;

                  4.5.2. Notification to Buyer of the existence of coding errors, bugs and other problems in the Software promptly after the same first becomes known to Nortel Networks; and

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                                       EXHIBIT I
                                                                     PAGE 3 OF 3

                  4.5.3. Use of reasonable efforts to correct any coding errors, bugs and other problems in the Software brought to Nortel Networks' attention by Buyer or any other source.

                  4.6 Nortel Networks shall provide the above Software Maintenance Services for a fee of [***] Dollars ($[***]) per NE per [***] ([***]) [***] as required by the availability of new Software. Notwithstanding the above, in no event shall Buyer's annual cost for Software Maintenance Services exceed [***] Dollars ($[***]) for all NEs in Buyer's network.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                           EXHIBIT I, SCHEDULE A
                                                                     PAGE 1 OF 1

                                   SCHEDULE A
                                 ACCESS PRODUCTS
                           PRODUCTS, PRICING AND FEES

PART

  1        AccessNode Stock Models and Stock Options Net Pricing

  2        AccessNode Stock Models and Stock Options Details

  3        AccessNode Engineered System/Merchandise Order Net Pricing

  4        UE IMAS

  5        Jetstream CP-1000 Voice Gateway

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                              SCHEDULE A, PART 1
                                                                     PAGE 1 OF 4

                         ------------------------------
                                   ACCESSNODE
                         STOCK MODELS AND STOCK OPTIONS
                         ------------------------------

    ITC
STOCK MODEL              PRODUCT                           NET PRICE
    CODE                 DESCRIPTION
                         ------------------------------

                         ------------------------------


*** Information in this Schedule A, Part 1 (pages 1-4) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                              SCHEDULE A, PART 2
                                                                    PAGE 1 OF 23

                         ------------------------------
                                   ACCESSNODE
                         STOCK MODELS AND STOCK OPTIONS
                         ------------------------------

   ITC             NTI
  MODEL           MODEL      PRODUCT                     NTI PEC
  CODE             CODE      DESCRIPTION                 Code          Quantity
NET PRICE

                         ------------------------------

                         ------------------------------


*** Information in this Schedule A, Part 2 (pages 1-23) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                              SCHEDULE A, PART 3
                                                                    PAGE 1 OF 13
                                                                REVISED 12/12/00

               ---------------------------------------------------
                                   ACCESSNODE
                       ENGINEERED SYSTEM/MERCHANDIS ORDER
                                  NET PRICING
               ---------------------------------------------------

--------------------------------------------------------------------------------
NTI PEC           NTI CPC            PRODUCT                       UNIT NET
CODE              CODE               DESCRIPTION                   PRICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


*** Information in this Schedule A, Part 3 (pages 1-13) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                              SCHEDULE A, PART 4
                                                                     PAGE 1 OF 2

                                                                     Ver 003501
--------------------------------------------------------------------------------
  SEQ.    PRODUCT                    ITEM              CPC         UNIT LIST
  NO.     DESCRIPTION                CODE              CODE           PRICE
--------------------------------------------------------------------------------
                                                                        SUBTOTAL
--------------------------------------------------------------------------------


*** Information in this Schedule A, Part 4 (pages 1-2) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                              SCHEDULE A, PART 5
                                                                     PAGE 1 OF 1

                                                                      VER 003501
--------------------------------------------------------------------------------

  SEQ.    PRODUCT                    ITEM              CPC         UNIT LIST
  NO.     DESCRIPTION                CODE              CODE        PRICE
                                                                        SUBTOTAL
--------------------------------------------------------------------------------


*** Information in this Schedule A, Part 5 (page 1) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                           EXHIBIT I, SCHEDULE B
                                                                     PAGE 1 OF 1

                                   SCHEDULE B
                                 ACCESS PRODUCTS
                              SERVICES AND CHARGES

PART

  1        Repair/Replacement Procedures

  2        Equipment Support

  3        Services Charges

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                                       EXHIBIT I
                                                              SCHEDULE B, PART 1
                                                                     PAGE 1 OF 7

                               SCHEDULE B, PART 1
                                 ACCESS PRODUCTS
                          REPAIR/REPLACEMENT PROCEDURES

1.       GENERAL

         Nortel Networks' Replacement-Repair Service Center located in Nashville, Tennessee, handles all repairs for Access Equipment. Access Equipment processed through Nortel Networks is typically handled on a "Replacement-Repair" basis.

2.       REPAIR SERVICES - EQUIPMENT

         2.1      Normal Replacement Intervals

                  Normally, Nortel Networks will ship a replacement unit within thirty (30) calendar days after receipt of a defective unit.

         2.2      On-Site Repair

                  The nature of some Equipment may make it more feasible to affect the repairs on the Buyer's premises. These arrangements will be made through the Nortel Networks' Global Product Support ("GPS") group serving the Buyer's area.

         2.3      Emergency Replacement

                  Defective Equipment vital to the call processing ability of a system qualifies for emergency service. This service is not intended to take the place of normal replacement service. Emergency replacement will be provided under the following conditions:

                  a. The last spare circuit pack has been used to replace a defective pack in a system and all similar packs in the system are carrying live traffic.

                  b. Nortel Networks' ETAS group advises that an emergency situation exists and certain Equipment is required to correct the situation.

                  Nortel Networks provides emergency replacement Equipment (new, repaired, or functionally equivalent) at the service charges set forth in Section 4 of this Schedule within twenty-four
                  (24) hours of a verbal request from the Buyer. This service is available twenty-four (24) hours a day, including holidays. Upon receiving verbal request, a replacement unit will be shipped to the Buyer. Written

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                                       EXHIBIT I
                                                              SCHEDULE B, PART 1
                                                                     PAGE 2 OF 7

                  confirmation of the verbal request must be forwarded to Nortel Networks within three (3) working days of the verbal request for replacement. To request emergency replacement service, phone 1-800-251-1758, option 8 or 1-800-423-9658.

         2.4      Upgrade to a Later Vintage Level

                  If requested by the Buyer, an upgrade may be applied to a Buyer's unit submitted to Nortel Networks for repair, provided that the Equipment is upgradeable to the requested vintage. Typically, the Buyer will be billed at normal repair prices for this service. The Buyer shall make prior arrangements with the appropriate service center to obtain this service.

         2.5      Vendor Products (OEM)

                  The repair of most OEM equipment can be coordinated through the Replacement-Repair Service Center in Nashville, Tennessee. Upon receipt from the Buyer of defective OEM equipment, Nortel Networks will arrange the repair and return of these units by the OEM vendor.

3.       SOFTWARE SERVICE

         3.1      New Software Updates

                  New Software Updates will be introduced via Nortel Networks' established Product Change Notice (PCN) routine. At least sixty (60) days prior to field introduction, Nortel Networks will provide notification of these changes to Buyer in writing.

         3.2      Software Updates

                  Software updates can be performed in-service on the system without site visits. The policy for compatibility over time is that a single step in-service update will be supported for a period of two (2) years from the general availability date of the product release. Upgrading a system to the most recent update from a product release beyond the two (2) year window may involve an intermediate step (i.e., upgrading the system to an intermediate update) and the purchase by Buyer of additional Equipment.

         3.3      Software Update Fees

                  Updates, which are classified as Enhancements by Nortel Networks, will be made available to Buyer at a price determined by Nortel Networks at the time such

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                                       EXHIBIT I
                                                              SCHEDULE B, PART 1
                                                                     PAGE 3 OF 7

                  Software Update is offered to Buyer. Updates, which are classified as ISUs by Nortel Networks, will be provided at no cost to Buyer. Notwithstanding the foregoing, ISUs and Enhancements shall not include the cost of any associated hardware that may be required.

4.       BUYER PROCEDURE FOR REPLACEMENT-REPAIR SERVICE
         Two types of Replacement-Repair services are offered to Buyer:

         a.       Direct mail-in Replacement-Repair

         b.       Advance Authorization Replacement-Repair

                  Buyer may have Replacement-Repair service pre-authorized and initiated within Nortel Networks by a telephone call to Nortel Networks' Replacement-Repair Service Center.

         The decision on which procedure to use is the Buyer's. (Emergency service is handled as Advance Authorization Replacement-Repair only). Regardless of the procedure selected, certain guidelines as prescribed below are to be followed.

         4.1      Direct Mail-In Procedure for Replacement-Repair

                  a. For each defective unit, failure tags should be completed and attached to the Equipment.

                  b. Two copies of Nortel Networks' mail-in form, or an equivalent form approved by Nortel Networks, should be completed and enclosed with each shipment.

                  c. The following data must be provided on the mail-in form:

                           o Buyer's shipping address and phone number to contact in case of a shipping discrepancy

                           o Buyer's billing address, billing contact, and phone number

                           o        Buyer's Order number and authorization

                           o        Shipping instructions

                           o Unit identification (Nortel Networks Product Engineering Code)


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                                       EXHIBIT I
                                                              SCHEDULE B, PART 1
                                                                     PAGE 4 OF 7

                           o        Quantity of units

                           o        Date shipped

                  d. Defective units are to be packaged for shipment following the procedures outlined in Section 4.3 and shipped to Nortel Networks in accordance with Section
                           4.4 of this Section B.

                  e.       Defective units are to be shipped to:
                                Nortel Networks Inc.
                                Nashville Service Center
                                917 Air Park Center Drive, Dock F
                                Nashville, Tennessee 37217
                                Attention: Repair and Return

                  Any discrepancy in the above procedure will be brought to the attention of the Buyer upon Nortel Networks' receipt of the defective Equipment.

                  Buyer's inquiries related to Direct Mail-In service must reference the Buyer's Order number.

         4.2      Advance Authorization Procedure for Replacement-Repair

                  a. Upon Buyer's identification of defective units, Nortel Networks' Replacement-Repair Service Center can be contacted as follows:

                           o Monday through Friday, excepting holidays, from 7:00 am to 6:00 pm, central standard time, telephone 1-800-251-1758, option 8 or 1-800-423-9658. The call will be received directly by a Customer Service Representative.

                  b. The following information must be provided by the Buyer when calling:

                           o        Buyer's ship to address

                           o        Buyer's billing address

                           o        Buyer's Purchase Order number and
                                    authorization number

                           o        Urgency of request (normal or emergency)

                           o        Shipping instructions


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                                       EXHIBIT I
                                                              SCHEDULE B, PART 1
                                                                     PAGE 5 OF 7

                           o Unit identification (Nortel Networks Product Engineer Code)

                           o        Quantity of units

                  c. A unique repair order identification number will be issued by Nortel Networks' Replacement-Repair Service Center for each order. Please reference this number on all inquiries.

                  d. Failure tags should be completed and attached to each defective unit.

                  e. Defective units are to be packaged and shipped in accordance with the procedures outlined in the following Sections. The repair order identification number should be clearly marked on the outside of cartons and on all paperwork.

         4.3      Packaging

                  Defective Equipment should be packaged in anti-static containers, preferably of standardized design for circuit packs. (Buyer shall consult with Nortel Networks' Customer Service Representative for information on approved containers.)

                  Note: Neither bubble pack nor styrofoam chips should be used as packaging material. Use of such material may generate static electricity, which could severely damage a circuit pack. Use of this material may, at Nortel Networks' discretion, result in shipments being refused and/or warranties being voided.

                  Failure tags should be completed and attached to each unit. Each unit should be wrapped individually.

                  Note: Failure tags should be attached to the lock latch of a circuit pack. Please do not attach the tag to any component on the circuit pack as this could result in damage to the Equipment.

                  A copy of the packing list should be placed inside each box to further ensure proper receipt of a multiple box shipment.

         4.4      Basic Shipping Procedure

                  a. Buyer shall bear risk of loss and damage on shipments to Nortel Networks. Nortel Networks shall bear risk of loss or damage on shipments to Buyer.


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                                       EXHIBIT I
                                                              SCHEDULE B, PART 1
                                                                     PAGE 6 OF 7

                  b. The Mail-In Form or a packing list (where advance authorization is required) must be included. The following information is required by Nortel Networks:

                           o Repair order identification (if advance authorization replacement-repair service is used)

                           o        Buyer's Order number

                           o Buyer's name, ship to address, and telephone number to contact in case of a shipping discrepancy

                           o Buyer's bill-to address, contact person, and telephone number;

                           o        Date shipped

                           o Unit identification (Nortel Networks' Product Engineering Code)

                           o        Quantity shipped

                           Note: Failure to provide the above information could result in a delay in processing the Order.

                  c. Buyer shall select an appropriate carrier based upon the weight and size of shipment.

         4.5      Shipping Costs

                  a.       In Warranty and Out of Warranty

                           1. Buyer shall return defective Equipment to Nortel Networks prepaid.

                           2. Nortel Networks shall ship the replacement Equipment to Buyer prepaid using an appropriate surface carrier. Arrangements can be made for air shipments at Buyer's expense.

         4.6      Unrepairable Equipment

                  a.       In Warranty

                           In the event Equipment under warranty is returned to Nortel Networks and is judged by Nortel Networks to be beyond repair due to faulty material or

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                                       EXHIBIT I
                                                              SCHEDULE B, PART 1
                                                                     PAGE 7 OF 7

                           workmanship, Nortel Networks will replace the defective Equipment with a new, repaired, or functionally equivalent unit at no cost to Buyer.

                  b.       Out of Warranty

                           In the event Equipment not covered by warranty is returned to Nortel Networks and is judged by Nortel Networks to be beyond repair, it will be returned to the Buyer. Nortel Networks will replace the defective Equipment at Buyer's request, and invoice the Buyer at the then current price for such new Equipment.

         4.7      Non-Return of Defective Units - Buyer Responsibility

                  When Nortel Networks has shipped a replacement unit to Buyer after verbal notification of a defective unit, Buyer is responsible for returning the associated defective Equipment to Nortel Networks within thirty (30) calendar days of the shipping date of its replacement. If Buyer's defective Equipment is not received within such thirty (30) calendar day period, Buyer shall be invoiced the then current price of new Equipment plus fifteen percent (15%). Consequently, the Buyer when obtaining a Return Authorization number must provide an open Purchase Order number.

5.       BUYER PROCEDURE FOR SOFTWARE UPDATES

         Software updates are to be handled via the normal Advanced Authorization Procedure as set forth in Section 4.2. The Basic Shipping procedure contained in Section 4.4 shall be followed except that the Software license(s) shall be returned to Nortel Networks via registered mail.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                                       EXHIBIT I
                                                              SCHEDULE B, PART 2
                                                                     PAGE 1 OF 5

                               SCHEDULE B, PART 2
                                 ACCESS PRODUCTS
                           EQUIPMENT/SOFTWARE SUPPORT

1.       WARRANTY SUPPORT

         1.1      Remote (off-site) Assistance

                  Technical support offered at no charge to Buyer during the Warranty Period includes Remote (off-site) assistance to Buyer's trained personnel in resolving Equipment and Software operational and compatibility problems.

                  Remote (off-site) assistance consists of one or more of the following:

                  a. Over-the-phone consultations and guidance at 1-800-275-8726.

                  b. Interrogation and analysis of systems over data lines from Nortel Networks' service facility.

                  c. Other activity directly related to problem resolution, where Nortel Networks travel is not involved.

                  If after investigation, Nortel Networks determines that the problem was caused by equipment, software, or conditions not attributable to Nortel Networks then such technical assistance shall be billable to Buyer in accordance with Nortel Networks' current rates and procedures as set forth in Part 3 of this Schedule B.

                  Calls to Nortel Networks' service facilities during Nortel Networks' off-hours shall be limited to Equipment or Software failures directly affecting service that Buyer could not resolve by following standard troubleshooting procedures, covered by NTPs.

         1.2      Local (on-site) Assistance

                  Local (on-site) assistance by Nortel Networks field engineers is also available as part of the warranty support. To qualify for Local (on-site) assistance without charge, the following efforts must have been exhausted prior to the field trip:

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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                                                                       EXHIBIT I
                                                              SCHEDULE B, PART 2
                                                                     PAGE 2 OF 5

                  a. Buyer has determined that the Equipment or Software is the source of the problem; and

                  b. Buyer was unable to resolve the problem by using standard troubleshooting procedures covered by applicable NTP's; and

                  c. Nortel Networks' engineer could not resolve the problem remotely with full cooperation of Buyer's personnel.

                  Local on-site assistance, provided at Buyer's request, that does not meet above requirements is billable in accordance with Nortel Networks' current rates and procedures as set forth in Part 3 of this Schedule B. If after investigation, Nortel Networks determines that the need for Local (on-site) assistance was not caused by the Equipment, Software nor conditions attributable to Nortel Networks then, such technical assistance and associated travel and living expenses shall be billable to Buyer at Nortel Networks' current rates and procedures as set forth in Part 3 of this Schedule B.

                  The following types of assistance fall outside the scope of warranty support and are billable;

                  a. Local (on-site) assistance with system verification and pre-service testing, where required by the Buyer.

                  b. Local (on-site) assistance for Software upgrades, where required by the Buyer.

                  c. Analysis to determine origins of the fault and resolution of technical problems associated with equipment or software not furnished by Nortel Networks.

                  d. Non-emergency calls for technical assistance during Service Center off-hours.

                  e. Consultation in excess of 1/2 hour on matters that are adequately covered by standard documentation and/or for which training programs are available, including Software upgrades.

2.       OUT-OF-WARRANTY SUPPORT

         Technical assistance as set forth in Part 1 of this Schedule B is available for out-of-warranty Equipment and is billable at the current rates and procedures as set forth in Part 1 of this Schedule B.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                                       EXHIBIT I
                                                              SCHEDULE B, PART 2
                                                                     PAGE 3 OF 5

3.       TECHNICAL SERVICE RATES

         All billable technical services are billed at hourly rate plus expenses as defined herein.

         Billable expenses include travel, meals and lodging costs for Nortel Networks' service representatives, long distance telephone and data link charges and other costs, which are directly related to the service effort. These expenses shall be augmented by fifteen percent (15%) handling and administration charge.

         For Local (on-site) assistance service, both work and travel time are included and charged as applicable. Minimum charge for Local (on-site) assistance service is eight (8) hours plus expenses.

         Minimum charge for Remote assistance service shall be one (1) hour, billable according to the rate structure listed below.

         The following standard rates are in effect for these procedures:

         i)       REGULAR WORKING HOURS (STD)   -   $[***] per hour
         ii)      OVERTIME 1 RATE (OT1)         -   $[***] per hour
         iii)     OVERTIME 2 RATE (OT2)         -   $[***] per hour

Buyer's Local Time           0000         0800         16:30               2400
                             Midnight     8:00 a.m.    4:30 p.m.       Midnight
--------------------------------------------------------------------------------

    MON-FRI                    OT1           STD                  OT1

--------------------------------------------------------------------------------

    SAT                               OT1                         OT1

--------------------------------------------------------------------------------

    SUN/HOLIDAYS                                      OT2

--------------------------------------------------------------------------------
NOTE: Nortel Networks observed holidays are: New Year's Day, Memorial Day,
         Independence Day, Labor Day, Thanksgiving Day and the day after, and Christmas week.

The telephone number for the Broadband Technical Support Group is as follows:

         Non-Emergency Support:      1-800-ASK TRAN      (1-800-275-8726)
         Emergency Support:          1-800-ASK ETAS      (1-800-275-3827)

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                                       EXHIBIT I
                                                              SCHEDULE B, PART 2
                                                                     PAGE 4 OF 5

4.       TECHNICAL PROBLEM RESOLUTION OBJECTIVES

         As different types of problems require different levels of reaction, a Nortel Networks Priority Classification system is set up to establish a relationship between the reported problems and appropriate level of reaction and resolution. The Priority System is based upon problem's direct or potential effect upon subscriber service. Each reported problem is assigned priority rating accordingly.

         The Priority System has five levels:

                  E1   -   Emergency:        Severe Degradation or Outage

                  E2   -   Emergency:        Potential Degradation or Outage

                  S1   -   Non-Emergency:    Service-Affecting Problem

                  S2   -   Non-Emergency:    Intermittently Service Affecting

                  NS   -   Non-Service Affecting Problem

         The resolution objective for E1 or E2 Emergency classification is immediate and continuous assistance until the service level is restored to preincident operation. For assistance in such E1 or E2 Emergency, please call 1-800-275-3827. The Buyer may request a higher level Priority Classification if they disagree with the Priority Classification assigned by Nortel Networks Technical Assistance Engineer. Based on the reason for the change in Priority Classification, such change may result in additional charges for services performed to resolve the problem. The resolution objective for non-emergency condition is to provide a status response in two (2) weeks and solution to the problem in four (4) weeks for S1 Classification or eight (8) weeks for S2. The resolution objective for non-service affecting condition is to provide a status response in six
         (6) weeks and a fix, if applicable, will be scheduled for future standard hardware, software or documentation update or revision.

         THESE OBJECTIVES DO NOT CONSTITUTE CONTRACTUAL OBLIGATION UPON NORTEL NETWORKS, BUT ARE GENERALLY IN SUPPORT OF THE TERMS AND CONDITIONS OF THIS AGREEMENT. NORTEL NETWORKS RESERVES THE RIGHT TO EXERCISE JUDGMENT ON THE ECONOMIC OR STRATEGIC BENEFITS OF EXECUTING ACTIONS ON ALL REPORTED OR ANTICIPATED PROBLEMS. THIS MAY RESULT IN AN ACTION DIFFERENT FROM THOSE DESCRIBED. IN SUCH CASE, THE CUSTOMER WILL BE INFORMED.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

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                                                       ACCESS PRODUCT ATTACHMENT
                                                                       EXHIBIT I
                                                              SCHEDULE B, PART 2
                                                                     PAGE 5 OF 5

         The following is a detailed description of priority ratings:

                  E1  -  Emergency: Severe Degradation or Outage

                           i)       System ceased call processing
                           ii)      10% or more subscribers out of service
                           iii)     50% or more trunk circuits out of service

                  E2  -  Emergency: Potential Degradation or Outage

                           i)       Redundant Common Equipment inoperable
                           ii)      20% or more trunk circuits out of service

                  S1  -  Service Affecting Problem

                           i) Problems directly and continuously affecting subscriber service not specified under E1 or E2
                           ii) Problems that will seriously impair service after in-service date

                  S2  -  Intermittently Service Affecting Problem

                           i) Software and hardware faults that only intermittently affect service
                           ii) Documentation errors that result or lead to service impairments
                           iii) Problems where operating company can show significant impact upon plant and traffic operations

                  NS  -  Non-Service Affecting Problem

                           i) Service analysis, operational measurements, or system-related documentation inaccuracies that do not affect call processing or revenue collection capabilities
                           ii)      Non-service affecting software
                                    inconsistencies
                           iii) Loss of test facilities for which manual procedures or alternate test equipment can be readily substituted

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                                       EXHIBIT I
                                                              SCHEDULE B, PART 3
                                                                     PAGE 1 OF 1

                               SCHEDULE B, PART 3
                                 ACCESS PRODUCTS
                                 SERVICE CHARGES

1.       REPAIR/REPLACEMENT - EQUIPMENT

                                            IN-WARRANTY*      OUT-OF-WARRANTY*

         Normal Service                     No charge         Standard unit
         (30 days)                                            charges per
                                                              current price list

         Emergency Service (24 hours)

         1.       Requested 8:00 AM -       $50 surcharge     $50 surcharge
                  6:00 PM EST weekdays      per unit          per unit plus
                                                              standard unit
                                                              charges per
                                                              current price list

         2.       Requested weekends,       $100 surcharge    $100 surcharge per
                  holidays, and weekdays    per unit          unit plus standard
                  6:01 PM - 7:59 AM EST                       unit charges per
                                                              current price list


*Maximum charge is $250 for items on the same Order requiring emergency service.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                       ACCESS PRODUCT ATTACHMENT
                                                           EXHIBIT I, SCHEDULE C
                                                                     PAGE 1 OF 1

                                   SCHEDULE C
                                 ACCESS PRODUCTS
                           TARGETED DELIVERY INTERVALS

PRODUCT                    FORECASTED                         UNFORECASTED

AN/ANx                     4-6 Weeks                          10 Weeks

IMAS                       6-8 Weeks                          10 Weeks

Jetstream                  OEM Product-available upon request at time of Quote


Notes:
1. All After Receipt of Order ("ARO") intervals are based on standard type Product.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                                       Exhibit J

                    Cornerstone/Knology Product Attachment


                             Intentionally Omitted

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                                       Exhibit K
                                                                     Page 1 of 4

                               PRODUCT ATTACHMENT
                                    EXHIBIT K
                           DATA AND INTERNET PRODUCTS

1.       INCORPORATION BY REFERENCE

         This Product Attachment, Exhibit K, Data and Internet Products is attached to and made a part of the Network Products Purchase Agreement dated November 8, 2000, between ITC/\DeltaCom Communications, Inc., Interstate FiberNet, Inc., and Nortel Networks, Inc. ("General Terms & Conditions"). The terms and conditions provided below supplement the General Terms and Conditions only with respect to the specific Products set forth in this Exhibit K (including any future Products that may be added to this Exhibit K). To the extent any of the terms and conditions set forth in this Exhibit K conflict with any terms or conditions in the General Terms & Conditions, the terms and conditions of this Exhibit K take precedence over any such conflicting terms and conditions in the General Terms and Conditions, as such terms and conditions apply to the Data and Internet.

2.       DEFINITIONS

         For purposes of this Product Attachment all capitalized terms, which are defined in Exhibit A of the General Terms & Conditions, DEFINITIONS, shall have the same meaning in this Product Attachment.

3.       SCHEDULES

         The following Schedules which are attached hereto are an integral part of this Product Attachment and are incorporated herein by reference:

         Schedule A    -    Products, Prices, and Fees
         Schedule B    -    Performance Pack2
         Schedule C    -    Targeted Delivery Intervals

4.       REPLACEMENT OF ASCEND FR/ATM NETWORK

         Nortel Networks shall replace the existing Ascend FR/ATM network components ("Ascend Network") with equivalent Passport products [***]. This includes running power, cables, spares and providing DSX panels, as needed.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                                       Exhibit K
                                                                     Page 2 of 4

         Nortel Networks will begin to remove the existing Ascend FR/ATM network no later than [***]and upon completion of such removal and Passport network products installation, Buyer shall transfer title and rights of Ascend Network equipment to Nortel Networks. Buyer shall be responsible for the mining of the cables and decommissioning of power circuits, once Nortel Networks has completed the removal of the Ascend Network components. Nortel Networks shall allow Buyer to keep Ascend Network equipment until no later than [***], in the event Buyer has a need for remaining transitions. In the event Buyer is not ready to transfer title and rights of Ascend Network equipment to Nortel Networks by [***], Nortel Networks and Buyer shall reasonably agree to extend the date(s) by which title to one or more components of the Ascend Network must be transferred to Nortel Networks. The current Ascend Network consists of the following:

         Existing Ascend Network

         -----------------------------------------------------------------------------------------------------
                               CBX     BSTDX     ATM Ports                 FR Ports
         -----------------------------------------------------------------------------------------------------
         Sites                 500     9000      DS3       OC3    OC12     HSSI     DS1      DS1c    DS3c
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         [***]                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------
         Total                 [***]   [***]     [***]     [***]  [***]    [***]    [***]    [***]   [***]
         -----------------------------------------------------------------------------------------------------


         4.1 Nortel Networks shall provide [***] ([***]) [***] Workstations in the live network and [***] ([***]) [***]Workstation for the [***] Lab configured to include the following:

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                                       Exhibit K
                                                                     Page 3 of 4

                  4.1.1    [***]
                  4.1.2    [***]
                  4.1.3    [***]
                  4.1.4    [***]
                  4.1.5    [***]

         4.2 Nortel Networks shall also provide [***] Network Activation Interworking.

         4.3 In order to ensure a smooth transition, Nortel Networks shall provide Buyer with Performance Pack2, in accordance with Schedule B of this Product Attachment, which is attached hereto, [***] until [***]. In addition Nortel Networks shall provide the following support services [***] to Buyer:

                  o Network Planning Services for a period of [***] ([***]) [***] Assistance with quantifying existing and future applications, systems and traffic loads. Network performance modeling/simulation. Backbone network design review. Access network design review. Detailed interconnection design review. Nortel Networks will review what Buyer has and make recommendations on how to optimize based upon current applications and future services that Buyer plans to offer.
                  o        Program Manager for a period of [***] ([***]) [***].
                           High level interface into Nortel Networks. Single point of contact for Buyer on all issues. Advocate into Nortel Networks' Product Management on behalf of Buyer's requirements.
                  o        Project Manager for a period of [***] ([***]) [***]
                           A Project Manager can be retained to advise and/or assist Buyer, and/or provide supervision on major projects such as a new network installation or large network expansion. Assigned duties may include change management, design and engineering support, planning, process definition and documentation, reporting, scheduling and coordination of project activities and resources.
                  o [***] ([***]) Project Engineers, if required or as applicable through [***].
                           A Project Engineer can assist in the following areas:
                           Network design, including
                           Hardware and software assignments/configuration Numbering plans
                           Product planning and provisioning

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                                       Exhibit K
                                                                     Page 4 of 4

                           Site planning & preparation
                           Circuit/system design
                           Network and Hardware implementation
                           Facility management
                           Application engineering

                  o Standard Installation Services, which includes de-installing the Ascend Network equipment and installing Nortel Networks' Passport equipment.

                  o        Support Services until the cutover is complete.

         4.4 Offer to include [***] related [***] software to duplicate functionality in existing Ascend NMS suite. This may include other modules or Products not specifically called out in
                  Section 4.1 above. Any other inclusions in the replacement network offer will be by mutual agreement by both parties.

5.       Software

         Nortel Networks shall provide CVX 1800 management Software for wholesale modems and SS7 Software to Buyer, [***], during the Commitment Period.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule A
                                                                     Page 1 of 1

                                   SCHEDULE A
                           DATA AND INTERNET PRODUCTS
                           PRODUCTS, PRICING AND FEES

PART

    1         CVX 1800 RAS

    2         PASSPORT 8600 ETHERNET SWITCHES

    3         PASSPORT ATM/FRAME RELAY

    4         SHASTA SUBSCRIBER SERVICES SWITCH

    5         CONTIVITY VPN, ROUTERS AND OTHER DATA PRODUCTS

    6         PASSPORT 7000 PRICING

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

CVX 1800 Release 3.6 Price Book ($US)
                                                       Agreement No. ITC2000NPPA

                                            Data and Internet Product Attachment

                                                                      Schedule A

                                                                          Part 1

--------------------------------------------------------------------------------

                                    CVX 1800

                                 Product Family

                                   Release 3.6

                                   Price Book

                                      ($US)

                                Version 2000.3.2


Effective August 2000                                          SERVICE
                                                              PROVIDER &
                                                               CARRIER


(C) 1999 Nortel Networks
All rights reserved

Nortel Confidential. The information contained in this document is the property of Nortel Networks. Except as specifically authorized in writing by Nortel Networks, the holder of this document shall keep the information contained herein confidential, shall protect same in whole or in part from disclosure and dissemination to third parties.

Nortel and CVX 1800 are trademarks of Nortel Networks. All third party trademarks are recognized and acknowledged. Information is subject to change since Nortel Networks reserves the right to make changes without notice, in equipment design or components as engineering and manufacturing methods may warrant.

Questions or comments pertaining to this document should be directed to:
Wanda Brewer, 972-684-5549 / ESN 444-5549


                                                                Nortel
                                                                   Networks

--------------------------------------------------------------------------------
Effective August 2000                                           Version 2000.3.2

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

CVX 1800 RELEASE 3.6 PRICE BOOK ($US)                                     PAGE 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



*** Information in this Schedule A, Part 1 (pages 1-40) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***


--------------------------------------------------------------------------------
Effective August 2000         RESTRICTED AND CONFIDENTIAL       VERSION 2000.3.2

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

Passport 8600 Routing Switch Price Book ($US)
                                                       Agreement No. ITC2000NPPA

                                            Data and Internet Product Attachment

                                                                      Schedule A

                                                                          Part 2
--------------------------------------------------------------------------------

                                     Global

                          Passport 8600 Routing Switch

                                   Price Book

                                      ($US)

                                Version 2000.3.4

Effective August 2000                                          SERVICE
                                                              PROVIDER &
                                                               CARRIER


(C) 1999 Nortel Networks Corporation
All rights reserved

Nortel Networks Confidential. The information contained in this document is the property of Nortel Networks Corporation. Except as specifically authorized in writing by Nortel Networks Corporation, the holder of this document shall keep the information contained herein confidential, shall protect same in whole or in part from disclosure and dissemination to third parties.

All third party trademarks are recognized and acknowledged. Information is subject to change since Nortel Networks Corporation reserves the right to make changes without notice, in equipment design or components as engineering and manufacturing methods may warrant.

Questions or comments pertaining to this document should be directed to:
Payal Puri @ 905-863-4053 /  ESN 333-4053
ppuri@nortelnetworks.com


                                                                Nortel
                                                                   Networks

--------------------------------------------------------------------------------
Effective August 2000                                           Version 2000.3.4

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

Passport 8600 Routing Switch Price Book ($US)                            Page i
--------------------------------------------------------------------------------

*** Information in this Schedule A, Part 2 (pages i-ii and 1-14) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities ane Exchange Commission.***


--------------------------------------------------------------------------------
Effective August 2000        RESTRICTED AND CONFIDENTIAL   Version 2000.3.4


                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                               Schedule A Part 3

       Passport Global Price Book US$ -- Effective From August 23, 2000

THE SPECIFICATIONS AND INFORMATION REGARDING THE PRODUCTS IN THIS MANUAL ARE SUBJECT TO CHANGE WITHOUT NOTICE. ALL STATEMENTS, INFORMATION, AND RECOMMENDATIONS IN THIS MANUAL ARE BELIEVED TO BE ACCURATE BUT ARE PRESENTED WITHOUT WARRANTY OF ANY KIND, EXPRESSED OR IMPLIED. USERS MUST TAKE FULL RESPONSIBILITY FOR THEIR APPLICATION OF ANY PRODUCTS


Status Codes
------------
Price Increase           +   Items that have incurred a price increase from the previous price book release
Price Decrease           -   Items that have incurred a price decrease from the previous price book release
New Orderable Item       *   New orderable items that have been added to the price book
New Order Code           #   Items that have changed ordering code
Pre-Generally Available  G   Items that are not Generally Available.  Please consult POR/POI on Sales.com
Non-Discountable         ND  Items where a discount is not applicable
Removals                 R   Items that have been removed from the price book

Notes
-----
Please consult Ordering Catalogues and Order Code Web Pages for full descriptions and configuration options for items in this price book

         http://marketingoperations.ca.nortel.com/

This edition of the Global Price Book introduces the new simplified ordering codes for DPN-100.

Transitional DPN-100 order codes will remain available until December 31, 2000

--------------------------------------------------------------------------------
  Order code               Product Description              Global LP   Status
--------------------------------------------------------------------------------


*** Information in this Schedule A, Part 3 (pages 1-16) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***



Version 2000.3.1                                                    Page 1 of 16

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                          IP Services Price Book

                                                                     Release 1.0

                                                       Agreement No. ITC2000NPPA

                                            Data and Internet Product Attachment

                                                              Schedule A, Part 4

                                                                       July 2000

                                Nortel Networks
                                  Shasta 5000
                            Broadband Service Node
                            Release 1.0 Price Book
                                Version 2000.3.1


EFFECTIVE JULY, 2000                                           SERVICE
                                                              PROVIDER &
                                                               CARRIER


--------------------------------------------------------------------------------
Effective July, 2000                                            Version 2000.3.1

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

Shasta 5000 BSN Release 1.0 Price Book ($US)
--------------------------------------------------------------------------------

(C) 1999 Nortel Networks Corporation
All rights reserved

Nortel Networks Confidential. The information contained in this document is the property of Nortel Networks Corporation. Except as specifically authorized in writing by Nortel Networks Corporation, the holder of this document shall keep the information contained herein confidential, shall protect same in whole or in part from disclosure and dissemination to third parties.

All third party trademarks are recognized and acknowledged. Information is subject to change since Nortel Networks Corporation reserves the right to make changes without notice, in equipment design or components as engineering and manufacturing methods may warrant.

Questions or comments pertaining to this document should be directed to:
Monty Zarrouk @ 919-905-4451 /  ESN 355-4451
mailto:mzarrouk@nortelnetworks.com

                                                              Nortel
                                                                 Networks
                                                     How the world shares ideas.


--------------------------------------------------------------------------------
Effective July, 2000                                            Version 2000.3.1

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***
                                                                        page i

Shasta 5000 BSN Release 1.0 Price Book ($US)


-------------------------------------------------------------------------------

*** Information in this Schedule A, Part 4 (pages i-iv and pages 1-31) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***



-------------------------------------------------------------------------------
Effective July, 2000                                           Version 2000.3.1


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

Contivity Extranet Switch Price Book ($US)
                                                       Agreement No. ITC2000NPPA

                                            Data and Internet Product Attachment

                                                                      Schedule A

                                                                          Part 5


--------------------------------------------------------------------------------

                           Global Contivity Extranet
                               Switch Price Book


                                      ($US)

                                VERSION 2000.3.3

EFFECTIVE AUGUST 2000                                          SERVICE
                                                              PROVIDER &
                                                               CARRIER


(C) 1999 NORTEL NETWORKS CORPORATION
ALL RIGHTS RESERVED

NORTEL NETWORKS CONFIDENTIAL. The information contained in this document is the property of Nortel Networks Corporation. Except as specifically authorized in writing by Nortel Networks Corporation, the holder of this document shall keep the information contained herein confidential, shall protect same in whole or in part from disclosure and dissemination to third parties.

All third party trademarks are recognized and acknowledged. Information is subject to change since Nortel Networks Corporation reserves the right to make changes without notice, in equipment design or components as engineering and manufacturing methods may warrant.

                                                              NORTEL
                                                                 NETWORKS

Questions or comments pertaining to this document should be directed to:


--------------------------------------------------------------------------------
Effective August, 2000                                          Version 2000.3.3

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

Contivity Extranet Switch Price Book ($US)
                                                       Agreement No. ITC2000NPPA

                                            Data and Internet Product Attachment

                                                                      Schedule A

                                                                          Part 5

--------------------------------------------------------------------------------

Payal Puri @ 905-863-4053 /  ESN 333-4053
PPURI@NORTELNETWORKS.COM


--------------------------------------------------------------------------------
Effective August, 2000                                          Version 2000.3.3

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

Contivity Extranet Switch Price Book ($US)                                Page i
--------------------------------------------------------------------------------


*** Information in this Schedule A, Part 5 (pages i-ii and pages 1-10) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***



--------------------------------------------------------------------------------
Effective August, 2000                                          Version 2000.3.3

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

PASSPORT 7000                                          Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                              Schedule A, Part 6

--------------------------------------------------------------------------------


*** Information in this Schedule A, Part 6 (pages 1-8) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***


--------------------------------------------------------------------------------

Version 2000.3.1          Passport Global Price Book (US $)          Page 1 of 8


                   *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                    Page 1 of 25

                                   SCHEDULE B
                           Data and Internet Products
                             MASTER SUPPORT SERVICES
                      PASSPORT PRODUCTS - PERFORMANCE PACK2

1.       DEFINITIONS

         All defined terms in this Schedule B shall have the same meaning as set forth in the General Terms & Conditions for purposes of interpreting this Schedule B unless otherwise defined below in this Section 1. In addition, certain capitalized terms used in this Schedule B to Exhibit K have been added as follows:

         1.1 "Business Day" means Monday through Friday, excluding Nortel Networks -observed holidays.

         1.2 "Business Hours" means 8:00 AM to 5:00 PM local time during Business Days.

         1.3 "Delivery" means Buyer's receipt of Products at the location specified in the applicable Order.

         1.4 "Front Line Support" or "FLS" means a Nortel Networks Enterprise Data Networks service center operated twenty-four
                  (24) hours a day, seven days a week, including Nortel Networks-observed holidays, which can be reached (a) for emergency service twenty-four (24) hours a day, seven days a week, and (b) for all other inquiries during Business Hours via a designated number, which will serve as Buyer's principal point of contact for support Services pursuant to this Agreement.

         1.5 "Hardware" shall exclude Vendor Items for the purposes of interpreting this Schedule B.

         1.6 "Network Management Center" or "NMC" means Buyer's central environment which monitors, controls and manages all elements of Buyer's data network. Buyer's NMC is located at Anniston, Alabama.

         1.7 "Network Value" shall, at any point in time, mean the cumulative sum of the relevant net prices and license fees for the Products (excluding Vendor Items) supplied by Nortel Networks and incorporated into Buyer's supported data network at that time. (For the avoidance of doubt, the relevant list prices and license fees shall be the list prices and license fees of Nortel Networks valid on the dates on which Buyer placed Orders on Nortel Networks for said Products.)

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                    Page 2 of 25

         1.8 "PRODUCTS" means the Hardware and/or Software identified in the Passport Schedule A provided under the Agreement pursuant to an Order, as described in the applicable Specifications, but shall exclude Services.

         1.9 "SOFTWARE" means the Nortel Networks Corporation proprietary and/or third party computer programs consisting of firmware and logic instructions in machine-readable code residing in, or intended to be loaded in, system memories which provide basic logic, operating instructions and user-related application instructions, which are integral to any Hardware furnished to Buyer pursuant to this Agreement, but for purposes of this Schedule B shall exclude Vendor Items.

         1.10     "TERRITORY" means the United States of America ("U.S.").

         1.11 "TURNOVER" means completion of Nortel Networks' tests and verifications with respect to Products and notification to Buyer that the Products are operational and ready for Buyer to conduct its Acceptance testing. Where Nortel Networks is not providing installation Services pursuant to an Order, "Turnover" means Delivery of the Products.

         1.12 "VENDOR ITEMS" means hardware and/or software which is not integral to the operation of the Products and which is manufactured and/or licensed by an entity other than Nortel Networks.

         1.13 "WORK PACKAGE" means a written instruction from an authorized representative of Buyer, subject to acceptance by Nortel Networks, to carry out Services pursuant to an Order.

2.       PERFORMANCE PACK2 SUPPORT SERVICES
         Upon Buyer's purchase of Performance Pack2 Services for a minimum period of twelve (12) consecutive months, Nortel Networks will perform, during such period of time, the support Services described in Sections
         2.1 through 2.4 of this Schedule B. Such purchase of Performance Pack2 Services shall include the price of spares to be provided by Nortel Networks and located at Buyer's site for Passport 15000 and 7480.

         2.1      Technical Support
                  As part of Performance Pack2 Services, Nortel Networks (through its FLS) will provide technical support Services to Buyer's NMC to address Buyer questions, queries, and fault resolution regarding Product issues, in accordance with the following descriptions and procedures.

                  2.1.1    Telephone Assistance

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                    Page 3 of 25

                           Nortel Networks will provide FLS telephone support to Buyer during Business Hours. This service includes provisioning of both technical and operational advice. Upon the request of Buyer, such advice may include assistance with setting parameters in port service data, setting up the network, or handling a particular type of protocol.

                  2.1.2    Problem Resolution
                           FLS shall provide remote fault reporting, escalation, and resolution for Product faults to Buyer as described in Sections 2.1.2.1 through 2.1.2.4 below.

                           2.1.2.1  Fault Reporting Process

                           (a) As a condition precedent to registering a service request with FLS for a Product fault found by Buyer or reported to Buyer by its users, Buyer must undertake first level Operations, Administration and Maintenance ("OA&M") functions, at Buyer's expense, to diagnose and correct the fault. Such first level OA&M functions shall be performed by Buyer personnel who have attended Nortel Networks-specified training classes and shall include, at a minimum, the following duties:

                                    o        performing day to day maintenance
                                             and network operations;

                                    o        monitoring network and system
                                             alarms;

                                    o        performing diagnosis in accordance
                                             with instructions provided by
                                             Nortel Networks and carrying out
                                             initial remedial actions including
                                             remote diagnosis;

                                    o        operating and controlling Buyer's
                                             internal help desk for logging and
                                             tracking fault inquiries,
                                             prioritizing events, and escalating
                                             as required to FLS; and

                                    o        managing returns to Nortel Networks
                                             of faulty Hardware (unless Buyer
                                             purchases On-Site Hardware
                                             Replacement from Nortel Networks,
                                             as defined later in this Schedule
                                             B).

                                    If Buyer exhausts first level OA&M
                                    procedures without correcting the fault,
                                    Buyer, through its NMC, may register a
                                    service request ("SR") with FLS. FLS will allocate a unique reference number for the purpose of tracking the

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                    Page 4 of 25

                                    fault through resolution. Buyer may also register the fault by entering the problem into Nortel Networks' trouble tracking system as described in Section 2.1.2.4 below. Notwithstanding any other provision of the Agreement, Buyer shall be solely responsible for determining, stocking, owning and maintaining the complement of spares required: (i) to fulfill Buyer's first level Operations, Administration and Maintenance functions, as specified above, and (ii) if Buyer purchases On-Site Hardware Replacement, as defined later in this Schedule B under the section entitled "Additional Product Support Services - Performance Portfolio," to satisfy Buyer's desired level of redundant (i.e., in addition to Nortel Networks) spares inventory.

                           (b) Buyer shall report a fault to FLS via telephone or through an electronic medium for which Buyer shall bear telecommunication facility charges and/or long distance toll charges.

                           (c) Buyer may report faults it considers to be Critical (service affecting) to FLS 24 hours per day, 7 days per week. Buyer may report Major (service affecting) and Minor (non-service affecting) faults to FLS during Business Hours. Fault classifications are defined in Section 2.1.2.2 below. Nortel Network will monitor the accuracy of fault classifications originally assigned by Buyer for reporting purposes, and Nortel Network may, in good faith, adjust Buyer's fault reporting privileges under this Schedule B upon written notice to Buyer.

                           (d) Buyer and FLS shall mutually decide on the actual priority of each reported fault and proceed pursuant to the classifications and actions set forth in Section 2.1.2.2 below. Nortel Networks may downgrade Critical faults to a lower priority once an interim solution or work-around has been provided to Buyer.

                           (e) Each fault report generated by FLS will include the category of fault, date & time fault reported, type of problem, a summary field to provide information of OA & M findings, and a description of the suspected problem. Buyer shall provide all information specified by Nortel Networks as being necessary to generate a fault report.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                    Page 5 of 25

                           (f) Nortel Networks will provide periodic status reports to Buyer, as mutually agreed, on all outstanding Product faults reported by Buyer, which Nortel Networks has classified as other than Critical service-affecting, and where the resolution to such faults may be prolonged. (Support is continuous for reported Product faults which are classified as Critical-service affecting, as described in Table B-1 below.

                           (g) Buyer shall have thirty (30) days after Nortel Networks provides a fault resolution to either accept or reject the resolution. If Buyer accepts the resolution provided by Nortel Networks, Buyer may either manually close the SR or allow it to close automatically (which will occur at the end of the 30 day period). If Buyer rejects Nortel Networks' resolution, Buyer must notify Nortel Networks of such rejection and provide an explanation for such rejection and specific requirements for closing the SR. Buyer shall not unreasonably withhold or delay acceptance of Nortel Networks fault resolution.

                           (h) The priority classification of each SR reflects the severity of the problem based on the impact of network performance or functionality, compared with Nortel Networks Product Specifications. There are occasions, however, when the urgency for resolution is higher than that reflected by a technical impact. Should this occur, the objective for both Nortel Networks and Buyer is to develop a common understanding of the urgency and agree on a resolution schedule.

                           2.1.2.2  Fault Classification and Resolution
                                    Objectives

                                    Each SR shall be classified and resolved as set forth in Table B-1 below:

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                    Page 6 of 25

--------------------------------------------------------------------------------
CLASSIFICATION                              ACTIONS /
                                            RESPONSIBILITIES
--------------------------------------------------------------------------------
Critical (service affecting):               Nortel Networks:

Any highly critical system or service       Within fifteen (15) minutes, Nortel
outage in a live environment that           Networks will respond to Buyer and
results in severe degradation of            acknowledge receipt of reported
overall on-line/off-line network            fault. Such response and
performance, network operator billing,      acknowledgment may be via telephone
or data collection capabilities.            or electronic means, at Nortel
                                            Networks discretion.

                                            Nortel Networks will provide support
                                            continuously (24 hours per day, 7
                                            days per week) until the Critical
                                            problem is resolved or a
                                            satisfactory interim solution is
                                            provided to Buyer. Restoration of
                                            service to an acceptable level may
                                            be achieved by providing advice to
                                            Buyer, by a work-around, or by a
                                            software change.
--------------------------------------------------------------------------------
                                            Buyer:

                                            Buyer's must be available as
                                            required by Nortel Networks Networks
                                            to aid in problem diagnosis and
                                            provide electronic access to the
                                            affected Product(s).
--------------------------------------------------------------------------------

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                    Page 7 of 25

--------------------------------------------------------------------------------
MAJOR (service affecting):                  NORTEL NETWORKS:

Any major degradation of system or          Within fifteen (15) minutes, Nortel
service performance that impacts end        Networks will respond to Buyer and
user service quality or significantly       acknowledge receipt of reported
impairs network operator control or         fault. Such response and
operational effectiveness.                  acknowledgment may be via telephone
                                            or electronic means, at Nortel
                                            Networks' discretion.

                                            Nortel Networks will provide
                                            continuous support during Business
                                            Hours for restoration of service.
                                            Restoration of service to an level
                                            may be achieved by providing advice
                                            to Buyer, by a work-around, or by a
                                            software change. Resolution of
                                            service requests in ninety percent
                                            (90%) of cases will not normally
                                            exceed thirty (30) days.
--------------------------------------------------------------------------------
                                            BUYER:

                                            Buyer's staff must be available as
                                            required by Nortel Networks to aid
                                            in problem diagnosis and provide
                                            electronic access to the affected
                                            Product(s) to aid in problem
                                            investigation and resolution.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MINOR (non-service affecting):              NORTEL NETWORKS:

Any minor degradation of system or          Within two (2) Business Days, Nortel
service performance that does not           Networks will respond to Buyer and
have any impact on end user service         acknowledge receipt of reported
quality and minimal impact on network       fault. Such response and
operations.                                 acknowledgment may be via telephone
                                            or electronic means, at Nortel
                                            Networks discretion.

                                            Nortel Networks will provide
                                            support during Business Hours on a
                                            reasonable efforts basis. Resolution
                                            of service requests in ninety
                                            percent (90%) of cases will not
                                            normally exceed one hundred eighty
                                            (180) days.
--------------------------------------------------------------------------------

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                    Page 8 of 25

--------------------------------------------------------------------------------
                                            BUYER:

                                            Buyer's staff must be available as
                                            required by Nortel Networks to aid
                                            in problem diagnosis and provide
                                            electronic access to the affected
                                            Product(s) to aid in problem
                                            investigation and resolution.
--------------------------------------------------------------------------------

                                    TABLE B-1

                           2.1.2.3  Remote Network Access

                                    Buyer shall provide connectivity to such telecommunications equipment as necessary for Nortel Networks to establish a data link for use by FLS in remote diagnosis and maintenance of the Product(s). The parties shall agree upon appropriate security measures to prevent unauthorized access. FLS, with notice to Buyer, will investigate reported faults by remote log-in diagnosis and then correct and resolve the faults.

                                    Buyer's failure or delay in providing such remote access shall be deemed an event excusing Nortel Networks' fault resolution performance hereunder for a period equal to such failure or delay by Buyer and such additional period as may be reasonably necessary to allow Nortel Networks to resume performance of Nortel Networks' Performance Pack2 Services obligations.

                                    Nortel Networks will not connect to Buyer's network without Buyer's prior authorization and such connection will be solely to provide Product support.

                           2.1.2.4  On-Line Fault Tracking

                           (a) Nortel Networks will provide Buyer with electronic access to Nortel Networks Enterprise Data Networks' trouble tracking system, for which Buyer shall bear telecommunication facility charges and/or long distance toll charges. With the trouble tracking system, Buyer is provided with four database functions: Open SR, Query, Modify and Report. The `Open SR' function allows Buyer to submit a new SR to report a problem or request assistance.

                                             The `Query' function allows Buyer
                                    to search for SRs in the database matching specific criteria. Once the SRs are found, Buyer can `Display' or `Modify' the entries. Buyer can also view status updates entered by Nortel

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                    Page 9 of 25

                                    Networks' technical support staff and
                                    generate customized reports using the
                                    `Report' function.

                           (b) Buyer's designated point of contact will be provided access to the trouble tracking system and shall be responsible for logging and updating the SR as appropriate. The Nortel Networks technical support prime will be responsible for tracking and updating the SR within Nortel Networks. The Nortel Networks trouble tracking system will be the official repository for all valid Buyer SRs that are reported to Nortel s Networks.

                  2.1.3    On-Line Technical Support Information

                           (a) Nortel Networks will provide and maintain an Internet site with on-line technical support information available to Buyer 24 hours a day, 7 days a week. By connecting to the Internet site, Buyer may access product and technical information for assistance in maintaining and operating the Products. Nortel Networks may make changes to the Internet site at its discretion.

                           (b) On-line bulletin boards provide a discussion forum with other Nortel Networks customers and with members of the Nortel Networks Enterprise Data Networks support team, and can be used to ask technical questions related to the Products.

                           (c) An archive of On-line Technical Support Information is also accessible on-line. This archive contains material written by the Nortel Networks Enterprise Data Networks' support team for technical support purposes. For example, Buyer can access supplements pertaining to all Software releases on the entire line of Nortel Networks Enterprise Data Networks products. Nortel Networks maintains information on Frequently Asked Questions (FAQ's) for common questions received from Nortel Networks customers.

                  2.1.4    On-Site Dispatch

                           In cases of severe network degradation; where telephone support, remote diagnosis, and all other means of restoring the network have failed, Nortel Networks, upon the request of Buyer, and if Nortel Networks determines that on-site support is necessary and appropriate, will dispatch a trained and qualified networking expert to Buyer premises to further define and address Product problems. If Nortel

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                   Page 10 of 25

                           Networks determines the cause of the problem was not the Product(s), Buyer shall reimburse Nortel Networks for all charges incurred, including engineering time and all travel and living expenses of Nortel Networks personnel while on travel and at Buyer's site.

                  2.1.5    Technical Documentation

                           (a) Nortel Networks will provide to Buyer up to five (5) copies of current documented technical information on CD-ROM, to allow Buyer to understand the operation and interface requirements of the Products. Nortel Networks will provide updated technical documentation for the Products to Buyer on-line whenever practical.

                           (b) Nortel Networks will provide Buyer with release notes in electronic format, at Nortel Networks' discretion, detailing new features/functionality of the Products.

         2.2      Hardware Support
                  As part of Performance Pack2 Services, Nortel Networks will provide Buyer with the following Hardware support in accordance with the descriptions and procedures set forth in this Section 2.2.

                  2.2.1    Hardware Repair and Return

                           (a) Nortel Networks will provide a Hardware repair and return service whereby Buyer may return defective Hardware to Nortel Networks for replacement. Such replacement Hardware may be new or reconditioned to perform as new, at Nortel Networks option. Such replacement Hardware shall not include items normally consumed in operation such as lamps or fuses, nor shall it include Hardware upgrades. Buyer may also request that Nortel Networks not provide replacement Hardware in accordance with the following procedures until an attempt has been made to repair the defective Hardware. In this case, if the defective unit can be repaired, Nortel Networks will repair the unit and return it to Buyer, and if the defective unit cannot be repaired, Nortel Networks will notify Buyer and request instructions as to whether replacement Hardware is required.

                           (b) Buyer shall contact Nortel Networks' designated repair and return depot or FLS if defective Hardware results in a network outage or major systems failure and return of the affected Hardware is required. The process for initiation will

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                   Page 11 of 25

                                    be provided by Nortel Networks under
                                    separate cover for all other reasons
                                    requiring return of Hardware.

                           (c) Buyer shall request a Return Material Authorization (RMA) number in order to send the Hardware to the appropriate Nortel Networks facility. Nortel Networks will not be obligated to ship replacement Hardware and Buyer shall not return Hardware to Nortel Networks without reference to a valid Nortel Networks RMA number.

                           (d) Upon receipt of notification from Buyer of defective Hardware, and pursuant to mutually agreed procedures, Nortel Networks will ship replacement Hardware to Buyer's designated site within a target response time of the next Business Day from receipt of Buyer's notification. Notification from Buyer of defective Hardware may be via telephone or facsimile to Nortel Networks designated support prime. Nortel Networks may require a valid RMA number from Buyer prior to shipment of replacement Hardware.

                           (e) If, for any reason, Nortel Networks does not receive the defective Hardware within thirty
                                    (30) days of the shipment of replacement
                                    Hardware to Buyer, Nortel Networks will
                                    invoice Buyer for the replacement Hardware in accordance with the prices for such Hardware as set forth in Passport Schedule A (or at Nortel Networks then current list prices for such Hardware, if the price for such Hardware is not listed in Passport Schedule A). Nortel Networks also reserves the right to charge Buyer a restocking fee if receipt of defective Hardware from Buyer is unduly delayed.

                           (f) Nortel Networks will bear the freight and insurance charges for the shipment to Buyer of the replacement Hardware, and Nortel Networks shall bear risk of loss or damage until Buyer receives the replacement Hardware. Buyer shall bear any customs duties and taxes associated with the shipment of replacement Hardware to Buyer. Freight and insurance associated with the shipment to Nortel Networks of the defective Hardware shall be at the expense of Buyer, and Buyer shall bear risk of loss or damage until Nortel Networks receives the defective Hardware.

                           (g) Clear and unencumbered title to defective Hardware shall pass to Nortel Networks upon receipt thereof by Nortel Networks. Clear and unencumbered title to replacement Hardware shall pass to Buyer upon receipt thereof by Buyer.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                   Page 12 of 25

                  2.2.2    Hardware Upgrades

                           Nortel Networks will perform Hardware upgrades which it designates as "Class A" (i.e., those upgrades which Nortel Networks has deemed necessary to eliminate service-affecting or hazardous conditions) at no additional cost to Buyer, except for any in-country customs duties or taxes relating to shipments to Buyer's sites outside the country from which such Hardware is shipped by Nortel Networks, and any transportation costs associated with the return to Nortel Networks of replaced Hardware. Nortel Networks will perform such "Class A" upgrades within mutually agreed timeframes. Hardware upgrades which have not been designated as "Class A" by Nortel Networks shall be provided at the prices for such Hardware as set forth in Passport Schedule A (or at Nortel Networks' then current list prices for such Hardware, if the price for such Hardware is not listed in Passport Schedule A).

         2.3      Software Support

                  As part of Performance Pack2 Services, Nortel Networks will provide Buyer with the following Software support in accordance with the descriptions and procedures set forth in this Section 2.3.

                  2.3.1    New Software Releases

                           (a) Nortel Networks will provide regular updates and enhancements to Software in the form of Software releases, together with relevant documentation for such new releases of Software. Nortel Networks will make such releases available to Buyer via Electronic Software Distribution ("ESD"), subject to
                                    Section 2.3.2 below. Through ESD, Buyer may download new Software releases from Nortel Networks' specified Internet site.

                           (b)      There are two (2) types of releases for
                                    Software:

                                    (i)      Regular Software Update Package
                                             ("RSUP"). Each RSUP may include
                                             Software fixes, new features, and
                                             other enhancements to the Software.
                                             Nortel Networks will make each RSUP
                                             available to Buyer on media
                                             compatible with the Hardware or via
                                             ESD. Buyer shall implement RSUPs in
                                             accordance with Nortel Networks
                                             instructions.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                   Page 13 of 25

                                    (ii)     Special Software Update Package
                                             ("SSUP"). In response to a
                                             specific, or group of specific,
                                             service affecting problems, Nortel
                                             Networks may prepare a Software fix
                                             as a SSUP. Nortel Networks will
                                             supply, on media compatible with
                                             the Hardware or via ESD, SSUPs that
                                             are applicable to the Hardware.
                                             Buyer shall implement SSUPs in
                                             accordance with Nortel Networks
                                             instructions.

                           (c) Software releases that include features that increase the functionality of the Software may be subject to additional license fees payable to Nortel Networks.

                  2.3.2    Electronic Delivery of SSUP

                           (a) Nortel Networks will use commercially reasonable efforts to ensure effective delivery of the SSUP by electronic means. Should this not be possible, then Nortel Networks will send the SSUP by courier service. Freight and insurance charges, duties and taxes associated with the shipment of SSUPs to Buyer shall be borne by Buyer.

                           (b) Transfer charges on public data networks associated with electronic delivery of an SSUP to Buyer shall be at the expense of Buyer.

                  2.3.3    Delivery of Releases on CD-ROM

                           If requested by Buyer, Nortel Networks will provide RSUPs and SSUPs on CD-ROM.

         2.4      Migration Support

                  Buyer shall be entitled, during each consecutive twelve (12) month period for which Buyer purchases Performance Pack2 Services, to access a designated member of the Nortel Networks technical support team for assistance in migrating the Software level of the network. Nortel Networks will provide this support via telephone or remote access. This Service is limited to a maximum of seventy-five (75) person-hours during Business Hours. Buyer cannot carry over unused Migration Support hours from the then-current Performance Pack2 Services year into a subsequent Performance Pack2 Services year.

3.       ADDITIONAL PRODUCT SUPPORT SERVICES - PERFORMANCE

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                   Page 14 of 25

         Upon purchase by Buyer under Orders (and Work Packages, as applicable), Nortel Networks s will provide the following additional Product support Services in accordance with the descriptions and procedures set forth in this Section 3. Buyer shall provide and/or perform, at Buyer's expense, those duties set forth in any Work Package incorporated in an Order accepted by Nortel Networks pursuant to the Agreement

          _
         |_|      On-Site Hardware Replacement

                  (a) If a Hardware component fails at a Buyer site in the Territory, Nortel Networks will replace the defective Hardware on-site from local inventory by an experienced technician. The response and delivery times may be dependent on the distance from Buyer's site to the nearest Nortel Networks spares depot. Nortel Networks response times listed in paragraphs
                           (b) and (c) immediately below.

                  (b) Subject to paragraph (a) immediately above, Nortel Networks will abide by the applicable response time purchased by Buyer under the Agreement, in accordance with the following options:

                           (1) Standard - Coverage shall be during Business Hours with a response time of either (Buyer to select)
                                    o        four (4) hours, or
                                    o        two (2) hours;

                           (2) Premium - Coverage shall be twenty-four (24) hours per day, seven (7) days per week with a response time of either (Buyer to select)
                                    o        four (4) hours, or
                                    o        two (2) hours.

                  (c) Nortel Networks will maintain a single toll free telephone number whereby on-site service may be dispatched to Buyer's applicable site.

                  (d) Nortel Networks will maintain, at its expense, adequate dedicated Hardware spares (new or refurbished like new, at Nortel Networks' option) at each of its spares depots for servicing Buyer's sites within the applicable service area. With respect to this Service, Nortel Networks will maintain at least one (1) of each type of functional processor then currently provisioned in Buyer's network. In addition, Nortel Networks will maintain at each spares depot at least one (1) of each of the other card types deemed by Nortel Networks to be "critical spares" such as control processors and power supplies. Nortel

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                   Page 15 of 25

                           Networks will not be responsible for stocking non-essential spares such as shelves, cables, cooling units and fan-out panels. Such non-essential spares, where needed pursuant to an on-site Hardware replacement Service call, shall be ordered and delivered by Nortel Networks to Buyer's site within twenty-four (24) hours.

                  (e) Nortel Networks will also provide (i) on-site corrective maintenance Services to restore malfunctioning Products to operational status and
                           (ii) on-site preventative maintenance Services. Such on-site maintenance Services may include:

                           (1) the use, where appropriate, of remote monitoring and control facilities in conjunction with diagnostic software to identify problems;

                           (2) replacement by Nortel Networks of failed Hardware from the Nortel Networks spares depot; and

                           (3) periodic preventative maintenance procedures to ensure the proper operation of the Hardware, such as replacement of air filters, checking of power supply voltages and making adjustments where necessary, visual inspection of Hardware for loose connections, visible defects, and the like, and taking an inventory of Products at Buyer's site.

          _
         |_|      Implementation Services

                  Buyer may order the following Implementation Services, consisting of Hardware installation and/or Software configuration Services, through an Order and Work Package on a case by case basis. Additional work outside the defined Work Package required during installation or configuration shall be agreed upon in writing by Nortel Networks and Buyer.

                  Project Management

                  During the course of a network implementation and if Project Management Services are purchased by Buyer, Nortel Networks will provide a designated project manager to schedule resources and coordinate activities with Buyer. Buyer shall designate an internal resource to act as the point of contact for Nortel Networks' project manager.

                  Hardware Installation

                  If Buyer purchases Hardware Installation Services from Nortel Networks, the following terms shall apply:

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                   Page 16 of 25

                  (a) Site surveys performed by a Nortel Networks installation specialist are mandatory prior to installation of network nodes to assure that site conditions conform to applicable Specifications.

                  (b) Nortel Networks will assess the proposed environment against the Specifications, consult with Buyer's facilities engineering and space planning groups for each site location, finalize electrical plans for Buyer installation of appropriate power and grounding, finalize cabling plans for Buyer installation of overhead or under floor cabling, develop site-specific procedures for unloading, moving, and unpacking the Hardware, and identify any additional requirements to be met by Buyer prior to Hardware installation.

                  (c) Buyer shall be responsible for preparing the equipment room for the Hardware in accordance with the site survey. Such requirements may include, without limitation, installation of appropriate power, grounding, and HVAC in accordance with the Specifications and local regulatory standards, and installation of additional lighting, all cabling, cable trays or runways as mutually agreed. Buyer shall be responsible for ordering and coordinating with the local telephone Buyer, the installation of all central office trunks and test trunks in accordance with the schedule set forth in any Work Package or other mutually agreed project schedule. Additionally, Buyer shall be responsible for payment to the appropriate utility, all utility charges, including, but not limited to, charges for such central office trunks and any tie lines.

                  (d) When performing an installation, Nortel Networks will deliver, verify against the Order, and unpack the Hardware, install cabinets/frames and cabling for the Hardware, install the Hardware in such cabinets/frames, power up and test the Hardware, and complete single-site commissioning procedures as described in the applicable Northern Telecom Practices (NTPs).

                  (e) The Hardware installation demarcation point shall be the Product node fan-out panel. Buyer may purchase additional work, such as cabling beyond the fan-out panel and installation of third party hardware (e.g., CSU/DSUs, mutliplexers, PABXs, etc.), from Nortel Networks based upon a site survey, Work Package and price quotation.

                  (f) Travel and living expenses incurred by Nortel Networks for one trip to each applicable Buyer site for Hardware installation Services will be included at no additional charge.

                  Software Configuration

                  If Buyer purchases Software Configuration Services from Nortel Networks,

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                   Page 17 of 25

                  the following terms shall apply:

                  (a) Nortel Networks will install and configure the Nortel Networks network management system Software, load the Nortel Networks switch Software including functional processor access service images, activate the committed image, and execute standard backbone operational readiness procedures verifying proper network management system and network functionality.

                  (b) Nortel Networks will execute test cases for the Products in accordance with standard Nortel Networks procedures designed to verify backbone network operational readiness against applicable Specifications. Nortel Networks' operational readiness testing will verify the proper operation of Nortel Networks Enterprise Data Networks network backbone routing, backbone trunks, and network management system functional components.

                  (c) Upon completion of Nortel Networks test procedures, Turnover will occur and the network will be ready for Acceptance and/or production cutover.

                  (d) Buyer and/or its end-user shall be responsible for installing and interworking all access equipment into the Products, including third-party hardware and software, provisioning/configuration of access services, performing system integration testing, and cutover of access hardware into Buyer`s production network environment, and ordering and installing all trunking, network links, and other telecommunication facilities in Buyer test beds and production network environments.

                  (e) Travel and living expenses incurred by Nortel Networks for one trip to Buyer's NMC for Software configuration Services will be included at no additional charge.

          _
         |_|      Network Operations Audit

                  If Buyer purchases Network Operations Audit Services from Nortel Networks, the following terms shall apply:

                  Nortel Networks will conduct a Network Operations Audit ("NOA") to review the effectiveness of Buyer's network operations and procedures with respect to the Products. The objective of the NOA is to improve network operations indicators for the Products by ensuring that sound operations practices are in place, resulting in a well-managed network. Nortel Networks will conduct a systematic analysis based upon an open systems

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                   Page 18 of 25

                  network management model. Areas to be studied may include organizational structure, performance management, configuration management, change management, fault management, asset management and security management indicators and processes.

                  Nortel Networks will determine the schedule and resources necessary to conduct the NOA. The time needed to conduct the NOA is directly proportional to the size of Buyer's network comprised of the Products and the scope of the audit, and the duration will normally be between four (4) and six (6) weeks. In no event will the duration of an NOA exceed six (6) weeks without being subject to additional charges at Nortel Networks' then-current, standard time and material rates. Nortel Networks will communicate to Buyer before the commencement date of the NOA, the estimated length of time to be dedicated to the NOA. Buyer shall be responsible for travel and living expenses incurred by Nortel Networks for all on-site visits required to conduct the NOA.

                  Buyer shall designate a prime person within its organization to assist Nortel Networks in ensuring success of the NOA and provide access to required Buyer resources.

          _
         |_|      Network Engineering Audit

                  If Buyer purchases Network Engineering Audit Services from Nortel Networks, the following terms shall apply:

                  Nortel Networks will conduct a Network Engineering Audit ("NEA"), which is designed to allow network operators and planners to assess the performance of the Products in Buyer's network. The study may include a review of network topology, backbone capacity, switch engineering, failure analysis and service engineering. The NEA may also include failure analysis and service engineering study. Based upon Buyer's requirements, relevant modules and depth of analyses can be customized.

                  Nortel Networks will determine the schedule and resources necessary to conduct the NEA. The time needed to conduct the NEA is directly proportional to the size of Buyer's network comprised of the Products and the scope of the audit, and the duration will normally be between four (4) and six (6) weeks. In no event will the duration of an NEA exceed six (6) weeks without being subject to additional charges at Nortel Networks' then-current, standard time and material rates. Nortel Networks will communicate to Buyer before the commencement date of the NEA, the estimated length of time to be dedicated to the NEA. Buyer shall be

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                   Page 19 of 25

                  responsible for travel and living expenses incurred by Nortel Networks for all on-site visits required to conduct the NEA.

                  Buyer shall designate a prime person within its organization to assist Nortel Networks in ensuring success of the NEA and provide access to required Buyer resources. Buyer shall also provide Nortel Networks with the required network performance statistics and data collection prior to commencement of the NEA.

          _
         |_|      Network Professional Services

                  If Buyer purchases Network Professional Services from Nortel Networks, the following terms shall apply:

                  Nortel Networks will provide technical specialists to Buyer for Network Professional Services over and above the other Services offered by Nortel Networks under this Schedule B. The applicable statement of work and period of the assignment must be agreed upon in advance and approved in writing by both parties' authorized representatives.

                  The Services fees for Network Professional Services are for dedicated on-site support during Business Hours. These Services fees are exclusive of travel and living expenses incurred by the Nortel Networks specialist(s) for the duration of the assignment, which Buyer shall reimburse to Nortel Networks at Nortel Networks's actual cost.

                  Some of the types of on-site Network Professional Services Buyer may obtain from Nortel Networks pursuant to this Section are:

                  (a)      Network Support Specialist

                           An experienced network support specialist is available to assist Buyer's technical support and engineering organizations in defining the technical requirements for Buyer's network. In addition, during the initial implementation phase of Buyer's network, the Nortel Networks network support specialist will assist Buyer in developing acceptance test plans and executing the Nortel Networks aspects of any acceptance tests. Beyond the initial acceptance period of Buyer's network, the Nortel Networks network support specialist can be retained to perform the following:

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                   Page 20 of 25

                           o Assist Buyer with Hardware and Software fault isolation, including problems caused by third party communication equipment and facilities, by:

                                    -        Documenting design faults

                                    -        Suggesting corrective action

                                    -        Developing solutions with Nortel
                                             Networks, Buyer, and other vendors;

                           o Develop test plans and solutions for new applications, features, and products; and

                           o Assist Buyer with additional configuration of Buyer's network, e.g., configuration of access services.

                  (b)      Network Design Specialist

                           A network design specialist is available to assist Buyer in the following areas:

                           o        Network design, including:

                                    -        Hardware and Software assignments /
                                             configuration

                                    -        Numbering plans

                                    -        Product planning and provisioning;

                           o        Site planning & preparation;

                           o        Circuit / system design;

                           o        Network and Hardware implementation;

                           o        Facility management; and

                           o        Application engineering.

                  (c)      Network Manager

                           A network manager, based at Buyer's NMC, is available to assist Buyer in establishing an efficient operational environment for the initial network deployment. The Nortel Networks network manager will provide technical support in an advisory and training capacity to assist Buyer in building the necessary operational experience and management process.

                           The network manager's activities can include providing on-the-job-training to Buyer personnel in the areas of operations, maintenance, administration, and troubleshooting.

                  (d)      Project Manager

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                   Page 21 of 25

                           A project manager is available to advise and/or assist Buyer, and/or provide supervision on major projects such as a new network installation or large network expansion. Assigned duties may include, without limitation, change management, design and engineering support, planning, process definition and documentation, reporting, scheduling and coordination of project activities and Buyer resources. The scope and period of engagement for a project manager will be agreed to and documented in advance by the parties in a Work Package.

          _
         |_|      Remote Monitoring

                  If Buyer purchases Remote Monitoring Services from Nortel Networks, the following terms shall apply:

                  Nortel Networks' Network Operations Center (NOC) will monitor the following aspects of Buyer's network Hardware:

                  o Availability of each major component in the core backbone network;

                  o        Circuit usage; and

                  o        Network component CPU usage.

                  If Buyer's network Hardware incurs a failure, Nortel Networks will provide fault management through network management and surveillance, critical system fault isolation, escalation and report management.

                  Nortel Networks will undertake the following tasks to ensure Buyer's network performance and resolve faults:

                  o Perform periodic routine tests of the network, including dedicated backbone services and network Products to ensure network performance in accordance with the Specifications;

                  o Perform network fault management through fault detection, isolation, and diagnosis, within established demarcation guidelines, and manage the problem through resolution, performing tests, and confirming operational status;

                  o Generate problem tickets on alarm detection from the point when problems are identified by network surveillance;

                  o Provide network usage summaries on a mutually acceptable schedule;

                  o Provide escalation procedures for third-level support; and

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                   Page 22 of 25

                  o Provided Buyer has secured for Nortel Networks any required third party consents, assist carriers with correction of carrier-based failures.

          _
         |_|      Technical Training

                  If Buyer purchases Technical Training Services from Nortel Networks Networks, the following terms shall apply:

                  Nortel Networks will offer training courses to Buyer at designated Nortel Networks Regional Training Centres to improve the ability of Buyer's network personnel to manage and operate Buyer's network.

                  Buyer may choose from the current Nortel Networks course schedule and attend class(es) at the Nortel Networks Regional Training Centre of their choice. Class size and course availability are limited, and Nortel Networks will meet requests for training on a first come, first served basis. Buyer is responsible for travel and living expenses of Buyer's personnel attending any technical training.

                  Nortel Networks will provide appropriate technical/course documentation of the subject(s) covered during training to all Buyer trainees.

          _
         |_|      Custom Training

                  Upon Buyer's request, and subject to Nortel Networks' acceptance of an Order therefor, Nortel Networks may customize training to meet specific Buyer requirements. Such customization may include modification of course content, on-site delivery of material to Buyer, or both.

                  Buyer shall pay travel and living expenses for the trainer if the course is conducted at Buyer's site.

                  The scope of the customized training must be agreed upon between Nortel Networks and Buyer in advance and approved in writing by both parties' authorized representatives. Buyer is responsible for travel and living expenses of Buyer's personnel attending any customized training.

                  The Services fee for the customized training is dependent on the scope of the modifications required. Nortel Networks Networks will provide a custom price quote after the parties have agreed upon the scope and materials required.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                   Page 23 of 25

                  Nortel Networks will provide appropriate technical/course documentation of the subject(s) covered during training to all Buyer trainees.

          _
         |_|      Certification Program

                  The Nortel Networks "Certification Program" is a tool used to develop and track technical skills and knowledge of individuals supporting and engineering Nortel Networks data networks products. The Certification Program focuses on the development of skills required to design, deploy and support Nortel Networks data networks. These skills are measured when participants take a certification exam consisting of a written component and network event simulations. Each participant who successfully completes the Certification Program will receive a plaque identifying the participant's designation and area of specialization, and the date of the certification. Certifications shall require renewal at regular intervals as specified by Nortel Networks Networks.

                  If Buyer purchases Certification Program Services from Nortel Networks Networks, Nortel Networks will undertake the following:

                  o        provide access of skills inventory to Buyer;

                  o        recommend training;

                  o develop exams; and o provide a testing environment and materials necessary for participants to take certification exams at a Nortel Networks location.

                  Buyer shall undertake the following:

                  o        pay for any training required by participants;

                  o pay Nortel Networks exam preparation and for conducting each certification exam; and

                  o pay all travel and living expenses for participants taking training and the certification exam.

4.       SERVICES FEES

         The applicable Services fees for the various support Services described in this Schedule B shall be calculated based upon the applicable methodology described below, and shall be subject to the applicable minimum Services fees as set forth in Table B-2 below.

         Services fees based upon a percentage of Network Value are priced on an annual basis. All other Services fees are priced on a per-occurrence basis as specified.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                   Page 24 of 25

         Nortel Networks shall provide to Buyer, at the end of each year of Performance Pack2 Services performance, a list of all Products added to Buyer's network during that year which is to be included in the calculation of Services fees for the subsequent year of performance of such Performance Pack2 Services. Buyer shall provide to Nortel Networks Networks, at the end of each year of Performance Pack2 Services performance, a list of all Products withdrawn or retired from Buyer's network during that year which is to be deducted from the calculation of Services fees for the subsequent year of performance of such Performance Pack2 Services.

         Notwithstanding the preceding two paragraphs, if Buyer substantially increases or decreases the amount of Products to be covered by Performance Pack2 Services, the parties shall promptly agree upon an equitable adjustment to the Services fees for such Services.

         Except as otherwise specified, travel and living expenses ("T&L") of Nortel Networks personnel are not included in the Services fees (or may be limited by Nortel Networks Networks, as specified in the applicable Section of this Schedule B), and shall be reimbursed by Buyer at Nortel Networks' actual incurred costs.

-------------------------------------------------------------------------------------------------------
                                            Basis of Pricing                     Minimum Services Fees
Support Services                            (As Applicable)                      and Other Comments
-------------------------------------------------------------------------------------------------------
Performance Pack2                           [***]% of Network Value annually     $[***] minimum
-------------------------------------------------------------------------------------------------------
Additional Services - Performance
Portfolio:
-------------------------------------------------------------------------------------------------------
  On-Site Hardware Replacement
  (for U.S. sites)
-------------------------------------------------------------------------------------------------------
    Standard - 4 hour response time         [***]% of Network Value annually     $[***] / node minimum;
                                                                                 T&L included
-------------------------------------------------------------------------------------------------------
    Standard - 2 hour response time         [***]% of Network Value annually     $[***] / node minimum;
                                                                                 T&L included
-------------------------------------------------------------------------------------------------------
    Premium - 4 hour response time          [***]% of Network Value annually     $[***] / node minimum;
                                                                                 T&L included
-------------------------------------------------------------------------------------------------------
    Premium - 2 hour response time          [***]% of Network Value annually     $[***] / node minimum;
                                                                                 T&L included
-------------------------------------------------------------------------------------------------------

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule B
                                                                   Page 25 of 25

-------------------------------------------------------------------------------------------------------
  Implementation Services:
-------------------------------------------------------------------------------------------------------
    Combined Hardware Installation          [***]% of total Hardware             Services fees
    & Software Configuration                & Software list price / node         not-to-exceed $[***]
                                                                                 per node
-------------------------------------------------------------------------------------------------------
    Hardware Installation                   [***]% of Hardware list price/
                                            node
-------------------------------------------------------------------------------------------------------
    Software Configuration                  [***]% of Software list price /
                                            node
-------------------------------------------------------------------------------------------------------
    Other                                   Custom quote basis
-------------------------------------------------------------------------------------------------------
    Network Operations Audit                $[***] per week
-------------------------------------------------------------------------------------------------------
    Network Engineering Audit               $[***] per week
-------------------------------------------------------------------------------------------------------
    Network Professional                    $[***] / person / week;
    Services                                $[***] / person / month
-------------------------------------------------------------------------------------------------------
    Remote Monitoring                       Custom quote basis
-------------------------------------------------------------------------------------------------------
    Technical Training                      $[***] / day / trainee
-------------------------------------------------------------------------------------------------------
    Custom Training                         Custom quote basis
-------------------------------------------------------------------------------------------------------
Certification Program                       $[***] / exam / trainee              Price does not
                                                                                 include training
-------------------------------------------------------------------------------------------------------

Table B-2

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       Agreement No. ITC2000NPPA
                                            Data and Internet Product Attachment
                                                           Exhibit K, Schedule C
                                                                     Page 1 of 1

                                   SCHEDULE C

                           DATA AND INTERNET PRODUCTS

                           TARGETED DELIVERY INTERVALS


PRODUCT                       FORECASTED                      UNFORECASTED

CVX                            2-4 Weeks                      4-6 Weeks

Passport 8600                    4 Weeks                      4-6 Weeks

Passport                       3-4 Weeks                      4-6 Weeks

Shasta                           4 Weeks                      4-6 Weeks

Other Data Enterprise    Available at time of Quote   Available at time of Quote

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                           NETWORK MANAGEMENT PRODUCT ATTACHMENT
                                                                       EXHIBIT L
                                                                     PAGE 1 OF 2


                               PRODUCT ATTACHMENT
                                    EXHIBIT L
                           NETWORK MANAGEMENT PRODUCTS


1.       INCORPORATION BY REFERENCE

         This Product Attachment, EXHIBIT L, Network Management Products is attached to and made a part of the Network Products Purchase Agreement dated November 8, 2000, between ITC/\DeltaCom Communications, Inc., Interstate FiberNet, Inc., and Nortel Networks, Inc. ("General Terms & Conditions"). The terms and conditions provided below supplement the General Terms and Conditions only with respect to the specific Products set forth in this EXHIBIT L (including any future Products that may be added to this EXHIBIT L). To the extent any of the terms and conditions set forth in this Exhibit L conflict with any terms or conditions in the General Terms & Conditions, the terms and conditions of this EXHIBIT L take precedence over any such conflicting terms and conditions in the General Terms & Conditions, as such terms and conditions apply to the Network Management Products.

2.       DEFINITIONS

         For purposes of this Product Attachment all capitalized terms, which are defined in the EXHIBIT A of the General Terms & Conditions, DEFINITIONS, shall have the same meaning in this Product Attachment.

3.       SOFTWARE UPGRADE PRICING

         3.1 Nortel Networks shall provide Buyer with Preside Software Releases for the Access and Optical network management at the price of [***] ($[***]) dollars per upgrade. This flat rate upgrade charge is for Software Releases providing the same functionality and/or features from the version of the Software then in use by Buyer. For example, from Preside release 3.0 to release 4.0. This charge is for the CD ROM, documentation and NTPs only. This charge does not include installation.


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                           NETWORK MANAGEMENT PRODUCT ATTACHMENT
                                                                       EXHIBIT L
                                                                     PAGE 2 OF 2


         3.2 Any additional existing nodes that Buyer wishes to interface, either belonging to partners or Affiliates or any new nodes identified and not previously agreed to will be subject to the following one time charges:

                        o    OC-192        -   $[***] per NE
                        o    OC-48         -   $[***] per NE
                        o    OC3/12 TBM    -   $[***] per NE
                        o    OC-3 Express  -   $[***] per NE
                        o    AccessNode    -   $[***] per NE


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                       EXHIBIT M
                                                                     PAGE 1 of 3


                               PRODUCT ATTACHMENT
                                    EXHIBIT M
                                OPTICAL PRODUCTS

1.       INCORPORATION BY REFERENCE

         This Product Attachment, EXHIBIT M, Optical Products is attached to and made a part of the Network Products Purchase Agreement dated November 8, 2000, between ITC/\DeltaCom Communications, Inc., Interstate FiberNet, Inc., and Nortel Networks, Inc. ("General Terms & Conditions"). The terms and conditions provided below supplement the General Terms and Conditions only with respect to the specific Products set forth in this EXHIBIT M (including any future Products that may be added to this EXHIBIT M). To the extent any of the terms and conditions set forth in this EXHIBIT M conflict with any terms or conditions in the General Terms & Conditions, the terms and conditions of this EXHIBIT M take precedence over any such conflicting terms and conditions in the General Terms & Conditions, as such terms and conditions apply to the Optical Products.

2.       DEFINITIONS

         For purposes of this Product Attachment all capitalized terms, which are defined in the EXHIBIT A of the General Terms & Conditions, DEFINITIONS, shall have the same meaning in this Product Attachment.

3.       SCHEDULES

         The following Schedules which are attached hereto are an integral part of the Product Attachment and are incorporated herein by reference:

         Schedule A -  Products, Prices, and Fees
         Schedule B -  Services and Charges
         Schedule C -  Targeted Delivery Intervals

         The following Schedules which are attached hereto are an integral part of the Product Attachment are incorporated herein by reference and are applicable to Buyer only and do not apply to any IFN Affiliate:

         Schedule D -      Dedicated Engineer
         Schedule E  -     Pay as You Grow (PAYG)
         Schedule F  -     Installation and Test Services
         Schedule G -      [***] Network Overbuild

4.       PRICING

         4.1 The prices for engineering, installation and/or system line-up and testing ("SLAT") Services performed by Nortel Networks with respect to an accepted Order shall be included in the Optical Networks discount structure. Buyer may elect either to i) select Nortel Networks to perform these services or ii) elect to


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                       EXHIBIT M
                                                                     PAGE 2 of 3

         contract the services from other providers, in which case, Nortel Networks would issue a credit in the form of an additional management discount, detailed on the specific project proposal. Buyer would be provided a [***] ([***]%) percent discount off the Product prices for installation services, and a [***] ([***]%) percent allowance for engineering as referenced in Schedule F, Section 1 of this Product Attachment.

5.       TERMS APPLICABLE TO BUYER ONLY

         5.1 During the Commitment Period, [***], as set forth in Schedule F, "Installation and Test Services", Nortel Networks shall provide Buyer installation and test Services for all projects Buyer awards to Nortel Networks that utilizes only Nortel Networks' Optical Equipment.

         5.2   During the Commitment Period, Nortel Networks shall provide one
         (1) dedicated systems engineer ("Systems Engineer") to aid Buyer with Optical projects and activities involving Nortel Networks. Such Systems Engineer shall be located at Nortel Networks' facility. Such System Engineer shall be responsible for implementing Optical projects between the parties per the guidelines set forth in Schedule D, Dedicated Engineer, attached hereto.

         5.3 In consideration of Buyer's Commitment Amount, Nortel Networks agrees to overbuild Buyer's network as defined in Schedule G, [***] Network Overbuild, of this Product Attachment.

         5.4 In consideration of Buyer's Commitment Amount, Nortel Networks shall offer to Buyer the option to purchase [***] Equipment, in accordance with Schedule E, of this Product Attachment, on a Pay as You Grow ("PAYG") basis.

6.       SOFTWARE

         6.1 Buyer shall have the option of receiving future Software Releases for all of Buyer's existing network elements on a per release basis [***]. Any future purchases of the same Equipment listed in Schedule A of this Product Attachment shall be eligible for all future Software Releases [***] beyond the pricing in Schedule A of this Product Attachment (where applicable) on a one time charge basis. Nortel Networks shall provide such Software Releases upon request. The Software shall be provided in tape or other suitable media format at the rate of four (4) tapes per Software load. Nortel Networks' Practices documentation package ("NTPs") shall be provided upon request to Buyer in CD format and Buyer shall receive (1) CD per OPC SOC. An additional four (4) paper copies will also be provided. The above items shall be provided [***] to Buyer on a per Software load basis. This shall not include Software features or hardware upgrades that have not been purchased on applicable Equipment. Any applicable services to install such hardware and/or Software shall be the responsibility of Buyer. Buyer may purchase additional tapes, CDs and/or paper documentation at pricing defined in Schedule A.

         6.2 Schedule A of this Product Attachment contains Nortel Networks' current Equipment list and an associated custom Software feature set package ("Custom Software Feature Set Package"). All features included in such Custom Software


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                       EXHIBIT M
                                                                     PAGE 3 of 3

         Feature Set Package ordered and paid for by Buyer shall be licensed for use on each network element ("NE") within Buyer's networks. Other individual features may be offered on an optional basis at mutually agreed to prices. Optional individual features may require that Buyer purchase additional hardware.

         6.3 Each digital audio tape ("DAT") Software Release shall contain Software loads required to make the Equipment operational and may include all then currently available features and functions. Buyer shall use only those features in the Custom Software Feature Set Package and any other available features for which Buyer has paid the respective license fees, if applicable. Each Software Release shall be supported by the NTP, which shall include a section on Software feature description.

         6.4 Software updates can typically be performed in-service on the system without site visits.

         6.5      Software Maintenance Services shall include the following:

                  a) Telephone consultation relative to the use and troubleshooting of the Software,

                  (b) Notification to Buyer of the existence of coding errors, bugs and other problems in the Software promptly after the same first becomes known to Nortel Networks, and

                  (c) Use of reasonable efforts to correct any coding errors, bugs and other problems in the Software brought to Nortel Networks' attention by Buyer or any other source.


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                           EXHIBIT M, SCHEDULE A
                                                                     PAGE 1 OF 1


                                   SCHEDULE A
                                OPTICAL PRODUCTS
                           PRODUCTS, PRICING AND FEES

PART

         1                 OPTera Connect DX

         2                 OPTera LH-1600

         3                 OC-48 Classic

         4                 OC-48 Lite

         5                 OPTera Metro


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                         Agreement No. ITC9701N
                                                      Optical Product Attachment
                                                                      Schedule A
                                                                          Part 1
                                                                     Page 1 of 9


--------------------------------------------------------------------------------
ITEM         PRODUCT                             NORTEL                 LIST
NO.          DESCRIPTION                         PEC CODE               PRICE
--------------------------------------------------------------------------------
***Information in this Schedule A Part 1 (pages 1-9) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***
--------------------------------------------------------------------------------



                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                         Agreement No. ITC9701N
                                                      Optical Product Attachment
                                                                      Schedule A
                                                                          Part 2
                                                                    Page 1 of 16


--------------------------------------------------------------------------------
ITEM         PRODUCT                             NORTEL                 LIST
NO.          DESCRIPTION                         PEC CODE               PRICE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

***Information in this Schedule A Part 2 (pages 1-16) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***



                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                         Agreement No. ITC9701N
                                                      Optical Product Attachment
                                                                      Schedule A
                                                                          Part 3
                                                                    Page 1 of 11


--------------------------------------------------------------------------------
ITEM         PRODUCT                             NORTEL                 LIST
NO.          DESCRIPTION                         PEC CODE               PRICE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

***Information in this Schedule A Part 3 (pages 1-11) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***


                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                         Agreement No. ITC9701N
                                                      Optical Product Attachment
                                                                      Schedule A
                                                                          Part 4
                                                                     Page 1 of 2


--------------------------------------------------------------------------------
SECT         PRODUCT                             NORTEL                 UNIT
NO.          DESCRIPTION                         PEC CODE               PRICE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


***Information in this Schedule A Part 4 (pages 1-2) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***


                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                          Agreement No. ITC9701N
                                                      Optical Product Attachment
                                                                      Schedule A
                                                                          Part 5
                                                                     Page 1 of 4
-------------------------------------------------------------------------------
ITEM   PRODUCT                                          NORTEL            LIST
 NO.   DESCRIPTION                                      PEC CODE          PRICE
-------------------------------------------------------------------------------



***Information in this Schedule A, Part 5 (pages 1-4) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                         Agreement No. ITC9701N
                                                      Optical Product Attachment
                                                                      Schedule A
                                                                          Part 5
                                                                     Page 1 of 6


--------------------------------------------------------------------------------
ITEM         PRODUCT                             NORTEL                 LIST
NO.          DESCRIPTION                         PEC CODE               PRICE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


***Information in this Schedule A, Part 5 (pages 1-6) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed with the Securities and Exchange Commission.***


                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                         Agreement No. ITC9701N
                                                      Optical Product Attachment
                                                                      Schedule A
                                                                          Part 5
                                                                     Page 1 of 6


--------------------------------------------------------------------------------
ITEM         PRODUCT                             NORTEL                 LIST
NO.          DESCRIPTION                         PEC CODE               PRICE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


***Information in this Schedule A, Part 5 (pages 1-6) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed with the Securities and Exchange Commission.***



                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                         Agreement No. ITC9701N
                                                      Optical Product Attachment
                                                                      Schedule A
                                                                          Part 5
                                                                     Page 1 of 5

--------------------------------------------------------------------------------
ITEM         PRODUCT                             NORTEL                 LIST
NO.          DESCRIPTION                         PEC CODE               PRICE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


***Information in this Schedule A, Part 5 (pages 1-5) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed with the Securities and Exchange Commission.***



                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                           EXHIBIT M, SCHEDULE B
                                                                     PAGE 1 of 1


                                   SCHEDULE B
                                OPTICAL PRODUCTS
                              SERVICES AND CHARGES

PART

         1                 Repair/Replacement Procedures

         2                 Equipment Support

         3                 Service Charges


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                       EXHIBIT M
                                                              SCHEDULE B, PART 1
                                                                     PAGE 1 OF 6


                               SCHEDULE B, PART 1
                                OPTICAL PRODUCTS
                          REPAIR/REPLACEMENT PROCEDURES

1.       GENERAL

         Nortel Networks' Replacement-Repair Service Center located in Nashville, Tennessee, handles all repairs for Optical Equipment. Optical Equipment processed through Nortel Networks is typically handled on a "Replacement-Repair" basis.

2.       REPAIR SERVICES - EQUIPMENT

         2.1      Normal Replacement Intervals

                  Normally, Nortel Networks will ship a replacement unit within thirty (30) calendar days after receipt of a defective unit.

         2.2      On-Site Repair

                  The nature of some Equipment may make it more feasible to affect the repairs on the Buyer's premises. These arrangements will be made through the Nortel Networks' Global Product Support ("GPS") group serving the Buyer's area.

         2.3      Emergency Replacement

                  Defective Equipment vital to the call processing ability of a system qualifies for emergency service. This service is not intended to take the place of normal replacement service. Emergency replacement will be provided under the following conditions:

                  a. The last spare circuit pack has been used to replace a defective pack in a system and all similar packs in the system are carrying live traffic.

                  b. Nortel Networks' ETAS group advises that an emergency situation exists and certain Equipment is required to correct the situation.

                  Nortel Networks provides emergency replacement Equipment (new, repaired, or functionally equivalent) at the service charges set forth in Section 4 of this Schedule within twenty-four
                  (24) hours of a verbal request from the Buyer. This service is available twenty-four (24) hours a day, including holidays. Upon receiving verbal request, a replacement unit will be shipped to the Buyer. Written confirmation of the verbal request must be forwarded to Nortel Networks within three (3) working days of the verbal request for replacement. To request emergency replacement service, phone 1-800-251-1758, option 8 or 1-800-423-9658.


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                       EXHIBIT M
                                                              SCHEDULE B, PART 1
                                                                     PAGE 2 OF 6


         2.4      Upgrade to a Later Vintage Level

                  If requested by the Buyer, an upgrade may be applied to a Buyer's unit submitted to Nortel Networks for repair, provided that the Equipment is upgradeable to the requested vintage. Typically, the Buyer will be billed at normal repair prices for this service. The Buyer shall make prior arrangements with the appropriate service center to obtain this service.

         2.5      Vendor Products (OEM)
                  The repair of most OEM equipment can be coordinated through the Replacement-Repair Service Center in Nashville, Tennessee. Upon receipt from the Buyer of defective OEM equipment, Nortel Networks will arrange the repair and return of these units by the OEM vendor.

3.       SOFTWARE SERVICE

         3.1      New Software Updates

                  New Software Updates will be introduced via Nortel Networks' established Product Change Notice (PCN) routine. At least sixty (60) days prior to field introduction, notification of these changes will be provided to Buyer by Nortel Networks in writing.

         3.2      Software Updates

                  Software updates can be performed in-service on the system without site visits. The policy for compatibility over time is that a single step in-service update will be supported for a period of two (2) years from the general availability date of the product release. Upgrading a system to the most recent update from a product release beyond the two (2) year window may involve an intermediate step (i.e., upgrading the system to an intermediate update) and the purchase by Buyer of additional Equipment.

         3.3      Software Update Fees

                  Updates, which are classified as Enhancements by Nortel Networks, will be made available to Buyer at a price determined by Nortel Networks at the time such Software Update is offered to Buyer. Updates, which are classified as ISUs by Nortel Networks, will be provided at no cost to the Buyer. Notwithstanding the foregoing, ISUs and Enhancements shall not include the cost of any associated hardware that may be required.

4.       BUYER PROCEDURE FOR REPLACEMENT-REPAIR SERVICE

         Two types of Replacement-Repair services are offered to Buyer:

         a.       Direct mail-in Replacement-Repair

         b.       Advance Authorization Replacement-Repair


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                       EXHIBIT M
                                                              SCHEDULE B, PART 1
                                                                     PAGE 3 OF 6


                  Buyer may have Replacement-Repair service pre-authorized and initiated within Nortel Networks by a telephone call to Nortel Networks' Replacement-Repair Service Center.

         The decision on which procedure to use is the Buyer's. (Emergency service is handled as Advance Authorization Replacement-Repair only). Regardless of the procedure selected, certain guidelines as prescribed below are to be followed.

         4.1      Direct Mail-In Procedure for Replacement-Repair

                  a. For each defective unit, failure tags should be completed and attached to the Equipment.

                  b. Two copies of Nortel Networks' mail-in form, or an equivalent form approved by Nortel Networks, should be completed and enclosed with each shipment.

                  c. The following data must be provided on the mail-in form:

                           o Buyer's shipping address and phone number to contact in case of a shipping discrepancy;

                           o Buyer's billing address, billing contact, and phone number;

                           o        Buyer's Order number and authorization;

                           o        Shipping instructions;

                           o Unit identification (Nortel Networks Product Engineering Code);

                           o        Quantity of units;

                           o        Date shipped.

                  d. Defective units are to be packaged for shipment following the procedures outlined in Section 4.3 and shipped to Nortel Networks in accordance with Section 4.4.
                  e.       Defective units are to be shipped to:

                                    Nortel Networks Nashville Service Center
                                    917 Air Park Center Drive, Dock F
                                    Nashville, Tennessee 37217
                                    Attention:       Repair and Return

                  Any discrepancy in the above procedure will be brought to the attention of the Buyer upon Nortel Networks' receipt of the defective Equipment.


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                       EXHIBIT M
                                                              SCHEDULE B, PART 1
                                                                     PAGE 4 OF 6


                  Buyer's inquiries related to Direct Mail-In service must reference the Buyer's Order number.

         4.2      Advance Authorization Procedure for Replacement-Repair

                  a. Upon Buyer's identification of defective units, Nortel Networks' Replacement-Repair Service Center can be contacted as follows:

                           o Monday through Friday, excepting holidays, from 7:00 am to 6:00 pm, central standard time, telephone 1-800-251-1758, option 8 or 1-800-423-9658. The call will be received directly by a Customer Service Representative.

                  b. The following information must be provided by the Buyer when calling:

                           o        Buyer's ship to address;

                           o        Buyer's billing address;

                           o        Buyer's Purchase Order number and
                                    authorization number;

                           o        Urgency of request (normal or emergency);

                           o        Shipping instructions;

                           o Unit identification (Nortel Networks Product Engineer Code);

                           o        Quantity of units.

                  c. A unique repair order identification number will be issued by Nortel Networks' Replacement-Repair Service Center for each order. Please reference this number on all inquiries.

                  d. Failure tags should be completed and attached to each defective unit.

                  e. Defective units are to be packaged and shipped in accordance with the procedures outlined in the following Sections. The repair order identification number should be clearly marked on the outside of cartons and on all paperwork.

         4.3      Packaging

                  Defective Equipment should be packaged in anti-static containers, preferably of standardized design for circuit packs. (Buyer shall consult


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                       EXHIBIT M
                                                              SCHEDULE B, PART 1
                                                                     PAGE 5 OF 6


                  with Nortel Networks' Customer Service Representative for information on approved containers.)

                  Note: Neither bubble pack nor styrofoam chips should be used as packaging material. Use of such material may generate static electricity, which could severely damage a circuit pack. Use of this material may, at Nortel Networks' discretion, result in shipments being refused and/or warranties being voided.

                  Failure tags should be completed and attached to each unit. Each unit should be wrapped individually.

                  Note: Failure tags should be attached to the lock latch of a circuit pack. Please do not attach the tag to any component on the circuit pack as this could result in damage to the Equipment.

                  A copy of the packing list should be placed inside each box to further ensure proper receipt of a multiple box shipment.

         4.4      Basic Shipping Procedure

                  a. Buyer shall bear risk of loss and damage on shipments to Nortel Networks. Nortel Networks shall bear risk of loss or damage on shipments to Buyer.

                  b. The Mail-In Form or a packing list (where advance authorization is required) must be included. The following information is required by Nortel Networks:

                           o Repair order identification (if advance authorization replacement-repair service is used);

                           o        Buyer's Order number;

                           o Buyer's name, ship to address, and telephone number to contact in case of a shipping discrepancy;

                           o Buyer's bill-to address, contact person, and telephone number;

                           o        Date shipped;

                           o Unit identification (Nortel Networks' Product Engineering Code);

                           o        Quantity shipped.

                           Note: Failure to provide the above information could result in a delay in processing the Order.



                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                       EXHIBIT M
                                                              SCHEDULE B, PART 1
                                                                     PAGE 6 OF 6


                  c. Buyer shall select an appropriate carrier based upon the weight and size of shipment.

         4.5      Shipping Costs

                  a.       In Warranty and Out of Warranty

                           1. Buyer shall return defective Equipment to Nortel Networks prepaid.

                           2. Nortel Networks shall ship the replacement Equipment to Buyer prepaid using an appropriate surface carrier. Arrangements can be made for air shipments at Buyer's expense.

         4.6      Unrepairable Equipment

                  a.       In Warranty

                           In the event Equipment under warranty is returned to Nortel Networks and is judged by Nortel Networks to be beyond repair due to faulty material or workmanship, Nortel Networks will replace the defective Equipment with a new, repaired, or functionally equivalent unit at no cost to Buyer.

                  b.       Out of Warranty

                           In the event Equipment not covered by warranty is returned to Nortel Networks and is judged by Nortel Networks to be beyond repair, it will be returned to the Buyer. Nortel Networks will replace the defective Equipment at Buyer's request, and invoice the Buyer at the then current price for such new Equipment.

         4.7      Non-Return of Defective Units - Buyer Responsibility

                  When Nortel Networks has shipped a replacement unit to Buyer after verbal notification of a defective unit, Buyer is responsible for returning the associated defective Equipment to Nortel Networks within thirty (30) calendar days of the shipping date of its replacement. If Buyer's defective Equipment is not received within such thirty (30) calendar day period, Buyer shall be invoiced the then current price of new Equipment plus fifteen percent (15%). Consequently, an open Purchase Order number must be provided by the Buyer when obtaining a Return Authorization number.

5.       BUYER PROCEDURE FOR SOFTWARE UPDATES

         Software updates are to be handled via the normal Advanced Authorization Procedure as set forth in Section 4.2. The Basic Shipping procedure contained in Section 4.4 shall be followed except that the Software license(s) shall be returned to Nortel Networks via registered mail.


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                       EXHIBIT M
                                                              SCHEDULE B, PART 2
                                                                     PAGE 1 of 5


                               SCHEDULE B, PART 2
                                OPTICAL PRODUCTS
                           EQUIPMENT/SOFTWARE SUPPORT

1.       WARRANTY SUPPORT

         1.1      Remote (off-site) Assistance

                  Technical support offered [***] to Buyer during the Warranty Period includes Remote (off-site) assistance to Buyer's trained personnel in resolving Equipment and Software operational and compatibility problems.

                  Remote (off-site) assistance consists of one or more of the following:

                  a. Over-the-phone consultations and guidance at 1-800-275-8726.

                  b. Interrogation and analysis of systems over data lines from Nortel Networks' service facility.

                  c. Other activity directly related to problem resolution, where Nortel Networks travel is not involved.

                  If after investigation, Nortel Networks determines that the problem was caused by equipment, software, or conditions not attributable to Nortel Networks then such technical assistance shall be billable to Buyer in accordance with Nortel Networks' current rates and procedures as set forth in Section 3 of this Schedule.

                  Calls to Nortel Networks' service facilities during Nortel Networks' off-hours shall be limited to Equipment or Software failures directly affecting service that Buyer could not resolve by following standard troubleshooting procedures, covered by NTPs.

         1.2      Local (on-site) Assistance

                  Local (on-site) assistance by Nortel Networks field engineers is also available as part of the warranty support. To qualify for Local (on-site) assistance without charge, the following efforts must have been exhausted prior to the field trip:

                  a. Buyer has determined that the Equipment or Software is the source of the problem; and

                  b. Buyer was unable to resolve the problem by using standard troubleshooting procedures covered by applicable NTP's; and

                  c. Nortel Networks' engineer could not resolve the problem remotely with full cooperation of Buyer's personnel.



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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                       EXHIBIT M
                                                              SCHEDULE B, PART 2
                                                                     PAGE 2 of 5

                  Local on-site assistance, provided at Buyer's request, that does not meet above requirements is billable in accordance with Nortel Networks' current rates and procedures as set forth in Section 3 of this Schedule. If after investigation, Nortel Networks determines that the need for Local (on-site) assistance was not caused by the Equipment, Software nor conditions attributable to Nortel Networks then, such technical assistance and associated travel and living expenses shall be billable to Buyer at Nortel Networks' current rates and procedures as set forth in Section 3 of this Schedule.

                  The following types of assistance fall outside the scope of warranty support and are billable;

                  a. Local (on-site) assistance with system verification and pre-service testing, where required by the Buyer.

                  b. Local (on-site) assistance for Software upgrades, where required by the Buyer.

                  c. Analysis to determine origins of the fault and resolution of technical problems associated with equipment or software not furnished by Nortel Networks.

                  d. Non-emergency calls for technical assistance during Service Center off-hours.

                  e. Consultation in excess of 1/2 hour on matters that are adequately covered by standard documentation and/or for which training programs are available, including Software upgrades.

2.       OUT-OF-WARRANTY SUPPORT

         Technical assistance as set forth in Section 1 of this Schedule is available for out-of-warranty Equipment and is billable at the current rates and procedures as set forth in Section 1 of this Schedule.

3.       TECHNICAL SERVICE RATES

         All billable technical services are billed at hourly rate plus expenses as defined herein.

         Billable expenses include travel, meals and lodging costs for Nortel Networks' service representatives, long distance telephone and data link charges and other costs, which are directly related to the service effort. These expenses shall be augmented by fifteen percent (15%) handling and administration charge.

         For Local (on-site) assistance service, both work and travel time are included and charged as applicable. Minimum charge for Local (on-site) assistance service is eight (8) hours plus expenses.


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                       EXHIBIT M
                                                              SCHEDULE B, PART 2
                                                                     PAGE 3 of 5

         Minimum charge for Remote assistance service shall be one (1) hour, billable according to the rate structure listed below.

         The following standard rates are in effect for these procedures:

         i)       REGULAR WORKING HOURS (STD)        -        $[***] per hour
         ii)      OVERTIME 1 RATE (OT1)              -        $[***] per hour
         iii)     OVERTIME 2 RATE (OT2)              -        $[***] per hour


 Buyer's Local Time      0000           0800           2200               2400
                         Midnight       8:00 a.m.      10:00 p.m.     Midnight
--------------------------------------------------------------------------------
         MON-FRI                OT1          STD                    OT1
--------------------------------------------------------------------------------
         SAT                           OT1                          OT1
--------------------------------------------------------------------------------
         SUN/HOLIDAYS                                   OT2
--------------------------------------------------------------------------------
NOTE: Nortel Networks observed holidays are: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and the day after, and Christmas week.

The telephone number for the Broadband Technical Support Group is as follows:

         Non-Emergency Support:       1-800-ASK TRAN    (1-800-275-8726)
         Emergency Support:           1-800-ASK ETAS    (1-800-275-3827)

4.       TECHNICAL PROBLEM RESOLUTION OBJECTIVES

         As different types of problems require different levels of reaction, a Nortel Networks Priority Classification system is set up to establish a relationship between the reported problems and appropriate level of reaction and resolution. The Priority System is based upon problem's direct or potential effect upon subscriber service. Each reported problem is assigned priority rating accordingly.

         The Priority System has five levels:

                  E1   -   Emergency:        Severe Degradation or Outage

                  E2   -   Emergency:        Potential Degradation or Outage

                  S1   -   Non-Emergency:           Service-Affecting Problem

                  S2   -   Non-Emergency:    Intermittently Service Affecting

                  NS - Non-Service Affecting Problem


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                       EXHIBIT M
                                                              SCHEDULE B, PART 2
                                                                     PAGE 4 of 5

         The resolution objective for E1 or E2 Emergency classification is immediate and continuous assistance until the service level is restored to preincident operation. For assistance in such E1 or E2 Emergency, please call 1-800-275-3827. The Buyer may request a higher level Priority Classification if they disagree with the Priority Classification assigned by Nortel Networks Technical Assistance Engineer. Based on the reason for the change in Priority Classification, such change may result in additional charges for services performed to resolve the problem. The resolution objective for non-emergency condition is to provide a status response in two (2) weeks and solution to the problem in four (4) weeks for S1 Classification or eight (8) weeks for S2. The resolution objective for non-service affecting condition is to provide a status response in six
         (6) weeks and a fix, if applicable, will be scheduled for future standard hardware, software or documentation update or revision.

         THESE OBJECTIVES DO NOT CONSTITUTE CONTRACTUAL OBLIGATION UPON NORTEL NETWORKS, BUT ARE GENERALLY IN SUPPORT OF THE TERMS AND CONDITIONS OF THIS AGREEMENT. NORTEL NETWORKS RESERVES THE RIGHT TO EXERCISE JUDGMENT ON THE ECONOMIC OR STRATEGIC BENEFITS OF EXECUTING ACTIONS ON ALL REPORTED OR ANTICIPATED PROBLEMS. THIS MAY RESULT IN AN ACTION DIFFERENT FROM THOSE DESCRIBED. IN SUCH CASE, THE CUSTOMER WILL BE INFORMED.

         The following is a detailed description of priority ratings:

                  E1  -  Emergency:  Severe Degradation or Outage

                           i)       System ceased call processing
                           ii)      10% or more subscribers out of service;
                           iii)     50% or more trunk circuits out of service;

                  E2  -  Emergency:  Potential Degradation or Outage

                           i)       Redundant Common Equipment inoperable
                           ii)      20% or more trunk circuits out of service;

                  S1  -  Service Affecting Problem

                           i) Problems directly and continuously affecting subscriber service, not specified under E1 or E2;
                           ii) Problems that will seriously impair service after in-service date;

                  S2  -  Intermittently Service Affecting Problem

                           i) Software and hardware faults that only intermittently affect service;
                           ii) Documentation errors that result or lead to service impairments;


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                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                       EXHIBIT M
                                                              SCHEDULE B, PART 2
                                                                     PAGE 5 of 5


                           iii) Problems where operating company can show significant impact upon plant and traffic operations

                  NS  -  Non-Service Affecting Problem

                           i) Service analysis, operational measurements, or system-related documentation inaccuracies that do not affect call processing or revenue collection capabilities;
                           ii)      Non-service affecting software
                                    inconsistencies;
                           iii) Loss of test facilities for which manual procedures or alternate test equipment can be readily substituted.


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                       EXHIBIT M
                                                              SCHEDULE B, PART 3
                                                                     PAGE 1 OF 1


                               SCHEDULE B, PART 3
                                OPTICAL PRODUCTS
                                 SERVICE CHARGES


1.       REPAIR/REPLACEMENT - EQUIPMENT

                                               IN-WARRANTY*      OUT-OF-WARRANTY*
         Normal Service                        No charge         Standard unit charges
         (30 days)                                               per current price list

         Emergency Service (24 hours)

         1.       Requested 8:00 AM -          $50 surcharge     $50 surcharge
                  6:00 PM EST weekdays         per unit          per unit plus standard
                                                                 unit charges per
                                                                 current price list

         2.       Requested weekends,          $100 surcharge    $100 surcharge
                  holidays, and weekdays       per unit          per unit plus standard
                  6:01 PM - 7:59 AM EST                          unit charges per
                                                                 current price list


*Maximum charge is $250 for items on the same Order requiring emergency service.


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                           EXHIBIT M, SCHEDULE C
                                                                     PAGE 1 OF 1


                                   SCHEDULE C

                                OPTICAL PRODUCTS

                             TARGETED DELIVERY DATES


       PRODUCT                      FORECASTED                UNFORECASTED

                                     OC-192

DWDM Transmitters               10    Weeks                14    Weeks
Receivers                        6    Weeks                10    Weeks
OPTera Dx/LH Common Equip       10    Weeks                14    Weeks
OC-48 Tribs                      8    Weeks                12    Weeks
OC-3/12 Tribs                    4    Weeks                 8    Weeks

                                  OPTICAL AMPS

MOR                              4    Weeks                 8    Weeks
MOR Plus                        15    Weeks                19    Weeks

                                  OC-48 CLASSIC

DWDM Transmitters                8    Weeks                12    Weeks
Wide Band Transmitters           6    Weeks                10    Weeks
OC-48 Common Equipment           6    Weeks                10    Weeks

                                    COUPLERS

200GHz Couplers                  8    Weeks                12    Weeks
100GHz Couplers                  8    Weeks                12    Weeks

                                  OPTERA METRO

3400                             2    Weeks                 6    Weeks
3500                            10    Weeks                14    Weeks


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

                                                        AGREEMENT NO.ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                           EXHIBIT M, SCHEDULE D
                                                                     PAGE 1 OF 2


                                   SCHEDULE D
                                OPTICAL PRODUCTS
                         DEDICATED ENGINEER ("ENGINEER")

1.0      ENGINEER

         Nortel Networks shall provide, exclusively to Buyer, a dedicated Engineer, [***], to work on all Nortel Networks' Optical and Transport Equipment Projects. As requested, such Engineer shall travel to work on site in West Point, Georgia, to assist Buyer's engineering staff during Business Hours. Such Engineer shall take direction from and coordinate all activities with Buyer's systems engineering management.

2.0      ENGINEER'S RESPONSIBILITIES

         2.1      VALIDATION OF PROPOSALS AND INSTALLATION PACKAGES

         Such Engineer shall work with Nortel Network's sales engineer and individual Buyer's project engineers as follows:

                  o Review and understand each project as quoted, to ensure both Nortel Networks and Buyer mutually agree on the design intent of each build,
                  o Review each proposal for accuracy or areas of concern in the design of Buyer's network,
                  o Validate all installation packages for accuracy pertinent to all network builds with Nortel Networks Equipment content,
                  o Review all MOPs and WAPS required for upgrades, modifications or changes to Buyer's SONET network, and
                  o Support and assist in coordinating Software upgrades in Buyer's network, including pre-diagnostics to ensure hardware and network upgrades are identified prior to implementation. However, such Engineer will not be responsible for implementation of Software upgrades.

3.0      TECHNICAL SUPPORT

         Such Engineer shall be the primary liaison between Nortel Networks and Buyer on technical issues related to Buyer's network, except, for ETAS related issues, such as trouble shooting in-service systems. Buyer shall contact the ETAS Service Organization for assistance with these questions.

         Such Engineer shall be available to be on site, if requested, during the commissioning and testing of networks. This includes network builds involving new technology, such as, but not limited to: DWDM, Optical Amps, OPTera LH and DX systems.



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

                                                        AGREEMENT NO.ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                           EXHIBIT M, SCHEDULE D

4.0      REPORTS

         Such Engineer shall create and provide a weekly update all of Buyer's issues and concerns ("Account Action Item Register"). This Account Action Item Register shall include:

                  o        All action items,
                  o        The current status of each action item,
                  o The individual or individuals responsible for the action,
                  o        The committed date of resolution, and
                  o It will contain both Nortel Networks and Buyer commitments.

The Account Action Item Register will be reviewed on a mutually agreed to basis and updated weekly. Distribution will include, but not be limited to: Buyer's engineering and engineering management, Nortel Networks' sales engineering and account representatives.


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                           EXHIBIT M, SCHEDULE E
                                                                     PAGE 1 OF 2


                                   SCHEDULE E
                                OPTICAL PRODUCTS
                          [***] PAY AS YOU GROW (PAYG)


1.0 DESCRIPTION - For all [***] builds including [***] ("PAYG Equipment"), Nortel Networks shall offer Buyer and IFN Affiliates, the option to purchase such PAYG Equipment under the terms described in this Schedule
         E. Buyer or IFN Affiliate shall not use funds from a lease purchase program offered by Nortel Networks or its Affiliates to purchase PAYG Equipment.

2.0 PRICING AND PAYMENT SCHEDULE - The pricing for PAYG projects is based on the pricing specified in Exhibit G-1 of the Agreement. [***]

         If Buyer elects to purchase PAYG Equipment under this Schedule E, Buyer will issue an order for PAYG Equipment [***], in [***] Increment(s). An [***] Increment shall mean any tributary mix of [***].

         "Base [***] Equipment" shall mean the [***].

         Buyer's initial Order for PAYG Equipment shall consist of [***] and [***]which are priced separately. Nortel Networks shall invoice Buyer or an IFN Affiliate for [***] Base [***] Equipment [***] as set forth as follows.

         [***]. Issuance and payment of invoices for Base [***] Equipment and each [***] Increment will be pursuant to Section 6, Terms of Payment, of the General Terms & Conditions.


3.0 TRIBUTARY AND SUBTENDING EQUIPMENT FOR INITIAL DEPLOYMENT - Buyer shall provide Nortel Networks with a list of tributary requirements for the base [***]


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                           EXHIBIT M, SCHEDULE E
                                                                     PAGE 2 OF 2

         build for PAYG Equipment. These may be supplied in different increments, including without limitation, [***] and provided with the initial Order or subsequent Orders. Tributary and subtending equipment is not included in the price for PAYG Equipment.

4.0 NETWORK AUDITING - Nortel Networks reserves the right to audit Buyer's or IFN Affiliates' PAYG Equipment by logging into such PAYG Equipment via remote access or by physical inspection. Such audits shall be conducted at a mutually agreed upon time. Nortel Networks' right to audit PAYG Equipment shall terminate once such PAYG Equipment is [***].

5.0      ADDITIONAL OBLIGATIONS

         5.1 Notwithstanding anything in Section 23.4 of the Agreement, Buyer or IFN Affiliate shall not pass title, assign, or grant any interest in Base [***] Equipment sold under this Schedule E to another entity until the final payment for such Base [***] Equipment has been made. In those instances where Buyer or IFN Affiliate has purchased Base [***] Equipment under this Schedule E and Buyer or IFN Affiliate desires to assign or grant any interest in any Base [***] Equipment to another entity prior to the final payment for Base [***] Equipment, Buyer or IFN Affiliate shall request Nortel Networks' prior written approval of such assignment. In the event such assignment is approved by Nortel Networks, Nortel Networks shall immediately invoice Buyer or IFN Affiliate for any remaining unpaid Base [***] Equipment and such invoice shall be paid pursuant to Section 6, Terms of Payment, of the General Terms & Conditions.

         5.2 Title for PAYG Equipment shall transfer to Buyer or IFN Affiliate when the final payment for such PAYG Equipment has been made.

         5.3 Buyer or IFN Affiliate's obligation to pay for Base [***] Equipment and the prohibition set forth in Section 5.1 above shall survive any termination of this Agreement until final payment has been made for such Base [***] Equipment. If the Agreement terminates or expires ("Termination Date") for any reason whatsoever, Buyer or IFN Affiliate shall within [***] ([***]) [***] of such Termination Date complete payments for the Base [***] Equipment whether or not such Base [***] Equipment is [***].


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                      EXHIBIT M,
                                                              SCHEDULE F, PART 1
                                                                     PAGE 1 OF 1


                               SCHEDULE F, PART 1

                                OPTICAL PRODUCTS

                         INSTALLATION AND TEST SERVICES

Nortel Networks shall provide Buyer all Engineering, Installation and Test services for all Nortel Networks/Buyer Optical Network projects. This service is offered for all builds consisting of no less than one (1) Network Element (NE).

The scope of services are defined and governed by the Scope of Work set forth in Schedule F, Part 2. Any Engineering, Installation and Test services, which deviate from such Scope of Work, may be performed upon mutual agreement of the parties and shall be subject to additional negotiated charges.

Buyer must provide a minimum of four (4) weeks notice of the build prior to the start of any installation. Buyer must supply Nortel Networks' Engineering, Installation and Test teams adequate and reasonable time to complete each job required.

Equipment is assumed to be delivered to a Buyer controlled warehouse. Warehousing and transportation of equipment to Buyer's designated sites is not included but may be provided at an additional negotiated charge.

Engineering services shall be calculated at a rate of [***] ([***]%) percent of the total Nortel Networks Equipment price per quoted project. Installation and Test services shall be calculated at a combined rate of [***] ([***]%) percent of the total Nortel Networks Equipment price per quoted project.

Notwithstanding the foregoing, Buyer shall have the option of contracting such Services from other providers. Should Buyer elect to use outside providers, Nortel Networks shall provide to Buyer a [***] ([***]%) percent engineering management discount of Nortel Networks' Equipment and a [***] ([***]%) percent installation and test discount for Installation and Testing. Each proposal quoted shall provide such discount at time of Order. An Order for Equipment Only, matching the value of the above mentioned proposal shall be issued to Nortel Networks.

Should Buyer require Nortel Networks to provide Engineering Services for any given project after the discount has been provided, Buyer will issue a supplementary Order for [***] ([***]%) percent, plus [***] ($[***]) dollars per frame associated with the project for "1 Lot" of IRM Materials. This IRM material is for materials to mount and power each bay. It is not intended to include additional cable and ladder rack, panduit, conduit or fiber troughs. These materials may be provided at an additional fee.

Should Buyer require Nortel Networks to provide Installation Services for any given project after discount has been provided, Buyer shall submit a supplementary Order for [***] ([***]%) percent of Equipment as indicated in the original proposal.


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                      EXHIBIT M,
                                                              SCHEDULE F, PART 2
                                                                    PAGE 1 OF 12


                               SCHEDULE F, PART 2
                                OPTICAL PRODUCTS
                          ENGINEERING AND INSTALLATION
                       SCOPE OF WORK FOR OPTICAL NETWORKS

1.0      GENERAL DESCRIPTION

         The following sections outline the Scope of Work ("SOW") for Nortel Networks' Engineering and Installation Services of Optical Equipment in the Buyer's site ( Central Office / CEV / Hut / Buyer Premise). This SOW will govern all Engineering Packages and Installations performed by Nortel Network's personnel for Buyer.

         1.1  ENGINEERING

         Generate custom site installation documentation package with:

1. Site specific installation details, Front Equipment, Shelf Layout, and Network Configuration. DSX, Power and Timing (ESI) Assignments.
2.       Cable running list and Equipment Inter-connect drawings.
3. Project coordination and Engineering telephony consultation through project completion.
4.       Updating paper copies of the Customers Office records.
5.       Does not include Updating Customer Electronic Database.

         1.2  INSTALLATION:

1. Perform all Installation activities per the Nortel Networks Publications(NTP) and the Nortel Networks Installation Quality Manual (IQM-01).
2. Nortel Networks personnel will review with the Buyer's personnel, prior to the installation, all aspects of the installation activities and define details of inter-company procedures and SOW changes.
3. Nortel Networks' personnel will adhere to Buyer's ENGINEERING/INSTALLATION GUIDELINES as defined in paragraphs A-L of this SOW.
4.       Perform Installation and test, in general this will include:

         A.  SITE ACCESS/NOC REQUIREMENTS

         1. All site access shall be arranged/coordinated through Buyer's Engineering and/or Operations NOC. NOC : 1-800-374-2350

         2. Contractor shall contact Buyer's NMC immediately upon entrance into any site at which equipment is to be installed or work is to be done. Reason for access must be given.
                  NMC : 1-800-374-2350
         3. Contractor shall contact Buyer NOC just prior to leaving any site at which equipment installation or work is being done or
                  has been completed.     NMC : 1-800-374-2350
         4. Upon leaving a site, a brief status shall be given to NMC on work completed, work remaining to complete the job at that site, and approximate time the contractor will return to complete the work at that site, for each job. NMC:
                  1-800-374-2350


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                      EXHIBIT M,
                                                              SCHEDULE F, PART 2
                                                                    PAGE 2 OF 12
         5. When leaving a site, the Contractor shall provide NMC any critical information, which would be needed by anyone other than the contractor.

                  This should include items such as: 1) 72-Hour test in progress, Test-set not to be touched. 2) Loose cabling, fiber, or other items on which installation may not be completed. 3) Rack not mounted, loose, or installation incomplete. 4) Reason for site not being left clean or unorganized, Etc. Also, signs should be used when necessary to warn others entering the site of this type of information. NOC : 1-800-374-2350
         6. Contractors, which perform work, must at all times make Buyer NMC aware of the work, which is proceeding.
         7. It is Buyer's requirement that all Fiber, and Power work be coordinated in advance, and must be performed during Maintenance hours: 00:01-06:00 hours. This includes any work, which requires the FDP to be opened/accessed, or any power work, which could possibly affect live traffic on the system.
         8. Any type of work which could possibly affect live traffic on any system, must be coordinated in advance with Buyer Engineering and Operations, and performed during planned maintenance hours: 00:01-06:00 hours.

         B.  BAYS/RACKS

         1. All bays/racks shall be both top and bottom supported, and isolated from floor support and top support using appropriate hardware.
         2. All bays/racks shall be squared and leveled. Unleveled bays will require shims to correct.
         3. All bays/racks shall be labeled designating correct RR #. Labeling shall conform to CO standard.
         4. All equipment racks/frames shall be properly grounded using frame ground connection at top of bay(s) and/or relay rack(s). The frame ground will be cabled to the MGB, when available, or grounded to CO aisle ground using a C-tap and proper crimp tool. The C-tap will be protected with a plastic cover. The Engineer shall specify the grounding technique.
         5. Cable brackets (standoffs) shall be used for cable management where necessary. The Engineer shall specify the technique.
         6. Standard 7' x 23" aluminum or steel relay racks painted Newton gray shall be used unless specified otherwise.
         7. Nortel bays equipped with rear access "ironwork" shall use lacing cord (9-cord) on all DS3 cables. Fiber paper shall be used to protect cables from ironwork screws.
         8. Testing shall be done on both A and B power feeds for redundancy on 100% of new bays and/or equipment shelves. The A and B feeds will be checked separately, by switching off the A breaker, back on, then switching off the B breaker, and then back on, to ensure that each bay/shelf (all equipment contained therein) maintains complete functionality to all respective parts while receiving A and B power feeds both separately and together.



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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                      EXHIBIT M,
                                                              SCHEDULE F, PART 2
                                                                    PAGE 3 OF 12
         C.  POWER CABLE/GROUNDING

         1. All LIVE Power work/cuts must be performed during approved maintenance hours, and scheduled in advance, with Buyer Engineering, along with Operations approvals. It is not permitted to access any live power systems during normal operating hours.
         2. RED 6 AWG stranded cable shall be used for -48VDC power, unless cable run is greater than 60 feet. 4 AWG shall be used in the case that the run is greater than 60 feet, unless specified otherwise.
         3. BLACK 6 AWG stranded cable shall be used for all battery return cabling, unless cable run is greater than 60 feet. 4 AWG shall be used in the case that the run is greater than 60 feet, unless specified otherwise.
         4. GREEN 6 AWG cable shall be used for frame grounding unless specified otherwise.
         5. Testing shall be done on both A and B power feeds for redundancy on 100% of new bays and/or equipment shelves. The A and B feeds will be checked separately, by switching off the A breaker, back on, then switching off the B breaker, and then back on, to ensure that each bay/shelf (all equipment contained therein) maintains complete functionality to all respective parts while receiving A and B power feeds both separately and together.
         6. Double-holed, crimped lugs shall be used unless specified otherwise.
         7.       NO-OX shall be used on all Ground and Power terminations.
         8. Heat shrink shall be used on all lugs/connectors unless specified otherwise.
         9. The main building ground and MGB cable shall be bonded using Cad-weld method.
         10.      All power cabling shall be labeled with C-tag type labels.
         11. All circuit breakers shall be labeled designating RR # using P-touch labels.
         12. Fiber paper shall be used to protect power cables from sharp and blunt edges of ladder rack/cable raceway or other obstacles.
         13. C-tap type connectors/splices shall be used when splicing smaller to larger power or grounding cables. C-tap's shall be protected using plastic cover. Split-bolt connectors may be used, but only if specified.
         14. Grounds shall be grouped as ground type on the MGB: All surge producers located on left side of MGB, absorbers and main building ground in center of MGB, and rack/frame grounds on right side of MGB.
         15. Main building ground shall have only one entrance into the building. This ground shall be connected to the center of the MGB. Main aisle ground shall be used for rack/equipment grounds where specified.

         D.  NODES/TERMINALS

         1.       All nodes/terminals or other equipment shelves shall be
                  properly bonded to the equipment rack/frame.
         2.       Testing shall be done on both A and B power feeds for
                  redundancy on 100% of new bays and/or equipment shelves. The A and B feeds will be checked separately, by switching off the A breaker, back on, then switching off the B breaker, and then back on, to ensure that each bay/shelf (all equipment contained therein) maintains complete


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                      EXHIBIT M,
                                                              SCHEDULE F, PART 2
                                                                    PAGE 4 OF 12



                  functionality to all respective parts while receiving A and B power feeds both separately and together.
         3. At a minimum, all node/terminal covers shall be labeled with the NE number, relay rack, shelf number, destination or system name. Additional remarks may be listed on the cover as specified by Engineer. Additional remarks may include DWDM frequencies for that NE, OC or STS tributary path designation, or others as specified by Engineer. 3/8" P-Touch labels shall be used.
         4. The NE number shall also be labeled within the shelf separate from the NE cover in order to prevent any misplacement of covers on wrong NE shelves.
         5. The NE number shall also be labeled on the rear of the shelf using 1" P-Touch label to allow NE identification from the rear.
         6. Tx/Rcv Modules for all Optics (G1/G2, EB/WB, etc.) shall be labeled to designate G1/G2 (ADM or Terminal), or EB/WB (Regen) and site destination (ex: BHAM, ATL, DAL, etc.)

         E.  FIBERS

         1. All work requiring FDP access, must be performed during approved maintenance hours and scheduled in advance with Buyer Engineering and NOC/Operations approvals. It is not permitted to access any FDP containing live fibers during normal operating hours.
         2.       No tie wraps shall be used on fiber jumpers.
         3. All fiber jumpers shall be properly ran within the fiber raceway provided, or if required, new fiber raceway shall be installed.
         4. Fiber jumpers shall not be exposed. Spiral wrap should be used in areas between panduit and flex innerduct or where necessary.
         5. All fibers shall be labeled using 3M or comparable labeling method, designating NE #, Tx or Rcv, on both ends of fiber jumpers.
         6. There shall be no sharp bends or kinks in fiber, with a minimum bend radius of 2".
         7. All extra/slack fiber shall be stored in top of shelf, or in storage trays whenever necessary.

         F.  ATTENUATORS

         1. The Engineer shall specify attenuators used. Attenuator type may vary depending on the type system. Normally, fixed attenuators should be used.
         2. All attenuators shall be placed accordingly. All voa type attenuators shall be tied down and stored out of site on the equipment shelves or racks.
         3. Attenuators shall not be left hanging loose, causing excess tension on fiber jumpers.

         G.  DS3 CROSS-CONNECT PANELS

         1. Use Telect 010-0000-1401, 23" 24-position shelf, when available, unless specified otherwise.


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                      EXHIBIT M,
                                                              SCHEDULE F, PART 2
                                                                    PAGE 5 OF 12

         2. Use Telect 010-8401-0410, 6-hole DSX module, unless specified otherwise.
         3. All DSX panels shall be labeled with NE number, shelf number, channel number (if applicable), and destination.
         4.       All DSX slot numbers shall be labeled.

         H.  DS3 CABLES

         1. DS3 cables (mini-bundle) shall be tied to ladder rack/cable raceway using lacing cord (9-cord) unless specified otherwise.
         2. Nortel bays equipped with rear access "ironwork" shall use lacing cord on DS3 cables. Fiber paper shall be used to protect cables from ironwork screws. Cables shall be routed per Nortel NTP instructions.
         3. Service loops shall be included in cable runs on rear of cross-connect panels for maintenance purposes unless specified otherwise.
         4. Heat-shrink shall be used on butted cable sheath, and lacing cord (9-cord) running stitch used to tie cable to cross bar of the panels, unless specified otherwise.
         5. BNC center pins shall be soldered and/or crimped to the center conductor as specified by the Engineer.
         6. All DS3 cables shall be labeled as IN or OUT and with DS3 slot number. All cables shall be labeled using tie-wrap flag-tags.
         7. Fiber paper shall be used to protect all cables from sharp edges of ladder rack or other obstacles.

         I.  LABELING

         1. Labeling shall be done using Brother P-touch type labeler or comparable, using white background with black lettering tape, unless specified otherwise.
         2. No stenciling shall be used, EXCEPT on the relay rack/bay frame floor supports to designate location, unless specified otherwise. Style should conform to CO standard.
         3. All nodes/terminals shall be labeled with NE, RR, and shelf numbers as well as the destination and/or system name. Additional remarks may be listed on the cover as specified by Engineer. Additional remarks may include DWDM frequencies for that NE, OC or STS tributary path designation, or others as specified by Engineer. 3/8" P-Touch labels shall be used.
         4. C-tags attached with lacing cord (9-cord) shall be used to designate all power cabling.
         5. Tie-wrap flag-tags shall be used on all CNET, STS, and DS3 cables to designate those cables.
         6. DC power circuit breaker positions shall be labeled on the BIP panels as well as on the BDFB (Power distribution panel).
         7. The NE number shall also be labeled within the shelf separate from the NE cover in order to prevent any misplacement of covers on wrong NE shelves.
         8. The NE number shall also be labeled on the rear of the shelf using 1" P-Touch label.


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                      EXHIBIT M,
                                                              SCHEDULE F, PART 2
                                                                    PAGE 6 OF 12

         9. On each set of Optics Circuit Packs, (Transmitter and Receiver pair), Group name and direction shall be labeled on each individual circuit pack. (ex. G1 Tx ATL, G2 Rx BHM for ADM/Terminal or EB/WB Tx/Rcv BHM/ATL for Regen, etc.)
         10. All fibers shall be labeled using 3M or comparable labeling method, designating NE #, Tx or Rcv, on both ends of fiber jumpers.

         J. EQUALIZATION

         1. Perform all Equalization of DWDM Transmitters on Nortel Optically Amplified systems as described in appropriate NTP's.

         K. IN BAY TESTING

         1.       Verify continuity on all external cabling
         2.       Audible and Visual alarms to aisle terminal strip / alarm bay
         3        Optical fibers to Fiber Patch Panel
         4.       DSX 3 circuits to DSX Patch Panel
         5.       External Sync (ESI) to Bits Clock  Panel
         6.       Power-up bay verifying each load for "A" and "B" feeds to
                  Power Source per NTP procedures
         7.       Data-fill each Network Element System.

         L. END-TO-END SYSTEM LINE UP AND TEST

         1. Verify Transmission signals for all equipped circuits between each Network Element site
         2. Optical fibers from Optical transmit card to Optical receive card
         3.       DSX 3 circuits from DSX Patch Panel to DSX Patch Panel
         4.       External Sync (ESI) to Bits Clock  Panel
         5.       Ensure shelf clock setting is valid
         6.       Test the status of the CNET and LAPD communications
         7.       Force database backups for each network element
         8.       Checks for traps and/or swers
         9.       Perform test procedures per NTP
         10.      Complete 72 Hour Error Free BER Test.

         1.3  ACCEPTANCE

         In order to issue Nortel Networks an Installation Complete Notice ("ICN"), Nortel Networks and Buyer will complete site inspections and must complete the Buyer's POST ENGINEERING ACCEPTANCE punch list.


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                      EXHIBIT M,
                                                              SCHEDULE F, PART 2
                                                                    PAGE 7 OF 12


ITC/\DELTACOM ENGINEERING
POST INSTALLATION ACCEPTANCE
(INSTALLATION CONTRACTOR TO USE THIS FORM AS A JOB PUNCH LIST)

Site: _____________________

Date: _____________________

System Description: ______________________________

Installation Contractor: _________________________

BAYS

       _____ Placement is correct, as stated within the Engineering requirements
       _____ Leveled as necessary
       _____ Top supported correctly
       _____ Bottom supported correctly
       _____ Isolated correctly, top and bottom
       _____ Labeled correctly with RR designation
       _____ Frame grounded correctly

NODES/TERMINALS

_____ Node cover labeled with correct NE #, RR, shelf #, and destination/system name
_____ Node shelf is labeled with the correct NE # above slots 1,2 on Nortel label
_____ Equipment shelf is correctly bonded to rack/frame

POWER CABLE/GROUNDING

       _____ RED 6 AWG (min) cable used for -48VDC
       _____ BLACK 6 AWG (min) cable used for battery return
       _____ GREEN 6 AWG (min) cable used for frame grounding
       _____ Correct Lugs and Heat shrink used on all power and ground cabling
       _____ Bare wire not visible on any power or ground cables
       _____ Power cabling correctly labeled
       _____ A & B circuit breakers labeled on BIP panel designating breaker position
       _____ Fiber paper used to protect cabling where necessary
       _____ C-taps connections correctly installed and protected
       _____ Frame grounds correctly positioned on MGB

FIBERS/ATTENUATORS

       _____ Fiber jumpers correctly ran in protected enclosure from fiber equipment to FDP
       _____ Fiber jumpers not exposed
       _____ Fiber slack placed in storage trays or panduit (Do not store fiber slack in panduit)
       _____ Fiber jumpers have no sharp bends or kinks, with a minimum bend radius of 2"


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                      EXHIBIT M,
                                                              SCHEDULE F, PART 2
                                                                    PAGE 8 OF 12


       _____ Attenuators correctly placed and properly secured

DS3 CROSS-CONNECT PANELS

       _____ Correct type panels and modules used
       _____ Panels installed and placed correctly
       _____ Panels labeled with correct NE#
       _____ Individual DSX3 modules labeled with Group ID and slot, ex. G9-3


DS3 CABLES

       _____ Lace used, no cable tie-wraps (No cross-stitches, please)
       _____ Cables properly routed and tied to ladder rack/cable raceway using correct CO method
       _____ Cables protected from obstacles as necessary using fiber paper
       _____ Service loops provided on rear of cross-connect panels
       _____ Correct BNC type used
       _____ DS3 cable BNC terminations properly crimped and seated

LABELING

       _____ Correct label type used (Brother P-touch type or comparable, should match CO standard)
       _____ Bays labeled designating RR # using stenciling or CO standard
       _____ All nodes/terminal shelves labeled with NE, RR, shelf # and system name or description
       _____ Power cabling correctly labeled using C-tags, A and B feeds designated
       _____ DS3 cabling labeled using flag-tags or labels designating IN and
             OUT and group #
       _____ All CNET, STS, DS3 and misc. cabling labeled using flag-tags or labels
       _____ DC Power circuit breaker positions labeled on the bay BIP panel and on BDFB; A and B
       _____ NE shelf labeled separately from cover above slots 1,2
       _____ NE shelf optics groups labeled correctly; G1/G2, Tx/Rx, and destination abbr.
       _____ DSX panels correctly labeled designating NE, RR, position, and all slot #'s for NE
       _____ Fiber Jumpers correctly labeled designating NE #, Tx or Rcv, on both ends.

NOTES/COMMENTS:



                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                      EXHIBIT M,
                                                              SCHEDULE F, PART 2
                                                                    PAGE 9 OF 12
ITEMS TO BE COMPLETED:

System not to be accepted/signed off until Contractor completes all required work including any clean-up work that remains to meet ITC/\DeltaCom Engineering requirements.

ADDITIONAL WORK PENDING:  ___ YES    ___ NO


IF ADDITIONAL WORK PENDING (THIS WORK, IF ANY, TO BE LISTED ON SITE CHECK SHEET), DATE TO BE COMPLETED BY: ___________________________

INSTALLATION CONTRACTOR: _____________________     DATE: _______________________


Engineering Sign-Off: (To be completed only after all install work completed):

ITC/\DeltaCom Project Engineer:  ____________________   Date:  ________________

SYSTEM DRAWINGS GIVEN TO OPERATIONS:  ___ YES   ___ NO: DATE OPERATIONS
RECEIVED: ____________

SPARES GIVEN TO OPERATIONS:  ___ YES   ___ NO: DATE OPERATIONS RECEIVED:
___________________


Operations Sign-Off:

OPERATIONS MANAGER: _________________________      DATE: _______________________


DATE SYSTEM INSTALLATION COMPLETED: _______________________

72-HOUR BER SYSTEM TEST COMPLETED:  ___ YES   ___ NO
IF NOT COMPLETED, DATE EXPECTED TO BE COMPLETED:  ___________________


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                      EXHIBIT M,
                                                              SCHEDULE F, PART 2
                                                                   PAGE 10 OF 12


2.0      NORTEL NETWORKS' OBLIGATIONS

         With respect to any Services provided as part of this Agreement, Nortel Networks shall be responsible for the following:

1. Providing all necessary tools and test equipment required for the equipment installation.
2. Perform general site clean up to assure the sites are in a neat and "broom clean" condition following the completion of daily work activities.
3.       Provide security measures under the Buyer's Policies
4. All long distance telephone service usage will be covered via Nortel Networks' long distance carrier's calling card agreements.

3.0      ITEMS EXCLUDED FROM THIS SOW

1. Nortel Networks' Installation personnel shall not repair Equipment, whether or not the Equipment requiring repair is in warranty. Such repair shall be performed according to Nortel Networks' Standard Repair and Return Procedures.
2. Any engineering or re-engineering of existing equipment, whether previously supplied by Nortel Networks or by another vendor.
3. Any and all items which are not specifically described within this SOW as being provided by or the responsibility of Nortel Networks.
4. Direct attachment of AC wires to circuits other than through an UL-approved connectorized electrical outlet or other work requiring an electrician.

4.0      DEFINITION OF WARRANTY

         Nortel Networks guaranties all labor to be free from defects and operate as contracted for a period of [***] ([***]) [***], from the date of installation completion. If the product fails to operate as specified within the warranty period, the Customer shall contact Nortel Networks' Technical Support.

5.0      ITC/\DELTACOM'S OBLIGATIONS

         If, Buyer elects to have Nortel Networks provide these Services, it is the obligation of ITC to provide these guidelines to the Nortel Networks Project Manager prior to installation. With respect to any Services provided as part of this Agreement, ITC DeltaCom shall be responsible, at no charge to Nortel Networks, for the following:

1. Providing site access, pass, badges and escort (as required) to Nortel Network at such times as mutually agreed.
2. Provide storage area for all equipment & material for delivery to site at the agreed to Installation start date.
3. If Installation activities are suspended due to the site not being ready, or changes to the scope of the job, Buyer will notify Nortel Networks' field management when Installation may re-commence. Two week's notice is required by Nortel Networks' field management in order to allow scheduling of personnel. In this case, a re-mobilization charge of [***]($[***]) dollars


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                      EXHIBIT M,
                                                              SCHEDULE F, PART 2
                                                                   PAGE 11 OF 12

         per Field Technician will apply which is in addition to all costs contained herein. Corresponding changes will also be made to the schedule for completion of the job.
4. Quote assumes all Buyer facilities are ready and available at the start of installation. Should the unavailability of facilities cause Nortel to halt installation, a [***] ($[***]) dollars per Field Technician restart fee covering the additional travel costs will be charged. (Facilities: building access, outside plant connections between sites fiber/copper)

5. Installation work performed outside this SOW will be charged at a negotiated rate per hour plus expenses if performed Monday-Friday 8am-5pm. Also, delays outside of Nortel Networks' control that impede the progress of the installation will be charged at this rate. These items to be discussed and signed off by the Buyer appointed primary contact.
6. Providing reasonable security and storage facilities at Buyer's expense as appropriate for equipment and tools used by Nortel Networks, as set forth in the General Terms & Conditions.
7.       Providing access to washroom facilities twenty-four (24) hours a day.
8.       All sites meet OSHA requirements.
9.       All sites are to be accessible by two (2) wheel drive vehicle.
10. One Buyer representative will be assigned to the work site for security purposes unless agreed to and signed off by the Customer.
11. Buyer is to make telephone service available at all sites for maintenance communications prior to, the start, and throughout the duration of Nortel Networks' installation activity in case of medical emergencies.
12. Buyer is to provide unimpeded access to all on Business Days during Business Hours.
13.      Buyer is to arrange for110 VAC power at all sites during installation.
14. If Engineering activities are suspended due to the site being cancelled, or changes to the scope of the job, Buyer will notify Nortel Project Engineer within twenty-four (24) hours. Buyer shall be charged for the Engineering cost incurred for the work activity completed plus a [***] ($[***]) dollars cancellation fee for any time and expense for travel incurred for the cancelled site.

6.0      GENERAL WORK ASSUMPTIONS

         This Agreement is based on the following assumptions:

1. All work activity will be performed during the Business Hours of each Business Day. Hours worked outside Business Hours and/or above 8 hours will be charged at one and one half (1.5) times the rate Monday thru Friday, Saturdays double time and Sundays & Holidays triple time.
2. Nortel Network requires a two week lead time notification to secure resources.
3. Any Buyer supplied equipment is installed and ready for use as required. 4. NORTEL NETWORKS' PRICES ARE BASED ON ITS USE OF NON-UNION LABOR AT ALL SITES. WHEN REQUIRED, UNION LABOR WILL BE PROVIDED AT AN ADDITIONAL COST TO BUYER.
5. Buyer is to make telephone service available at all sites for maintenance communications prior to, the start, and throughout the duration of Nortel Networks' installation activity in case of medical emergencies.


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                                      EXHIBIT M,
                                                              SCHEDULE F, PART 2
                                                                   PAGE 12 OF 12

6. Buyer is to provide unimpeded access to all sites during Business Hours on Business Days.
7.       Buyer is to arrange for 110 VAC power at all sites during installation.
8. One individual shall be designated as Nortel Networks' point of contact; this individual shall have final say in all matters.
9. Bays to be mounted on concrete floors. Raised floors may result in additional charges.
10.      There are no asbestos floor and ceiling tiles.
11. All environmental conditions meet Nortel Networks' requirements of which Buyer shall be given written notice as soon as practicable.
12.      Unobstructed access for delivering equipment to the site location.
13. No additional OEM equipment or hardware to be installed, moved, or removed other than what is listed in the agreed Scope of Work.
14.      Any Changes to the Scope of Work will require additional charges.
15.      No Installation Related Material (IRM) included.
16. All work performed requires only standard installation tools and test equipment.


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                           EXHIBIT M, SCHEDULE G
                                                                     PAGE 1 OF 6


                                   SCHEDULE G
                                OPTICAL PRODUCTS
                             [***] NETWORK OVERBUILD

1.0      DESCRIPTION

         In consideration of Buyer's Commitment, Nortel Networks shall offer to overbuild Buyer's network as listed below with [***].[***]. Such overbuild will be completed prior to[***].

         Nortel Networks shall provide [***] and [***] equipment, as well as common equipment and IRM materials to mount the [***]for each overbuild. Such Equipment will interface with Buyer's existing optical rails consisting of [***] and [***] spaced to accommodate Nortel Networks'[***]. Nortel Networks shall engineer and provide Equipment required to condition the fiber for [***]such as [***]on Nortel Networks MOR and MOR Plus rails. Buyer shall be responsible for ensuring that any non-Nortel Networks optical rails will be [***] ready.

         The following twelve networks will be overbuilt ("Overbuild Project") as part of this offer:
         1. [***]
         2. [***]
         3. [***]
         4. [***]
         5. [***]
         6. [***]
         7. [***]
         8. [***]
         9. [***]



                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                           EXHIBIT M, SCHEDULE G
                                                                     PAGE 2 OF 6

         10. [***]
         11. [***]
         12. [***]


2.0  NORTEL NETWORKS' SERVICES

         Nortel Networks shall provide full Engineer, Furnish and Install ("EF&I") Services for the Overbuild Project. Such services include Project Management, Engineering and Installation.

         2.1      PROJECT MANAGEMENT
         Nortel Networks, [***], will provide a full time Project
         Manager dedicated to the successful implementation of such Overbuild Project.

         THE PROJECT MANAGER RESPONSIBILITIES WILL INCLUDE:

o        Prime liaison of all Equipment and Service issues related to overbuild.
o Coordinate and track all shipments of materials to ensure timely delivery with Nortel Networks' sales engineer and account relationship prime.
o Working with Buyer and Nortel Networks engineering to coordinate and facilitate all site surveys.
o Working with Buyer and Nortel Networks' engineering to ensure timely and accurate engineering packages, including review and approval of those packages.
o Working with Buyer's NMC to schedule all installation and test activity.
o Working with Nortel Networks installation team to coordinate and direct all Installation Activities and ensure that all Nortel Networks' installation personnel strictly adhere to Buyer's installation doctrine (as described in Schedule F).
o Working with Nortel installation team to ensure the system passes Buyer's required 72 hour BER test.
o After system testing, obtain acceptance signoff from Buyer for each system.
o Working with Buyer to ensure routes with both Nortel Network's equipment and other vendor's equipment, are successfully implemented and tested.

     2.2 NORTEL NETWORKS ENGINEERING

         In consideration of Buyer's Commitment, Nortel Networks, [***], shall provide Engineering Services for the Overbuild Project. The Engineering Service provided for the Overbuild Project will be done in accordance to the Engineering Scope of Work described in, this Product Attachment, in Schedule F, Part 2.

         ENGINEERING RESPONSIBILITIES WILL INCLUDE:

o Nortel Networks engineering shall coordinate all efforts with Nortel Networks' Project Manager.
o Nortel Networks engineering shall assist in the creations of any MOPs or CAPs needed to perform the Overbuild Project. These efforts shall be coordinated with Nortel Networks' sales engineering, Dedicated Engineer and the Buyer.
o Nortel Networks engineering shall work to answer any questions in assisting Nortel Networks installation in the timely build of this Network.


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                           EXHIBIT M, SCHEDULE G
                                                                     PAGE 3 OF 6

         2.3 NORTEL NETWORKS INSTALLATION AND TESTING
             2.3.1 NORTEL NETWORKS INSTALLATION

                  In consideration of Buyer's Commitment, Nortel Networks shall provide installation for the Overbuild Project[***]. The installation service provided for the Overbuild Project will be done in accordance to the Installation Scope of Work described in this Product Attachment, in Schedule F. Nortel Networks installation will work under the direction of the Nortel Networks' Project Manager.

                  Installation Responsibilities will include:

         o Nortel Network's installation crews shall be responsible for building all initial builds for the Overbuild Project
         o Nortel Networks may, at a quoted price, add and test any additional tributaries beyond the mutually agreed upon initial requirements.

         o Nortel Networks' installation teams will be responsible for any equalization of Nortel Networks' Optical Amplifiers as the [***]are added to each of the 12 networks.

              Nortel Network's personnel shall not work on any other vendor's equipment. Buyer shall be responsible for providing personnel expertise in any other vendor's equipment for interface and equalization of Nortel Networks' Equipment into the other vendor's equipment.

         2.3.2 NORTEL NETWORKS TESTING

         In consideration of Buyer's Commitment Amount, Nortel Networks shall provide testing for the Overbuild Project [***]. The testing Service provided for such Overbuild Project shall be done in accordance to the SOW in this Product Attachment, Schedule F and Nortel Network's NTP's. Nortel Networks testing shall work under the direction of the Nortel Networks Project Manager.

         Testing Responsibilities will include:

         o Nortel's Networks Testing crews shall be responsible for testing all initial builds for each of the twelve (12) networks listed above in Section 1.0.
         o Nortel Networks may, at a quoted price, test any additional tributaries beyond the mutually agreed upon initial requirements.

         2.3.3 ADDITIONAL ENGINEERING SUPPORT

         Nortel Networks, if requested, can provide quotations from the Professional Services organization should Buyer require additional Engineering support outside the SOW in Schedule F, Part 2 of this Product Attachment.

         2.3.4 WAREHOUSING

         Buyer shall provide warehousing space for all Equipment related to this Overbuild Project. Buyer shall grant access to Nortel Networks' personnel associated with this Overbuild Project on a mutually agreed upon schedule as coordinated between Nortel Network's Project Manager and Buyer's warehouse manager or representative.

3.0      PRICING AND PAYMENT SCHEDULE

         The pricing for each of these routes is based on the pricing discounts agreed to in the General Terms and Conditions in Exhibit G-1.


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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                           EXHIBIT M, SCHEDULE G
                                                                     PAGE 4 OF 6

         3.1 BASE INITIAL EQUIPMENT DEPLOYMENT

         "[***]Overbuild Network Equipment" shall mean Equipment including, the [***]and [***] equipment, Services as described in Section 2.1 through
         2.3.2 of this Schedule G, a set of Spares for each System (a spares set = [***]% of the quantity of any card deployed, rounded to the next higher increment) and any "[***] Equipment" such as [***]. The prices for these systems shall not exceed the pricing in the following schedule:

                              --------------------------------------------------
---------------------------   Full        1st        2nd        3rd        4th
System   Route                Price      [***]%     [***]%     [***]%     [***]%
--------------------------------------------------------------------------------
   1     [***]               $[***]     $[***]     $[***]     $[***]     $[***]
   2     [***]               $[***]     $[***]     $[***]     $[***]     $[***]
   3     [***]               $[***]     $[***]     $[***]     $[***]     $[***]
   4     [***]               $[***]     $[***]     $[***]     $[***]     $[***]
   5     [***]               $[***]     $[***]     $[***]     $[***]     $[***]
   6     [***]               $[***]     $[***]     $[***]     $[***]     $[***]
   7     [***]               $[***]     $[***]     $[***]     $[***]     $[***]
   8     [***]               $[***]     $[***]     $[***]     $[***]     $[***]
   9     [***]               $[***]     $[***]     $[***]     $[***]     $[***]
  10     [***]               $[***]     $[***]     $[***]     $[***]     $[***]
  11     [***]               $[***]     $[***]     $[***]     $[***]     $[***]
  12     [***]               $[***]     $[***]     $[***]     $[***]     $[***]

         3.1.1 TRIBUTARY EQUIPMENT FOR INITIAL DEPLOYMENT

         Buyer shall provide Nortel Networks a specific list of tributary requirements for the initial build for each of the twelve (12) networks listed above in Section 1.0 no later than twenty (20) weeks prior to the mutually agreed upon in-service date for each of those rings. If Buyer fails to provide specific requirements, Nortel Networks shall Order [***] tributaries with [***] nm interoffice optics and a subtending [***] Lite equipped with [***] ([***]) [***].

         3.1.2 IRM EQUIPMENT

         IRM equipment required will be determined at the time of the site survey. It will be ordered separately upon completion of the Engineering Package. A charge of [***]($[***]) dollars per [***]frame associated with the project for "1 LOT" of IRM Materials has been included in the price of the [***]Overbuild Network Equipment, described in Section 3.1 above. Such IRM material is for materials to mount and power each bay and does not include additional cable and ladder rack, panduit, conduit or fiber troughs, which may be provided for an additional fee.

         3.1.3 [***]PURCHASE ORDER

         Buyer will issue Nortel Networks a [***] ($[***]) dollar Order to initiate the Overbuild Project. [***].

         3.1.4 INVOICING AND PAYMENT OF BASE INITIAL EQUIPMENT

         Nortel Networks shall invoice Buyer individually for each of the twelve
         (12) overbuild network routes listed in Section 1.0 above as quoted above in Section 3.1 [***]. [***]



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                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMENT
                                                           EXHIBIT M, SCHEDULE G
                                                                     PAGE 5 OF 6

         [***]

         "[***] Increment" shall mean any tributary mix of [***] or [***] equaling a total tributaries usage of [***] on any NE in a particular network.

         [***]

         Example: [***]


         3.1.5 INVOICING AND PAYMENT OF TRIBUTARY AND SUBTENDING EQUIPMENT

         Increments, tributary and subtending Equipment is not included in the price for [***] Overbuild Network Equipment. Payment for such increments, tributary and subtending Equipment shall be pursuant to
         Section 6, Payment Terms, of the General Terms and Conditions.

         3.1.6 PRODUCT CREDITS
                  [***].



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

                                                       AGREEMENT NO. ITC2000NPPA
                                                      OPTICAL PRODUCT ATTACHMETN
                                                           EXHIBIT M, SCHEDULE G
                                                                     PAGE 6 OF 6

4.0      NETWORK AUDITING

         Nortel Networks reserves the right to audit Buyer's Overbuild Project for the purpose of [***] the system. Such audits shall be conducted at a mutually agreed upon time and Buyer shall allow a Nortel Networks representative to log into the system remotely, through the Buyer's [***] Management System or through physical inspection to determine the number of [***] equipped on each [***] of that route to track and ensure Buyer [***]. Nortel Networks' right to audit the Overbuild Project shall terminate once such Overbuild Project has been completed and the final payment has been made.

5.0      ADDITIONAL OBLIGATIONS

         5.1 Notwithstanding anything in Section 23.4 of the General Terms and Conditions, Buyer shall not pass title, assign, or grant any interest in [***]Overbuild Network Equipment sold under this Schedule G to another entity until the final payment for such [***] Overbuild Network Equipment has been made. In those instances where Buyer has purchased [***]Overbuild Network Equipment under this Schedule G and Buyer desires to assign or grant any interest in any [***]Overbuild Network Equipment to another entity prior to the final payment for [***]Overbuild Network Equipment, Buyer shall request Nortel Networks' prior written approval of such assignment. In the event such assignment is approved by Nortel Networks, Nortel Networks shall immediately invoice Buyer for any remaining unpaid [***]Network Overbuild Equipment and such invoice shall be paid pursuant to Section 6, Terms of Payment, of the General Terms and Conditions.

         5.2 Title for [***]Overbuild Network Equipment shall transfer to Buyer when the final payment for such [***]Overbuild Network Equipment has been made.

         5.3 Buyer 's obligation to pay for [***]Overbuild Network Equipment and the prohibition set forth in Section 5.1 above shall survive any termination of this Agreement until final payment has been made for such [***]Overbuild Network Equipment. If the Agreement terminates or expires ("Termination Date") for any reason whatsoever, Buyer shall within [***]([***]) [***] of such Termination Date complete payments for the [***]Overbuild Network Equipment whether or not such [***] Overbuild Network Equipment is [***].



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

                                                          Agreement No. ITC2000N
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                                    Page 1 of 10

                               PRODUCT ATTACHMENT
                                    EXHIBIT N
                               SWITCHING PRODUCTS

1.       INCORPORATION BY REFERENCE

         This Product Attachment, EXHIBIT N, Switching Products is attached to and made a part of the Network Products Purchase Agreement dated November 8, 2000, between ITC/\DeltaCom Communications, Inc., Interstate FiberNet, Inc., and Nortel Networks, Inc. ("General Terms & Conditions"). The terms and conditions provided below supplement the General Terms and Conditions only with respect to the specific Products set forth in this EXHIBIT N (including any future Products that may be added to this EXHIBIT N). To the extent any of the terms and conditions set forth in this EXHIBIT N conflict with any terms or conditions in the General Terms & Conditions, the terms and conditions of this EXHIBIT N take precedence over any such conflicting terms and conditions in the General Terms & Conditions, as such terms and conditions apply to the Switching Products.

2.       DEFINITIONS

         For purposes of this Product Attachment all capitalized terms, which are defined in EXHIBIT A of the General Terms & Conditions, DEFINITIONS, shall have the same meaning in this Product Attachment. In addition the following will apply to this Product Attachment:

3.       SCHEDULES

         The following Schedules which are attached hereto are an integral part of the Product Attachment and are incorporated herein by reference:

         Schedule A    -    Products, Prices, and Fees
         Schedule B    -    Services and Charges
         Schedule C    -    Delivery
         Schedule D    -    Documentation
         Schedule E    -    Maintenance Service Agreement
         Schedule F    -    Translations Support Service Agreement
         Schedule G    -    TIA

4.       SCOPE

         This section is in addition to Section 1,SCOPE of the General Terms and Conditions.

         4.1 Buyer may issue Orders for the following Products and/or Services in order to satisfy the Commitment Amount. The IFN Affiliates, as defined in the General Terms & Conditions, EXHIBIT A and set forth in EXHIBIT E, may purchase any of the following Product.


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

                                                          Agreement No. ITC2000N
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                                    Page 2 of 10

                  4.1.1 In the event that Buyer sells, assigns, transfers or conveys (i) any of the DMS-500 Satellite Remotes as described in the attached Schedule A, Part I, during the Commitment Period and/or (ii) an Affiliate, as set forth in EXHIBIT E of the Agreement, which has purchased any of the DMS-500 Satellite Remotes described in Schedule A, Part I, Buyer shall pay to Nortel Networks the difference between the purchase price of the Host Switch and the purchase price of the DMS-500 Satellite Remote, as set forth in Schedule A, Part I. Nortel Networks shall invoice and Buyer shall pay the difference in full thirty (30) days from the date of invoice.

                  4.1.2 Buyer may issue an Order for the DMS-500 Satellite Remote SN as described in the attached Schedule A, Part I,
                  Section 3.0 ("DMS-500 Satellite Remote SN"), for delivery and installation in the Buyer's facilities to be designated by the Buyer. The DMS-500 Satellite Remote SN shall be installed within a [***] ([***]) mile radius of a DMS-500 Host Office and must interface with a DMS-500 Host Office. Buyer shall pay the prices, fees and charges set forth in the attached Schedule A, Part I, Section 3.2, for the DMS-500 Satellite Remote SN. In the event that the DMS-500 Satellite Remote SN exceeds [***] [***] Ports, Buyer shall promptly notify Nortel of such occurrence, the DMS-500 Satellite Remote SN shall be redefined as a "DMS-500 Host Office SN" and Buyer shall pay an additional [***] Dollars ($[***]) in Software licensing fees for Software that was previously discounted based upon the DMS-500 being a DMS-500 Satellite Remote SN. Nortel Networks shall invoice, upon the occurrence of the DMS-500 Satellite Remote SN exceeding [***] [***] Ports, and Buyer shall pay the invoiced amount for the additional Software licensing fees in full within thirty (30) days from the date of the invoice.

                  4.1.3 Buyer may issue an Order for the DMS-500 Initial System (Core) as described in the attached Schedule A, Part I,
                  Section 2.0 ("DMS-500 Initial System"), for delivery and installation in the Buyer's facilities to be designated by the Buyer. Buyer shall pay the prices, fees and charges set forth in the attached Schedule A, Part I, Section 2.2, for the DMS-500 Initial System (Core).

                  4.1.4 Buyer may, during the Commitment Period, issue Orders for any Extensions and Add-On Ports described in the attached Schedule A, Part III, for delivery and installation in a DMS-500 Initial System purchased under this Product Attachment. Buyer shall pay the prices, fees and charges set forth in the attached Schedule A, Part III, for the Extensions and Add-On Ports.


                  4.1.5 Buyer may, during the Commitment Period, issue an Order for an Initial Remote Switching Center System ("Initial RSCS") or a Dual Remote Switching Center System ("Dual RSCS"), as described in the attached Schedule A, Part IV, Section 1.0, for delivery and installation in a DMS-500 Initial System purchased under this Product Attachment. Buyer shall pay the prices, fees and charges set forth in the attached Schedule A,
                  Part IV, Section 1.0, for the Initial RSCS and/or the Dual RSCS. For purposes of this Agreement, the RSCS shall be treated as an Extension.


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                          Agreement No. ITC2000N
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                                    Page 3 of 10

                  4.1.6 Buyer may, during the Commitment Period, issue Orders for the Optional Software Line Extensions and Add-Ons as described in the attached Schedule A, Part V, for delivery and installation in a DMS-500 Initial System purchased under this Product Attachment. Buyer shall pay the prices, fees and charges set forth in the attached Schedule A, Part V, for the Optional Software Line Extensions and Add-Ons.

         4.2 Buyer may issue Orders for the DMS-500 Optional Software described in the attached Schedule A, Part VIII, Section 1.0 and Part X, Section 1.0 ("DMS-500 Optional Software"), during the Commitment Period. With regard to the first DMS-500 Initial System purchased under this Product Attachment, Buyer may apply up to [***] Dollar ($[***]) DMS-500 Optional List Price Software Credit ("Credit") to the purchase of any DMS-500 Optional Software for only that first DMS-500 Initial System during the [***] ([***]) [***] after the date of installation for that first DMS-500 Initial System. Thereafter, all of the DMS-500 Optional Software ordered and installed upon that first DMS-500 during the initial [***] ([***]) [***] period of time following installation of the DMS-500 Initial System, shall become part of the DMS-500 Standard Software Features, as set forth in Schedule A, Part VII, for all DMS-500 Initial Systems subsequently Ordered hereunder by the Buyer. The Buyer shall forfeit any unused Credit. After the Buyer has used the entire Credit amount or the Credit has expired with respect to the first DMS-500 Initial System and for all other DMS-500 Initial Systems Ordered hereunder, Buyer shall receive a [***] percent ([***]%) discount on the prices, fees and charges set forth in the attached Schedule A, Part VIII, Section 1.0 and Part X,
                  Section 1.0, on any DMS-500 Optional Software Orders included with the Buyer's Order for a DMS-500 Initial System to which the DMS-500 Optional Software will be installed. Buyer shall receive a [***] percent ([***]%) discount on the prices, fees and charges set forth in the attached Schedule A, Part VIII,
                  Section 1.0 and Part X, Section 1.0, on any DMS-500 Optional Software Orders issued at any other time during the Commitment Period.

         4.3 Buyer may issue Orders for SS7 wired and equipped Interworking Trunk Ports ("IWT Ports") [***] during the Commitment Period for the DMS-500 Initial System (Core); the DMS-500 SuperNode will be eligible for installation of the IWT Ports [***]. Buyer's receipt of the IWT Ports is subject to the following terms and conditions:

                  4.3.1 The type of frame, which will be provided, is described in Schedule A, Part I, Section 2.1, paragraph e.

                  4.3.2 After Buyer has received its initial one (1) SS7 IWT frame, Buyer may order additional SS7 IWT frames as needed [***]. All IWT frames must be at a minimum of [***] percent ([***]%) capacity before ordering additional IWT frames.


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

                                                          Agreement No. ITC2000N
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                                    Page 4 of 10

                  4.3.3 Buyer shall be responsible for configuring all of the IWT Ports in specified frames and establishing a Common Language Location Identifier ("CLLI") name that includes the acronym of "IWT" for easy identification of the IWT Ports.

                  4.3.4 The IWT Ports shall be the sole and exclusive property of Nortel Networks and upon the sale of the associated DMS-500 Initial System, the IWT Ports shall be returned to Nortel Networks with the exception of [***] ([***]) IWT Ports which Buyer may keep.

                  4.3.5 Buyer shall commit to use the IWT Ports for the sole purpose of SS7 Interworking Trunk Ports on the respective DMS-500 Initial Systems. If Buyer uses the IWT Ports for any other purpose, including, but not limited to, using the IWT Ports for standard switching ports, Buyer shall immediately notify Nortel thereof. Upon the occurrence of such event, Nortel Networks shall invoice and Buyer shall pay the full invoiced amount of the extension port price for the ports used, as set forth in the Schedule A, Part II, Section 2.1, within thirty (30) days of the date of invoice. Buyer shall thereafter take ownership of the ports.

                  4.3.6 Nortel Networks shall have the right to poll and audit the IWT Ports in the Buyer's DMS-500 switching network during the Commitment Period.

         4.4. [***], Buyer may issue Orders for one (1) [***] Software Upgrade to the next consecutive Software load, per DMS-500 Initial System purchased under this Product Attachment during the Commitment Period.

5.       DMS-500 TESTBED

         5.1 For and in consideration of Buyer's commitment to purchase Products and/or Services of at least the Commitment Amount, Buyer may issue an Order for the DMS-500 Testbed, as described in the attached Schedule A, Part I, Section 8.0 ("DMS-500 Testbed"), for delivery and installation in the Buyer's facilities to be designated by the Buyer. However, the Buyer Affiliates, as defined in the General Terms and Conditions, EXHIBIT A and set forth in EXHIBIT E, shall not be entitled to purchase the DMS-500 Testbed hereunder. Buyer shall receive the DMS-500 Testbed for the Commitment Period, [***] subject to the following conditions:

                  5.1.1 Prior to and after the passage of title from Nortel Networks to the Buyer for the DMS-500 Testbed, Buyer shall use the DMS-500 Testbed for the sole and exclusive purpose of testing the features and/or services that Buyer wishes to deploy into its network and not for the purpose of generating and/or producing revenue. In the event that the Buyer, prior to and/or after the passage of title, places the DMS-500 Testbed into revenue generating service, Nortel Networks shall invoice and Buyer shall pay the full invoiced amount of [***] Dollars ($[***]), which amount shall equal the value


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

                                                          Agreement No. ITC2000N
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                                    Page 5 of 10

                  of the Software license to use the standard Software features installed upon the DMS-500 Testbed, which are described in the attached Schedule A, Part VII, Section 1.0 or Part IX, Section 1.0, plus the value of the Software license for any optional Software features, as described in the attached Schedule A,
                  Part VIII, Section 1.0 and Part X, Section 1.0, which are installed upon the DMS-500 Testbed, less any applicable discounts for the optional Software as set forth herein in
                  Section 3 (d), within thirty (30) days from the date of invoice.

                  5.1.2 Title to the DMS-500 Testbed shall remain vested in Nortel Networks until the earlier of (i) Buyer completing its purchase of the Products and/or Services totaling at least the Commitment Amount or (ii) Buyer paying for the DMS-500 Testbed as specified above in subsections (1) and (2). Upon the occurrence of either of these two conditions, title to the DMS-500 Testbed Equipment shall automatically transfer from Nortel Networks to Buyer and Nortel Networks agrees to provide the necessary and appropriate documentation evidencing said transfer and releasing any and/or all liens placed thereon by Nortel Networks.

                  5.1.3 In the event that, during the Commitment Period, title passes from Nortel Networks to Buyer for the DMS-500 Testbed and Buyer continues to use the DMS-500 Testbed for the sole and exclusive purpose of testing the features and/or services of the DMS-500 Testbed and not for the purpose of generating and/or producing revenue, Buyer may issue Orders for the new products applicable to Buyer's network, as described in Schedule A, Part II, to be installed upon the DMS-500 Testbed [***].

                  5.1.4 In the event that, during the Commitment Period, title passes from Nortel Networks to Buyer for the DMS-500 Testbed and Buyer continues to use the DMS-500 Testbed for the sole and exclusive purpose of testing the features and/or services of the DMS-500 Testbed and not for the purpose of generating and/or producing revenue, Buyer may issue Orders for optional Software, as described in Schedule A, Part VIII,
                  Section 1.0 and Part X, Section 1.0, or as made generally available by Nortel Networks to its customers during the Commitment Period, to be installed upon the DMS-500 Testbed [***].

                  5.1.5 In the event that Buyer issues an Order for a Software upgrade during the Commitment Period, as described in the attached Schedule A, Part VI, Section 1.0 ("Software Upgrade"), for any DMS-500 Switching System purchased under this Product Attachment, Nortel Networks shall install a functionally equivalent Software Upgrade in the Buyer's DMS-500 Testbed prior to the installation of the Software Upgrade into one of Buyer's DMS-500 Switching Systems [***], including [***] for the associated engineering and labor costs, subject to the following provisions: (i) Buyer agrees to install the Software Upgrade into at least one (1) of its DMS-500 Switching Systems within one-hundred twenty (120) days after the Software Upgrade is installed into the DMS-500 Testbed and functions properly according to Nortel Networks design and intent; (ii) title to the DMS-500 Testbed has

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

                                                          Agreement No. ITC2000N
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                                    Page 6 of 10

                  passed from Nortel Networks to Buyer; and (iii) Buyer is using the DMS-500 Testbed for the sole and exclusive purpose of testing the features and/or services that Buyer wishes to deploy into its network and not for the purpose of generating and/or producing revenue.

                  5.1.6 In the event that Buyer issues an Order for an Equipment upgrade during the Commitment Period, as described in the attached Schedule A ("Equipment Upgrade"), for any DMS-500 Switching System purchased under this Exhibit N, Nortel Networks shall install a functionally equivalent Equipment Upgrade in the Buyer's DMS-500 Testbed prior to the installation of the Equipment Upgrade into one of Buyer's DMS-500 Switching Systems [***], subject to the following provisions: (i) Buyer agrees to install the Equipment Upgrade into one of the DMS-500 Switching Systems Ordered under this Product Attachment within ninety (90) days after the Equipment Upgrade is installed into the DMS-500 Testbed; (ii) if, title to the DMS-500 Testbed has passed from Nortel Networks to Buyer; and (iii) Buyer is using the DMS-500 Testbed for the sole and exclusive purpose of testing the features and/or services that Buyer wishes to deploy into its network and not for the purpose of generating and/or producing revenue.

                  5.1.7 Except as stated otherwise, the DMS-500 Testbed shall be considered as an Initial System purchased by the Buyer from Nortel Networks for the purposes of this Exhibit N, including, but not limited to engineering, delivery, installation, warranty and post-warranty support.

                  5.1.8 Notwithstanding the above, in the event that Nortel Networks and Buyer mutually agree that Buyer may use the DMS-500 Testbed in generating and/or producing revenue due to a loss of service from one of the Buyer's DMS-500 Switching Systems in the Buyer's network, Nortel Networks and Buyer will mutually agree, on a case by case basis, to a Software licensing fee to be charged to the Buyer for the period of time that the DMS-500 Testbed is placed into revenue generating service. Such Software licensing fee will be based upon the Software content of the DMS-500 Testbed at the time it is placed into revenue generating service. If the DMS-500 Testbed is placed into revenue generating service due to a complete outage of service of an existing DMS-500 Switching System located in the Buyer's network for a period of [***] ([***]) [***], Buyer will [***].

                  5.1.9 With regard to the Software load to be installed on the DMS-500 Testbed, Nortel Networks shall install the standard Software load that is made generally available to its customers at the time Buyer issues its Order for the DMS-500 Testbed, as described in Schedule A, Part VII, Section 1.0 and
                  Part IX, Section 1.0. Nothing in this section shall obligate Nortel Networks to make available to Buyer any Software loads, which Nortel Networks does not make generally available to its other customers during the Commitment Period.


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

                                                          Agreement No. ITC2000N
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                                    Page 7 of 10

6.       ORDERING

         With respect to Section 3, ORDERING of the General Terms and Conditions the following additional terms shall apply:

         6.1 Buyer shall identify in each Order for Products whether the Products constitute an Initial System, Extension, or Merchandise. All Orders for Extensions, Merchandise, or any Services other than engineering and installation Services provided by Nortel Networks in connection with an Order for an Initial System shall be subject to written agreement of Buyer and Nortel Networks on the applicable prices, charges and fees with respect thereto as required pursuant to Section 7, PRICING, of this Exhibit N, Product Attachment.

         6.2 Notwithstanding EXHIBIT C to the Agreement, Buyer may by written notice to Nortel Networks not less than six (6) weeks prior to the delivery date of any Products set forth in an Order and/or the Service Commencement Date of the applicable Services, delay the delivery date of such Products and/or the Service Commencement Date of such Services for a period which shall not exceed ninety (90) days from the date such Products were originally scheduled to be delivered or ninety (90) days from the Service Commencement Date, subject to the availability from Nortel Networks of the applicable Products and/or Services after such period of delay.

         6.3 With respect to each Order for Products, which is accepted by Nortel Networks, Buyer may make a written request at least ninety (90) days prior to the scheduled shipment date of such Products for a change ("Change") consisting of certain addition(s) or deletion(s) to such Products. After receipt of such request, Nortel Networks shall submit a Job Change Order ("JCO") to Buyer for Buyer's approval with respect to the requested Change, except that Nortel Networks shall be under no obligation to submit such JCO to Buyer if Nortel Networks determines that the Price applicable to such Order would be reduced by more than ten percent (10%) as a result of the implementation of the Change. Each JCO shall state whether the requested Change shall increase or decrease the Price and/or time required by Nortel Networks for any aspect of its performance under the Agreement with respect to such Order. Buyer shall accept or reject the JCO in writing within ten (10) days of receipt thereof. Failure of the Buyer to accept or reject the JCO in writing as described above shall be deemed a rejection of the JCO by Buyer. In the event an accepted JCO involves the return to Nortel Networks of any Equipment, which shall have been previously delivered to Buyer, Nortel Networks, may invoice and Buyer shall pay the transportation costs and Nortel Networks' then-current restocking charge for the returned Equipment.

         6.4 If Buyer rejects a proposed JCO, then the rights and obligations of the parties with respect to the applicable Order shall not be subject to Buyer's requested Changes, provided that Buyer shall promptly pay to Nortel Networks all of Nortel Networks' additional costs and expenses incurred hereunder in accordance with Buyer's requested Changes and Nortel Networks' additional costs and expenses subsequently incurred in order that Nortel Networks may be able to perform Nortel Networks' obligations without modification by the requested Changes, and Nortel Networks shall be entitled to an extension of the dates for performance of its obligations with respect to the applicable Order as a result of any delays in such performance which result from the foregoing.


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

                                                          Agreement No. ITC2000N
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                                    Page 8 of 10

7.       PRICING

         7.1 Pricing for Nortel Networks Switching Products shall be as set forth in Schedule A, of this Product Attachment. Pricing for Initial System shall be held firm for the initial Commitment Period.

         7.2 The prices for Equipment and the fees for the right to use the Software included in any Extension, prices for any Merchandise, and charges for any Services, other than engineering and installation Services provided with any Initial System shall be as subsequently agreed in writing by Nortel Networks and Buyer.

         7.3 All transportation charges associated with the shipment of the Products to Buyer for delivery are included in the prices, fees and charges set forth in the attached Schedule A, of this Product Attachment.

         7.4 Buyer shall receive a [***] percent ([***]%) discount on the prices for Merchandise purchased.

8.       DMS-500 DIRECTORY AND OPERATOR SERVICES

         Buyer may, during the Commitment Period, issue Orders for DMS Tops Translations Support Services as defined in Schedule F of this EXHIBIT
         N. Buyer shall pay the prices, fees and charges as set forth in the applicable price list referenced in Schedule E of this EXHIBIT N.

9.       ELECTRONIC SOFTWARE DELIVERY

         Buyer may elect to retrieve or receive Software loads using Electronic Software Delivery ("ESD") via limited security access. Nortel Networks will provide to Buyer ESD Customer Implementation Guide documentation detailing ESD process and procedures. Prior to initiation of ESD, Nortel Networks will transmit to Buyer's switch all (i) incremental Software updates ("ISUs"), designed to correct any nonconformance to the applicable Software specifications, and (ii) enhancements which will provide additional features or functionality ("Enhancements") via tape.

         9.1. Technical Support Plan. It is Buyer's responsibility to schedule and apply all switch Software by whatever method delivered. Nortel Networks will provide and develop for Buyer a mutually agreed upon Software update process technical support plan. Buyer will review and approve the level of Software update technical support required during the Warranty Period. Buyer's technical support organization will be notified of any changes according to the mutually agreed upon Nortel Networks' Software update process technical support plan. After the Warranty Period, Nortel shall provide to Buyer software technical support for a fee or as part of a post warranty maintenance service agreement and Buyer may select the necessary level of technical support.

         9.2 "Convoy" is a Nortel Networks provided distribution mechanism whereby Buyer stores, schedules and distributes software loads utilizing Nortel Networks proprietary Software distribution tools and industry standard hardware and


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                          Agreement No. ITC2000N
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                                    Page 9 of 10

                  Software. Convoy resides on either Buyer's wide area network ("WAN") or Buyer's captive office local area network ("LAN"). Buyer may either download electronically to individual pre-defined Buyer locations or cut tapes for Buyer's internal use.

         9.3. ESD Options. Buyer shall select among the following options for ESD:

                  a. Pull option whereby Buyer pulls software loads from Nortel Networks' Client Access Network; or
                  b. Limited delivery option whereby Nortel Networks delivers software loads to file server on Buyer WAN; or
                  c. End-to-End delivery option whereby Nortel delivers Software loads directly to Buyer switch.

         9.4. ESD Requirements. Buyer shall provide LAN access to Nortel Networks for all Buyer sites, which Nortel Networks may use to monitor the installation of transmitted Software by Buyer, and in performing any necessary repairs or maintenance to installed Software. Buyer shall provide the IP address of Buyer WAN if Buyer selects the limited delivery option. Buyer shall provide the IP address of Buyer's switch if pull option or end-to-end options are selected by Buyer. When Buyer elects to utilize the limited delivery option, Buyer shall maintain a Software vault or repository to maintain and distribute controlled copies of Software loads to individual Buyer sites for Buyer's internal use only and not for resale or further distribution.

         9.5. Software Compatibility and Enhancements. Buyer shall report ESD problems to Nortel Networks' technical representatives. Nortel Networks shall maintain the Software, and, from time to time, make additions, modifications or adjustments of the current version in order to correct problems reported by Buyer and Nortel Networks' other customers.

                  9.5.1 If the ESD problem is due to incompatibility between the delivered Software and Buyer's Software load, which incompatibility is due to Buyer's failure to maintain its Software load within two releases of the current Software release, Nortel Networks shall have no responsibility to remedy any errors which would not exist if Buyer were to use the current Software release.

                  9.5.2 Should Nortel Networks and Buyer agree that Nortel Networks will remedy any incompatibility under 9.5.1, Buyer shall bear the entire expense for this work, including but not limited to expenses for required Software loads, reasonable travel expenses (consistent with the policies by which Buyer reimburses its employees for such expenses) for Nortel Networks personnel required to be on site to render assistance, and the standard daily or hourly rate for onsite technical assistance.

         9.6. Security. Nortel Networks requires Buyer to maintain the security of its connection with the Nortel Networks system at all times. Although the Nortel Networks Software database may be accessed by different customers, Nortel Networks makes every effort to protect the integrity of customer specific information on these servers. This protection is limited to the capabilities of the hidden directory structures used on the servers and password protection. Under no circumstances will Nortel Networks disclose the identity of one customer's server


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

                                                          Agreement No. ITC2000N
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                                   Page 10 of 10

                  to another. Buyer must indicate its awareness of and intention to provide all necessary security measures if it wishes to utilize an Ethernet Interface Unit.

         9.7. Taxes and Other Charges. Buyer is responsible for all state or federal taxes, transfer fees, and/or usage charges which may arise from its election to receive software via ESD.

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

                                                          Agreement No. ITC2000N
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                                      Schedule A
                                                                     Page 1 of 1

                           PRODUCTS, PRICING AND FEES

PART

1             DMS-500 Initial Systems

2             DMS-500 Hardware Programs

3             DMS-500 Extensions & Add -Ons

4             DMS-500 Standard Software

5             DMS-500 Optional Software

6             DMS-500 Recommended Spares List



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

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                              Schedule A, Part I
                                                                     Page 1 of 6

                               SWITCHING PRODUCTS
                                   SCHEDULE A
                         PART I. DMS-500 INITIAL SYSTEMS

1.0 Nortel Networks shall engineer the DMS-500 Initial System provided hereunder in accordance with Nortel Networks' standard engineering practices and procedures. After Nortel Networks has engineered each DMS-500 Initial System ordered by Buyer hereunder, Nortel Networks shall provide Buyer with a detailed list of the components of such DMS-500 Initial System.

2.0      DMS-500 INITIAL SYSTEM (CORE)

         A DMS-500 Initial System (Core) shall consists of the following configuration of major Equipment and Software:

         a)       [***]:

                           [***]

                           [***]

                           [***]

                           [***]

                           [***]

        *[***]
                  [***]
                  [***]
                  [***]
                  [***]



                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                              Schedule A, Part I
                                                                     Page 2 of 6

                  [***]
                  [***]
                  [***]
                  [***]
                  [***]
                  [***]
                  [***]

                           o        [***]

                           o        [***]

                           o        [***]

                           o        [***]
                           ->            [***]
                           ->            [***]
                           ->            [***]
                           ->            [***]
                           ->            [***]
                           ->            [***]

         b)       [***]

         c)       [***]

         d)       [***]

         e)       [***]


                  [***]                  [***]

                  [***]                  [***]
                  [***]                  [***]



                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                              Schedule A, Part I
                                                                     Page 3 of 6

2.1      DMS-500 INITIAL SYSTEM ([***]) PRICING

         The price for the DMS-500 Initial System (Core) is dependent on the number of [***] ports ordered with the DMS-500 Initial System (Core). Using the table below, the DMS-500 Initial System (Core) is priced based on the sum total of [***] wired and equipped ports excluding all Interworking ports. Core pricing below is based on [***] Processing Architecture.

                  Non-Interworking
                  Port Total              DMS-500 Initial System (Core) Pricing

                  [***] - [***]           [***] Dollars    ($[***])
                  [***] - [***]           [***] Dollars    ($[***])
                  [***] - [***]           [***] Dollars    ($[***])
                  [***] - [***]           [***] Dollars    ($[***])
                  [***] +                 [***] for [***]

         In addition to the above pricing, a [***] price of [***] Dollars ($[***]) will be added for the [***] Based Software included in the DMS-500 Initial System.

2.2      DMS-500 INITIAL SYSTEM (CORE) WITH [***]

         2.2.1    [***] ARCHITECTURE

         The [***] architecture shall be based on having the following list of equipment:

                  [***]

         Further details available as [***] gets closer to becoming Generally Available ("General Availability").

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                              Schedule A, Part I
                                                                     Page 4 of 6

         2.2.2    DMS-500 INITIAL SYSTEM ([***]) PRICING

                  The price for the DMS-500 Initial System ([***]) is dependent on the number of [***] ports ordered with the DMS-500 Initial System ([***]). Using the table below, the DMS-500 Initial System ([***]) is priced based on the sum total of [***] wired and equipped ports excluding all Interworking ports. Core pricing below is based on [***] Processing Architecture.

                  Non-Interworking

                  Port Total                DMS-500 Initial System ([***])
                                            Pricing

                  [***] - [***]             [***] Dollars
                                            ($[***])
                  [***] - [***]             [*** ] Dollars
                                            ($[***])
                  [***] - [***]             [***] Dollars
                                            ($[***])
                  [***] - [***]             [***] Dollars
                                            ($[***])
                  [***] - [***]             [***] Dollars
                                            ($[***])
                  [***] +                   [***]

                  In addition to the above pricing, a [***] price of [***] Dollars ($[***]) will be added for the [***] Based Software included in the DMS-500 Initial System.

                  Buyer may purchase an Initial System as defined in 2.1 And 2.2 above under [***] pricing in lieu of [***] starting [***]. If [***] is not yet generally available, the switch would be installed with [***] but would later be upgraded to [***] [***] upon General Availability of [***].

                  Nortel Networks reserves the right to review and make price reductions to the pricing in 2.2.2 Above once [***] becomes Generally Available.

3.0      DMS-500 SATELLITE REMOTE SN SYSTEM ([***] PORT MODEL)

         3.1      DMS-500 SATELLITE REMOTE SN INCLUDES:

                  A DMS-500 Satellite Remote System ([***] Port Model) shall consists of the following configuration of major Equipment and
                  Software:

                  a)       [***]:
                           o        [***]



                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                              Schedule A, Part I
                                                                     Page 5 of 6

                           o        [***]
                           o        [***]
                           o        [***]
                           o        [***]
                           ->            [***]

                           ->            [***]

                 *[***]


                           o        [***]

                           o        [***]

                           o        [***]

                           o        [***]
                           ->            [***]
                           ->            [***]
                           ->            [***]
                           ->            [***]
                           ->            [***]

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                              Schedule A, Part I
                                                                     Page 6 of 6

                  b)       [***]:

                           o        [***]
                           ->            [***]
                           ->            [***]

                           [***]

                           o        [***]
                           ->            [***]

                           [***]

                  c)       [***]

                  d)       [***]

                  e)       [***]

                  f)       [***]

         3.2      DMS-500 SATELLITE REMOTE SN ([***] PORT MODEL) PRICING

                  The price for the DMS-500 Satellite Remote ([***] Port Model) is [*** ]Dollars ($[***]).

                  In addition to the above pricing, a [***] price of [***] Dollars ($[***]) will be added for the [***] Software included in the DMS-500 Initial System.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                             Schedule A, Part II
                                                                     Page 1 of 3

                               SWITCHING PRODUCTS
                                   SCHEDULE A
                           PART II. HARDWARE PROGRAMS

1.0      DMS-500 UPGRADES

         1.1      DMS-500 [***] TO [***] UPGRADE

                  1.1.1    [***] ARCHITECTURE

                  The [***] architecture shall be based on having the following list of equipment:

                  [***]

                  Further detail available as [***] gets closer to General Availability.

                  1.1.2    [***] TO [***] UPGRADE PRICING

                  Upon the General Availability of the [***] architecture for the DMS-500 platform, Buyer may purchase the [***] to [***] Upgrade for an incremental price of [***] Dollars ($[***]). Nortel Networks shall assume rights to all replaced hardware.

                  Nortel Networks reserves the right to review and make price reductions to the pricing in 1.1.2 above once [***] becomes Generally Available.

2.0      [***] UPGRADE

         The [***] processor shall replace the [***] and [***] processor within a [***] module. Buyer shall have the option to buy the upgrade on a per [***] module basis or on a Network Commitment basis as defined below. Nortel Networks assumes title of all replaced equipment.

         The [***] processor shall be included with all [***] port purchases when the [***] becomes Generally Available. The [***] shall replace the [***] and [***] cards for all [***] ports purchased starting [***] when the [***] becomes Generally Available. Nortel Networks assumes title of all replaced equipment.

         2.1      [***] PRICING

                  The standard price for upgrading to the [***] processor shall be [***] Dollars ($[***]) per [***]/[***] module excluding Engineering and Installation costs, which will be quoted per job. A module is defined as one-half of a [***] frame. Upon execution of this Agreement for the commitment


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                             Schedule A, Part II
                                                                     Page 2 of 3

                  level specified, the [***] upgrade pricing shall be reduced and priced as indicated in sections 2.1.1 and 2.1.2 below.

                  2.1.1    PER MODULE
                           The price for upgrading to the [***] processor shall be [***] Dollars ($[***]) per [***] or [***] module excluding Engineering and Installation costs, which will be quoted per job.

                  2.1.2    NETWORK COMMITMENT FOR [***]
                           For the purposes of this Agreement, a Network Commitment for [***] shall be defined as a commitment by Buyer to upgrade all existing [***] modules with the [***] processor by [***]. The price for upgrading to the [***] processor shall be [***] Dollars ($[***]) per [***] or [***] module with the Network Commitment excluding Engineering and Installation costs, which will be quoted per job.

3.0      [***] REPLACEMENT OF [***]

         3.1      [***] REPLACEMENT OF [***] PRICING
                  [***] ports may be purchased at [***] dollars ($[***]) per [***] port when replacing [***] ports. Nortel Networks assumes title of all replaced [***] ports and associated hardware. [***] ports must be purchased in increments of [***]. The total number of [***] ports purchased in excess of [***] ports replaced will be priced at the [***] extension level pricing as set forth in Schedule A, Part III, Section 1.1. [***] functionality has additional costs as set forth in Schedule A,
                  Part III, Section 1.1.

4.0      SUPERNODE DATA MANAGER (SDM)

         The SuperNode Data Manager (SDM) may purchased in addition to any Initial or Existing DMS-500 System and shall consist of the following major Hardware and Software:

         4.1      SDM HARDWARE

                  THE FOLLOWING MAJOR HARDWARE SHALL BE PROVIDED WITH EACH SDM
                  PURCHASED:

                  o        [***]
                  o        [***]
                  o        [***]
                  o        [***]
                  o        [***]
                  o        [***]


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                             Schedule A, Part II
                                                                     Page 3 of 3

                  o        [***]
                  o        [***]

         4.2      SDM SOFTWARE

                  4.2.1    STANDARD SDM SOFTWARE

                  The following software packages/functionality shall be included with each SDM purchased by Buyer. The most recent SDM generally available base software at the time of SDM installation may be provided. The following software is based on the [***] load.

                  Order Code     Description

                      [***]         [***]
                      [***]         [***]
                      [***]         [***]
                      [***]         [***]
                      [***]         [***]
                      [***]         [***]
                      [***]         [***]
                      [***]         [***]
                      [***]         [***]
                      [***]         [***]
                      [***]         [***]
                      [***]         [***]

                  4.2.1 OPTIONAL SMD SOFTWARE

                  The following optional SDM Software packages are available for each SDM purchased by Buyer.

                  Order Code        Description                List Price

                  [***]             [***]                      $ [***]
                  [***]             [***]                      $ [***]
                  [***]             [***]                      $ [***]
                  [***]             [***]                      $ [***]
                  [***]             [***]                      $ [***]

                  There is [***] to upgrade from [***] to [***] or from [***] to [***].

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                            Schedule A, Part III
                                                                     Page 1 of 7

                               SWITCHING PRODUCTS
                                   SCHEDULE A
                     PART III. DMS-500 EXTENSIONS & ADD-ONS

1.0      ADD-ON PORTS

         As used in this Schedule A, an "Add-On Port" shall mean the addition to the Initial System of the following:

         a)       [***]

         b)       [***]

         c)       [***]

         d)       [***]

         e)       [***]

         1.1      ADD-ON PORT PRICING

                  In the event Buyer desires to order Add-On Ports for any Initial Systems purchased hereunder, either before or at the time of the placement of Buyer's Initial Order, such Add-On Ports shall be purchased by Buyer in a minimum total of [***]([***]) Add-On Ports per Initial System. The Add-on Port Price includes engineering, installation and/or testing associated with such Add-On Ports. The Add-On ports must be purchased in increments as indicated below and may be combined to meet the minimum total. [***] type ports must be purchased in increments of [***] ports. [***] ports must be purchased in an amount equal to no less than [***] ports per frame. [***] ports must be purchased in increments of [***] ports.

----------------------------------------------------------------------------------------------------------------------------
Port Type    Minimum        $[***]            $[***]           $[***]            $[***]           $[***]            Plug-In
             Increment      Commitment        Commitment       Commitment        Commitment       Commitment        Port
             (ports)        Wired &           Wired &          Wired &           Wired &          Wired &           (per
                            Equipped (per     Equipped (per    Equipped (per     Equipped (per    Equipped (per     port)
                            port)             port)            port)             port)            port)
----------------------------------------------------------------------------------------------------------------------------
[***]        [***]          $[***]            $[***]           $[***]            $[***]           $[***]          $[***]
----------------------------------------------------------------------------------------------------------------------------
[***]        [***]          $[***]            $[***]           $[***]            $[***]           $[***]          $[***]
----------------------------------------------------------------------------------------------------------------------------
[***]        [***]          $[***]            $[***]           $[***]            $[***]           $[***]          $[***]
----------------------------------------------------------------------------------------------------------------------------
[***]        [***]          $[***]            $[***]           $[***]            $[***]           $[***]          $[***]
----------------------------------------------------------------------------------------------------------------------------
[***]        [***]          $[***]            $[***]           $[***]            $[***]           $[***]          $[***]
----------------------------------------------------------------------------------------------------------------------------

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                            Schedule A, Part III
                                                                     Page 2 of 7

                  All [***] will be equipped with [***] ([***]) for re-origination and [***]([***]). [***] will be equipped with [***]([***]) to provide for tone detection and re-origination capability.

                  Any [***] required for use as external routers in conjunction with [***] ports will be provided [***].

                  For PRI functionality to be added to an [***], additional charges apply on a per [***] Module Basis. An [***] module is defined as [***] ports.

        ----------------------------------------------------------------------------------------------------------------
        Product            $[***]             $[***]             $[***]             $[***]            $[***]
                           Commitment         Commitment         Commitment         Commitment        Commitment
        ----------------------------------------------------------------------------------------------------------------
        [***]              $[***]             $[***]             $[***]             $[***]            $[***]
        ----------------------------------------------------------------------------------------------------------------
        [***]              $[***]             $[***]             $[***]             $[***]            $[***]
        ----------------------------------------------------------------------------------------------------------------
        [***]              $[***]             $[***]             $[***]             $[***]            $[***]
        ----------------------------------------------------------------------------------------------------------------

         The [***] used is the [***]. The price is consistent between the [***] and [***].

2.0      EXTENSION PORTS

         2.1 As used in this Schedule A, an "Extension Port" shall mean the post Initial Order and in addition to the Initial System consisting of the following:

                  a)       [***]

                  b)       [***]

                  c)       [***]

                  d)       [***]

         In the event that Buyer purchases Extension Ports after Nortel Networks' receipt of Buyer's Initial Order for an Initial System, such Extension Ports shall be purchased in the minimum increments as indicated below. The Extension Port Prices include engineering, installation and/or testing. [***] type ports must be purchased in increments of [***] ports.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                            Schedule A, Part III
                                                                     Page 3 of 7

         [***] ports must be purchased in an amount equal to no less than [***] ports per frame. [***] ports must be purchased in increments of [***] ports.

-----------------------------------------------------------------------------------------------------------------------------
Port Type    Minimum        $[***]            $[***]           $[***]            $[***]            $[***]            Plug-In
             Increment      Commitment        Commitment       Commitment        Commitment        Commitment        Port
             (ports)        Wired &           Wired &          Wired &           Wired &           Wired &           (per
                            Equipped (per     Equipped (per    Equipped (per     Equipped (per     Equipped (per     port)
                            port)             port)            port)             port)             port)
-----------------------------------------------------------------------------------------------------------------------------
[***]        [***]          $[***]            $[***]           $[***]            $[***]            $[***]            $[***]
-----------------------------------------------------------------------------------------------------------------------------
[***]        [***]          $[***]            $[***]           $[***]            $[***]            $[***]            $[***]
-----------------------------------------------------------------------------------------------------------------------------
[***]        [***]          $[***]            $[***]           $[***]            $[***]            $[***]            $[***]
-----------------------------------------------------------------------------------------------------------------------------
[***]        [***]          $[***]            $[***]           $[***]            $[***]            $[***]            $[***]
-----------------------------------------------------------------------------------------------------------------------------
[***]        [***]          $[***]            $[***]           $[***]            $[***]            $[***]            $[***]
-----------------------------------------------------------------------------------------------------------------------------

         All [***] will be equipped with [***]([***]) for re-origination and [***]([***]). [***] will be equipped with [***]([***]) to provide for tone detection and re-origination capability.

         Any [***] required for use as external routers in conjunction with [***] ports will be provided [***].

         For PRI functionality to be added to an [***], additional charges apply on a per [***] Module Basis. An [***] module is defined as [***] ports.

        ----------------------------------------------------------------------------------------------------------------
        Product            $[***]             $[***]             $[***]             $[***]            $[***]
                           Commitment         Commitment         Commitment         Commitment         Commitment
        ----------------------------------------------------------------------------------------------------------------
        [***]              $[***]             $[***]             $[***]             $[***]            $[***]
        ----------------------------------------------------------------------------------------------------------------
        [***]              $[***]             $[***]             $[***]             $[***]            $[***]
        ----------------------------------------------------------------------------------------------------------------
        [***]              $[***]             $[***]             $[***]             $[***]            $[***]
        ----------------------------------------------------------------------------------------------------------------

         The [***] used is the [***]. The price is consistent between the [***] and [***].

3.0      LINK PERIPHERAL PROCESSOR (LPP)

         3.1      LINK PERIPHERAL PROCESSOR EXTENSIONS

                  Link Peripheral Processor Extensions shall include the following and shall be priced as set forth below. Nortel Networks shall provide Channel Banks, if required:

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                            Schedule A, Part III
                                                                     Page 4 of 7

                  a)       [***]
                  b)       [***]
                  c)       [***]
                  d)       [***]

         3.2      LINK PERIPHERAL PROCESSOR EXTENSION PRICES

                  The price for a Link Peripheral Processor Extension installed into an existing Initial System wired for [***]([***]) links and equipped with [***] ([***]) links is [***] Dollars ($[***]).

                  3.2.1 LINK INTERFACE UNIT (LIU) CARD EXTENSIONS TO EQUIP WIRED LPP

                  The price per additional LIU7 for an existing LPP, excluding installation, is [***] Dollars ($[***]).

                  3.2.2 ETHERNET INTERFACE UNIT (EIU) CARD EXTENSIONS TO EQUIP WIRED LPP

                  The price per additional EIU for an existing LPP, excluding installation, is [***] Dollars ($[***]).

4.0      FULLY WIRED AND FULLY EQUIPPED LINE ADD-ONS

         4.1      POTS LINE ADD-ONS FULLY WIRED AND FULLY EQUIPPED

                  "POTS" shall mean "Plain Old Telephone Service"; and "MBS" shall mean "Meridian Business Set" or "P-Phone".

                  All prices for POTS Line Extensions are sold in minimum increments of [***] ([***]) lines, are configured for POTS, MDC, or MBS at Buyer's request and include the following:

                  a)       LGC and LCM hardware, POTS and/or MBS Line Cards, and
                           XPM+;
                  b)       CMR and UTRs;
                  c) Any required ENET expansion (with the exception of going from a single to dual ENET bay configuration), MS, or processor memory expansions for the [***] processor;
                  d)       Any required Service/Test Circuits;
                  e)       Any required Power Distribution Center (PDC)
                           Equipment; and
                  f) Spare circuit packs, if required, based on Nortel Networks' standard engineering sparing guidelines.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                            Schedule A, Part III
                                                                     Page 5 of 7

         4.2      POTS/ MBS LINE ADD-ON PRICES

                  POTS /MBS lines have a one (1) time start-up price of [***] Dollars ($[***]) for Host Lines to cover Host interface equipment (i.e. LGC, LCM).

                  POTS/MBS lines must be purchased in minimum increments of [***] ([***]) lines.

                           POTS LINES            MBS LINES
                           $[***] per line       $[***] per line

                  If MDC and MBS Software have not been licensed, Buyer shall pay additional Software licensing fees listed in Schedule A,
                  Part V, Section 1.0.

         4.3      BRI LINE ADD-ONS FULLY WIRED AND FULLY EQUIPPED

                  "BRI" shall mean "Basic Rate Interface" or "ISDN". All prices for BRI Line Add-Ons are sold in minimum increments of [***] ([***]) lines, are configured for ISDN at Buyer's request and include the following:

                  a)       LGCI and LCME hardware, BRI Line Cards, and XPM+;

                  b)       CMR;

                  c) Any required ENET expansion ENET (with the exception of going from a single to dual ENET bay configuration), MS, or processor memory expansions for the [***] processor;

                  d)       Any required Service/Test Circuits;

                  e)       Any required Power Distribution Center (PDC)
                           Equipment; and

                  f) Spare circuit packs, if required, based on Nortel Networks' standard engineering sparing guidelines.

         4.4      BRI LINE ADD-ON PRICES

                  BRI lines have a one (1) time start-up price of [***] Dollars ($[***]) for Host Lines to cover Host interface equipment (i.e. LGCI, LCM).

                  The price for each Host BRI line is [***] Dollars ($[***]) per line. If BRI Software has not been licensed, then Buyer shall pay additional Software licensing fees as listed in Schedule A, Part V, Section 1.0.

5.0      FULLY WIRED AND FULLY EQUIPPED LINE EXTENSION

         5.1      POTS LINE EXTENSION FULLY WIRED AND FULLY EQUIPPED

                  "POTS" shall mean "Plain Old Telephone Service"; "MDC" shall mean "Meridian Digital Centrex"; and "MBS" shall mean Meridian Business Set" or "P-Phone".



                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                            Schedule A, Part III
                                                                     Page 6 of 7

                  All prices for POTS Line Extensions are sold in minimum increments of [***] ([***]) lines, are configured for POTS, MDC, or MBS at Buyer's request and include the following:

                  a)       LGC and LCM hardware, POTS and/or MBS Line Cards, and
                           XPM+,

                  b)       CMR and UTRs,

                  c) Any required ENET expansion ENET (with the exception of going from a single to dual ENET bay configuration), MS, or processor memory expansions for the [***] processor,

                  d)       Any required Service/Test Circuits;

                  e)       Any required Power Distribution Center (PDC)
                           Equipment, and

                  f) Spare circuit packs, if required, based on Nortel Networks' standard engineering sparing guidelines.

         5.2      POTS/ MBS LINE EXTENSION PRICES

                  POTS /MBS lines have a one (1) time start-up price of [***] Dollars ($[***]) for Host Lines to cover Host interface equipment (i.e. LGC, LCM). POTS/MBS lines must be purchased in minimum increments of [***] ([***]) lines.

                           POTS LINES            MBS LINES
                           $[***]                $[***]

                  If MDC and MBS Software have not been licensed, then Buyer shall pay additional Software licensing fees listed in Schedule A, Part V, Section 1.0.

         5.3      BRI LINE EXTENSION FULLY WIRED AND FULLY EQUIPPED

                  "BRI" shall mean "Basic Rate Interface" or "ISDN". All prices for BRI Line Extensions are sold in minimum increments of [***] ([***]) lines, are configured for ISDN at Buyer's request and include the following:

                  a)       LGCI and LCME hardware, BRI Line Cards, and XPM+,

                  b)       CMR,

                  c) Any required ENET expansion ENET (with the exception of going from a single to dual ENET bay configuration), MS, or processor memory expansions for the [***] processor,

                  d)       Any required Service/Test Circuits,

                  e)       Any required Power Distribution Center (PDC)
                           Equipment, and


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                            Schedule A, Part III
                                                                     Page 7 of 7

                  f) Spare circuit packs, if required, based on Nortel Networks' standard engineering sparing guidelines.

         5.4      BRI LINE EXTENSION PRICES

                  BRI lines have a one (1) time start-up price of [***] Dollars ($[***]) for Host Lines to cover Host interface equipment (i.e. LGCI, LCM).

                  The price for the Host BRI lines is [***] Dollars ($[***]) per line. If BRI Software has not been licensed, then Buyer shall pay additional Software licensing fees as listed in Schedule A, Part V, Section 1.0.

6.0      RSCS PRICING

         In the event Buyer desires to order a Single RSCS or Dual RSCS remote, the pricing shall be as follows:

                           SINGLE RSCS           DUAL RSCS
                           $[***]                $[***]

         Note: The prices above are the prices for the RSCS Equipment and contain no line pricing.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                             Schedule A, Part IV
                                                                    Page 1 of 10

                               SWITCHING PRODUCTS
                                   SCHEDULE A
                       PART IV. DMS-500 STANDARD SOFTWARE

1.0      DMS-500 STANDARD SOFTWARE FEATURES

         1.1 Nortel Networks may deliver Software ordered hereunder in a single Software load, which may include Software, which Buyer has not yet licensed ("Non-Licensed Software"). Except as set forth in Section 1.2 below, Buyer shall not be entitled to use such Non-Licensed Software, until such time as the applicable right to use fees are paid by Buyer pursuant to Section 1.5.

         1.2 For the purpose of gathering market trial information and prior to payment of any applicable right-to-use fees, certain Non-Licensed Software may be placed in service by Buyer on a limited, non-revenue generating, trial basis only ("Feature Trial"). Buyer may request the right to evaluate such Non-Licensed Software for a maximum period of [***] ([***]) [***] commencing as of the date of Nortel's written consent to such Feature Trial. Nortel Networks shall respond to Buyer's request as described above in writing. Within ten (10) business days following expiration of the agreed to Feature Trial period, Buyer shall notify Nortel Networks in writing of its plans for activation or deactivation of such Non-Licensed Software, and the corresponding number of units activated, if applicable.

         1.3 Upon Buyer's placement of any Non-Licensed Software in-service, Buyer shall pay the applicable right-to-use fees for such Non-Licensed Software pursuant to this Agreement, except as described in Section 1.2. Buyer shall also have the option to pay the applicable right-to-use fees for any Non-Licensed Software upon installation of a Software load containing such Non-Licensed Software. For any Non-Licensed Software that is installed and added pursuant to a product computing module load ("PCL") and or non-computing module load ("NCL"), if any, the right-to-use fees shall be the list price for such feature in effect as of the date of activation.

         1.4 To ensure Buyer's proper activation and/or usage of the appropriate Software, Buyer shall properly notify Nortel Networks at the address specified in Section 9 of this Product Attachment to the attention of Director, Sales Engineering, prior to the activation and/or usage by Buyer of any Software. Buyer shall identify all Software being activated and/or used (including the number of units activated, if applicable) in each Initial System.

         1.5 Nortel Networks shall promptly review notification from Buyer provided pursuant to Section 1.4 above and identify any applicable prerequisite Equipment or Software required by Buyer prior to activation and/or usage of the applicable Software. Nortel Networks shall respond to Buyer's written notice by means of a price quotation. Such price quotation shall include Nortel Networks' consent to activate and/or use such Software or notification that such Software requires engineering to determine whether the current switch configuration will require additional Equipment prior to activation and/or usage. Upon Buyer's written acceptance of Nortel Networks' price quotation, Nortel shall grant its consent to Buyer to activate and/or use such Software prior to payment of


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                             Schedule A, Part IV
                                                                    Page 2 of 10

                  the applicable right-to-use fees. However, under no circumstances shall such Software be activated and/or used by Buyer prior to Buyer's acceptance of Nortel Networks' price quotation. Nortel Networks shall invoice Buyer for all applicable right to use fees and associated feature activation engineering charges. One hundred percent (100%) of such invoiced right to use fees and engineering charges shall be due and payable within thirty (30) days of the date of Nortel Networks' invoice therefor.

         1.6 Notwithstanding the foregoing, Buyer shall not be required to pay additional right to use fees associated with the Software licensed prior to the initial date of this Product Attachment.

         1.7 Nortel reserves the right, every six (6) months to submit a written report for each site containing a Software load. The written report shall identify all Software activated and/or used (including the number of incremental units activated, if applicable) by Buyer during the applicable reporting period. Buyer shall audit the report against Purchase Order(s) which have been submitted by Buyer and accepted by Nortel during the applicable period to determine the existence of any discrepancies. Buyer shall submit such audited written report to Nortel at the address specified in Section 9 of this Product Attachment to the attention of Director, Sales Engineering, within thirty (30) days from receipt of such request.

         1.8 Nortel also reserves the right to access by remote polling or to conduct an on-site inspection of any site in which a Software load is installed and/or to perform an on-site review of Buyer's books and records related to such site solely for the purpose of verifying activation and/or usage of Software with 5 Business Days prior written notice to Buyer.

         1.9 Nortel shall issue invoices, for any applicable prices, charges or fees, in addition to those amounts previously invoiced, as a result of Buyer's activation and/or usage of any Software that does not appear on Nortel's written report or that appear as a result of Nortel Networks remote polling of an Initial Systems.

         1.10 Upon payment of the applicable right to use fees for Software activated and/or used by Buyer, Buyer shall receive a non-exclusive paid-up license to use such Software in accordance with the provisions of this Agreement. Nortel may immediately terminate the applicable license granted hereunder for Buyer's failure to pay the applicable right to use fees for such Software, which has been activated and/or used.

         1.11 The obligations of Buyer under this Section 1 shall without limitation survive the termination of this Agreement and shall continue if the Software is removed from service. Buyer agrees to indemnify Nortel Networks or Third Party Software Vendors as appropriate for any loss or damage resulting from a breach of this Section 1 by Buyer.

2.0      [***] BASED SOFTWARE INCLUDED IN THE DMS-500 INITIAL SYSTEM

         The following represents the [***] Based Software packages that are included either in whole or in limited Right To Use (RTU) in the price of the DMS-500 Initial System (Core Model), as defined in Schedule A,
         Part I, Section


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                             Schedule A, Part IV
                                                                    Page 3 of 10

         2.0 of this Product Attachment. The following is a list of Software only and does not include any and/or all of the required Equipment to provide feature functionality.

         2.1      DMS-500 [***] BASED INCLUDED SOFTWARE

Feature/package       Description            Price        Note         Extended Price        Right
---------------       -----------            -----        ----         --------------        To Use
                                                                                             ------

[***]                     [***]              [***]        [***]             [***]             [***]


***Information in this Schedule A, Part IV (pages 3-9) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                             Schedule A, Part IV
                                                                    Page 9 of 10

         2.2      DMS-500 [***] BASED INCLUDED PACKAGE SOFTWARE      RTU

                  2.2.1    BRI LINE PACKAGE (SOFTWARE ONLY)          [***] LINES


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                             Schedule A, Part IV
                                                                   Page 10 of 10

                  Basic Rate ISDN Software includes the following Software packages.

                  o        NI000007 "ISDN Base"
                  o        NI000008 "Basic Rate Interface"
                  o        NI000010 "NI-1 Packet Services"

                  2.2.2    CENTREX LINE PACKAGE (SOFTWARE ONLY)      [***] LINES

                  Meridian Digital Centrex (MDC) Software includes the following: Software packages.

                  o   MDC00001      "MDC Minimum"

                  2.2.3    CLASS LINE PACKAGE (SOFTWARE ONLY)        [***] LINES

                           Class Software includes the following Software packages.

                  o        RES00003 "Display Functionality and Privacy"
                  o        RES00005 "Non-Display Services"
                  o        RES00032 "Selective Call Forwarding"
                  o        RES00033 "Selective Call Rejection"
                  o        RES00034 "Distinctive Ringing/Call Waiting"
                  o        RES00035 "Selective Call Acceptance"
                  o        RES00023 "RES Calling Name Display "


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                              Schedule A, Part V
                                                                    Page 1 of 21

                               SWITCHING PRODUCTS
                               SCHEDULE A PART V.
                            DMS-500 OPTIONAL SOFTWARE
                                (DMS-500 SYSTEM)

1.0      DMS-500 OPTIONAL SOFTWARE

1.1      [***] BASED OPTIONAL SOFTWARE TO THE DMS-500 INITIAL SYSTEM

         The following represents the [***] Optional Software packages that are NOT included in the price of the DMS-500 Initial System (Core Model), as defined in Schedule A, Part I, Section 2.0 of this Product Attachment. The following Software represents those feature packages that may be ordered by Buyer at an additional price for a DMS-500 Initial System and does not include any and/or all required Equipment to provide feature functionality. PRI feature packages purchased will not incur any per link charges.

Feature/ Package      Description          Price           Note          Extended Price        Right
----------------      -----------          -----           ----          --------------        To Use
                                                                                               ------

[***]                     [***]            [***]           [***]             [***]              [***]


***Information in this Schedule A, Part V (pages 1-18) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                              Schedule A, Part V
                                                                   Page 18 of 21



2.0      PACKAGED LINE CARD OPTIONAL SOFTWARE FOR ADD-ONS

         The following Software represents various Optional Line Software Packages that are not included in the price of the DMS-500 Initial, as defined in Schedule A, Part I of this

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                              Schedule A, Part V
                                                                   Page 19 of 21

         Product Attachment but which may be purchased by Buyer on a per line basis. The Software Packages may be ordered by Buyer at an additional price and do not include any and/or all required Equipment to provide feature functionality. Prices shown below are [***].

         2.1      "ADD-ON" BRI LINE EXTENSION (SOFTWARE ONLY)

         Basic Rate ISDN Software, which includes the following Software packages, will be priced at [***] dollars ($[***]) per line.

                  o        NI000007 "ISDN Base"
                  o        NI000008 "Basic Rate Interface"
                  o        NI000010 "NI-1 Packet Services"

         2.2      "ADD-ON" CENTREX LINE EXTENSION (SOFTWARE ONLY)

         Meridian Digital Centrex (MDC) Software, which includes the following Software packages, only, will be priced at [***] Dollars ($[***]) per line.

                  o        MDC00001 "MDC Minimum"

         2.3      "ADD-ON" CLASS LINE EXTENSION (SOFTWARE ONLY)

         Class Software, which includes the following Software packages, will be priced at [***] Dollars ($[***]) per line.

                  o        RES00003 "Display Functionality and Privacy"
                  o RES00005 "Non-Display Services" o RES00032 "Selective Call Forwarding"
                  o        RES00033 "Selective Call Rejection"
                  o        RES00034 "Distinctive Ringing/Call Waiting"
                  o        RES00035 "Selective Call Acceptance"
                  o        RES00023 "RES Calling Name Display "

3.0      PACKAGED LINE CARD OPTIONAL SOFTWARE FOR EXTENSIONS

         The following Software represents various Optional Line Software Packages that are NOT included in the price of the DMS-500 Initial, as defined in Schedule A, Part I of this Product Attachment but which may be purchased by Buyer on a per line basis. The Software Packages may be ordered by Buyer at an additional price and do not include any and/or all required Equipment to provide feature functionality. Prices shown below are [***].

         3.1      BRI LINE EXTENSION (SOFTWARE ONLY)

                  Basic Rate ISDN Software, which includes the following Software packages, will be priced at [***] Dollars ($[***]) per line.

                  o        NI000007 "ISDN Base"
                  o        NI000008 "Basic Rate Interface"
                  o        NI000010 "NI-1 Packet Services"

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                              Schedule A, Part V
                                                                   Page 20 of 21

         3.2      CENTREX LINE EXTENSION (SOFTWARE ONLY)

                  Meridian Digital Centrex (MDC) Software, which includes the following Software packages, only, will be priced at [***] dollars ($[***]) per line.

                  o        MDC00001 "MDC Minimum"

         3.3      CLASS LINE EXTENSION (SOFTWARE ONLY)

                  Class Software, which includes the following Software packages, will be priced at [***] Dollars ($[***]) per line.

                  o        RES00003 "Display Functionality and Privacy"
                  o        RES00005 "Non-Display Services"
                  o        RES00032 "Selective Call Forwarding"
                  o        RES00033 "Selective Call Rejection"
                  o        RES00034 "Distinctive Ringing/Call Waiting"
                  o        RES00035 "Selective Call Acceptance"
                  o        RES00023 "RES Calling Name Display"

4.0      PACKAGED CAIN SOFTWARE

         The following Software represents a grouping of Carrier AIN (CAIN) Software Packages that are NOT included in the price of the DMS-500 Initial, as defined in Schedule A, Part I of this Product Attachment but which may be purchased by Buyer. The Software Packages may be ordered by Buyer at an additional price and do not include any and/or all required Equipment to provide feature functionality. This pricing and grouping of these software packages is premised on an Initial Purchase Order of [***] Dollars ($[***]) representing [***] (***) of these packaged software groupings as well as a Purchase Order for ServiceBuilder from Buyer to Nortel. [***], [***] and [***] are provided in this package contingent upon Buyer working with Nortel to VO the ServiceBuilder CAR05 software load as well as the [***] software feature currently scheduled for ServiceBuilder support on the ServiceBuilder NAM06 software load. After mutually agreed to acceptance between Buyer and Nortel of the [***] software feature, Nortel will deactivate and remove the Right To Use (RTU) for [***], [***] and [***].

         4.1      CAIN SOFTWARE LIST AND PRICING

                  The following software packages are included and the total net price shall be [***] dollars ($[***]). These packages have no further discounting.

                                     FEATURE
                  PACKAGE           DESCRIPTION                LIST PRICE
                  -------           -----------                ----------

                  [***]             [***]                      $[***]
                  [***]             [***]                      $[***]
                  [***]             [***]                      $[***]
                  [***]             [***]                      $[***]
                  [***]             [***]                      $[***]


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                              Schedule A, Part V
                                                                   Page 21 of 21

                  [***]             [***]                      $[***]
                  [***]             [***]                      $[***]
                  [***]             [***]                      $[***]
                  [***]             [***]                      $[***]
                  [***]             [***]                      $[***]
                  [***]             [***]                      $[***]
                  [***]             [***]                      $[***]
                  [***]             [***]                      $[***]
                  [***]             [***]                      $[***]
                  [***]             [***]                      $[***]

                  The following packages will also be included with the above list whenever a DMS-500 is upgraded to the [***] load or higher or is installed Initially with a [***] load or higher.

                                     FEATURE
                  PACKAGE           DESCRIPTION                LIST PRICE
                  -------           -----------                ----------

                  [***]             [***]                      $[***]
                  [***]             [***]                      $[***]
                  [***]             [***]                      $[***]

5.0      SOFTWARE UPGRADES

         The following Software upgrades may be purchased at the prices below. These prices reflect software only and do not include any hardware required or otherwise. All prices are [***]. Software upgrades may only be performed after Nortel Networks has declared the specific load "Generally Available" or if Nortel Networks and Buyer have agreed to "VO" the load.

                  UPGRADE FROM      UPGRADE TO                 PRICE

         DMS-500
                  [***]             [***]                      $ [***]*
                  [***]             [***]                      $ [***]*
                  [***]             [***]                      $ [***]*

         *Note: prices include charge for One Night Process ("ONP")

         DMS-250 (for the [***] switch)

                  [***]             [***]                      $ [***]

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                             Schedule A, Part VI
                                                                     Page 1 of 3

                               SWITCHING PRODUCTS
                              SCHEDULE A, PART VI
                     RECOMMENDED INITIAL DMS-500 SPARES LIST
                         Includes [***] Hardware Spares
--------------------------------------------------------------------------------
   Quantity       Pec Code        CPC Code                       Description

--------------------------------------------------------------------------------

***Information in this Schedule A, Part VI (pages 1-3) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***
--------------------------------------------------------------------------------

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule B
                                                                     Page 1 of 2

                               SWITCHING PRODUCTS

                                   SCHEDULE B

                              SERVICES AND CHARGES

ENGINEERING

1. Nortel Networks shall engineer each System furnished hereunder in accordance with Nortel Networks' engineering practices applicable to such Initial System at the time such engineering is performed.

2. Nortel Networks' charges for engineering each Initial System are included in the prices and fees for the Initial System set forth in Schedule A.

3. The provision of any other engineering by Nortel Networks and the charges associated therewith shall be as subsequently agreed in writing by Nortel Networks and Buyer.

INSTALLATION

1. Nortel Networks shall install each Initial System furnished hereunder at the applicable Installation Site in accordance with Nortel Networks' installation practices applicable to such Initial System at the time such installation is performed.

2. Nortel Networks' charges for performance of such installation are included in the prices and fees for the Initial System set forth in Schedule A.

3. The provision of any other installation by Nortel Networks and the charges associated therewith shall be as subsequently agreed in writing by Nortel Networks and Buyer.

CUTOVER SUPPORT

1. Nortel Networks shall provide to Buyer, at the applicable Installation Site, a Cutover Specialist whom shall provide a maximum of [***] ([***]) hours of cutover support and hands-on DMS-switch support in accordance with Nortel Networks' cutover practices applicable to such Initial System at the time such cutover support is performed.

2. The cutover support shall include, but not be limited to, hands-on operation of the DMS Initial System and an explanation by the Cutover Specialist to Buyer's operations staff of the DMS Initial System setup.

3. Nortel Networks' charges for the cutover support provided for each Initial System are included in the prices and fees for the Initial System set forth in Schedule A.

4. The provision of any other cutover support by Nortel Networks and the charges associated therewith shall be as subsequently agreed in writing by Nortel Networks and Buyer.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule B
                                                                     Page 2 of 2

ADDITIONAL SERVICES

1. All other services to be furnished hereunder shall be subject to written agreement of the parties which shall set forth the terms and conditions applicable to the provision of such services and a description of such services and the charges for such services.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule C
                                                                     Page 1 of 1

                               SWITCHING PRODUCTS

                                   SCHEDULE C

                              TARGET DELIVERY DATES

PRODUCT                             FORECASTED                NOTES
-------                             ----------                -----

Initial DMS-500                     9-10 Weeks

Large Extensions                    9-10 Weeks                15 Frames or More

Extensions                          8-9 Weeks                 15 Frames or Less

Packfill Only                       6-7 Weeks

Notes:
1. All After Receipt of Order ("ARO") intervals are based on standard type Product.

2. Actual intervals may vary depending upon the number of lines, trunks, and other Hardware included with the switching system.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule D
                                                                     Page 1 of 3

                               SWITCHING PRODUCTS

                                   SCHEDULE D

                                  DOCUMENTATION

Certain documentation with respect to the Products may be made available to Buyer on CD-ROM and in paper format pursuant to the terms and conditions set forth below.

In addition, Nortel Networks may furnish to Buyer such other documentation with respect to the Products as Nortel Networks deems appropriate.

HELMSMAN TERMS AND CONDITIONS

1.       DEFINITIONS

"CD-ROM" shall mean a compact disk with read-only memory.

"CD-ROM Software" shall mean the computer programs, which provide basic logic, operating instructions or user-related application instructions with respect to the retrieval of CD-ROM Documentation, along with the documentation used to describe, maintain and use such computer programs.

"CD-ROM Documentation" shall mean the documentation that Nortel Networks makes available to its customers on CD-ROM with respect to DMS-500 Systems.

"Paper Documentation" shall mean the CD-ROM Documentation in paper format.

2.       SCOPE

With the delivery of each Initial System ordered by Buyer, Nortel Networks shall deliver a CD-ROM on which the appropriate CD-ROM Documentation is contained and a user manual which shall set forth the procedures by which Buyer may use the CD-ROM Software to access to the CD-ROM Documentation.

Buyer shall be solely responsible for obtaining, at its cost and expense, any computer or other equipment and software required to use the CD-ROM, CD-ROM Software and/or CD-ROM Documentation.

Buyer may order additional CD-ROMs from Nortel Networks at Nortel Networks' then current fees therefor, and any such additional CD-ROMs shall be subject to these terms and conditions.

In the event that the Buyer orders the Paper Documentation, Buyer shall pay the purchase price of [***] Dollars ($[***]) per each set, which is due and payable thirty (30) days from the date of delivery.

3.       LICENSE

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule D
                                                                     Page 2 of 3

Upon delivery of the CD-ROM and/or the Paper Documentation, Nortel Networks shall grant to Buyer a non-exclusive, non-transferable and non-assignable license, subject to these terms and conditions:

(a)      to use CD-ROM Software solely to access to the CD-ROM Documentation;
         and

(b) to use the CD-ROM Documentation and/or Paper Documentation solely to operate and maintain the Initial System with which it was delivered.

Buyer acknowledges that, as between Nortel Networks and Buyer, Nortel Networks retains title to and all other rights and interest in the CD-ROM Software, CD-ROM Documentation and Paper Documentation. Buyer shall not modify, translate or copy the CD-ROM Software, CD-ROM Documentation or Paper Documentation without Nortel Networks' prior written consent. Buyer shall hold secret and not disclose to any person, except Buyer's employees with a need to know, any of the CD-ROM Software, CD-ROM Documentation or Paper Documentation.

Buyer shall not sell, license, reproduce or otherwise convey or directly or indirectly allow access to the CD-ROM Software, CD-ROM Documentation or Paper Documentation to any other person, firm, corporation or other entity.

Except to the extent expressly set forth in this Schedule D, Nortel Networks shall have no obligations of any nature whatsoever with respect to the CD-ROM Software, the CD-ROM Documentation or the Paper Documentation.

4.       DISCLAIMER OF WARRANTY AND LIABILITY

NORTEL NETWORKS MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY NATURE WHATSOEVER WITH RESPECT TO THE CD-ROM, CD-ROM SOFTWARE, CD-ROM DOCUMENTATION, PAPER DOCUMENTATION OR ANY INFORMATION CONTAINED ON ANY OF THE FOREGOING OR ANY RESULTS OR CONCLUSIONS REACHED BY BUYER AS A RESULT OF ACCESS TO OR USE THEREOF WITH RESPECT TO THE CD-ROM and paper documentation, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR AGAINST INFRINGEMENT. NORTEL NETWORKS SHALL NOT BE LIABLE FOR ANY DIRECT, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY NATURE WHATSOEVER WHICH MAY ARISE OUT OF THE USE OF OR INABILITY TO USE OR ACCESS THE CD-ROM, THE CD-ROM SOFTWARE, THE CD-ROM DOCUMENTATION THE PAPER DOCUMENTATION, AND FURTHER INCLUDING LOSS OF USE, REVENUE, PROFITS OR ANTICIPATED SAVINGS REGARDLESS OF HOW SUCH DAMAGES MAY HAVE BEEN CAUSED.

5.       GENERAL

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule D
                                                                     Page 3 of 3

Nothing contained in this Schedule D shall limit, in any manner, Nortel Networks' right to change the CD-ROM Software CD-ROM Documentation, the Paper Documentation or the design or characteristics of Nortel Networks' Products at any time without notice and without liability.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                    Page 1 of 9

                                   SCHEDULE E
                         DIRECTORY AND OPERATOR SERVICES
                        NAV MAINTENANCE SERVICE AGREEMENT

1.0      DEFINITIONS

As used in this Maintenance Service Agreement, all capitalized terms shall have the following meanings as specifically defined below:

"AGGREGATE MONTHLY MAINTENANCE CHARGES" or "AMMC" shall be an amount equal to the Basic Monthly Maintenance Charge as defined below, plus any premium charges resulting from Buyer's selection of any Optional Maintenance Services. The AMMC shall not include Hourly Service Charges as hereinafter defined.

"BASIC MAINTENANCE SERVICES" shall mean those maintenance services described on Appendix One, which Buyer may elect to purchase pursuant to a Contract Order.

"BASIC MONTHLY MAINTENANCE CHARGE" or "BMMC" shall be an amount equal to Nortel Networks' recurring monthly maintenance charge for the contracted level of service as specified in Buyer's Order for such services, on a location by location basis. The BMMC shall not include charges for any Optional Maintenance Services, Hourly Service Charges. The BMMC is set forth in Appendix 1 Part B attached hereto for the Maintenance Services described herein.

"CONTRACT ORDER" shall mean the Order submitted by Buyer to Nortel Networks specifying the level of Maintenance Service required for the applicable Sites pursuant to this Agreement.

"DATE OF INSTALLATION" shall mean the date on which each Unit is installed and certified by Nortel Networks as having successfully completed standard diagnostic routines. If a Unit is not installed by Nortel Networks, the Date of Installation shall be deemed to be the date ten (10) Business Days after Delivery of such Unit.

"DIAGNOSTIC SOFTWARE" shall mean the Software programs, or any portions thereof, provided by Nortel Networks under this Agreement, used for the express purpose of installing, maintaining or testing Nortel Networks Systems. Diagnostic Software may consist of Nortel Networks proprietary and/or Third Party Software programs provided under license by Nortel Networks. Diagnostic Software includes permitted reproductions made by Buyer and all updates and documentation provided by Nortel Networks.

"EMERGENCY CONDITION" shall mean a Product Failure classified as "Critical" as such is defined by Nortel Networks' standard fault classifications attached hereto as Appendix Three.

"EMERGENCY SERVICE" shall mean the Remedial Maintenance required to correct Emergency Conditions in the contracted systems.

"EQUIPMENT" shall mean the items of hardware installed at Sites, which are maintained by Nortel Networks pursuant to the terms and conditions of this Agreement.

"HOURLY SERVICES" shall mean any Maintenance Services performed by Nortel Networks at Buyer's request, on an hourly or time and expense basis, which are in addition to the

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                     Page 2 of 9

Maintenance Services provided by Nortel or which are non-Emergency Services and performed outside the PPM.

"HOURLY SERVICE CHARGES" shall mean those charges associated with the performance of Maintenance Services not included in the AMMC or BMMC which are provided by Nortel Networks to Buyer on an hourly basis.

"MAINTENANCE SERVICE" shall mean the level of maintenance services, including Basic Maintenance Services and Optional Maintenance Services, Buyer elects to be provided by Nortel Networks pursuant to the Contract Orders or Work Orders.

"OPTIONAL MAINTENANCE SERVICE" shall mean those Maintenance Services, other than those included in Appendix Two, for the applicable level of Maintenance Services purchased by Buyer in the applicable Work Order.

"ORDER" shall mean, either individually or collectively, Contract Orders and Work Orders.

"PREVENTIVE MAINTENANCE" shall mean the periodic inspection, cleaning, adjustment and, as needed, refurbishment and/or replacement of parts or components of the Product by Nortel Networks in order to keep the Product functioning in accordance with the applicable Specification.

"PRICE LIST" shall mean Nortel Networks' pricing for Maintenance Services as initially set forth in Appendix 1 attached hereto and updated from time to time as provided for herein.

"PRINCIPAL PERIOD OF MAINTENANCE" or "PPM" shall mean a contiguous nine (9) hour period, beginning at 8:00 a.m. and ending at 5:00 p.m., local Site time, on Business Days.

"PRODUCT" shall mean the Equipment and/or Software listed in Appendix 1 of this Schedule E, attached hereto, either individually or collectively.

"PRODUCT FAILURE" shall mean any condition, which causes a Product to not conform to the applicable Specifications. Classifications of Product Failures are set forth in Appendix Four attached hereto.

"PRODUCT LIST" shall mean the list of Products set forth in Schedule 1 to the Switching Product Attachment, either individually or collectively.

"REMEDIAL MAINTENANCE" shall mean the reactive and corrective action provided by Nortel Networks in order to correct a Product Failure and restore proper functioning according to the applicable Specifications.

"REMOTE DIAL-IN CAPABILITY" shall mean a modem access point into Buyer's network or systems. The modem access point may be referred to as a Point of Presence
(POP). Routing between the POP and all Buyer System networks maintained by Nortel Networks pursuant to this Agreement must be enabled.

"REPLACEMENT PRODUCTS" shall mean those Products, which have been repaired or replaced by Nortel Networks pursuant to Buyer's selection of Nortel Networks Maintenance Service.

                   CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                     Page 3 of 9

"SITE" shall mean any location of Buyer for which Nortel Networks Maintenance Service has been purchased pursuant to the applicable Contract Order.

"SPARE PARTS" shall mean those component parts, which are sold or otherwise provided by Nortel Networks to Buyer pursuant to the terms and conditions of this Agreement. Spare Parts furnished under this Agreement shall either be new or "refurbished and warranted as new" by Nortel Networks at Nortel Networks' sole discretion.

"SPECIFICATIONS" shall mean the published documentation of Nortel Networks and/or the applicable Equipment manufacturer or Third Party Software licenser that describe the features, functionality and performance characteristics of the applicable Product.

"SYSTEM" shall mean the collection of individual Products and related network equipment, which is designed to perform as a functional entity under the control of one or more CPUs.

"THIRD PARTY GOODS" shall mean those portions of the Equipment that contain or are derived from equipment or documentation provided to Nortel Networks by third party licenser(s) and which are therefore sublicensed by Nortel Networks to Buyer.

"THIRD PARTY SOFTWARE" shall mean those portions of the Software that contain or are derived from software or documentation provided to Nortel Networks by third party licenser(s) and which are therefore sublicensed by Nortel to Buyer.

"UNIT" shall mean an individual item of Equipment, designated by a discrete model and/or part number.

"WORK ORDERS" shall mean the Order submitted by Buyer to initiate Optional Maintenance Service or other Maintenance Services, which may be subject to Hourly Service Charges.

2.0      ORDERING

         2.1      MAINTENANCE SERVICES ORDER CONTENTS

                  Orders for Maintenance Services issued pursuant to this Schedule E shall contain, at a minimum, the following information:

         A. The reference number of the General Terms and Conditions Agreement ("ITC2000NPPA");
         B. A complete list of the level of Maintenance Services to be provided, specifying the quantity, type and description of the Products to be supported and the applicable charges;
         C.       A description of the Software licensed;
         D.       The location where the invoice shall be rendered for payment;
         E. The Site name and address at which Maintenance Services shall be rendered;
         F.       The Site at which the Equipment is or will be installed; and
         G.       Any special terms and conditions agreed upon by the Parties.

         2.2      CHANGE ORDERS

                  Buyer may submit a change to Buyer's Contract or Work Order for Maintenance Services (hereinafter "Maintenance Change Order") requesting additions or modifications to the Equipment and/or Software as

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                     Page 4 of 9

                  set forth on Appendix 1. Nortel Networks shall either accept or reject such Maintenance Change Order and provide notice of such acceptance or rejection as soon as practicable, but not later than thirty (30) days after receipt of such Maintenance Change Order. In the event Nortel Networks accepts such Maintenance Change Order, the BMMC applicable to such additions or modifications shall commence as of the date such changes are first implemented by Nortel Networks. As new Equipment is ordered, a Quote will be provided for the Installation and Maintenance fees. Actual charges will only be charged after expiration of Warranty.

                  Equipment may only be deleted from Appendix 1 of this Schedule E hereunder for Maintenance Services effective as of the expiration of any term of this Agreement or if the Equipment to be deleted is replaced by other Nortel Networks Products.

         2.3      TERM OF AN ORDER

                  Buyer shall issue one (1) Contract Order, which shall be in effect for the Commitment Period of this Agreement. Work Orders shall be in effect for the period of time required for Nortel Networks to complete the requested Maintenance Service.

3.0      MAINTENANCE PROCEDURES AND OBLIGATIONS OF BUYER

         3.1      PROBLEM NOTIFICATION

                  The primary Nortel Networks contact(s) set forth in Appendix 2 of this Schedule E shall be notified by Buyer in the event of a Product Failure.

         3.2      PROBLEM CLASSIFICATIONS

                  Upon receipt of notice by Buyer of a Product Failure, Nortel Networks shall categorize such failure into the applicable Nortel Networks Problem Classification set forth in Appendix Three. Upon such classification, Nortel Networks shall use all reasonable efforts to correct such Product Failure in accordance with the applicable Nortel Networks Resolution Target.

         3.3      SYSTEM CONFIGURATION CHANGES

                  In the event changes are made by Buyer to the System configuration, Buyer must notify both the Nortel Networks contact set forth in Appendix 2 of this Schedule E and the contact set forth in Section 10 entitled "Notices" five (5) days prior to modifying such System configuration.

         4.4      OBLIGATIONS OF BUYER

                  For every level of Maintenance Services selected by Buyer, Buyer must perform the following obligations in addition to those set forth in this Agreement and in the applicable
                  Appendix:

         A. Maintain Site conditions within environmental operating ranges as specified by Nortel Networks and/or the applicable Third Party equipment vendor, including but not limited to, adequate working space, heat, light, ventilation, telephone and electric current outlets;
         B. Follow and utilize Nortel Networks' alert and escalation procedures as referenced in Section 9 of this Schedule E; and

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                     Page 5 of 9

         C. Maintain the application Software within two (2) releases of the then current Nortel Networks Software Release level by upgrading the application Software to the latest generally available Software Release within ninety (90) days of the general availability date of each new Software Release.

4.0      PRICING

         4.1      MAINTENANCE CHARGES

                  Pricing set forth in Appendix 1 of this Schedule E entitled "Prices" shall be specific to those Maintenance Services set forth therein.

         4.2      CHANGES IN MAINTENANCE CHARGES

         A. The BMMC shall commence as of the effective date of Buyer's Contract Order (hereinafter "Order Effective Date") for the applicable Maintenance Service and shall, be invoiced as set forth in Section 6.0 for each month during the Commitment Period. Thereafter, the BMMC may be changed by Nortel Networks at any time, no more often than once in any calendar year.
         B. Hourly Service Charges shall be billed per Nortel Networks' current published rates and charges as initially set forth on Appendix 1. Hourly Service Charges are subject to change by Nortel Networks at any time, but no more often than once in any calendar year.
         C. In no event shall the BMMC and/or Hourly Service Charges paid by Buyer exceed Nortel Networks' then-current published pricing for such BMMC and/or Hourly Service Charge.

5.0      HOURLY SERVICE POLICY

         5.1      HOURLY SERVICES

                  At the request of Buyer, Nortel Networks shall perform Hourly Services pursuant to Work Orders issued by Buyer. Hourly Services shall be charged in accordance with Nortel Networks' then current Hourly Service Charges. Except as set forth in the attached Appendixes, Remedial Maintenance performed at the request of Buyer outside the PPM shall deemed Hourly Services.

         5.2      ORAL REQUESTS FOR HOURLY SERVICE

                  Buyer agrees that oral requests for Hourly Service made by an Authorized Representative shall be deemed to be valid Work Orders, governed by the terms and conditions of this Agreement, and that Buyer will pay any charges associated with such Hourly Service furnished by Nortel Networks in good faith in response to such oral requests. Buyer shall submit a written Work Order corresponding to such oral request for Hourly Service within forty-eight (48) hours of making such oral request.

6.0      INVOICING

         Charges for Basic Maintenance Services will be invoiced one (1) month in advance, and are due upon the first day of the month for which Maintenance Services are to be provided. In the event the term of an Order for Maintenance Service shall commence or terminate on other than the first day of a period, all

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                     Page 6 of 9

         amounts due for such month shall be prorated on the basis of a thirty
         (30) day month. All invoices for Maintenance Services other than Basic Maintenance Services are due and payable within thirty (30) days of the date of invoice.

7.0      WARRANTY

         7.1      SERVICE WARRANTY

                  So long as this Maintenance Service Agreement remains in effect, Nortel Networks warrants that it will perform contracted Maintenance Service in a professional and first class manner, and in accordance with generally accepted industry practices in effect at the time the Maintenance Service is performed. If within [***] ([***]) [***] of performance, such Services are found to be deficient in accordance with the standard set forth above, Buyer will notify Nortel Networks in writing of the deficiency and Nortel Networks will re-perform such Maintenance Services that are shown to be deficient, at no additional charge to Buyer.

         7.2      REMEDY

                  Nortel Networks' sole obligations under this warranty shall be to re-perform such Maintenance Services that Buyer has promptly reported to Nortel Networks as defective in material or workmanship and upon investigation, have been reasonably determined by Nortel Networks to be defective.

         7.3      RESTRICTIONS

                  The above warranties are for the benefit of and apply only to Buyer and will not apply if the defect arises out of: accident; neglect; misuse; failure of electric power, air conditioning, humidity control; causes other than ordinary use; or causes beyond Nortel Networks' control.

         7.4      WARRANTY LIMITATIONS

                  7.4.1 THE FOREGOING WARRANTIES ARE IN LIEU OF ALL WARRANTIES EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS, AND ARE IN LIEU OF ALL OBLIGATIONS OR LIABILITIES ON THE PART OF NORTEL NETWORKS, ITS SUBCONTRACTORS, SUPPLIERS OR LICENSERS, FOR DAMAGES, INCLUDING, BUT NOT LIMITED TO, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE MAINTENANCE SERVICES PROVIDED HEREUNDEROR ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, DATA OR PROFITS, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE PERFORMANCE OF ANY MAINTENANCE SERVICES HEREUNDER, WHETHER IN A CONTRACT OR TORT ACTION INCLUDING NEGLIGENCE EVEN IF NORTEL NETWORKS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                  7.4.2 The total liability of Nortel Networks for breach of this Warranty shall be limited to a refund of the AMMC applicable to said defective Maintenance Services for the period said Maintenance Services were reported and determined to have been defective.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                     Page 7 of 9


8.0      THIRD PARTY GOODS AND SOFTWARE

         8.1      THIRD PARTY GOODS

                  With respect to Third Party Goods provided by Nortel Networks pursuant to an Order placed under this Agreement, all support and warranty obligations with respect to the Goods, including any Third Party Goods will be provided exclusively by Nortel Networks.

         8.2      THIRD PARTY SOFTWARE

                  Third Party Software may, at Nortel Networks' sole discretion, be incorporated into the Software, or sublicensed on a stand-alone basis. Buyer acknowledges that, as to such Third Party Software, each third party licenser is an intended beneficiary of those provisions of this Agreement that relate to the grant of licenses, license limitations, termination, warranty disclaimers and limitations of remedies. All support and warranty obligations with respect to the Software, including any Third Party Software will be provided exclusively by Nortel Networks.

9.0      DISPUTE RESOLUTION PROCEDURE

         9.1      ESCALATION PROCEDURE

                  Buyer and Nortel Networks agree to follow an alert and escalation procedure as agreed upon from time to time, in order to ensure that both parties are fully apprised of all System problems/issues in a timely manner and that problems/issues are handled in an expedient fashion. Any issues Buyer has with respect to level of service, responsiveness, or other issues associated with Nortel Networks' performance of Maintenance Services shall initially be referred to the applicable Nortel Networks Customer Service Manager as detailed in Appendix 2. Any issues Nortel Networks has with respect to problems/issues concerning Buyer's obligation in connection with Maintenance Services shall be initially referred to the applicable Buyer Operations Manager as detailed in Appendix 2.

         9.2      RESOLUTION OF DISPUTES

         A. If in the opinion of either party, the other party has failed to comply with the requirements of this Product Attachment Schedule E, or to perform its obligations under this Schedule E in a satisfactory manner, then the dispute resolution procedure set forth in this Section 9 shall be invoked.
         B. In order to expedite the prompt resolution of any disputes that may arise hereunder, Nortel Networks and Buyer mutually agree that the dispute resolution procedure set forth herein will be employed by both parties prior to either party availing itself of any legal remedies (except for injunctive relief provided hereunder) against the other party. The dispute resolution procedure shall provide a course of action, and appropriate contacts within Nortel Networks and Buyer's respective organizations in order to successfully resolve any on-going problems.
         C. Nortel Networks and Buyer agree that the dispute resolution process will begin upon either party providing the other party with a dispute notice as set forth in Section 12 below.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                     Page 8 of 9

         9.3      FIRST LEVEL REVIEW

                  In the event a dispute arises between the parties, then the aggrieved party shall initially contact the applicable person as defined by the parties' escalation procedure referenced in
                  Section 9.1. In the event such procedure does not provide adequate resolution, the aggrieved party shall provide the other party with a dispute notice, and said problem will initially be referred to the "First Level" representatives of the parties identified in Section 9.6. below. The First Level representatives agree to use all reasonable efforts to meet within fifteen (15) Business Days from receipt of a dispute notice, at a mutually acceptable time and place, in order to effectuate a resolution to the dispute.

         9.4      FINAL LEVEL REVIEW

                  In the event a given problem has not been resolved at the First Level, or a corrective plan of action has not been mutually agreed upon, within thirty (30) calendar days of said meeting of the First Level representatives or within forty-five (45) calendar days of the giving of the dispute notice, then either party shall have the option of escalating the dispute to the "Final Level" representatives identified in
                  Section 9.6 below, by means of a written notice of escalation to the other party.

         9.5      FINAL LEVEL RESOLUTION

                  The Final Level representatives agree to use all reasonable efforts to meet within thirty (30) calendar days from receipt of such notice of escalation, at a mutually acceptable time and place, in order to effectuate a resolution to the dispute. If the dispute has not been resolved, or a corrective plan of action has not been mutually agreed upon within sixty (60) days of said meeting of the Final Level representatives, or within ninety (90) days of date of the notice of escalation to said Final Level, then either party may pursue any legal remedies it may have.

         9.6      DESIGNATED REPRESENTATIVES

                  The following Designated Representatives are to be contacted when there is an issue that needs to be escalated as detailed in Appendix 2 of this Schedule E:

                  -------------------------------------------------------------
                  LEVEL             FOR NORTEL NETWORKS:             FOR BUYER:
                  -------------------------------------------------------------
                  First             Senior Manager
                                    Customer Service
                  -------------------------------------------------------------
                  Final             Director
                                    Customer Service
                  -------------------------------------------------------------

10.0     NOTICES


                  All notices to be given hereunder shall be in writing and be personally delivered, sent by facsimile or by registered or certified mail. Notices shall be deemed to have been given when received by the party to whom said notice is addressed. Either party may from time to time change the address to which notices to it are to be sent by giving notice of such change to the other party.
                  If to Nortel Networks:

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                     Page 9 of 9

                  Primary Addressee:              With a Copy to:

                  Nortel Networks Inc.            Nortel Networks Inc.
                  Customer Service Division       Customer Service Division
                  97 Humboldt Street              97 Humboldt Street
                  Rochester, New York 14609-7493  Rochester, New York 14609-7493
                  Fax: (716) 654-2180             Fax: (716) 654-2180
                  Attn.: Director, Customer       Attn.: Director, Marketing
                  Services                        Operations

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                      Agreement No. ITC 2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                    Appendix One
                                                                     Page 1 of 5

                                   SCHEDULE E
                                  APPENDIX ONE

         NORTEL NETWORKS BASIC MAINTENANCE SERVICE TERMS AND CONDITIONS

1.0  -   NORTEL NETWORKS MAINTENANCE SERVICE DESCRIPTION

         1.1      BASIC MAINTENANCE SERVICES PROVIDED

                  Nortel Networks shall provide the following Basic Maintenance Services during the PPM for the Sites upon the Order for such Maintenance Services and the subsequent payment for such Maintenance Services for the Products and Systems set forth in
                  Schedule 1 to the Switching Product Attachment:

                  A. Four (4) hour response support to all call-in service requests in order to maintain and troubleshoot all hardware and software problems on the Systems covered by contracted Maintenance Services. Nortel Networks shall respond to non-emergency service requests within four (4) hours, and shall respond to emergency (system down) call-in service requests as soon as practicable, but not later than four (4) hours, regardless of whether such emergency service request was received during the PPM. Response time shall include a one (1) hour telephone response measured from the time the call is received by Nortel Networks until a return call is received by Buyer from a Nortel Networks technician;

                  B. Administration of the established problem escalation plan including resolving system problems and submitting problem reports to Nortel Networks technical support groups for final resolution;

                  C. Preventive Maintenance, for which the frequency and estimated length of time required shall be determined by Nortel Networks, to be performed during the PPM ;

                  D. Remedial Maintenance required to correct Product deficiencies, as further described in Section 3.0 of this Appendix One;

                  E.       Assistance in the resolution of network problems;

                  F. Assistance in the joint planning of maintenance activities, including, but not limited to, System and Software upgrades;

                  G. Assistance in administration of configuration databases and technical assistance in developing and implementing system administration procedures;

                  H. Installation during the PPM of updates to Software releases, speechware, and Products, which have been either purchased by Buyer or provided at no charge by Nortel Networks pursuant to the terms and conditions of this Agreement. Software Releases increasing the features or functionality of the Systems are available to Buyer at Nortel Networks' then current pricing;

                  I.       Installation of minor hardware extensions;

                  J. One (1) copy of all applicable maintenance releases to correct Software defects to be installed by Nortel Networks during the PPM;

                  K.       Develop Methods of Procedure (MOP);

                  L. Monthly conferences/meetings with Buyer's operations management during PPM to review Service Site status, System performance, problem resolution, future service activity and other maintenance and support topics;

                  M.       Management of spares inventory;

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                      Agreement No. ITC 2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                    Appendix One
                                                                     Page 2 of 5

         1.2      REPLACEMENT PARTS

                  In consideration of Buyer's payment of the applicable BMMC, Nortel Networks shall provide Buyer with any replacement parts for Products which have been repaired or replaced, at Nortel Networks' discretion, which are deemed necessary by Nortel Networks; provided Buyer pays to Nortel Networks the additional charges set forth in Section 1.3, below. Replacement Parts shall be new or be equivalent to new in performance. Title to the removed parts which have been replaced by Nortel Networks pursuant to this Agreement shall vest in Nortel Networks.

         1.3      ADDITIONAL CHARGES FOR MAINTENANCE SERVICES

                  Certain Maintenance Services may be provided by Nortel Networks to Buyer, which incur Hourly Service Charges as a result of such Maintenance Services being outside the scope of Maintenance Services as set forth in Section 1.1 of this Appendix One. Such Maintenance Services include but are not limited to those Maintenance Services for Remedial Maintenance as described in section A. below, and those Maintenance Services which are not contemplated by Remedial Maintenance and are considered to be "Non-Standard" as defined below.

                  A. REMEDIAL MAINTENANCE SERVICES

                     Outside of the PPM, Remedial Maintenance Services which are provided by Nortel Networks to support a non-Emergency Condition as determined by Nortel Networks, shall be provided at Nortel Networks' Hourly Service Charges, subject at all times to a two (2) hour minimum charge. In the event Products or Systems must be replaced or repaired due to the causes listed below, such repair or replacement shall be at Nortel Networks' then current pricing for such Products or Systems.

                     Causes:

                     1) Negligent acts or omissions of Buyer, its employees or
                        third parties;

                     2) Modification of Products where such modification was not previously authorized in writing by Nortel Networks;

                     3) Connection of the Equipment by mechanical or electrical means to Third Party Goods or devices not authorized in writing by Nortel Networks.

                  B. NON-STANDARD SERVICES

                     1) All Maintenance Services performed outside the PPM,
                        other than those specifically required to remedy an Emergency Condition, as reasonably determined by Nortel Networks, shall be charged by applying the standard Nortel Networks Hourly Service Charges plus reasonable expenses (reimbursed in accordance with the policies Buyer reimburses is employees for such expenses), unless otherwise determined by Nortel Networks.

                     2) In the event Buyer does not provide a Remote Dial-in
                        Capability, Nortel Networks shall charge Buyer Hourly Charges for each hour or part thereof Nortel Networks is involved.

                     3) Any Services which Nortel Networks is required to
                        perform due to the inactions or negligence of Buyer pursuant to Section 2 below.

         2.0      OBLIGATIONS OF BUYER

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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                                                      Agreement No. ITC 2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                    Appendix One
                                                                     Page 3 of 5

         2.1      PERSONNEL AND FACILITIES

                  In addition to the obligations of Buyer set forth in the Agreement, Buyer understands and agrees that it is Buyer's sole responsibility to perform the following for all Sites:

                  A. Provide adequate storage space for facilities use by Nortel Networks' personnel during periods of installation and/or maintenance within a reasonable distance of each System being so installed or maintained;

                  B. Prevent persons other than Nortel Networks' authorized personnel from performing maintenance and repairs to Products and/or Systems, unless such maintenance and repairs have been expressly authorized by Nortel Networks in writing;

                  C. Make the Products and Systems available to Nortel Networks at reasonable times during the PPM to perform Maintenance Services;

                  D. Employ, train and maintain adequate, experienced personnel to perform all System administration and operator functions, including but not limited to backups, daily updates, and audits;

                  E. Take any required precautions including but not limited to the making of appropriate back-up tapes to ensure the security of Buyer's data;

                  F.       Monitor all contracted Systems for alarm conditions;

                  G. Utilize the Nortel Networks Maintenance Service telephone number for notification and requests for Maintenance Services as set forth in Appendix 2 of this Schedule E;

                  H. Provide Nortel Networks local and/or remote maintenance and diagnostic access (remote modem access) to the Systems in order to facilitate System investigation.

                  I. Provide Nortel Networks software access, at the required level, to perform System investigative work, including root access in such a way as to allow Nortel Networks full maintenance access; and

                  J.       Perform all System and database administration tasks.

         2.2      ADDITIONAL REQUIREMENTS

                  A. Buyer agrees to follow the procedures set forth in this Agreement in order to ensure that Nortel Networks is fully apprised of all System problems/issues in a timely manner.

                  B. Buyer shall permit Nortel Networks to perform Maintenance Services and installation related site audits at Nortel Networks' reasonably requested times during Business Hours (or at such other times as is consistent with Buyer's request for Maintenance Services and/or Emergency Service), provided that Nortel Networks notifies Buyer at least twenty-four
                           (24) hours prior to performing such activities.

         2.3      NORTEL NETWORKS RESPONSE

                  In the event that Buyer does not perform the obligations as set forth above, Nortel Networks may defer performing Nortel Networks Maintenance Services until such obligations have been completed by Buyer, without liability hereunder for such delay in Nortel Networks' performance.

3.0  -   REMEDIAL MAINTENANCE

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                      Agreement No. ITC 2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                    Appendix One
                                                                     Page 4 of 5

         3.1      NOTIFICATION

                  Nortel Networks shall perform Remedial Maintenance during the PPM after Buyer notifies Nortel Networks of a Product Failure. Nortel Networks shall provide Buyer with designated twenty-four (24) hour per day point(s) of contact and applicable telephone number(s) to enable Buyer to give such notification. Buyer must provide Nortel Networks a valid Work Order number for any Remedial Maintenance performed outside the PPM unless such Remedial Maintenance is being performed during the Service Continuation Period as defined and set forth below or is classified by Nortel Networks as an Emergency Condition.

         3.2      SERVICE CONTINUATION PERIOD

                  Notwithstanding anything contained herein to the contrary, if Remedial Maintenance which was initiated during the PPM, but is not completed during the PPM, Nortel Networks will continue to provide Remedial Maintenance beyond the end of the PPM for up to one (1) hour at no additional cost to Buyer (hereinafter "Service Continuation Period"). If Buyer requests that such Remedial Maintenance continue beyond the Service Continuation Period, Buyer shall be charged pursuant to Nortel Networks' Hourly Service Policy for actual time spent performing such Service beyond the Service Continuation Period.

         3.3      RESPONSE TIME

                  A Nortel Networks Customer Service Engineer will respond to Buyer's requests for Remedial Maintenance as soon as practicable, but not later than four (4) hours after Nortel Networks' receipt of such request.

         3.4      MAINTENANCE WINDOW

                  Notwithstanding anything contained herein to the contrary, Buyer may elect to defer the performance of Emergency Service to Buyer's schedule period for Preventive Maintenance or other period in which Buyer performance maintenance on its network ("Maintenance Window"). If Emergency Service is deferred by Buyer to Buyer's Maintenance Window, Nortel Networks accepts no responsibility for such lost service and expressly disclaims any liabilities associated with such deferral. In addition, Nortel Networks shall not be penalized by Buyer in any reporting or grading of Nortel Networks' Systems, including but not limited to any Buyer report cards, as a result of any such deferrals.

4.0  -   MOVEMENT OF EQUIPMENT

         4.1      CONDITIONS FOR CONTINUATION OF SERVICE

                  In the event Buyer desires to move Products from one location to another location, Nortel Networks shall continue to provide Maintenance Service with respect to such Products provided that Buyer has notified Nortel Networks of such move in writing and Nortel Networks has mutually agreed to such move in writing within thirty (30) days from receipt of Buyer's request.

                  All risk of loss and damage, and all expenses associated with the actual movement of Products (including, but not limited to; rigging, drayage, transportation, insurance, and any parts and labor required to reinstall the Product at the new installation site) shall be borne by Buyer. Furthermore, in the event Buyer requests Nortel Networks to supervise any such move, Nortel Networks shall do so at Nortel Networks' then applicable Hourly Service Charge and shall not be

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                      Agreement No. ITC 2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                    Appendix One
                                                                     Page 5 of 5

                  liable for any incidental, consequential, or direct damages caused by Buyer's personnel or third parties assisting in any such move; provided, however, Nortel Networks shall not be relieved of liability for any direct damages caused by its negligent or willful acts or omissions in performing such supervisory function (including any instructions provided to Buyer or its contractors). At Buyer's request, Nortel Networks will provide a quotation for the movement of Products by Nortel Networks, including but not limited to the deinstallation at the current location and reinstallation at the new location.

         4.2      SERVICE CHARGES

                  AMMC for relocated Products will be subject to change Nortel Networks' prevailing charge and other applicable terms and conditions. There shall be no abatement in the AMMC with respect to the relocated Products during the time in which such relocated Products are in transit.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                      Agreement No. ITC 2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                    Appendix Two
                                                                     Page 1 of 2

                                   SCHEDULE E
                                  APPENDIX TWO

                  NORTEL NETWORKS MAINTENANCE SERVICE OPTIONAL
                                  ENHANCEMENTS

A.       OPTION 1 - ON-SITE MAINTENANCE SERVICE

1.       Description of On-Site Maintenance Services

         In consideration of Buyer's payment of the applicable premium in addition to the BMMC associated with the Nortel Networks Maintenance service option, Nortel Networks shall provide the optional, On-Site Maintenance Services as described below in addition to the Basic Maintenance Services specified in Appendix One, Section 1. On-Site Maintenance Services enhances the Nortel Networks Basic Maintenance Service by the addition of the following Services:

         a. On-Site support to maintain and troubleshoot all System and network related problems on the Systems covered by On-Site Maintenance Services;

         b. Nortel Networks assumes responsibility as the prime for the escalation and tracking of Product problem reports to all Nortel Networks technical support groups for resolution of System problems and issues; and

         c. Provision of technical assistance in developing and implementing appropriate System administration procedures; and

         d. Assistance in the configuration of additional Software on the System after installation; and

         e.       Assistance in the support of the network; and

         f. Assistance in performing System and Database Administration tasks.

2.       Obligations of Buyer

         Buyer understands and agrees that, in addition to the obligations set forth in Section 2 above, it is the sole responsibility of the Buyer to provide facilities, within a reasonable distance of the System, for Nortel Networks' "On-Site" personnel who are assigned to Buyer's location pursuant to Buyer's selection of On-Site Maintenance Services.

B.   -   OPTION 2 - EXTENDED MAINTENANCE PERIOD OPTION

1.       Additional Service Provided:

         In consideration of Buyer's payment of the applicable premium set forth below in addition to the BMMC associated with Nortel Networks Maintenance Support, Nortel Networks will provide Remedial Maintenance outside the PPM during the Extended Maintenance Period selected by Buyer. Buyer, upon payment of the appropriate fee specified below, may designate that the Extended Maintenance Period encompass periods of twelve (12), sixteen (16), or twenty-four (24) hours per day, five (5) days per week, excluding holidays. Buyer may further elect to have the Extended Maintenance Period include coverage on Saturday only, or both Saturday and Sunday. If Buyer has selected Extended Maintenance Period coverage to include seven (7) days per week, Holiday coverage is provided by Nortel Networks at no additional expense to Buyer.


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                      Agreement No. ITC 2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                    Appendix Two
                                                                     Page 2 of 2

2.       Restrictions

         The Extended Maintenance Period Option applies only to Remedial Maintenance. Preventative Maintenance, installation of Product Change Notices and the installation of Equipment and Software are not covered by this option and are performed during the PPM (i.e., between 8:00 a.m. and 5:00 p.m., local time for the applicable Site). Extended Maintenance Period hours of coverage selected for Saturday or Sunday must not be greater than the contracted hours of coverage during the week.

3.       Applicable premiums

                                                   Percentage of Appropriate
             Hours of Coverage                 Basic Monthly Maintenance Charge
         ----------------------------------------------------------------------

         Monday - Friday
                Twelve (12) hours                           [***]%
                Sixteen (16) hours                          [***]%
                Twenty-Four (24) hours                      [***]%
         Saturday or Sunday
                Nine (9) hours                              [***]%
                Twelve (12) hours                           [***]%
                Sixteen (16) hours                          [***]%
                Twenty-Four (24) hours                      [***]%

         The premiums for the Extended Maintenance Period Option are additive. (E.G. IF WE WANT 12 HOURS M-F, AND NINE ON S/S, THE PREMIUM IS [***]%]

C.       OPTION 3 - SCHEDULED SERVICES OPTION

1.       Description of Scheduled Services Option

         In consideration of Buyer's payment of the applicable premium set forth below in addition to the BMMC associated with Basic Maintenance Services, Nortel Networks will perform the following Scheduled Services during the hours specified in subparagraph 2., below:

         o        Preventative Maintenance,
         o        Installation of any modifications required by Product Change
                  Notices,
         o Installation of Equipment and Software and field upgrades at Nortel Networks' standard installation charges. Movement of Equipment, subject to separate charges as set forth under standard Nortel Networks Maintenance Services.

2.       Scheduled Services Hours

         Scheduled Services will be performed within four (4) hours of the conclusion of the PPM, regardless of whether or not Buyer has contracted for the Extended Maintenance Period Option (Option 2 above). That is, Services provided pursuant to the Scheduled Services Option will be performed within the four (4) hour period, which begins at 5:00 p.m. and ends at 9:00 p.m. local time.

3.       Applicable Premium

         The applicable Scheduled Services Option Premium is [***] percent ([***]%) of the appropriate Basic Monthly Maintenance Charge.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                      Agreement No. ITC 2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                  Appendix Three
                                                                     Page 1 of 3

                                   SCHEDULE E
                                 APPENDIX THREE

                              EMERGENCY CONDITIONS

E1       SERVICE OUTAGE OR SERVICE DEGRADATION

         The following criteria provide guidelines used to establish the priority classification for the E1 degradation and/or outage.

         o Loss of service capability (call processing originations or terminations) for more than 30 seconds

         o Any manual or system initiated restart (warm, cold, reload or image reload) which causes a loss of service capability for a period in excess of 30 seconds

         o        Services degraded for reasons such as, but not limited to:

                  1. All incoming, outgoing and/or two way trunks are lost.

                  2. A 100% link failure disrupting connections between any two points in the network, where the disrupted traffic demand exceeds the alternate routing capability.

                  3. Percentage of the total number of audio ports are out-of-service, causing the disrupted traffic demand to exceed the alternate audio traffic capability.

                  4. Consistently slow dial tone (8 second delay or greater).

         E1 Resolution Objective: IMMEDIATE and continuous effort until the service level is restored to pre-incident operation. Continuous effort must be maintained until the problem is resolved or a work-around is implemented. If a work around is implemented, the condition will be downgraded to E3.

E2       POTENTIAL SERVICE OUTAGE OR SERVICE DEGRADATION

         The following criteria provide guidelines used to establish the priority classification for the E2 potential degradation and/or outage.

         o Loss of the duplex function for any equipment that is duplicated

         o Loss of greater than 10% percent (but less than 100%) of terminals unable to login within a given bureau

         o More than 50% (but less than 100%) loss of hardware facilities in any area of the system that would not create a loss of service, but a degradation (limited) of service with no data loss through the node (e.g., slow search response)

         o        Inability to perform critical maintenance procedures

         E2 Resolution Objective: IMMEDIATE and continuous effort until the service level is restored to pre-incident operation. Continuous effort must

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                      Agreement No. ITC 2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                  Appendix Three
                                                                     Page 2 of 3

         be maintained until the problem is resolved or a work-around is implemented. If a work around is implemented, the condition will be downgraded to E3.

E3       OUTAGE FOLLOW-UP SR CLASSIFICATION

         The following criteria provide guidelines used to establish the priority classification for the E3 outage follow-up.

         o Generated by the Nortel Networks Technical Support prime following resolution and closing of an E1 (outage) call report.
         o        Automatically generated when a final fix must be implemented in response to an E1 or E2 work-around condition.
         o        Problem and action text copied over from the E1 and E2 call reports to the E3 call report when opened
         o Used to document further investigations and analysis to determine the cause of the outage and steps taken to prevent the same problem in the future

         E3 Resolution objective: 30 DAYS; Upon the completion of the investigation, a fix, if applicable, will be scheduled for a future standard software, hardware, or documentation update or revision.

S1       CONTINUOUSLY SERVICE AFFECTING CONDITION

         The following criteria provide guidelines used to establish the priority classification for the S1 service-affecting problems.

         o Software errors or hardware troubles directly and continuously affecting any subscriber's service or the operating company's ability to collect revenue
         o        System or process core dumps (more than twice a day)
         o        Loss of operator statistics collection
         o        Any peripheral module out of service

         S1 Resolution objective: 30 DAYS; status response in two weeks, with a fix or work-around solution applied within four weeks. If a work around is implemented, a fix, if applicable, will be scheduled for a future standard software, hardware, or documentation update or revision.

S2       INTERMITTENTLY SERVICE AFFECTING CONDITION

         The following criteria provide guidelines used to establish the priority classification for the S2 intermittently service-affecting problems. Software or hardware faults that only intermittently affect service to one or more classes of subscribers System related documentation errors, which categorically result in, or lead to, service impairment

         o Problems where the operating company can show significant impact on plant and traffic operations and upon its ability to plan office extensions
         o        Office alarm unit out-of-service
         o        Core equipment diagnostic failures (less than two per day)

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                      Agreement No. ITC 2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                  Appendix Three
                                                                     Page 3 of 3

         S2 Resolution Objective: 30 DAYS; status response in four weeks, with a fix or work-around solution applied within eight weeks. If a work around is implemented, a fix, if applicable, will be scheduled for a future standard software, hardware, or documentation update or revision.

NS       NON SERVICE AFFECTING CONDITION

         The following criteria provide guidelines used to establish the priority classification for the NS non-service affecting problems.

         o Service analysis, operational measurements, maintenance program or network management problems, or system related documentation inaccuracies, which do not affect call processing
         o        Non-service affecting software inconsistencies
         o Peripheral equipment diagnostic failures, not already defined above, which cannot be corrected by the customer's technicians
         o Equipment failures which do not result in an E1 or E2 condition
         o        Undefined system alarms

         NS Resolution Objective: 182 DAYS, Status response in six weeks. Upon the completion of the investigation, a fix, if applicable, will be scheduled for a future standard software, hardware, or documentation update or revision.

B1       BUSINESS CRITICAL CONDITION

         The following criteria provide guidelines used to establish the priority classification for the B1 non-service affecting problems.

         o Any problem that would create a service effecting condition if the system was live and in-service. B1 conditions are used only for pre-launch problems.
         o A problem that will seriously affect subscriber service, at in-service (IS) date

         B1 Resolution Objective: 30 DAYS, Status response in two weeks or daily if the service launch date is within two weeks.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                      Agreement No. ITC 2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                   Appendix Four
                                                                     Page 1 of 1

                                   SCHEDULE E
                                  APPENDIX FOUR

                     NORTEL NETWORKS PROBLEM CLASSIFICATIONS
                         PRODUCT FAILURE CLASSIFICATIONS

In order to classify errors and problems, the following categories / classifications will apply. Buyer agrees to utilize the below classifications for all trouble reports and requests for service.

CRITICAL
The problem is very CRITICAL in nature. The problem has created a system outage. No known work-around exists or a work-around has not been implemented. This problem should be worked immediately and continuously until resolved. All E1 and E2 conditions. This classification is always considered an Emergency Condition.

MAJOR
The problem is of MAJOR severity. This problem needs to be resolved quickly, but not necessarily worked continuously. All E3, S1, S2 and B1 conditions.

MINOR
The problem is of MINOR severity. Any problems that create inconsistencies or irregularities. This problem needs to be resolved, but is not of major concern at this time. All E4 and NS conditions.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                      Agreement No. ITC 2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule E
                                                                          Part A
                                                                     Page 1 of 1

                               SCHEDULE E- PART A
                                    PRODUCTS

PRODUCT LISTING (While this list is believed to be complete and accurate, any inadvertent omissions from this list will not cause a lack of support coverage for the omitted items) All Hardware and Software is located in [***].

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                 NORTEL NETWORKS / NETWORK INFORMATION SERVICES
                 SCHEDULE 1 PART A - EQUIPMENT MAINTENANCE ORDER

          [X] Initial Order [ ] Addition [ ] Deletion         Page # _1_ of _3_
                                                      Excessing Invoice Number:
                             ITC-DELTACOM ISN/DA NAV
                                HARDWARE/SOFTWARE

Line                                                                            Total                    Total     Monthly
Item            Model                                            Core System  Core System  Peripheral  Peripheral  Software  Install
 #      Qty     Number        Description                        Unit (BMMC)   Unit BMMC     (BMMC)      (BMMC)    Support   Charges
                              ISN/DA NAV HARDWARE
 1     [***]    NTZZ51AA      CONTROLER BAY BUILDING BLOCK
 2     [***]    NTZZ52AA      LAN BAY BUILDING BLOCK
 3     [***]    NTZZ51DA      OPERATIONS CONTROLLER SHELF
 4     [***]    NTZZ51EA      SERVICE CONTROLLER SHELF
 5     [***]    NTZZ42MA      INVERTER BUILDING BLOCK
 6     [***]    NTZZ42LA      IOC RS 232 BUILDING BLOCK
       [***]    NTZZ51GA      MODEM SHELF KIT
 7     [***]    NTZZ51HA      STD DTL BUILDING BLOCK
 8     [***]    NTAR10AF      ASN RTR OPT
 9     [***]    A0630835      ASN DUAL SYNC NET MODULE
10     [***]    A0630834      ASN DUAL ETHERNET NET MODULE
11     [***]    A0600472      DIALUP RACK MOUNT MODEM
12     [***]    NTZZ51GA      MODEM SHELF KIT
13     [***]    A0609601      UNIVERSAL MODEM - RACK MOUNT
14     [***]

15     [***]                  ISN/DA NAV SOFTWARE
16     [***]    NAV-0S-2001   Oper sys per OC, IC, & SC Shelf
17     [***]    NAV-0S-2002   Logs and Alarms per OC "OR"IC shelf
18     [***]    NAV-0S-2003   General for every Shelf
19     [***]    NAV-0S-2004   PSOS+ Licnese per RSP(187/197)
20     [***]    NAV-0S-2005   Object Time Lic. per RSP (187/197)
21     [***]    NAV-0S-2006   Kermit S/W License OC shelf
22     [***]    NAV-0S-2007   Network S/W per56KB Port (DS0)
23     [***]    NAV-0S-2009   FVR License per FVSIR Port
24     [***]    S600/100      Audio: Standard DA Announceements
25     [***]    S400/510      ADACC: Auto Collect & Auto Complete
26     [***]    S400/520      ADACC: ASR Support
27     [***]    S600/150      Audio: DACC Branding
28
29
30
31
32
33
34
35
36
37
38
39
40

             Notes:                                    MONTHLY CORE SYSTEM =  SEE ANNUAL

Core System: Central processors, memories, disks, tape units,                MONTHLY PERIPHERAL TOTAL: SEE ANNUAL

                                                                       TOTAL MONTHLY HARDWARE CHARGES: SEE ANNUAL

Peripheral: All other Equipment Units
                                                                                         MONTHLY SOFTWARE CHARGES: SEE:ANNUAL

The Software Maintenance column may include monthly
Software support chcontrollers,tand systemtconsole.                                          ONE TIME INSTALLATION CHARGE: =  $[***]
Management charges.


The Install charges column may include Software or                     Equipment Location:            Billing Address:
Hardware Installation charges.
                                                                       ITC-DeltaCom                   ITC-DeltaCom

                                                                       [***]                          [***]

                                                                       [***]                          [***]



                                                                                                      ATTN: Kathy Strickland

01/25/00 Ltg

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                 NORTEL NETWORKS / NETWORK INFORMATION SERVICES
                 SCHEDULE 1 PART A - EQUIPMENT MAINTENANCE ORDER

          [X] Initial Order [ ] Addition [ ] Deletion         Page # _2_ of _3_
                                                      Excessing Invoice Number:
                             ITC-DELTACOM ISN/DA NAV
                                HARDWARE/SOFTWARE

Line                                                                            Total                    Total     Monthly
Item           Model                                             Core System  Core System  Peripheral  Peripheral  Software  Install
#      Qty     Number         Description                        Unit (BMMC)   Unit BMMC     (BMMC)      (BMMC)    Support   Charges
 1    [***]                   B. & A.S. NAV HARDWARE
 2    [***]    NTFY10AA       Local X11 Terminal Kit
 3    [***]    NTFY10AF       Printer Kit
 4    [***]    NTFX84GA       24 Port Hub Kit
 5    [***]    NTZZ52AA       LAN Building Block
 6    [***]    NTZZ42MA       Inverter Building Block
      [***]    NTZZ51GA       Modem Shelf Kit
 7    [***]    A0600472       V.3229 Dialup Rack Mt Modem
 8    [***]    NTFXX76CA      Sys Proc 55MHZ/64MBCP
 9    [***]    NTFX64BA       Enhanced MTL
10    [***]    NTFX78AA       Speech Recognition Proc.
11    [***]    NTZZ51HA       STD DTL Kit Building Block
12    [***]    NTZZ51AB       NAV Controller Bay
13    [***]    NTZZ51EC       Service Controller Shelf
14    [***]    NTFX61JA       9GB Disk/Disk Module
15    [***]    NTFX65AA       TSIMDS
16    [***]    NAV10009       Unix Base License-197 Proc
17    [***]    NTFX61HA       9GB Disk/12GB DAT Module
18    [***]    NTZZ51DG       Operations Controller Shelf
19    [***]    NTZZ42LA       IOC RS232 Building Block
20    [***]    NAV20001       S/W Operations Controller
21    [***]    NAV20004       Informix OC License
22    [***]

23    [***]                   B&AS SOFTWARE
24    [***]    NAS-S-0136     Legato V5.0, LSP1.02,TURBOPA
25    [***]    S200/001       Directory One CAMS Base
26    [***]    S580/000       EBAS Base Application
27    [***]    S580/001       Basic Speech Recognition-Eng
28    [***]    S580/100       AABS Base Application
29    [***]    S580/003       Basic Speech Recognition-Span
30    [***]    S580/009       Enhanced Branding
31    [***]
32    [***]
33    [***]
34    [***]
35    [***]
36    [***]
37    [***]
38    [***]
39    [***]
40    [***]

             Notes:                                    MONTHLY CORE SYSTEM =  SEE ANNUAL

Core System: Central processors, memories, disks, tape units,                MONTHLY PERIPHERAL TOTAL: SEE ANNUAL

                                                                       TOTAL MONTHLY HARDWARE CHARGES: SEE ANNUAL

Peripheral: All other Equipment Units
                                                                                         MONTHLY SOFTWARE CHARGES: SEE:ANNUAL

The Software Maintenance column may include monthly
Software support chcontrollers,tand systemtconsole.                                          ONE TIME INSTALLATION CHARGE: =  $[***]
Management charges.


The Install charges column may include Software or                     Equipment Location:            Billing Address:
Hardware Installation charges.
                                                                       ITC-DeltaCom                   ITC-DeltaCom

                                                                       [***]                          [***]

                                                                       [***]                          [***]



                                                                                                      ATTN: Kathy Strickland


                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                 NORTEL NETWORKS / NETWORK INFORMATION SERVICES
                 SCHEDULE 1 PART A - EQUIPMENT MAINTENANCE ORDER

                    ORIGINAL CONTRACT EFFECTIVE DATE:                  1/1/2000
Sys. Number: ITC-NAV
P.O. Number:        Effective Date of this transaction (Billing Date): 1/1/2000

                                                                               Core
                                                                               System           Peripheral

BASIC MONTHLY HARDWARE MAINTENANCE BMMC)

       Core System Total BMMC  (From Part A)                                 $[***]


       Peripheral Total BMMC  (From Part A)                                                         $[***]

                                  Enter appropriate Percentage: [***]
       EXTENDED MAINTENANCE PERIOD OPTION: (Appropriate % X BMMC)            $[***]                 $[***]


       SCHEDULED SERVICES OPTION (7% X BMMC)


       TWO HOUR RESPONSE TIME   (15% X BMMC)


       MONTHLY HARDWARE MAINTENANCE SUBTOTAL:                                $[***]                 $[***]      =      $[***]


       TOTAL MONTHLY HARDWARE MAINTENANCE:                                                                             $[***]

       MONTHLY SOFTWARE MAINTENANCE SUBTOTAL: (From Part A and/or Option 4)                                            $[***]

       TOTAL MONTHLY SOFTWARE MAINTENANCE:

                                                                                                                       $[***]
       TOTAL MONTHLY MAINTENANCE CHARGES
                                                                                                                       $[***]
       TOTAL ANNUAL MAINTENANCE CHARGES
                                                                                                                       $[***]
       TOTAL WAIVED CHARGES
                                                                                                                       $[***]
       TOTAL ANNUAL MAINTENANCE FEES DUE

                                                                                                                       $[***]
       INSTALLATION CHARGES (Hardware/software one-time charge from Part A)

      CUSTOMER'S SELECTION

      Customer, by its signature, hereby extends the Maintenance
      Service Agreement and selects the option(s) listed below, for premium charges listed below. This schedule modifies and supplements the Maintenance Service Agreement made as of the EFFECTIVE DATE of the schedule and the terms of the Maintenance
      Service Agreement, this schedule shall control.

      SELECTIONS:   [  ] EXTENDED MAINTENANCE PERIOD OPTION
                    [  ] TWO HOUR RESPONSE TIME OPTION
                    [  ] SCHEDULED SERVICES OPTION
                    [  ] SOFTWARE SUPPORT SERVICES OPTION

Northern Telecom - Network Information Services                     Customer

By:                                                                 By:

Title:        Director, Customer Service                            Title:

Date:                                                               Date:

NOTE: SCHEDULE 1, PART A(S) MUST BE ATTACHED IN ALL CASES..

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                              Schedule E, Part B
                                                                     Page 1 of 1

                            SCHEDULE PART B - PRICES

                       COMPUTING PLATFORM SUPPORT PRICING

Nortel Networks Maintenance Support Services Maintenance Charges:
                                                       Annual Maintenance Charge
ISN DA NAV and AABS NAV                                         $[***]

BMMC: CONTRACT FOR ABOVE SYSTEMS
--------------------------------------------------------------------------------
     Nortel Networks
       Maintenance
--------------------------------------------------------------------------------
        Quarterly                                               $[***]
--------------------------------------------------------------------------------
          Annual                                                $[***]
--------------------------------------------------------------------------------




                                             2000 STANDARD RATE SCHEDULE

                                          ----------------
                                               Nortel
                                              Networks
                                             Maintenance
----------------------------------------------------------
8 AM to 5 PM                                [***]/hour 1,2
Mon - Fri.
----------------------------------------------------------
Overtime                                    [***]/hour 1,2
----------------------------------------------------------
Daily rate                                    [***] per
8 business hours                              8 hours, 3
----------------------------------------------------------


NOTES:
         1.       Minimum 2 hour billing plus mileage at $.31/mile.
         2.       All billing is based on a portal-to-portal basis.
         3. Does not include travel and living expenses ("T&L"). Buyer shall be charged any such additional T&L expenses on the applicable invoice associated with such Order.
         4.       All rates are in US dollars.
         5. For all billings, time beyond 8 hours per day, and contiguous to the 8 hour day, will be billed at the overtime rate without a minimum billing requirement.
         6. Rate schedule billings will be applied for services rendered outside the scope of the individual Buyer contract and stated warranty.
         7.       All rates are based on per Nortel Networks Engineer /
                  Technician.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                              Schedule E, Part C
                                                                     Page 1 of 3

                          SCHEDULE E-PART C - CONTACTS

                    NORTEL NETWORKS AND ITC/\DELTACOM CONTACTS

1.  -    NORTEL NETWORKS

Title                          Name                Phone Number        Address

24 hour per day Contact

Senior Manager,                Larry Gooch
Customer Service

Director,                      Sam Delibert        716-654-3177        97 Humboldt Street
Customer Service                                                       Rochester, NY
                                                   fax 716-654-2180    14609-7493

2.  -    ITC/\DELTACOM

Title                          Name                Phone Number        Address

System                         TBD                 TBD                 TBD
Administrator

Manager                        TBD                 TBD                 TBD
Operations

Senior Manager Operations      TBD                 TBD                 TBD

Director Network Operations    TBD                 TBD                 TBD

VP Network Engineering         TBD                 TBD                 TBD
and Operations

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                                      Schedule F
                                                                     Page 1 of 9

                     TRANSLATIONS SUPPORT SERVICE AGREEMENT

This Translations Support Service Agreement ("TSS Agreement") is made as of the first day of July, 1999 (hereinafter the "Effective Date") by and between Northern Telecom Inc. ("Nortel Networks") who has changed its name to Nortel Networks Inc., a Delaware corporation with offices at 97 Humboldt Street, Rochester, New York 14609 and Interstate FiberNet, Inc. ("IFN") and its subsidiary ITC/\DeltaCom Communications, Inc. (formerly DeltaCom, Inc.),
(each considered a "Buyer"), with principal offices located at 206 West 9th Street, West Point, Georgia 31833.

                                   WITNESSETH:

WHEREAS, Nortel Networks and Buyer desire to confirm the terms and conditions under which Nortel Networks will provide certain Translations Support Services, as defined herein for the Nortel Networks DMS TOPS owned by Buyer and installed at Buyer's location(s) (hereinafter "Site(s)"). The provision of such Translations Support Services shall be governed only by the terms and conditions as provided in this TSS Agreement and the designated Sections and Schedules, each of which is attached hereto and incorporated fully herein and made a part of this TSS Agreement.

NOW, THEREFORE, the parties agree as follows:

1.       DEFINITIONS

Capitalized terms used herein and not otherwise defined shall have the meaning given such terms in EXHIBIT A to the Network Products Purchase Agreement dated November 8, 2000, between Nortel Networks and Buyer ("NPPA"). As used in this TSS Agreement, the following capitalized terms shall have the meanings set forth below, and to the extent such definitions vary for the same term set forth in the NPPA, these definitions shall control for purposes of this TSS Agreement:

         1.1. "ACTIVE SOFTWARE" shall mean any Software which is currently deployed at one or more Sites; which has been succeeded by a new Software release (Production Software); and which is not Retired Software, as hereinafter defined.

         1.2. "AUTHORIZED CALLERS" shall mean those Buyer personnel who are authorized by Buyer to contact Nortel Networks for the purpose of placing Orders or receiving support as set forth in Appendix One to this Agreement.

         1.3. "ANNUAL TRANSLATIONS SUPPORT CHARGE" or "ATSC" shall mean an amount equal to Nortel Networks' recurring annual Translations Support Service charge for the contracted level of service as specified in Buyer's Order for such services, on a network-wide basis. The ATSC does not include charges for any on-Site Translations Support Services. The ATSC is set forth in Part A to this Schedule F for the Translations Support Services described herein.

         1.4. "CONTRACT ORDER" shall mean the Order submitted by Buyer to Nortel Networks specifying the Translations Support Service ordered pursuant to this Agreement.

         1.5. "EMERGENCY CONDITION" shall mean a Product Failure classified as "Critical" as such is defined by Nortel Networks' standard fault classifications attached hereto as Appendix 2.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                                       Exhibit N
                                                                      Schedule F
                                                                     Page 2 of 9

         1.6. "ORDER" shall mean, either individually or collectively, Contract Orders, Purchase Orders, Repair Order, Spare Parts Orders, and Work Orders.

         1.7. "PRICE LIST" shall mean Nortel Networks' pricing for Translations Support Services as initially set forth in Schedule A, and updated from time to time as provided for herein.

         1.8.     "PRINCIPAL PERIOD OF MAINTENANCE" or "PPM" shall mean the nine
                  (9) hour period, beginning at 8:00 a.m. and ending at 5:00 p.m., Eastern standard time, Monday through Friday, excluding holidays observed by Nortel Networks.

         1.9. "PRODUCT" shall mean the equipment and/or Software specifically sold/licensed by Nortel Networks and operating as a part of Nortel Networks DMS TOPS, either individually or collectively.

         1.10. "PRODUCT FAILURE" shall mean any condition that causes a Product to not conform to the applicable Specifications. Classifications of Product Failures are set forth in Appendix 2.

         1.11. "PRODUCTION SOFTWARE" shall mean any Software release that is generally available. Software releases remain "Production Software" until the next subsequent Software release is generally available. When a new Software release becomes generally available, the previous Production Software release is designated as "Active Software" for a time period not to exceed two years from general availability of the new Software release.

         1.12. "REMOTE DIAL-IN CAPABILITY" shall mean a modem access point into Buyer's network or Systems, which access point may also be referred to as a Point of Presence (POP). Routing between the POP and all Buyer System networks supported by Nortel Networks pursuant to this Agreement must be enabled. The POP must provide a TCP/IP encapsulation protocol, either Serial Line Interface Protocol (SLIP) or Point-to-Point Protocol
                  (PPP). Network security must not exclude telnet, ftp, X11, ping, or specific Nortel Networks traffic (i.e.: orbix, Gemstone, OSSI) protocols. The POP should be ISDN where available, and the minimum acceptable hardware baud rate is 28.8K.

         1.13. "RETIRED SOFTWARE" shall mean any Software release that has been designated as Active Software for two years. All Nortel Networks Software achieves "Retired" status two (2) years after the date the next subsequent Software Release is designated as generally available or Production Software. Retired Software is no longer in Production or Active Software status.

         1.14. "SOFTWARE" shall mean the computer programs (i.e., the instructions for controlling the operation of a central processing unit {"CPU"}) licensed for use on a specific CPU. Software consists of Nortel Networks proprietary and/or third party Software computer programs provided under license by Nortel Networks. Software shall include all firmware and logic instructions in machine-readable code residing in, or intended to be loaded in equipment memories that provide basic logic, operating instructions and user-related application instructions, as well as associated documentation used to describe, maintain and use the programs, and all updates thereto. Software furnished hereunder is provided in machine-readable (object) form only; no Software source programs are licensed hereunder.

         1.15. "SOFTWARE RELEASE" shall mean a release by Nortel Networks of a new Software load that delivers new features or functionality to Products.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule F
                                                                     Page 3 of 9

         1.16. "SPECIFICATIONS" shall mean the published documentation of Nortel Networks and/or the applicable equipment manufacturer or third party Software licensor that describe the features, functionality and performance characteristics of the applicable Product.

         1.17. "SYSTEM" shall mean the collection of individual Products and related network equipment that is designed to perform as a functional entity under the control of one or more CPUs.

         1.18. "TRANSLATIONS SUPPORT SERVICE" shall mean the level of remote telephone technical support services offered by Nortel Networks' DMS TOPS translations engineers to Buyer's designated personnel relating to the Software datafill of a DMS TOPS required for Operator Services, as further described in Appendix One. The contracted level of Translations Support Service selected by Buyer shall be identified in the applicable Order.

         1.19. "WORK ORDERS" shall mean the Order submitted by Buyer to initiate Optional Translations Support Service or other Translations Support Services which may be subject to Hourly Service Charges.

2.       EFFECTIVE PERIOD AND RENEWAL

         2.1. This TSS Agreement is effective November 1, 1999 through December 31, 2002 (hereinafter "Initial Effective Period") unless extended through a written renewal of this TSS Agreement (any such extended Initial Effective Period shall hereinafter be referred to as the "Renewal Effective Period"). As used herein, "Effective Period" shall be a collective term meaning Initial Effective Period and if applicable, any Renewal Effective Period(s).

         2.2. At the end of any Effective Period, the parties shall negotiate the renewal period. During each such Renewal Effective Period, all terms and conditions of this TSS Agreement shall remain in full force and effect, except for the applicable Translations Support Charges, which shall be adjusted annually as set forth in Section 5.2.

3.       ORDERING

         3.1.     ORDER ACCEPTANCE AND REJECTION

                  Nortel Networks shall have the right to accept or reject any Order submitted under this TSS Agreement by Buyer, provided that Nortel Networks shall not unreasonably reject any Order. Nortel Networks agrees to: (a) notify Buyer in writing of the rejection of any Order within thirty (30) days of Nortel Networks' receipt of such Order, and (b) propose any modifications which Nortel Networks may determine are necessary in order to make such Order acceptable. Any such proposed modifications shall not be binding on Buyer until accepted by Buyer in writing; provided that Buyer accepts such modifications within thirty (30) days from Buyer's receipt of notice from Nortel Networks.

         3.2.     CONFLICT OF TERMS

                  In the event that the terms and conditions of any Order conflict with the terms of this TSS Agreement, the terms and conditions of this TSS Agreement shall apply unless the parties expressly agree in writing to the contrary. All Orders for Translations Support Services shall be deemed to be pursuant to this TSS Agreement unless the parties expressly agree in writing to the contrary.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule F
                                                                     Page 4 of 9

         3.3.     TRANSLATIONS SUPPORT SERVICES ORDER CONTENTS

                  Orders for Translations Support Services issued pursuant to this TSS Agreement shall contain, at a minimum, the following information:
         3.3.1.   The incorporation by reference of this TSS Agreement;
         3.3.2.   The location where the invoice shall be rendered for payment;
         3.3.3. The Site names and addresses at which Translations Support Services shall be rendered;
         3.3.4.   The Site at which the System is or will be installed; and
         3.3.5.   Any special terms and conditions agreed upon by the Parties.

         3.4.     CHANGE ORDERS

                  Buyer may submit a change to Buyer's existing Order for Translations Support Services (hereinafter "Translations Support Services Change Order") requesting modifications to the Order. A typical reason for a Change Order will be new DMS TOPS switches installed in Buyer's network. Nortel Networks shall either accept or reject such Translations Support Services Change Order and provide notice of such acceptance or rejection within thirty (30) day's receipt of such Translations Support Services Change Order. In the event Nortel Networks accepts such Translations Support Services Change Order, the ATSC applicable to such additions or modifications shall commence as of the date specified in Nortel Networks' acceptance notice.

         3.5.     TERM OF AN ORDER

                  Buyer shall issue one (1) Contract Order that shall remain in effect for the Effective Period of this TSS Agreement. Work Orders shall be in effect for the period of time required for Nortel Networks to complete the requested Translations Support Service.

4.       TRANSLATIONS SUPPORT PROCEDURES AND OBLIGATIONS OF BUYER

         4.1.     PROBLEM NOTIFICATION

                  Buyer shall notify the primary Nortel Networks contact(s) set forth in Part B of this TSS Agreement in the event of a translations problem. For any DMS switch failures, the standard problem resolution process and procedure should be used by contacting TAS/ETAS, as applicable.

         4.2.     PROBLEM CLASSIFICATIONS

                  Nortel Networks will not categorize translations problems as product failures. Upon receipt of notice from Buyer to Nortel Networks' TAS/ETAS of a DMS TOPS service requirement, Nortel Networks shall categorize such failure into the applicable Nortel Networks Problem Classification as set forth in Appendix 2. Upon such classification, Nortel Networks shall use all reasonable efforts to correct such Failure in accordance with the applicable Nortel Networks Resolution Target as detailed in Appendix 3.

         4.3.     SYSTEM CONFIGURATION CHANGES

                  In the event Buyer plans to makes changes to the System configuration, Buyer shall, no later than five (5) days prior to modifying such System configuration, notify the Nortel Networks Manager contact set forth in Part B of this TSS Agreement.

         4.4.     OBLIGATIONS OF BUYER

                  For Translations Support Services selected by Buyer, Buyer must perform the following obligations in addition to those set forth in this TSS Agreement and in the applicable
                  Appendix:

                  4.4.1. Follow and utilize Nortel Networks' alert and escalation procedures as referenced in Section 13 of this Agreement; and

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule F
                                                                     Page 5 of 9

                  4.4.2. Maintain the DMS TOPS Software within three (3) releases of the then current or "Active" Nortel Networks Software Release level.

5.       PRICING

         5.1.     TRANSLATIONS SUPPORT CHARGES

                  Pricing set forth in Part A entitled "Prices" shall be specific to those Translations Support Services set forth therein.

         5.2.     CHANGES IN TRANSLATIONS SUPPORT CHARGES

                  5.2.1. The ATSC shall commence as of the effective date of Buyer's Contract Order (hereinafter "Order Effective Date") for the applicable Translations Support Service and shall, for a period of three (3) years thereafter, be invoiced as set forth in Section 6. Thereafter, Nortel Networks may change the ATSC at any time, no more often than once in any calendar year.

                  5.2.2. In no event shall the ATSC paid by Buyer exceed Nortel Networks' then current published pricing for such ATSC.

         5.3.     TAXES

                  The prices for Translations Support Services provided under this TSS Agreement are net prices and do not include federal, state or local taxes, duties, fees, surcharges, excise or other such charges that, where applicable, shall be added to the price. Buyer shall pay (or reimburse) Nortel Networks for amounts equal to all taxes, licenses, assessments and fees applicable to any matter pertaining to this TSS Agreement, including, but not limited to, Federal Manufacturers and Retailers' Excise, State and Local Sales and Use Taxes, personal property taxes, public charges, tariffs, import duties or license fees, however designated, levied or based on such prices or on this TSS Agreement, the Translations Support Services or any action taken hereunder, exclusive, however, of taxes based upon Nortel Networks' net income. Any taxes assessable upon the Translations Support Services in performing Translations Support Service shall be borne by Buyer.

6.       INVOICING

         Charges for Translations Support Services will be invoiced one (1) year in advance, and are due upon the first day of the year to which they apply. All invoices are due and payable within thirty (30) days of the date of invoice.

7.       WARRANTY

         7.1.     SERVICE WARRANTY

                  Nortel Networks warrants that it will perform contracted Translations Support Service in a professional and first class manner, and in accordance with generally accepted industry practices in effect at the time the Translations Support Service is performed. If within [***] ([***]) [***] of performance, such Services are found to be deficient in accordance with the standard set forth above, Buyer will notify Nortel Networks in writing of the deficiency and Nortel Networks will re-perform such Translations Support Services that are determined to be deficient, at no additional charge to Buyer.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule F
                                                                     Page 6 of 9

         7.2.     REMEDY

                  Nortel Networks' sole obligations under this warranty shall be to re-perform such Translations Support Services that Buyer has promptly reported to Nortel Networks as defective in workmanship and upon investigation, have been determined by Nortel Networks to be defective.

         7.3.     RESTRICTIONS

                  The above warranties are for the benefit of and apply only to Buyer and will not apply if the defect arises out of: accident; neglect; misuse; failure of electric power, air conditioning, humidity control; causes other than ordinary use; or causes beyond Nortel Networks' control.

         7.4.     WARRANTY LIMITATIONS

                  7.4.1. THE FOREGOING WARRANTIES ARE IN LIEU OF ALLWARRANTIES EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS, AND ARE IN LIEU OF ALL OBLIGATIONS OR LIABILITIES ON THE PART OF NORTEL NETWORKS, ITS SUBCONTRACTORS, SUPPLIERS OR LICENSORS, FOR DAMAGES, INCLUDING, BUT NOT LIMITED TO, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE TRANSLATIONS SUPPORT SERVICES PROVIDED HEREUNDER OR ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, DATA OR PROFITS, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE PERFORMANCE OF ANY TRANSLATIONS SUPPORT SERVICES HEREUNDER, WHETHER IN A CONTRACT OR TORT ACTION INCLUDING NEGLIGENCE EVEN IF NORTEL NETWORKS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                  7.4.2. THE TOTAL LIABILITY OF NORTEL NETWORKS FOR BREACH OF THIS WARRANTY SHALL BE LIMITED TO A REFUND OF THE ATSC APPLICABLE TO SAID DEFECTIVE TRANSLATIONS SUPPORT SERVICES FOR THE PERIOD SAID TRANSLATIONS SUPPORT SERVICES WERE REPORTED AND DETERMINED TO HAVE BEEN DEFECTIVE.

8.       DAMAGES; LIMITATION OF LIABILITY

         8.1.     EXCLUSION OF CERTAIN DAMAGES

                  Neither party, nor any of its subcontractors, suppliers or licensors, shall be liable for any indirect, special or consequential damages even if advised of the possibility of such damages.

         8.2.     LIABILITY LIMIT

                  In addition to the limitations of liability expressly disclaimed above, in no event will Nortel Networks be liable to Buyer with respect to any claim in any amount that exceeds the amount received by Nortel Networks hereunder during any one (1) calendar year. Any action against Nortel Networks must be commenced within one (1) year after the cause of such action accrues.

9.       FORCE MAJEURE

                  Nortel Networks shall not be in default by reason of any failure in performance of this Agreement, in accordance with its terms and conditions, if such failure arises out of causes beyond the control of Nortel Networks including, but not restricted to, acts of God, acts of government, fires, floods, epidemics, quarantine, restrictions, strikes, freight

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule F
                                                                     Page 7 of 9

                  embargoes, inability to secure raw materials or transportation facilities, acts or omissions of carriers (hereinafter "Force Majeure Condition"). In the event any Force Majeure Condition results in the nonperformance of Nortel Networks of its obligations pursuant to this Agreement, Nortel Networks shall promptly notify Buyer of such Force Majeure Condition and shall resume performance of the affected Order once such Force Majeure Condition ceases to exist.

10.      DEFAULT

         Either party may terminate this TSS Agreement if the other party defaults by failing to perform any substantial obligation on its part except for the payment of monies due hereunder, provided that the parties follow the Dispute Resolution Procedure set forth below prior to termination of this TSS Agreement and such Dispute Resolution Process does not result in resolution of said dispute. This TSS Agreement shall not be terminated if the nature of the breach is such that it cannot reasonably be cured within the aforesaid thirty (30) day period so long as the offending party shall, within the thirty (30) day period, commence action to cure said breach or initiate the Dispute Resolution Procedure set forth below, and thereafter diligently pursues said cure or Dispute Resolution Procedure.

11.      DISPUTE RESOLUTION PROCEDURE

         11.1     Escalation Procedure

                  Buyer and Nortel Networks agree to follow an alert and escalation procedure as agreed upon from time to time, in order to ensure that both parties are fully apprised of all Translations problems/issues in a timely manner and that problems/issues are handled in an expedient fashion. Any issues Buyer has with respect to level of service, responsiveness, or other issues associated with Nortel Networks' performance of this TSS Agreement shall initially be referred to the applicable Nortel Networks Manager as detailed in Part B. Any issues Nortel Networks has with respect to problems/issues concerning Buyer shall be initially referred to the applicable Buyer Manager as detailed in Part B.

         11.2     Resolution of Disputes

                  11.2.1. If in the opinion of either party, the other party has failed to comply with the requirements of this TSS Agreement, or to perform its obligations in a satisfactory manner, then the dispute resolution procedure set forth in this Section 11 shall be invoked.

                  11.2.2 In order to expedite the prompt resolution of any disputes that may arise hereunder, Nortel Networks and Buyer mutually agree that the dispute resolution procedure set forth herein will be employed by both parties prior to either party availing itself of any legal remedies (except for injunctive relief provided hereunder) against the other party. The dispute resolution procedure shall provide a course of action and appropriate contacts within Nortel Networks' and Buyer's respective organizations in order to successfully resolve any on-going problems.

                  11.2.3 Nortel Networks and Buyer agree that the dispute resolution process will begin upon either party providing the other party with a dispute notice as set forth in Section 12 below.

         11.3     First Level Review

                  In the event a dispute arises between the parties, then the aggrieved party shall initially contact the applicable person as defined by the parties' escalation procedure referenced in
                  Section 13.1. In the event such procedure does not provide adequate


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule F
                                                                     Page 8 of 9

                  resolution, the aggrieved party shall provide the other party with a dispute notice, and said problem will initially be referred to the "First Level" representatives of the parties identified in Paragraph 13.6 below. The First Level representatives agree to use all reasonable efforts to meet within fifteen (15) calendar days from receipt of a dispute notice, at a mutually acceptable time and place, in order to effectuate a resolution to the dispute.

         11.4     Final Level Review

                  In the event a given problem has not been resolved at the First Level, or a corrective plan of action has not been mutually agreed upon, within thirty (30) calendar days of said meeting of the First Level representatives or within forty-five (45) calendar days of the giving of the dispute notice, then either party shall have the option of escalating the dispute to the "Final Level" representatives identified in Paragraph 13.6 below, by means of a written notice of escalation to the other party.

         11.5     Final Level Resolution

                  The Final Level representatives agree to use all reasonable efforts to meet within thirty (30) calendar days from receipt of such notice of escalation, at a mutually acceptable time and place, in order to effectuate a resolution to the dispute. If the dispute has not been resolved, or a corrective plan of action has not been mutually agreed upon within sixty (60) days of said meeting of the Final Level representatives, or within ninety (90) days of date of the notice of escalation to said Final Level, then either party may pursue any legal remedies it may have.

         11.6     Designated Representatives as detailed in Schedule B:


                  LEVEL              FOR NORTEL NETWORKS:           FOR Buyer:

                  First              Sr. Manager

                  Final              Director

12.      NOTICES

         All notices to be given hereunder shall be in writing and be personally delivered, sent by facsimile or by registered or certified mail. Notices shall be deemed to have been given when received by the party to whom said notice is addressed. Either party may from time to time change the address to which notices to it are to be sent by giving notice of such change to the other party.

         If to Nortel Networks:                    If to Buyer:
         Primary Addressee:                        Primary Addressee:

         Nortel Networks Inc.
         97 Humboldt Street
         Rochester, New York  14609-7493
         Fax: (716) 654-2180
         Attn.: Contracts Management

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                  *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule F
                                                                     Page 9 of 9

13.      GENERAL

         13.1     Assignment

                  Any assignment of this TSS Agreement by Buyer without Nortel Networks' written consent shall be void. Buyer hereby consents to the assignment by Nortel Networks of its rights to receive monies due or to become due hereunder.

         13.2     Choice of Law

                  This TSS Agreement shall be governed in all respects by the laws of the State of New York as such laws are applied to agreements between New York residents entered into and to be performed within the State of New York. The courts of the State of New York shall have exclusive jurisdiction concerning all matters relating to this TSS Agreement.

         13.3     Severability

                  If any term, provision, covenant or condition of this TSS Agreement is held invalid or unenforceable for any reason, the remainder of the provisions shall continue in full force and effect as if this TSS Agreement had been executed with the invalid portion thereof eliminated.

         13.4     Non Exclusive Remedies

                  Unless specifically stated herein to the contrary, no right or remedy conferred herein is exclusive of any other right or remedy conferred herein or by law, but all remedies are cumulative of every other right or remedy conferred hereunder or at law or in equity by statute or otherwise; and may be exercised concurrently or separately from time to time.

         13.5     Survival

                  Notwithstanding the expiration or termination of this TSS Agreement, those rights and obligations which by their nature are intended to survive such expiration or earlier termination shall survive without limitation.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

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

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule F
                                                                    Appendix One
                                                                     Page 1 of 3

                                  APPENDIX ONE
                TRANSLATIONS SUPPORT SERVICE TERMS AND CONDITIONS

1.0 -    TRANSLATIONS SUPPORT SERVICE DESCRIPTION

         1.1      TRANSLATIONS SUPPORT SERVICES PROVIDED

                  Nortel Networks shall provide the following remote telephone Translations Support Services during the PPM upon the Order for such Translations Support Services and the subsequent payment for such Translations Support Services for Nortel Networks DMS TOPS:

         A. Buyer's Authorized Callers shall receive priority access (over other telephone callers who have not entered into an agreement for Translations Support Service) to Nortel Networks' Translations Engineers for the following:

                  1)       Requests for Translations Services during the PPM
                  2) Buyer and Nortel Networks jointly planned Translations Support Service activities, including but not limited to System and Software upgrades on a twenty-four (24) hours per day, seven (7) days per week basis upon a minimum twenty-four (24) hour notice to Nortel Networks prior to any such activity and subject to the availability of Nortel Networks personnel.

         B.       The designation by Buyer of up to six (6) Authorized Callers;

         C. Remote DMS TOPS Translations from Nortel Networks utilizing Remote Dial-In Capability;

         D. Translations Support Services for a maximum of 1 DMS TOPS switches,

         E. Nortel Networks' assistance in the planning of joint Translations Support Service activities.

         F. Remote translations assistance from Nortel Networks utilizing telephone support for any IWS Terminal translations. This support is limited to the remote support of a Buyer's or Nortel Networks' Technician actually performing the IWS Terminal translations on-site.

         1.2      ADDITIONAL CHARGES FOR TRANSLATIONS SUPPORT SERVICES

                  Certain Translations Support Services may be provided by Nortel Networks to Buyer which incur Hourly Service Charges as a result of such Translations Support Services being outside the scope of Translations Support Services as set forth in
                  Section 1.1 of this Appendix One. All Translations Support Services which require Nortel Networks to perform such Translations Support Services physically located at a Site are provided on an "as available" basis and are chargeable at Nortel Networks' then current rates and charges, plus any applicable travel and living expenses.

2.0      OBLIGATIONS OF BUYER

         2.1      PERSONNEL AND FACILITIES

                  In addition to the obligations of Buyer set forth in the body of this Agreement, Buyer understands and agrees that it is Buyer's sole responsibility to perform the following:

                  A.       Installation of all DMS TOPS patches;

                  B. Utilize the Translations Support Service telephone number for notification and requests for Translations Support Services as set forth in Schedule C of this Agreement;

                  C. Report any DMS TOPS translations problems to Nortel Networks TAS / ETAS utilizing established procedures;

                  D. Provide Nortel Networks local and/or remote Translations Support and diagnostic access (remote modem access) to the Systems in order to facilitate System investigation and translations updates;

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule F
                                                                    Appendix One
                                                                     Page 2 of 3

                  E. Follow the procedures set forth in this TSS Agreement in order to ensure that Nortel Networks is fully apprised of all System problems/issues in a timely manner; and

                  F. Permit Nortel Networks to perform Translations Support Services and installation related Site audits at Nortel Networks' requested times provided that Nortel Networks notifies Buyer at least twenty-four
                           (24) hours prior to performing such activities. All such activities will be performed on a mutually agreed to schedule, provided such activities are performed within 30 days of Nortel Networks' request.

         2.2      EXPENSES

                  All expenses incurred by Buyer relating to the provision of Translations Support services will be borne by Buyer, except as expressly provided herein.

         2.3      REMEDIES

                  In the event that Buyer does not perform the obligations as set forth above, Nortel Networks may, at its sole discretion;
                  (i) perform such Buyer obligations and charge Buyer for such activities in accordance with the applicable Hourly Service Charges; (ii) defer performing Translations Support Services until such obligations have been completed by Buyer; or (iii) pursue any other remedies available to it.

3.0 -    TRANSLATIONS SUPPORT CRITERIA

         3.1      DMS TOPS TRANSLATIONS

                  For the purposes of this contract, TOPS Translations Services consist of the TOPS functional Software datafill required for Operator Services for up to 1 DMS TOPS switches. The Software supported includes and is limited to the Software loaded on a DMS TOPS switch. The supported TOPS Software functional groups are Operator Services Basic (OSB), Alternate Billing Services
                  (ABS), Advanced Queuing (ADVQ), Enhanced Services (ENSV), Enhanced Workstation Software (EWSS), Operator Services Directory Assistance (OSDA), Operator Services Equal Access
                  (OSEA), Global Operator Services, Unbundling (UNBN), Operator Services System AIN (OSAN). TOPS Translations Services include the updating of EWSS tables for any terminal expansions.

         3.2      EXCLUSIONS

                  The following services and datafill requirements are not included in TOPS Translations Services:

                  A. Incoming translations to the DMS TOPS switch for trunking, routing or screening.

                  B. Outgoing translations from the DMS TOPS switch for trunking, routing or screening.

         3.3      NOTIFICATION

                  Nortel Networks shall remotely support Buyer's performance of Translations Services after Buyer notifies Nortel Networks of a translations requirement. Nortel Networks shall provide Buyer with designated point(s) of contact and applicable telephone number(s) to enable Buyer to give such notification.

         3.4      SERVICE CONTINUATION PERIOD

                  Notwithstanding anything contained herein to the contrary, Buyer shall be entitled to a one (1) hour Translations Support continuation period in which Remedial Translations Support which was initiated during the PPM will continue to be supported beyond the end of the PPM for up to one (1) hour at no additional cost to Buyer (hereinafter "Service Continuation Period"). If Buyer requests that such Translations Support continue beyond the Service Continuation Period, Buyer shall be charged pursuant to Nortel Networks' Hourly Service Policy for actual time spent performing such Service beyond the Service

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule F
                                                                    Appendix One
                                                                     Page 3 of 3

                  Continuation Period, provided that no minimum hourly charges shall be invoiced for such Translations Support Service after the expiration of the Service Continuation Period.

         3.5      RESPONSE TIME

                  A Nortel Networks Engineer will respond to Buyer's requests for Translations Support Service within twenty-four (24) hours of any support call to the Nortel Networks Translations Support telephone number, identified in Part B.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule F
                                                                    Appendix Two
                                                                     Page 1 of 1

                                  APPENDIX TWO
                    NORTEL NETWORKS PROBLEM CLASSIFICATIONS/
                         PRODUCT FAILURE CLASSIFICATIONS

In order to classify errors and problems, the following categories/classifications will apply. Buyer agrees to utilize the below classifications for all trouble reports and requests for service.

CRITICAL
The problem is very CRITICAL in nature. The problem has created a system-outage. No known work-around exists or a work-around has not been implemented. This problem should be worked continuously until resolved. All E1 and E2 conditions. This classification is always considered an Emergency Condition.

MAJOR
The problem is of MAJOR severity. The problem could be service affecting, intermittently service-affecting or has the potential for service degradation or outage. This problem needs to be resolved quickly, but not necessarily worked continuously. All E3, S1, S2 and B1 conditions.

MINOR
The problem is of MINOR severity. This problem is not service affecting. Any problems that create inconsistencies or irregularities. This problem needs to be resolved, but is not of major concern at this time. All E4 and NS conditions.

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule F
                                                                  Appendix Three
                                                                     Page 1 of 3

                                 APPENDIX THREE
                           PROBLEM RESOLUTION TARGETS

E1       SERVICE OUTAGE OR SERVICE DEGRADATION

         The following criteria provide guidelines used to establish the priority classification for the E1 degradation and/or outage.

         o Loss of service capability (call processing originations or terminations) for more than 30 seconds
         o Any manual or system initiated restart (warm, cold, reload or image reload) which causes a loss of service capability for a period in excess of 30 seconds
         o        Services degraded for reasons such as, but not limited to:
                  1. All incoming, outgoing and/or two-way trunks are lost.
                  2. A 100% link failure disrupting connections between any two points in the network, where the disrupted traffic demand exceeds the alternate routing capability.
                  3. A percentage of the total numbers of audio ports are out-of-service, causing the disrupted traffic demand to exceed the alternate audio traffic capability.
                  4. Consistently slow dial tone (8 second delay or greater).

         E1 Resolution Objective: IMMEDIATE and continuous effort until the service level is restored to pre-incident operation. Continuous effort must be maintained until the problem is resolved or a work-around is implemented. If a work around is implemented, the condition will be downgraded to E3.

E2       POTENTIAL SERVICE OUTAGE OR SERVICE DEGRADATION

         The following criteria provide guidelines used to establish the priority classification for the E2 potential degradation and/or outage.

         o Loss of the duplex function for any equipment that is duplicated
         o Loss of greater than 10% (but less than 100%) of terminals unable to login within a given bureau
         o More than 50% (but less than 100%) loss of hardware facilities in any area of the system that would not create a loss of service, but a degradation (limited) of service with no data loss through the node (e.g., slow search response)
         o        Inability to perform critical Translations Support procedures

         E2 Resolution Objective: IMMEDIATE and continuous effort until the service level is restored to pre-incident operation. Continuous effort must be maintained until the problem is resolved or a work-around is implemented. If a work around is implemented, the condition will be downgraded to E4.

E3       OUTAGE FOLLOW-UP SR CLASSIFICATION

         The following criteria provide guidelines used to establish the priority classification for the E3 outage follow-up.

         o Generated by the Nortel Networks Technical Support prime following resolution and closing of an E1 (outage) call report
         o Generated when a final fix must be implemented in response to an E1 work-around condition.
         o Problem and action text copied over from the E1 call reports to the E3 call report when opened
         o Used to document further investigations and analysis to determine the cause of the outage and steps taken to prevent the same problem in the future

         E3 Resolution objective: 30 DAYS; Upon the completion of the investigation, a fix, if applicable, will be scheduled for a future standard Software, hardware, or documentation update or revision.

E4       SERVICE DEGRADATION FOLLOW-UP SR CLASSIFICATION


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule F
                                                                  Appendix Three
                                                                     Page 2 of 3

         The following criteria provide guidelines used to establish the priority classification for the E4 service degradation follow-up.

         o Generated by the Nortel Networks Technical Support prime following resolution and closing of an E2 (service degradation) call report
         o As an option, opened following closure of an E2 call report at the discretion of the Nortel Networks Technical Support prime
         o Generated when a final fix must be implemented in response to an E2 work-around condition.
         o Problem and action text copied over from the E2 call reports to the E4 call report when opened
         o Used to document further investigations and analysis to determine the cause of the outage and steps taken to prevent the same problem in the future

         E4 Resolution objective: 30 DAYS; Upon the completion of the investigation, a fix, if applicable, will be scheduled for a future standard Software, hardware, or documentation update or revision.

S1       CONTINUOUSLY SERVICE AFFECTING CONDITION

         The following criteria provide guidelines used to establish the priority classification for the S1 service-affecting problems.

         o Software errors or hardware troubles directly and continuously affecting any subscriber's service or the operating company's ability to collect revenue
         o        System or process core dumps (more than twice a day)
         o        Loss of operator statistics collection
         o        Any peripheral module out of service

         S1 Resolution objective: 30 DAYS; status response in two weeks, with a fix or work-around solution applied within four weeks. If a work around is implemented, a fix, if applicable, will be scheduled for a future standard Software, hardware, or documentation update or revision.

S2       INTERMITTENTLY SERVICE AFFECTING CONDITION

         The following criteria provide guidelines used to establish the priority classification for the S2 intermittently service-affecting problems.

o Software or hardware faults that only intermittently affect service to one or more classes of subscribers
o System related documentation errors which categorically result in, or lead to, service impairment
o Problems where the operating company can show significant impact on plant and traffic operations and upon its ability to plan office extensions
o        Office alarm unit out-of-service
o        Core equipment diagnostic failures (less than two per day)

         S2 Resolution Objective: 30 DAYS; status response in four weeks, with a fix or work-around solution applied within eight weeks. If a work around is implemented, a fix, if applicable, will be scheduled for a future standard Software, hardware, or documentation update or revision.

NS       NON SERVICE AFFECTING CONDITION

         The following criteria provide guidelines used to establish the priority classification for the NS (non-service) affecting problems.

         o Service analysis, operational measurements, Translations Support program or network management problems, or system related documentation inaccuracies, which do not affect call processing
         o        Non-service affecting Software inconsistencies
         o Peripheral equipment diagnostic failures, not already defined above, which cannot be corrected by the customer's Engineers
         o        System failures which do not result in an E1 or E2 condition

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule F
                                                                  Appendix Three
                                                                     Page 3 of 3

         o        Undefined system alarms

         NS Resolution Objective: 182 DAYS, Status response in six weeks. Upon the completion of the investigation, a fix, if applicable, will be scheduled for a future standard Software, hardware, or documentation update or revision.

B1       BUSINESS CRITICAL CONDITION

         The following criteria provide guidelines used to establish the priority classification for the B1 non-service affecting problems.

         o Any problem that would create a service effecting condition if the system was live and in-service. B1 conditions are used only for pre-launch problems.
         o A problem that will seriously affect subscriber service, at in-service (IS) date

         B1 Resolution Objective: 30 DAYS, Status response in two weeks or daily if the service


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule F
                                                                 Part A - Prices
                                                                     Page 1 of 1

                                 PART A - PRICES

                       COMPUTING PLATFORM SUPPORT PRICING

                          TRANSLATIONS SUPPORT SERVICES

                   TSC: 3 YEAR CONTRACT FOR DMS TOPS SYSTEM

     ------------------------------------------------------
     TOPS Translations Support
     ------------------------------------------------------
     Annually                                 $[***]
     ------------------------------------------------------

NOTES:
         1.       All rates are in US dollars.
         2. A product credit for NIS software will be granted in the event an order for the three years of DMS TOPS Translations Support is received on or before [***] (total credit, $[***])


                           1999 STANDARD RATE SCHEDULE

                           ----------------------------------------
                                Non-                  Translations
                              Contract                   Support
-------------------------------------------------------------------
8 AM to 5 PM               $[***]/hour 1,2         $[***]/hour 1,2
Mon - Fri.
-------------------------------------------------------------------
Overtime                   $[***]/hour 1,2         $[***]/hour 1,2
-------------------------------------------------------------------
Daily rate                  $[***] per                $[***] per
8 business hours            8 hours 3                 8 hours 3
-------------------------------------------------------------------

NOTES:
         1.       Minimum 2 hour billing plus mileage at $.31/mile.
         2.       All billing is based on a portal-to-portal basis.
         3. Does not include travel and living expenses ("T&L"). Buyer shall be charged any such additional T&L expenses on the applicable invoice associated with such Order.
         4.       All rates are in US dollars.
         5. For all billings, time beyond 8 hours per day, and contiguous to the 8-hour day, will be billed at the overtime rate without a minimum-billing requirement.
         6. Rate schedule billings will be applied for services rendered outside the scope of the individual Buyer contract and stated warranty.
         7.       All rates are based on per Nortel Networks' Engineer.


                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                       Agreement No. ITC2000NPPA
                                                    Switching Product Attachment
                                                           Exhibit N, Schedule F
                                                                     Page 1 of 1

                                PART B - CONTACTS

          NORTEL NETWORKS AND BUYER TOPS TRANSLATIONS SUPPORT CONTACTS

1.  -    FOR NORTEL NETWORKS

--------------------------------------------------------------------------------
Title                  Name             Phone Number        Address
--------------------------------------------------------------------------------
Primary Contact        TBD              TBD                 TBD
--------------------------------------------------------------------------------
Manager                Bob Summers      919-991-2583        Nortel Networks
                                                            35 Davis Drive
                                        fax 919-991-8505    RTP, North Carolina
                                                            27709
--------------------------------------------------------------------------------
Senior Manager         Troy Toney       919-991-2050        Nortel Networks
                                                            35 Davis Drive
                                        fax 919-991-8505    RTP, North Carolina
                                                            27709
--------------------------------------------------------------------------------
Director               Joe Arnone       919-991-7701        Nortel Networks
                                                            35 Davis Drive
                                        fax 919-991-8505    RTP, North Carolina
                                                            27709
--------------------------------------------------------------------------------


2.  -    FOR BUYER


--------------------------------------------------------------------------------
Title                  Name             Phone Number        Address
--------------------------------------------------------------------------------
System                 TBD              TBD                 TBD
Administrator
--------------------------------------------------------------------------------
Manager                TBD              TBD                 TBD
Operations
--------------------------------------------------------------------------------
Senior Manager         TBD              TBD                 TBD
Operations
--------------------------------------------------------------------------------
Director Network       TBD              TBD                 TBD
Operations
--------------------------------------------------------------------------------
                       TBD              TBD                 TBD
--------------------------------------------------------------------------------

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                   *** CONFIDENTIAL TREATMENT REQUESTMENT ***

                                                           Exhibit N, Schedule G
                                                                       [Company]
                                                                             TIA

                         TECHNICAL INFORMATION AGREEMENT

                                     BETWEEN

                              NORTEL NETWORKS INC.

                                       AND

                      ITC/\ DELTACOM COMMUNICATIONS INC.


                                       1
PRIVILEGED AND CONFIDENTIAL



                     ***CONFIDENTIAL TREATMENT REQUESTED***

                                                                       [Company]
                                                                             TIA

                                TABLE OF CONTENTS

SECTION                                                       PAGE


          1     Definitions                                     3

          2     Grant of Rights                                 3

          3     Term                                            4

          4     Furnishing of Information and Training          4

          5     Payment and Remittance                          4

          6     Confidentiality                                 4

          7     Liability                                       5

          8     Termination                                     5

          9     General                                         5


                                       2
PRIVILEGED AND CONFIDENTIAL

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                                                           Exhibit N, Schedule G
                                                                       [Company]
                                                                             TIA

                         TECHNICAL INFORMATION AGREEMENT

         This TECHNICAL INFORMATION AGREEMENT ("Agreement") is made by and between ITC/\ DeltaCom Communications Inc. (hereinafter "Licensee"), a Delaware corporation with offices located at 1530 DeltaCom Drive, Anniston, Al. 36202-0787, and Nortel Networks Inc. (hereinafter "Nortel Networks"), a Delaware corporation with offices located at 5405 Windward Parkway, Alpharetta, Georgia 30004, and is effective as of the date last executed by a party below (the "Effective Date").

         In consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.       DEFINITIONS. As used in this Agreement:

         a. "DMS-500 System" shall mean Nortel's DMS-500 Digital Switching System, consisting of hardware and software, which Licensee acquired or will acquire from Nortel and which is or which upon such acquisition will be operated by, and under the control of, Licensee.

         b. Intentionally omitted.

         c. "System" shall mean, as the context requires, a DMS-100 System, DMS-250 System, or DMS-500 System.

         d. Intentionally omitted.

         e. "Technical Information" or "Information" shall mean, individually or collectively, as the context requires, the PROTEL source code relating to the System that is listed on the Software Navigation System and made available to Licensee pursuant to this Agreement.

         f. "Training" shall mean any training course with respect to which, in Nortel's determination, a current, executed technical information agreement, in substantially the form hereof, is a prerequisite for enrollment in such training course, including, without limitation, the training courses listed in Exhibit A hereto.

         g. "Updates" shall mean documentation covering significant changes in the Information, or a portion thereof, which Nortel elects to make available to its licensees of such Information.


                                       3
PRIVILEGED AND CONFIDENTIAL

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                                                                       [Company]
                                                                             TIA

2. GRANT OF RIGHTS. Effective upon, and subject to, the commencement of the Term, Nortel Networks hereby grants to Licensee, subject to the terms and conditions of this Agreement, a personal, nontransferable, nonassignable, indivisible, non-exclusive right to use the Technical Information furnished or made available to Licensee hereunder solely for Licensee's internal use and solely for the purpose of allowing Licensee's network operations center to understand the [DMS-500] System for the purpose of providing diagnostic support for the operation, maintenance and use of the [DMS-500] System operated by and under the control of Licensee. All rights granted to Licensee hereunder shall automatically expire upon the expiration of the Term. Nothing contained herein shall be deemed to confer upon Licensee or any third party any right to perform installation services at any time with respect to any System or any component thereof.

3. TERM. This Agreement shall commence on the Effective Date and shall continue for a period of twelve (12) months ("Term").

4. FURNISHING OF TECHNICAL INFORMATION AND TRAINING. Licensee shall be entitled to (i) enroll one (1) of Licensee's employees to attend Nortel Networks' training course number 1901, at no additional charge to Licensee; and
(iii) receive or participate in additional Training, subject to course and class availability, at Nortel Networks' then-current prices therefor.

         The Technical Information supplied hereunder, or any portion thereof, shall be furnished or made available to Licensee in the form and content which Nortel Networks elects to furnish or make such Information available. Nortel Networks shall not be obligated to develop any new or unavailable information, or to modify the form or content of any Technical Information to be furnished or made available to Licensee hereunder.

5.       Intentionally omitted.

6. CONFIDENTIALITY. Licensee acknowledges that the Technical Information furnished or made available to Licensee hereunder is and shall continue to be the exclusive property of Nortel Networks and/or Nortel Networks Limited ("NNL"), as the case may be, and is proprietary to and constitutes a trade secret of Nortel Networks and/or NNL, as the case may be. Licensee shall protect and hold the Information in the strictest confidence for the Term of this Agreement and for the lesser of (a) a period of fifteen (15) years thereafter or
(b) the period that the Information is deemed a trade secret under Georgia law, and may use the Technical Information only as permitted hereunder.


                                       4
PRIVILEGED AND CONFIDENTIAL

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                                                                       [Company]
                                                                             TIA


         Licensee shall not disclose any portion of the Information to any party except to those employees of Licensee who have a "need-to-know" in order to exercise the rights granted in Section 2 hereof, and then only under procedures that meet the highest level of confidentiality as practiced by Licensee, but no less stringent than those used by Licensee to protect Licensee's own proprietary information of a similar nature or reasonable care.

         Licensee shall safeguard the Information in Licensee's network operations center at all times and not remove it without Nortel Networks' written consent. Licensee shall not sell, license, modify, copy or reproduce the Information without the written permission of Nortel Networks, and shall promptly return all copies of the Information that Licensee no longer requires to Nortel Networks.

7. LIABILITY. THE INFORMATION IS FURNISHED "AS IS." NEITHER NORTEL NETWORKS NOR NNL MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY NATURE WHATSOEVER WITH RESPECT TO ANY INFORMATION OR TRAINING FURNISHED OR MADE AVAILABLE TO LICENSEE HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR AGAINST INFRINGEMENT. NEITHER NORTEL NETWORKS NOR NNL SHALL BE LIABLE TO OR THROUGH LICENSEE FOR ANY INDIRECT, SPECIAL, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHATSOEVER OR FOR ANY REASON, ARISING OUT OF THIS AGREEMENT.

         Neither Nortel Networks nor NNL shall have any liability for damages, losses, expenses or costs arising out of the furnishing or receipt of any Technical Information or Training pursuant to this Agreement, and Licensee hereby waives any claims that Licensee might have or might claim to have against Nortel Networks and/or NNL, their employees and agents, as well as those of their subsidiaries and affiliates, for or arising from the provision of such Information and Training.

8. TERMINATION. Either party may, by giving written notice to the other party, terminate this Agreement prior to the expiration of the Term:

         a. in the event of a material breach by the other party of any of the terms and conditions of this Agreement; provided that (i) the non-defaulting party has advised the defaulting party in writing of the event of alleged default and (ii) the defaulting party has not remedied the alleged default within thirty (30) days after written notice thereof; or

         b. if any part of this Agreement, without which such party would not have entered into this Agreement, is declared invalid by, or as a result of, an enforceable decision or directive of a court, tribunal or government agency having jurisdiction.

         Any terms of this Agreement which by their nature are intended to survive, including but not limited to the terms of Section 6 hereof related to confidentiality and Section 7 hereof related to liability, shall survive the expiration or termination of this Agreement. Upon the expiration or termination of this Agreement, Licensee shall promptly return all Technical Information in tangible form to Nortel Networks or destroy such Technical Information and provide written confirmation that all such actions have been taken to return or destroy all such Technical Information.

9. GENERAL. This Agreement shall benefit and be binding upon the parties hereto and their permitted successors and assigns; and other than as explicitly stated below, neither party may sell,

                                       5
PRIVILEGED AND CONFIDENTIAL

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                                                                       [Company]
                                                                             TIA

assign, or otherwise transfer this Agreement or any of its rights hereunder, provided, however, that Nortel Networks may assign or transfer any or all of its rights or obligations to NNL or to any parent, subsidiary or affiliate of NNL.

         Nothing in this Agreement shall require Nortel Networks or NNL to furnish, make available or disclose any information which it does not own, to grant any rights, or to render any technical assistance or training which would violate any license agreements, confidentiality undertakings, or other obligations which Nortel or NNL, or any of their affiliates or subsidiaries, has to any third party, or which would violate a present or future law or decree of any government or governmental office or agency.

         The validity, construction and performance of this Agreement shall be governed by and interpreted in accordance with the laws of the State of Georgia, except for its rules with regard to the conflict of laws.

         Licensee shall not export any Technical Information or the direct product thereof received from Nortel Networks pursuant to this Agreement, or release any such Technical Information or the direct product thereof with the knowledge or intent that such will be exported or transmitted to any country or to foreign nationals of any country, except in accordance with applicable U.S. laws and regulations concerning the exporting and with written consent of Nortel Networks. Licensee shall obtain all government authorizations, in accordance with applicable law, prior to exporting or transmitting any such Information or the direct product thereof.

         All notices required or permitted to be given hereunder shall be in writing and shall be deemed given when delivered (i) by hand, or (ii) by facsimile transmission (confirming the same by mail), or (iii) by certified or next-day mail addressed as follows:

         If to Licensee:
                               ITC/\DeltaCom Communications Inc.
                               --------------------------------
                               1530 DeltaCom Drive
                               --------------------------------
                               Anniston, Alabama
                               --------------------------------
                                          36202-0787
                               --------------------------------
                               Attention: Sr. Vice President, Network Services
                                          ------------------------------------
                               Facsimile:  (256) 241-4294
                                          ------------------------------------


         If to Nortel Networks:
                                        Nortel Networks Inc.
                               ---------------------------------------
                                        5405 Windward Parkway
                               ---------------------------------------
                                        Alpharetta, Ga. 30004
                               ---------------------------------------
                               Attention: S.E. Regional Vice President
                                          ------------------------------------
                               Facsimile: (770) 708-5899
                                          ------------------------------------


PRIVILEGED AND CONFIDENTIAL

                     ***CONFIDENTIAL TREATMENT REQUESTED***

Either party hereto may change its address by a notice given to the other party hereto in the manner set forth above.

         This Agreement constitutes the entire agreement of the parties with respect to its subject matter hereof and supersedes all previous negotiations, proposals, commitments, publications and understandings of any nature whatsoever.



                          PRIVILEGED AND CONFIDENTIAL

                   *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                                       [Company]
                                                                             TIA


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

    ITC/\DELTACOM COMMUNICATIONS, INC.              NORTEL NETWORKS INC.

By: /s/ DAVID L. HILL                     By: /s/ PAUL KNUDSEN
    ---------------------------------         ----------------------------------
            (Signature)                                  (Signature)


Name:       David L. Hill                 Name:         Paul Knudsen
       ------------------------------            -------------------------------
                (Print)                                    (Print)

Title: V.P., Engineering and Planning     Title:       Senior Counsel
       ------------------------------             ------------------------------

Date:      10/12/00                       Date:          Oct. 12, 2000
       ------------------------------             ------------------------------

                                       8
PRIVILEGED AND CONFIDENTIAL

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                                                                       Exhibit O

                                                       Version 6 - May 10//00 AB

                             ENDORSEMENT BRAND MARK

                           TRADEMARK LICENSE AGREEMENT

THIS AGREEMENT made as of the 21st day of December, 2000


BY AND BETWEEN :

                           NORTEL NETWORKS LIMITED, a corporation duly incorporated under the laws of Canada, having its registered offices at The World Trade Center of Montreal, 380 St. Antoine Street West, 8th Floor, Montreal, Quebec, Canada, H2Y 3Y4,

                           (hereinafter called "Nortel Networks")

                           - and -

                           Interstate FiberNet, Inc. a corporation duly incorporated under the laws of Delaware, and its wholly-owned subsidiary, ITC/\DeltaCom
                           Communications, Inc., a corporation duly incorporated under the laws of Alabama, each having its registered/ or executive offices at1791 O.G. Skinner Drive, West Point, Georgia, U.S 31833,

                           (together, hereinafter called "Licensee")

WHEREAS Nortel Networks is the owner of the trademark SOLUTIONS BY NORTEL NETWORKS (& globemark) Design as described more fully in Appendix A hereto (the "Trademark");

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

WHEREAS Licensee is a valued customer of Nortel Networks having purchased the following product/service solutions from Nortel Networks: those products and services described in the Exhibits and Schedules to the Network Product Purchase Agreement No. ITC2000NPPA with an effective date of November 8, 2000 ("Purchase Agreement", between Nortel Networks, Inc. and Licensee (the "Networking Solution").

WHEREAS Licensee desires to obtain a license to use the Trademark in the United States of America (the "Territory") in the manner and subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES HEREINAFTER SET FORTH, THE PARTIES AGREE AS FOLLOWS :

1. Nortel Networks hereby grants to Licensee a free, personal, non-transferable, non-assignable, non-exclusive right to use the Trademark in the Territory solely in association with Licensee's products or marketing materials, including but not limited to, advertising and collateral materials, that identify Nortel Networks as the source of the Networking Solution, in such a manner as not to jeopardize the validity of the Trademark or to damage or detract from Nortel Networks' goodwill or interest in the Trademark. Without limiting the generality of the foregoing, Licensee shall not use the Trademark in association with any other trademark so as to create a composite mark of any kind.

2. Licensee shall comply with Nortel Networks' instructions as to the form and manner in which the Trademark will be used pursuant hereto and shall not, in any way, prejudice the rights of Nortel Networks with respect to the Trademark. Licensee shall submit to Nortel Networks for prior approval, in the manner in which Nortel Networks shall direct, all advertising and other material on which the Trademark appears or is intended to be used.


3. Nortel Networks reserves the right to withhold any such approval or to withdraw the Trademark from any product or material at any time at its discretion. Nortel Networks further reserves the right to withdraw the Trademark from any product, print or electronic materials or publications at any time at its discretion. Nortel

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

         Networks shall not exercise its rights under this Section 3 so as to preclude Licensee from obtaining the benefits to which it is entitled under Section 19.3 through 19.3.3 of the Purchase Agreement.

         Any prior approval relative to Trademark placement does not constitute an endorsement or approval of the advertisement's content or co-advertisers / endorsers, including but not limited to, product or service performance or technology claims made or implied by the advertisement.

         Prior to the use or authorization of the Trademark in any advertising, promotional, and/or merchandising media, Licensee shall send a soft copy of completed material, along with a description of proposed use and placement, a minimum of two (2) business days prior to the intended date of production to Nortel Networks. If the completed material is approved for the requested use and/or placement, Licensee will receive said approval in writing from Nortel Networks.

4. Nortel Networks and Licensee shall execute such further agreements or instruments as may be considered appropriate to record the rights granted hereunder. Licensee shall cooperate with Nortel Networks in respect of any trademark registration activity Nortel Networks undertakes and as needed, shall provide Nortel Networks with information, samples and documents to evidence Licensee's use of the Trademark.

5. Licensee acknowledges that the Trademark and all goodwill associated therewith are, and shall remain, the sole property of Nortel Networks and no rights are conferred upon Licensee with respect to the Trademark except as specifically set forth herein.

6. Licensee shall take all reasonable precautions to protect the Trademark from infringement and shall advise Nortel Networks of any infringement or apparent infringement as soon as it becomes known to Licensee. Nortel Networks shall have sole control to take proceedings, as it deems appropriate, for infringement of the Trademark and Licensee shall cooperate fully with Nortel Networks in respect of any such proceedings (at the sole cost of Licensor).

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

         Nortel Networks hereby represents and warrants that it is the owner of the Trademark and has the right to license Licensee to use the Trademark as granted herein. Nortel Networks shall indemnify and save Licensee harmless from any and all claims made by unrelated third parties for damages, losses, expenses or costs (including counsel fees and expenses) arising out of any infringement or alleged infringement of any mark by the Trademark, and from any third party challenges in respect of Nortel Network's rights in the Trademark or Licensee's right to use the Trademark in the Territory pursuant to the license grant provided herein

         Licensee shall indemnify and save Nortel Networks harmless from any all claims made by unrelated third parties for damages, losses, expenses or costs (including counsel fees and expenses) arising out of any infringement or alleged infringement of any other trademark by the Licensee's use of the Trademark in connection with any other mark and such infringement claim could not be made but for Licensee's use of such other mark, as well as any and all claims and liabilities arising out of any faulty, or allegedly faulty, products manufactured, used or sold by Licensee that are not supplied by Nortel and in respect of which the Trademark is used.




7. Licensee shall have the right to use the Trademark, as herein provided, commencing from the date of this Agreement and continuing for the period of two (2) years thereafter unless this Agreement is terminated earlier as herein provided. Subject to the written consent of Nortel Networks, which consent will not be unreasonably withheld, Licensee shall have the right to extend the term of this Agreement for additional terms of two (2) years each upon written notification to Nortel Networks to that effect on or before the expiration of this Agreement or any extension thereof, provided Licensee is not in default hereunder. Notwithstanding anything else contained herein, this Agreement shall terminate forthwith if Licensee discontinues the use of the Networking Solution.

8. In the event Licensee is in default of this Agreement or fails to perform one or more of its material obligations hereunder, Nortel Networks may, by written notice to

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

Licensee, require the remedy of the default or the performance of the obligation, and if Licensee fails to remedy or perform within thirty (30) days of the forwarding of such notice, Nortel Networks may, by written notice, terminate this Agreement forthwith.

9. In the event Licensee becomes insolvent or is the object of bankruptcy or insolvency proceedings, or makes assignment for the benefit of its creditors, or is placed in receivership or liquidation, or fails to satisfy any final judgment rendered against it within the period so permitted, Nortel Networks may, without any delay, by written notice, terminate this Agreement.

10. Upon termination or expiration of this Agreement, Licensee shall forthwith discontinue the exercise of the rights granted hereunder, and all rights conferred upon Licensee hereunder to the Trademark shall revert to Nortel Networks. Licensee shall not make any use of a word, trademark or trade name similar to the Trademark in association with any products, services, packaging or general advertising.

11. Any and all notices or other information to be given by one of the Parties to the other shall be deemed sufficiently given when forwarded by prepaid registered or certified first class air mail or by facsimile, telegram, telex or hand delivery to the other Party at the following address:

If to Licensee:
         ITC/\DeltaCom Communications, Inc.
         4092 S. Memorial Parkway
         Huntsville, Alabama 35802
         Attn:    Vice President of Marketing
         Telephone:    (256) 382-3851
         Facsimile:    (256) 382-2294

With a copy to: (legal counsel address)

         ITC/\DeltaCom Communications, Inc.
         4092 S. Memorial Parkway
         Huntsville, Alabama 35802
         Attn:    Assistant General Counsel
         Telephone:    (256) 382-3846
         Facsimile:    (256) 382-3936

If to Nortel Networks:

         Nortel Networks Limited

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

         8200 Dixie Road
         Suite 100
         Brampton, Ontario
         Canada    L6T 5P6
         Attention:  The Secretary

With a copy to go to:





         and such notices shall be deemed to have been received ten (10) business days after mailing if forwarded by mail, and the following business day if forwarded by facsimile transmission or hand.



         The aforementioned address of either Party may be changed to any time by giving fifteen (15) days prior notice to the other Party in accordance with the foregoing. In the event of a generally-prevailing labour dispute or other situation which will delay or impede the giving of notice by any such means, in either the country of origin or of destination, the notice shall be given by such specified mode as will be most reliable and expeditious and least affected by such dispute or situation.

12. This Agreement shall not be assigned or transferred by either Party except in connection with any assignment permitted under Section 23.4 of the Purchase Agreement.

13. The failure of either Party to give notice to the other party of the breach or non-fulfillment of any term, clause, provision or condition of the Agreement shall not constitute a waiver thereof, nor shall the waiver of any breach or non-fulfillment of any term, clause, provision or condition of this Agreement constitute a waiver of any other breach or non-fulfillment of that or any other term, clause, provision or condition of this Agreement.

14. This Agreement sets forth the entire agreement and understanding between the Parties with respect to the use of the Trademark and supersedes and cancels all

                    *** CONFIDENTIAL TREATMENT REQUESTED *** previous negotiations, agreements, commitments and writings in respect to the subject matter thereof, and neither Party hereto shall be bound by any term, clause, provision or condition save as expressly provided in the Agreement or as duly set forth on or subsequent to the date hereof in writing, signed by duly authorized officers of the Parties.

15. Nothing in this Agreement shall be construed as establishing or implying any partnership between the Parties hereto, and nothing in this Agreement shall be deemed to constitute either of the Parties hereto as the agent of the other Party or to commit the other Party in any way whatsoever, without obtaining the other Party's prior written consent.

16. Nothing contained in this Agreement shall be construed as requiring the filing of any trademark application, the securing of any trademark registration or the maintaining in force of any trademark registration.

17. This Agreement shall be construed in accordance with and governed by the laws of theState of Georgia, United States of America, without regard to its conflicts of laws principles.

IN WITNESS WHEREOF, the Parties hereto have signed and executed this Agreement on the date first above mentioned.

NORTEL NETWORKS LIMITED                    INTERSTATE FIBERNET, INC.


Per:   /s/ MARK N. HOWARD             Per:   /s/ TOM MULLIS
       -----------------------------         ----------------------------------
Name:      MARK N. HOWARD             Name:
       -----------------------------         ----------------------------------
Title: Director-Group Branding        Title
        Strategies
       -----------------------------         ----------------------------------
       Note: original signature on
       file
                                        ITC/\DELTACOM COMMUNICATIONS, INC.

Per:                                  Per:   /s/ TOM MULLIS
       -----------------------------         ----------------------------------
Name:                                        Name:
       -----------------------------         ----------------------------------
Title:                                       Title
       -----------------------------         ----------------------------------

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                                   APPENDIX A

                             ENDORSEMENT BRAND MARK

                           TRADEMARK LICENSE AGREEMENT


BY AND BETWEEN NORTEL NETWORKS LIMITED AND INTERSTATE FIBERNET, INC. AND ITS WHOLLY-OWNED SUBSIDIARY, ITC/\DELTACOM COMMUNICATIONS, INC.

The Trademark:


                                  SOLUTIONS BY

                                  NORTEL
                                  NETWORKS(TM)

                    *** CONFIDENTIAL TREATMENT REQUESTED ***